UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                  811-07989

                               Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                           Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                       Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1)

The Report to Shareholders is attached herewith.

Paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-241-4671, if you invest directly with the Fund, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Fund or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

Metropolitan West Funds	March 31, 2021

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the period ended March 31, 2021. During the reporting period, overall assets across the complex increased to approximately $95 billion, which we are gratified to see - particularly against a backdrop of rising rates and COVID-19 uncertainty.

The March 31, 2021 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX),
Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

Before turning the calendar over from 2020, investors had to marvel on reflection at the year that had been: a tragic and economy-crushing pandemic led to a sharp market downturn through March, after which a cascade of Federal Reserve liquidity and Congressional commitments sent markets soaring. Even with the ongoing uncertainty, higher prices nearly everywhere betrayed few worries, notwithstanding widespread cash flow disruptions and some rethinking of basic business premises in certain industries. Cut to 2021 and, at least in the U.S. Treasury market (and those priced therefrom), an apparent fear of overstimulation materialized, leading to a sustained rise in rates and a steepened yield curve over the first quarter. Among the drivers were a recasting of inflationary expectations and a steady emergence from lockdowns, the latter precipitated by an ever-expanding rollout and administration of COVID-19 vaccines. The former, unsurprisingly, gained momentum on Fed representations to maintain a “lower for longer” accommodation on the funds rate, while signaling no premature curb to its asset purchases - the “mistake” that spurred 2013’s Taper Tantrum that punished equities and bonds alike. In the here and now, however, worries over rising prices are still just that - worries - as economic data remains mixed. In particular, labor markets are challenged, despite the dip in aggregate unemployment to 6.5%. The economy is still over eight million jobs below its pre-pandemic level, the labor force participation rate has not risen for months and, intuitively, it’s not especially hard to envision things not coming back as they were in some places. Simultaneously, it’s impossible to imagine an overall pace of growth that doesn’t exceed last year, and the ISM manufacturing index corroborated that in February with its highest print in three years.

Turning toward the return profile for risk assets, just a year after the S&P 500 Index sold off 34% over a five-week period, equities subsequently rallied back over 70% from March 2020 troughs. Even with increased volatility in the first quarter of 2021, the S&P 500 was up over 56% on a year-over-year basis. Meanwhile, fixed income total returns were mixed, as the Treasury yield curve experienced pronounced steepening, with yields for maturities less than two years remaining anchored near zero (and even declining) while 10- and 30-Year yields both increased nearly 110 bps. Against this backdrop, the Bloomberg Barclays U.S. Aggregate Index returned approximately 0.7% during the trailing one-year period, weighed down in particular by a 3.4% loss in the opening three months of 2021 (its fourth worst quarterly return in some 45 years of tracking). Notably, fixed income spread sectors generally experienced a significant decline in yield premiums from last March and outpaced Treasuries on a duration-adjusted basis as spread sectors were buoyed by optimism around vaccine deployment and economic reopening. Investment grade corporates did particularly well during the period, with an 8.7% total return led by industrial sectors such as energy, basic industry and transportation. Despite massive issuance levels, investor demand remained persistent as reflected by inflows into the asset class, leading to over 180 bps of spread compression. High yield credit delivered even more impressive returns, up 23.7% on a year-over-year basis with spreads tightening by nearly 570 bps. Notably, lower-rated CCC credits handily outpaced BB- and B-rated issues on both a total and excess return basis during the period, with fewer and fewer instances of bonds trading below par.

1 / Annual Report March 2021

Meanwhile, agency mortgage-backed securities (MBS) was a lagging fixed income sector, with marginally negative total returns for the trailing one-year period as rate volatility weighed on mortgage performance (particularly for low coupon issues carrying longer duration). Elsewhere in securitized, commercial mortgage-backed securities (CMBS) fared better with a 4.4% gain led by non-agency backed issues. Similarly, asset-backed securities (ABS) were up approximately 4.6%, as substantial policy support has kept the consumer afloat, which has translated to improving delinquencies and loss rates in many parts of the consumer ABS market. Finally, non-agency residential MBS remained attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, delivering consistently positive returns for the past year after weakness in early 2020.

The Economy and Market Ahead

The accelerating pace of COVID-19 vaccinations is stoking optimism with respect to the economic reopening process and permitting a relaxation of most U.S. jurisdictions’ restrictions, leading to upward revisions to GDP expectations for 2021. That rosier outlook aside, the pandemic has fundamentally challenged the economy, markets, policy, and our day-to-day lives. Unprecedented levels of policy stimulus and monetary accommodation have overwhelmed the economy and markets with liquidity, allowing households and businesses to stay afloat through deep uncertainty. While the path to a post-pandemic “new normal” is not entirely clear, it seems unavoidable that there will be permanent impairment in certain industries. Furthermore, the fact that current valuations are dependent on policy support is indisputable, making the market susceptible to potential headwinds such as an eventual pullback by the Fed. Investors should not overlook the fundamental challenges that remain, particularly for an economy increasingly dependent on an environment of low interest rates, given the amount of debt servicing costs from the uptick in leverage.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

For the one year period ending March 31, 2021, the MetWest AlphaTrak 500 Fund (“Fund”) gained 60.83% (net of fees), outperforming the S&P 500 Index (“Index”) by nearly 448 bps. The strategy implementation of the MetWest AlphaTrak 500 Fund utilizes S&P 500 futures and/or total return swaps to effectively replicate the performance profile of the underlying index, i.e., beta. The collateral – portfolio value less initial margin – is then managed in a short-term fixed income portfolio for which the goal is to outperform the financing rate of the futures or swaps implemented to gain the portfolio’s beta exposure. Amid better inoculation logistics and an improved economic outlook, supported by fiscal and monetary stimulus, corporate credit continued to recover from last year’s COVID-related volatility. Outperformance was due in part to the Fund’s allocation to the sector, with the biggest contributions coming from banking, finance companies, automotive, non-cyclicals like pharma and healthcare, midstream and independent energy, healthcare real estate investment trusts (REITs), and gaming. Additional gains can be attributed to opportunistic credit additions made during the March 2020 volatility at very attractive entry points and subsequent trimming amid spread remediation, as well as the small allocation to high yield corporates as the sector outperformed investment grade fixed income. Positioning among securitized products was also beneficial to returns, particularly floating rate holdings like non-agency MBS, collateralized loan obligations (CLOs), and FFELP student loan ABS, with non-agency MBS supported by the continued attractiveness of strong housing fundamentals, declining forbearance rates, and reduced supply, while ABS generally benefitted from policy support that has helped to keep the consumer afloat. Further contributions came from CMBS holdings, including IOs (interest only) which benefit in a rising rate environment as aggregate cash flows improve, while agency MBS holdings focused on lower coupon TBAs (to be announced) detracted as these typically longer duration issues saw prices fall due to the interest rate volatility. Finally, the duration position of the Fund was maintained at a relatively low level, but extended in a disciplined fashion as rates marched higher throughout the period, weighing on performance.

Given historically low yield spreads and outstanding risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, the Fund’s exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy added current coupon agency MBS TBAs given attractive financing rates; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains attractive from a

Annual Report March 2021 / 2

collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, while the Fund’s exposure is focused on higher quality agency backed issues as well as seasoned private label CMBS at the top of the capital structure and single asset single borrower (SASB) deals, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields. Finally, the Fund maintains a sizable allocation to government and cash bonds, despite low rates, as a buffer given the potential for equity volatility.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	19.51%	60.83%	17.02%	17.91%	14.79%	7.97%
S&P 500 Index	19.07%	56.35%	16.76%	16.28%	13.90%	7.66%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

For the one year period ending March 31, 2021, the MetWest Corporate Bond Fund – I Class (“Fund”) gained 7.81% (net of fees), trailing the Bloomberg Barclays U.S. Corporate Index by approximately 92 bps. The underweight to corporate credit was the largest drag on performance as spreads tightened in amid better inoculation logistics and an improved economic outlook. In particular, relative returns were weighed down by the underweight to top performing industrials such as basic industry and energy. However, this drag was offset by strong issue selection within the sector, led by communications, gaming, healthcare, tobacco, midstream energy, and finance company names as these were among the better performing areas in the Index. Meanwhile, the off-Index position in securitized products also was a large driver of outperformance, led by favorable issue selection among senior CMBS. Further contributions came from residential MBS and ABS holdings, with the latter benefiting from government support that helped keep the consumer afloat during the pandemic. Finally, as rates marched higher throughout the period, the duration position of the Fund was extended in disciplined fashion, but remained somewhat short of the Index, contributing to relative performance.

Given historically tight spreads and abundant risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture. The focus among credit continues to be on defensive sectors (non-cyclicals and communications) that offer more stability through volatility while the team also emphasizes selective idiosyncratic opportunities. The largest underweight remains in the industrials space, which continues to avoid more risk sensitive sectors like basic industries and technology, as well as consumer cyclical sectors, in favor of communications and healthcare within consumer non-cyclicals. Among financials, the emphasis is on finance companies, REITS and segments of the insurance sector, while banking is an underweight. High yield credit exposure is minimal, though the team anticipates further opportunities to add more substantially to high yield exposures if volatility materializes. Finally, among non-corporate credit, the Fund emphasizes high quality taxable municipal bonds, while the securitized products exposure is minimal, and focused on high quality, more defensive holdings generally at the top of the capital structure across MBS and CMBS, with some potential to move down the capital structure as opportunities arise.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	-1.36%	7.55%	—	—	—	8.92%
Bloomberg Barclays U.S. Corporate Index	-1.74%	8.73%	—	—	—	7.15%
MWCBX (Inception: June 29, 2018)	-1.24%	7.81%	—	—	—	9.19%
Bloomberg Barclays U.S. Corporate Index	-1.74%	8.73%	—	—	—	7.15%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

For the one year period ending March 31, 2021, the MetWest Flexible Income Fund – I Class (“Fund”) gained 10.83% (net of fees), outperforming the Bloomberg Barclays U.S. Aggregate Index (“Index”) by over 1,012 bps. Amid better inoculation logistics and an improved economic outlook, supported by fiscal and monetary stimulus, corporate credit continued to recover from last year’s COVID-related volatility. The Fund started the period overweight the sector but the position was subsequently trimmed

3 / Annual Report March 2021

to underweight as yield premiums declined, resulting in a drag on performance. This drag, however, was more than offset by favorable issue selection among corporate credit, particularly the preference for communications, gaming, healthcare, tobacco, midstream energy, and finance companies as these were among the better performing areas in the Index. Additional gains came from opportunistic credit additions made during the March 2020 volatility at very attractive entry points and subsequent trimming amid spread remediation. An out-of-Index allocation to high yield corporates was a slight tailwind as the sector outperformed investment grade fixed income, while the overweight (albeit reduced to an underweight in early 2021) to municipal debt contributed as municipals saw yield premiums contract amid ongoing recovery from March 2020 levels. In securitized, a strong housing backdrop rewarded residential sectors, with non-agency MBS bolstering returns, especially bonds backed by subprime collateral, while the emphasis on production coupon agency MBS TBAs provided an additional boost given the significant sponsorship by the Fed and outperformance of TBAs versus pools, notwithstanding a drag toward the latter part of the period given rate volatility. Commercial MBS contributed to relative performance as yield premiums declined, particularly among agency CMBS which were trimmed to fund the aforementioned credit purchases as yield spreads reached historically low levels. Additionally, an overweight to ABS was beneficial as many of the consumer segments performed well amid government support that helped keep the consumer afloat during the pandemic. Finally, as rates marched higher throughout the period, the duration position of the Fund was extended in disciplined fashion, but remained somewhat short of the Index, contributing to relative performance.

Given historically rich pricing and evident risks the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, holdings are focused on non-agency collateral, particularly high quality seasoned conduit deals and single asset single borrower (SASB) issues, while opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly,though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	2.74%	10.89%	—	—	—	13.47%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	—	—	—	6.17%
MWFEX (Inception: November 30, 2018)	2.85%	10.83%	—	—	—	13.58%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	—	—	—	6.17%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

For the one year period ending March 31, 2021, the MetWest Floating Rate Income Fund – I Class (“Fund”) gained 14.52% (net of fees), but lagged the S&P/LSTA Leveraged Loan Index (“Index”) by 619 bps. Although the Fund benefited from a defensive orientation during the earlier part of the period as those with more market risk underperformed amid the health crisis, this stance weighed on relative return for the overall period as cyclicals, metals/minerals, and energy led loans on vaccine progress, higher inflation expectations, and a better economic outlook toward the latter part of the period. Illustratively, energy surged by around 50%, while the more defensive utility sector returned 13%. Also detracting was an overweight to more conservative sectors like certain non-cyclicals and packaging as these industries lagged the Index. Slightly benefiting returns, however, was an overweight to gaming, which modestly outpaced the overall loan market, while issue selection within banking provided additional gains amid a steeper curve that benefits net interest margins for the industry. Finally, an up-in-quality emphasis held back performance due to the outperformance by lower-rated loans.

Given weak discount margins for ongoing risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, allocations continue to emphasize high conviction names and defensive

Annual Report March 2021 / 4

industries such as communications, non-cyclicals (especially healthcare), senior secured gaming, and select packaging, while remaining cautious of those with more market risk like cyclicals, energy, basic industry, transportation, and technology. Financials remain an underweight overall; within financials, however, the exposure to banking and finance companies is an overweight. Banking remains compelling given strong balance sheets, with the sector benefiting from a steeper yield curve that boosts net interest margins, while finance companies should gain from a resumption of economic activity as COVID-19 restrictions ease. In utilities, the small allocation consists of an overweight to utility servicers and an underweight to electric. Finally, on a quality basis, current valuation in lower-rated loans is frothy with overly optimistic assumptions, informing an emphasis on higher quality, though the strategy remains opportunistic and will look to take advantage of bouts of volatility and increase the exposure to lower-rated cohorts should attractive entry points present themselves.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	3.79%	14.30%	3.57%	4.08%	—	3.64%
S&P/LSTA Leveraged Loan Index	5.66%	20.71%	4.12%	5.26%	—	4.07%
MWFLX (Inception: June 28, 2013)	3.89%	14.52%	3.81%	4.29%	—	3.85%
S&P/LSTA Leveraged Loan Index	5.66%	20.71%	4.12%	5.26%	—	4.07%
MWFPX (Inception: January 29, 2021)	—	—	—	—	—	0.31	% [1]
S&P/LSTA Leveraged Loan Index	—	—	—	—	—	0.59%

[1] Non-annualized. Cumulative return for the Plan Class during the period of January 29, 2021 through March 31, 2021.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) returned 18.56% (net of fees) for the one-year period ended March 31, 2021, trailing the return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index by approximately 509 bps, largely due to an underweight to lower quality credits. As spread products recovered from the depths of the pandemic weakness, investors moved out the risk spectrum to capture yield, leading to strong sponsorship of lower quality issues during the period. CCC-rated issues were up over 33%, handily outpacing the 21.6% and 22.4% gains posted by B- and BB-rated cohorts, respectively, which weighed on the Fund’s underweight. A further drag came from an underweight to top performing industrials such as energy and consumer cyclicals such as retail and lodging, which benefitted from stimulus measures and an easing of economic restrictions. Instead, the Fund continued to focus on more defensive sectors such as communications and consumer non-cyclicals, which trailed the broader Index during the period. From an issue selection perspective, Fund holdings within the communications and consumer non-cyclical space generally trailed those held in the Index, while the underweight exposure to various top performing energy credits also weighed on returns. Outside of corporates, the off-Index exposure (albeit shrinking) to floating rate holdings within the non-agency MBS space contributed to returns, as the sector was supported by the continued fundamental attractiveness of strong housing fundamentals, declining forbearance rates, and reduced supply. Finally, as rates moved off their historic lows hit last March (the 10-Year was 107 bps higher year-over-year), the relatively short duration position rewarded performance.

Given insufficient yield compensation for ongoing risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. Along those lines, we believe prospective returns for the lowest quality bonds (i.e., the CCC and below rated cohort) are particularly vulnerable to an adverse shock as discount has largely evaporated from the marketplace. Only fifteen individual CUSIPs were trading below $70 as of end-March 2021, implying that the broader market is pricing in little to no downside risk, and thus informing the Fund’s significant underweight to CCCs. In terms of sector positioning, the Fund continues to conduct relative value trades with an overall emphasis on what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors (such as communications and consumer non-cyclicals) while financial, retail and select leisure credits represent a relative underweight. Given expectations for episodic market volatility, prospective performance gains are likely to be less attributable to market beta and more the result of credit-specific alpha, informing the continued focus on security selection and fundamental credit underwriting to minimize principal loss. Finally, the Fund’s duration positioning ended the quarter at approximately 0.5 years shorter than the benchmark as Treasury rates remain near historic lows.

5 / Annual Report March 2021

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	4.84%	18.14%	7.62%	7.02%	5.00%	8.14%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	7.35%	23.65%	6.82%	8.04%	6.47%	8.67%
MWHIX (Inception: March 31, 2003)	4.97%	18.56%	7.89%	7.29%	5.27%	7.61%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	7.35%	23.65%	6.82%	8.04%	6.47%	8.11%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

For the one year period ending March 31, 2021, the MetWest Intermediate Bond Fund – I Class (“Fund”) gained 4.76% (net of fees), outperforming the Bloomberg Barclays Intermediate U.S. Government/Credit Index (“Index”) by 275 bps. Amid better inoculation logistics and an improved economic outlook, supported by fiscal and monetary stimulus, corporate credit continued to recover from last year’s COVID-related volatility. An overweight to the sector early in the period benefitted returns, and the position was subsequently trimmed as yield premiums declined. Issue selection among corporate credit was also significant to the Fund’s outperformance, particularly the preference for communications, gaming, healthcare, tobacco, midstream energy, and finance companies as these were among the better performing areas in the Index. Additional gains came from opportunistic credit additions made during the March 2020 volatility at very attractive entry points and subsequent trimming amid spread remediation. An out-of-Index allocation to high yield corporates was a slight tailwind as the sector outperformed investment grade fixed income, while the overweight (albeit shrinking) to municipal debt contributed as municipals saw yield premiums contract amid ongoing recovery from March 2020 levels. In securitized, a strong housing backdrop rewarded residential sectors, with non-agency MBS bolstering returns, especially bonds backed by subprime collateral, while the emphasis on production coupon agency MBS TBAs provided an additional boost given the significant sponsorship by the Fed and outperformance of TBAs versus pools, notwithstanding a drag toward the latter part of the period given rate volatility. Commercial MBS contributed to relative performance as yield premiums declined, particularly among agency CMBS which were trimmed to fund the aforementioned credit purchases as yield spreads reached historically low levels. Additionally, an overweight to ABS was beneficial as many of the consumer segments performed well amid government support that helped keep the consumer afloat during the pandemic. Another boost to returns came from treasury inflation-protected securities (TIPS), attributable to higher inflation expectations toward the latter half of the period, though the position was trimmed in the fourth quarter of 2020. Finally, as rates marched higher throughout the period, the duration position of the Fund was extended in disciplined fashion, but remained somewhat short of the Index, contributing to relative performance.

Given historically low yield spreads and ongoing risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields.

Annual Report March 2021 / 6

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-0.42%	4.63%	4.68%	2.91%	3.19%	4.24%
Bloomberg Barclays Intermediate U.S. Government/ Credit Index	-1.39%	2.01%	4.35%	2.75%	2.88%	3.45%

MWIIX (Inception: June 28, 2002)	-0.41%	4.76%	4.88%	3.13%	3.43%	5.05%
Bloomberg Barclays Intermediate U.S. Government/ Credit Index	-1.39%	2.01%	4.35%	2.75%	2.88%	3.83%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

For the one year period ending March 31, 2021, the MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 8.20% (net of fees), outpacing the Bloomberg Barclays U.S. Intermediate Credit Index by approximately 81 bps. The underweight to corporate credit was the largest drag on performance as spreads tightened in amid better inoculation logistics and an improved economic outlook. In particular, relative returns were weighed down by the underweight to top performing industrials such as basic industry and energy. However, this drag was offset by strong issue selection within the sector, led by communications, gaming, healthcare, tobacco, midstream energy, and finance company names as these were among the better performing areas in the Index. A modest out-of-Index allocation to high yield corporates was a slight tailwind as the sector outperformed investment grade fixed income with a nearly 24% total return profile, while the exposure (albeit shrinking) to municipal debt contributed as municipals saw yield premiums contract amid ongoing recovery from March 2020 wides. An off-Index position in securitized products also benefitted the Fund, led by favorable issue selection among senior CMBS. Finally, as rates marched higher throughout the period, the duration position of the Fund was extended in disciplined fashion, but remained somewhat short of the Index, contributing to relative performance.

Given historically tight spreads and abundant risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture. The focus among credit continues to be on defensive sectors (non-cyclicals and communications) that offer more stability through volatility while the team also emphasizes selective idiosyncratic opportunities. Within securitized, the focus remains on high quality, more defensive holdings generally at the top of the capital structure across ABS and CMBS, with some potential to move down the capital structure as opportunities arise. Finally, among residential MBS, the strategy continues to hold well-structured agency MBS as well as legacy non-agency MBS, which remains attractive from a collateral perspective.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	0.52%	7.97%	—	—	—	7.92%
Bloomberg Barclays U.S. Intermediate Credit Index	-0.56%	7.39%	—	—	—	5.71%

MWIGX (Inception: June 29, 2018)	0.63%	8.20%	—	—	—	8.15%
Bloomberg Barclays U.S. Intermediate Credit Index	-0.56%	7.39%	—	—	—	5.71%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 4.12% (net of fees) for the one year period ending March 31, 2021, outpacing the ICE BofA 1-3 Year U.S. Treasury Index (“Index”) by 388 bps. Bolstering performance was the corporate credit allocation as the sector rebounded from COVID volatility, attributable to legislative support and vaccine developments. In particular, performance benefited from the opportunistic additions made at very attractive entry points then subsequent trimming as corporate spreads remediated over the remainder of the year. Notable contributors were issues selected within banking, finance companies, food & beverage, healthcare, midstream, automotive, and pharmaceuticals. Away from corporates, the emphasis on low coupon agency MBS was a detractor overall, mainly from the latter part of the period when higher rates weighed on the sector, though a bias for TBAs offset some of this drag given their higher running yield versus pools (due to the Fed’s sizable sponsorship). Additional gains derived from the allocation to agency MBS collateralized mortgage obligations (CMOs) with

7 / Annual Report March 2021

relatively stable duration profiles. Providing a boost to returns, meanwhile, was non-agency MBS, especially those backed by subprime, as the sector recovered from the volatility last March, sustained by strong housing fundamentals (i.e., robust home price appreciation) and limited supply. CMBS and ABS, finding some support from government stimulus programs, added to performance, with floating rate segments like government-guaranteed student loans particularly beneficial amid the backup in rates. Finally, a short duration profile reined in returns as rates hit historic lows, with the exposure extended in a disciplined manner during first quarter of 2021 on mounting inflation expectations, while exposures further out the curve further held back performance as the yield curve steepened.

Given historically low yield spreads and outstanding risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, credit exposure continues to emphasize high conviction names and defensive sectors such as communications and non-cyclicals, particularly healthcare and pharmaceuticals, as well as regulated banking given strong balance sheets, while remaining cautious of cyclical industries and non-corporate credit (though a small allocation to municipals is maintained, and emerging market debts are add candidates on cheaper entry points). Within securitized, the strategy continues to prefer current coupon agency MBS TBAs, which remain attractive given the relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains compelling from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures and single asset single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions in well-collateralized AA-rated issues offering good yields.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.43%	3.91%	2.92%	2.09%	2.14%	3.56%
ICE BofA 1-3 Year U.S. Treasury Index	—	0.24%	2.77%	1.71%	1.29%	3.15%

MWLIX (Inception: March 31, 2000)	0.53%	4.12%	3.09%	2.31%	2.34%	3.26%
ICE BofA 1-3 Year U.S. Treasury Index	—	0.24%	2.77%	1.71%	1.29%	2.79%

MWLNX (Inception: September 22, 2009)	0.49%	3.83%	2.80%	2.00%	2.01%	3.13%
ICE BofA 1-3 Year U.S. Treasury Index	—	0.24%	2.77%	1.71%	1.29%	1.34%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

Despite a headwind of rising interest rates, the MetWest Strategic Income Fund – I Class (“Fund”) gained 14.19% (net of fees), over 1,207 bps ahead of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps. Outperformance was largely driven by the allocation to corporate credit, particularly leading industrials within the investment grade space such as energy and transportation which benefitted from a rebound in economic activity. Favorable issue selection also came from finance companies, insurance, and REITs. Given the considerable rally for high yield credit (the sector was up an impressive 23.7% for the year), the portfolio’s exposure there was also beneficial. Further contributions came from the small position in emerging markets debt as the sector benefitted from optimism regarding accommodative global policies. Within the securitized space, exposure to legacy non-agency MBS rewarded returns as the sector continued to remediate from losses in the first quarter of 2020, supported by strong housing fundamentals, declining forbearance rates, and reduced supply. CMBS holdings and government-guaranteed student loan holdings within ABS also contributed, with the latter generally benefitting from policy support that has helped keep the consumer afloat. Finally, the duration position was extended over the course of the year, from 1.7 years to 2.4 years, weighing on performance as Treasury rates rose, with the 10-Year yield increasing by approximately 107 bps year-over-year.

Given historically low yield spreads and abundant risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy continues to prefer legacy non-agency MBS, which remains attractive from a collateral perspective while having the added benefit of having largely floating rate coupons if rates continue to rise. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset single borrower

Annual Report March 2021 / 8

(SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly,though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	4.00%	14.14%	4.17%	3.84%	3.59%	4.19%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.05%	2.12%	3.52%	3.20%	2.64%	3.34%

MWSIX (Inception: March 31, 2004)	4.13%	14.19%	4.41%	4.09%	3.84%	3.71%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.05%	2.12%	3.52%	3.20%	2.64%	3.36%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

For the one year period ending March 31, 2021, the MetWest Total Return Bond Fund – I Class (“Fund”) gained 3.54% (net of fees), outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) by over 283 bps. Amid better inoculation logistics and an improved economic outlook, supported by fiscal and monetary stimulus, corporate credit continued to recover from last year’s COVID-related volatility. An overweight to the sector early in the period benefitted returns, and the position was subsequently trimmed as yield premiums declined. Issue selection among corporate credit was also significant to the Fund’s outperformance, particularly the preference for communications, gaming, healthcare, tobacco, midstream energy, and finance companies as these were among the better performing areas in the Index. Additional gains came from opportunistic credit additions made during the March 2020 volatility at very attractive entry points and subsequent trimming amid spread remediation. An out-of-Index allocation to high yield corporates was a slight tailwind as the sector outperformed investment grade fixed income, while the overweight (albeit shrinking) to municipal debt contributed as municipals saw yield premiums contract amid continuing recovery from March 2020. In securitized, a strong housing backdrop rewarded residential sectors, with non-agency MBS bolstering returns, especially bonds backed by subprime collateral, while the emphasis on production coupon agency MBS TBAs provided an additional boost given the significant sponsorship by the Fed and outperformance of TBAs versus pools, notwithstanding a drag toward the latter part of the period given rate volatility. Commercial MBS had minimal impact on performance and was trimmed to fund the aforementioned credit purchases, while an overweight to ABS was beneficial as many of the consumer segments performed well amid government support that helped keep the consumer afloat during the pandemic. Another boost to returns came from TIPS, attributable to higher inflation expectations toward the latter half of the period, though the position was trimmed in the fourth quarter of 2020. Finally, as rates marched higher throughout the period, the duration position of the Fund was extended in disciplined fashion, but remained somewhat short of the Index, contributing to relative performance.

Given historically rich pricing and evident risks, the strategy has dollar-cost averaged into a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly, though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

9 / Annual Report March 2021

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-1.86%	3.31%	5.22%	3.44%	4.04%	6.01%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	3.44%	5.09%

MWTIX (Inception: March 31, 2000)	-1.75%	3.54%	5.46%	3.67%	4.27%	5.87%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	3.44%	4.86%

MWTTX (Inception: March 6, 2020)	-1.80%	3.65%	—	—	—	0.58%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	—	—	—	0.11%

MWTNX (Inception: December 18, 2009)	-1.91%	3.19%	5.10%	3.32%	3.89%	4.48%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	3.44%	3.57%

MWTSX (Inception: August 1, 2011)	-1.67%	3.65%	5.56%	3.76%	—	4.17%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	—	3.15%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 1.43% (net of fees) for the one year period ending March 31, 2021, outpacing the ICE BofA 1-Year U.S. Treasury Index (“Index”) by 126 bps. Bolstering performance was the corporate credit allocation as the sector rebounded from COVID volatility, attributable to legislative support and vaccine developments. In particular, performance benefited from the opportunistic additions made at very attractive entry points then subsequent trimming as corporate bond prices appreciated over the remainder of the year. Notable contributors were issues selected within banking, finance companies, automotive, and pharmaceuticals. Away from corporates, the emphasis on low coupon agency MBS was a detractor overall, mainly from the latter part of the period when higher rates weighed on the sector, though a bias for TBAs offset some of this drag given their higher running yield versus pools (due to the Fed’s sizable sponsorship). Additional gains derived from the allocation to agency MBS CMOs with relatively stable duration profiles. Providing a boost to returns, meanwhile, was non-agency MBS, especially those backed by subprime, as the sector recovered from the volatility last March, sustained by strong housing fundamentals (i.e., robust demand for homes, particularly suburban) and limited supply. CMBS and ABS, finding some support from government stimulus programs, modestly added to performance, with floating rate segments like government-guaranteed student loans particularly beneficial amid the backup in rates. Finally, a short duration profile reined in returns as rates hit historic lows, with the exposure extended in a disciplined manner during first quarter of 2021 on mounting inflation expectations, while exposures further out the curve further held back performance as the yield curve steepened.

Given historically low yield spreads and outstanding risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, credit exposure continues to emphasize high conviction names and defensive sectors such as utilities and non-cyclicals, particularly healthcare and pharmaceuticals, as well as regulated banking given strong balance sheets, while remaining cautious of cyclical industries and non-corporate credit (though a small allocation to municipals is maintained, and emerging market debts are add candidates on cheaper entry points). Within securitized, the strategy continues to prefer current coupon agency MBS TBAs, which remain attractive given the relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Meanwhile, an allocation to well-structured CMOs is maintained given relatively stable duration profiles. Legacy non-agency MBS remains compelling from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures and single asset single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions in well-collateralized AA-rated issues offering good yields.

Annual Report March 2021 / 10

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	-0.04%	1.03%	1.75%	1.41%	1.36%	1.82%
ICE BofA 1-Year U.S. Treasury Index	0.12%	0.17%	2.14%	1.52%	0.92%	1.66%

MWUIX (Inception: July 31, 2004)	0.04%	1.43%	1.91%	1.58%	1.52%	1.68%
ICE BofA 1-Year U.S. Treasury Index	0.12%	0.17%	2.14%	1.52%	0.92%	1.71%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

Despite a headwind of rising interest rates, the MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 11.35% (net of fees) over the one-year-period ending March 31, 2021, outpacing the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index (“Index”) by 1,088 bps. Outperformance was largely driven by the allocation to corporate credit, particularly leading industrials within the investment grade space such as energy and transportation which benefitted from a rebound in economic activity. Favorable issue selection also came from finance companies, insurance, and REITs. Given the considerable rally for high yield credit (the sector was up an impressive 23.7% for the year), the portfolio’s exposure there was also beneficial. Further contributions came from the small position in emerging markets debt as the sector benefitted from optimism regarding accommodative global policies. Within the securitized space, exposure to legacy non-agency MBS rewarded returns as the sector continued to remediate from losses in the first quarter of 2020, supported by strong housing fundamentals, declining forbearance rates, and reduced supply. CMBS holdings and government-guaranteed student loan receivables within ABS also contributed, with the latter generally benefitting from policy support that has helped keep the consumer afloat. Finally, the duration position was extended over the course of the year, from 1.7 years to 2.4 years, weighing on performance as Treasury rates rose, with the 10-Year yield increasing by approximately 107 bps year-over-year.

Given historically low yield spreads and abundant risks, the strategy has returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. While the improving economic outlook is positive for corporate creditworthiness and companies’ ability to repay debts, credit valuations are, in management’s view, generally expensive, as much of the good news is already priced in with little margin for error. As such, exposure has been modestly trimmed on strength, though some areas with elevated spread have been preserved to maintain carry on the limited risk posture while the team continues to emphasize selective idiosyncratic opportunities. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship, with the central bank signaling its commitment to sizable purchases for the foreseeable future. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons if rates continue to rise, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly, though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

	Performance Through March 31, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	2.46%	11.14%	3.84%	3.56%	—	5.05%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.11%	0.47%	1.73%	1.48%	—	0.94%

MWCIX (Inception: October 1, 2011)	2.60%	11.35%	4.13%	3.86%	—	5.33%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.11%	0.47%	1.73%	1.48%	—	0.94%

MWCPX (Inception: March 6, 2020)	2.63%	11.44%	—	—	—	3.55%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.11%	0.47%	—	—	—	0.57%

11 / Annual Report March 2021

A Disciplined Value Philosophy

Reflecting on a turbulent and eventful 2020, along with a return of pure rate volatility to start this year, once again the importance of investment discipline is highlighted. While it’s cliché that the market doesn’t ring a bell at tops and bottoms, it is observable from a practical and historical perspective where relative values stand in overseeing the Funds. The hallmark of the MetWest teams has been and remains a steadfast pragmatism in allocating risk through the cycle, meaning a tendency to having liquidity when needed most and underwriting risk when compensated at its utmost. The benefit of such is not only a return pattern that delivers on expectations, but in a risk-adjusted fashion that stands out most favorably.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The HighYield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of May 2021, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2021 / 12

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.tcw.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 60.83% and 14.79%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class M were 7.55% and 8.92%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class I were 7.81% and 9.19%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $12,739.

13 / Annual Report March 2021

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class M were 10.89% and 13.47%, respectively. The inception date for Class M was November 20, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 30, 2018. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class I were 10.83% and 13.58%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $13,457.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 14.30% and 3.64%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class I were 14.52% and 3.85%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $13,400.

The inception date for the Metropolitan West Floating Rate Income Fund Plan Class was January 29, 2021. The since inception total return for the Metropolitan West Floating Rate Income Fund Plan Class was 0.31%. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Plan Class shares would have been valued at $10,031.

Annual Report March 2021 / 14

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 18.14% and 5.00%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns were 18.56% and 5.27%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $16,705.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 4.63% and 3.19%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns were 4.76% and 3.43%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $14,004.

15 / Annual Report March 2021

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the Bloomberg Barclays U.S. Intermediate Credit Index. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class M were 7.97% and 7.92%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class I were 8.20% and 8.15%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $12,407.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofA 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 3.91% and 2.14%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns were 4.12% and 2.34%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $12,607.

For the Metropolitan West Low Duration Bond Fund Administrative Class, the one year and average annual 10 year total returns were 3.83% and 2.01%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,196.

Annual Report March 2021 / 16

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 14.14% and 3.59%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns were 14.19% and 3.84%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,570.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 3.31% and 4.04%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I,the one year and average annual 10 year total returns were 3.54% and 4.27%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $15,190.

The inception date for the Metropolitan West Total Return Bond Fund Class I-2 was March 6, 2020. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I-2 were 3.65% and 0.58%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I-2 shares would have been valued at $10,062.

17 / Annual Report March 2021

For the Metropolitan West Total Return Bond Fund Administrative Class, the one year and average annual 10 year total returns were 3.19% and 3.89%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $14,649.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class were 3.65% and 4.17%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $14,848.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofA 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 1.03% and 1.36%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns were 1.43% and 1.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,631.

Annual Report March 2021 / 18

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the ICE BofA U.S.Dollar 3-Month Deposit Offered Rate Average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 11.14% and 5.05%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 11.35% and 5.33%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $16,380.

The inception date for the Metropolitan West Unconstrained Bond Fund Plan Class was March 6, 2020. The one year and average annual since inception total return for the Metropolitan West Unconstrained Bond Fund Plan Class were 11.44% and 3.55%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Plan Class shares would have been valued at $10,378.

19 / Annual Report March 2021

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2021

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/20	Ending Account Value 03/31/21	Expense Ratio[1]	Expenses Paid During Period[2]

ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$1,195.10	0.90%	$4.93

Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$4.53

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 986.40	0.75%	$3.71
Class I	$1,000.00	$ 987.60	0.50%	$2.48
Hypothetical 5% Return
Class M	$1,000.00	$1,021.19	0.75%	$3.78
Class I	$1,000.00	$1,022.44	0.50%	$2.52

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,027.40	0.80%	$4.04
Class I	$1,000.00	$1,028.50	0.55%	$2.78
Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2021 / 20

	Beginning Account Value 10/01/20		Ending Account Value 03/31/21	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00		$1,037.90	0.90%	$4.57
Class I	$1,000.00		$1,038.90	0.70%	$3.56
Plan Class	$1,000.00	[3]	$1,003.10	0.56%[4]	$0.91[5]
Hypothetical 5% Return
Class M	$1,000.00		$1,020.44	0.90%	$4.53
Class I	$1,000.00		$1,021.44	0.70%	$3.53
Plan Class	$1,000.00	[3]	$1,007.18	0.56%[4]	$0.91[5]

HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00		$1,048.40	0.85%	$4.34
Class I	$1,000.00		$1,049.70	0.60%	$3.07
Hypothetical 5% Return
Class M	$1,000.00		$1,020.69	0.85%	$4.28
Class I	$1,000.00		$1,021.94	0.60%	$3.02

INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00		$ 995.80	0.70%	$3.48
Class I	$1,000.00		$ 995.90	0.48%	$2.39
Hypothetical 5% Return
Class M	$1,000.00		$1,021.44	0.70%	$3.53
Class I	$1,000.00		$1,022.54	0.48%	$2.42

INVESTMENT GRADE CREDIT FUND
Actual Fund Return
Class M	$1,000.00		$1,005.20	0.70%	$3.50
Class I	$1,000.00		$1,006.30	0.49%	$2.45
Hypothetical 5% Return
Class M	$1,000.00		$1,021.44	0.70%	$3.53
Class I	$1,000.00		$1,022.49	0.49%	$2.47

LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00		$1,004.30	0.62%	$3.10
Class I	$1,000.00		$1,005.30	0.42%	$2.10
Administrative Class	$1,000.00		$1,004.90	0.73%	$3.65
Hypothetical 5% Return
Class M	$1,000.00		$1,021.84	0.62%	$3.13
Class I	$1,000.00		$1,022.84	0.42%	$2.12
Administrative Class	$1,000.00		$1,021.29	0.73%	$3.68

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

[3]	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[4]	Annualized, based on the Fund’s expenses for the period between January 29, 2021 (the commencement date of the Plan Class) and March 31, 2021.
[5]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 61 days of expenses, then divided by 365 (to reflect the period shown between January 29, 2021 and March 31, 2021).

21 / Annual Report March 2021

	Beginning Account Value 10/01/20	Ending Account Value 03/31/21	Expense Ratio[1]	Expenses Paid During Period[2]

STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,040.00	2.22%	$11.29
Class I	$1,000.00	$1,041.30	2.28%	$11.60
Hypothetical 5% Return
Class M	$1,000.00	$1,013.86	2.22%	$11.15
Class I	$1,000.00	$1,013.56	2.28%	$11.45

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 981.40	0.68%	$ 3.36
Class I	$1,000.00	$ 982.50	0.46%	$ 2.27
Class I-2	$1,000.00	$ 982.00	0.57%	$ 2.82
Administrative Class	$1,000.00	$ 980.90	0.79%	$ 3.90
Plan Class	$1,000.00	$ 983.30	0.38%	$ 1.88
Hypothetical 5% Return
Class M	$1,000.00	$1,021.54	0.68%	$3.43
Class I	$1,000.00	$1,022.64	0.46%	$2.32
Class I-2	$1,000.00	$1,022.09	0.57%	$2.87
Administrative Class	$1,000.00	$1,020.99	0.79%	$3.98
Plan Class	$1,000.00	$1,023.04	0.38%	$1.92

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 999.60	0.50%	$2.49
Class I	$1,000.00	$1,000.40	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,024.60	1.02%	$5.15
Class I	$1,000.00	$1,026.00	0.75%	$3.79
Plan Class	$1,000.00	$1,026.30	0.69%	$3.49
Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.02%	$5.14
Class I	$1,000.00	$1,021.19	0.75%	$3.78
Plan Class	$1,000.00	$1,021.49	0.69%	$3.48

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2021 / 22

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2021

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
Corporate Bonds	25.97%
U.S. Treasury Bills	12.78%
Asset-Backed Securities	11.37%
Mutual Funds	10.02%
Non-Agency Mortgage-Backed	6.84%
Money Market Funds	6.70%
Non-Agency Commercial Mortgage-Backed	4.87%
U.S. Agency Mortgage-Backed	4.68%
U.S. Agency Commercial Mortgage-Backed	4.22%
U.S. Treasury Securities	0.91%
Foreign Government Obligations	0.87%
Municipal Bonds	0.62%
Other*	10.15%
Total	100.00%

CORPORATE BOND FUND
Sector Diversification
Corporate Bonds	80.62%
U.S. Treasury Securities	12.41%
Municipal Bonds	2.23%
Money Market Funds	2.06%
Non-Agency Commercial Mortgage-Backed	0.65%
U.S. Agency Mortgage-Backed	0.38%
U.S. Agency Commercial Mortgage-Backed	0.35%
Asset-Backed Securities	0.34%
Other*	0.96%
Total	100.00%

FLEXIBLE INCOME FUND
Sector Diversification
Corporate Bonds	26.34%
Non-Agency Mortgage-Backed	18.89%
U.S. Agency Mortgage-Backed	15.56%
Asset-Backed Securities	14.09%
U.S. Treasury Bills	13.28%
Non-Agency Commercial Mortgage-Backed	11.27%
Bank Loans	7.68%
U.S. Agency Commercial Mortgage-Backed	6.48%
Money Market Funds	3.35%
Foreign Government Obligations	2.42%
Municipal Bonds	0.63%
Common Stock	0.24%
Warrant	0.07%
Other*	(20.30)%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	83.74%
U.S. Treasury Bills	10.19%
Corporate Bonds	7.50%
Money Market Funds	2.53%
Foreign Government Obligations	1.48%
Warrant	0.05%
Other*	(5.49)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	73.22%
Bank Loans	18.01%
U.S. Treasury Bills	3.89%
Non-Agency Mortgage-Backed	2.38%
Money Market Funds	0.91%
Non-Agency Commercial Mortgage-Backed	0.23%
Warrant	0.03%
Common Stock	0.02%
Other*	1.31%
Total	100.00%

INTERMEDIATE BOND FUND
Sector Diversification
U.S. Treasury Securities	50.58%
Corporate Bonds	25.45%
U.S. Agency Mortgage-Backed	12.68%
Asset-Backed Securities	6.79%
Non-Agency Mortgage-Backed	5.31%
Non-Agency Commercial Mortgage-Backed	2.14%
Bank Loans	1.46%
U.S. Treasury Bills	1.25%
Municipal Bonds	0.82%
U.S. Agency Commercial Mortgage-Backed	0.03%
Common Stock	0.00%
Money Market Funds	0.00%
Other*	(6.51)%
Total	100.00%

23 / Annual Report March 2021

INVESTMENT GRADE CREDIT FUND
Sector Diversification
Corporate Bonds	56.09%
U.S. Treasury Securities	17.06%
Non-Agency Commercial Mortgage-Backed	6.97%
Asset-Backed Securities	5.15%
U.S. Agency Mortgage-Backed	3.91%
Non-Agency Mortgage-Backed	3.65%
Municipal Bonds	2.70%
U.S. Agency Commercial Mortgage-Backed	2.27%
Money Market Funds	0.17%
Other*	2.03%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
Corporate Bonds	26.67%
U.S. Agency Mortgage-Backed	16.76%
U.S. Treasury Securities	14.35%
Asset-Backed Securities	13.42%
Money Market Funds	10.87%
U.S. Agency Commercial Mortgage-Backed	8.07%
Non-Agency Mortgage-Backed	6.68%
Non-Agency Commercial Mortgage-Backed	6.45%
U.S. Treasury Bills	3.43%
Bank Loans	1.69%
Foreign Government Obligations	0.88%
Municipal Bonds	0.59%
Common Stock	0.00%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other*	(9.86)%
Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification
Non-Agency Mortgage-Backed	29.53%
Corporate Bonds	27.17%
Asset-Backed Securities	15.09%
U.S. Agency Commercial Mortgage-Backed	6.21%
Non-Agency Commercial Mortgage-Backed	5.40%
U.S. Treasury Bills	5.14%
U.S. Agency Mortgage-Backed	3.07%
Money Market Funds	2.07%
Municipal Bonds	0.71%
Common Stock	0.30%
Other*	5.31%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Treasury Securities	40.17%
U.S. Agency Mortgage-Backed	35.57%
Corporate Bonds	21.28%
Non-Agency Mortgage-Backed	6.09%
Money Market Funds	4.16%
Asset-Backed Securities	3.71%
U.S. Treasury Bills	2.68%
U.S. Agency Discount Notes	1.89%
Foreign Government Obligations	1.62%
Bank Loans	1.48%
Non-Agency Commercial Mortgage-Backed	1.33%
Municipal Bonds	0.94%
Repurchase Agreements	0.58%
U.S. Agency Commercial Mortgage-Backed	0.21%
Purchased Swaptions	0.03%
Purchased Options	0.02%
Common Stock	0.00%
Written Options	(0.03)%
Other*	(21.73)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification
Corporate Bonds	23.40%
U.S. Treasury Bills	19.74%
U.S. Agency Mortgage-Backed	19.00%
U.S. Treasury Securities	14.73%
Money Market Funds	11.87%
Asset-Backed Securities	9.45%
Non-Agency Mortgage-Backed	5.76%
U.S. Agency Commercial Mortgage-Backed	5.75%
Non-Agency Commercial Mortgage-Backed	3.33%
Foreign Government Obligations	1.67%
Municipal Bonds	0.72%
Bank Loans	0.51%
Other*	(15.93)%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	24.65%
Non-Agency Mortgage-Backed	23.92%
U.S. Agency Mortgage-Backed	14.04%
Asset-Backed Securities	12.77%
U.S. Treasury Bills	10.58%
Non-Agency Commercial Mortgage-Backed	6.13%
U.S. Agency Commercial Mortgage-Backed	5.14%
Bank Loans	4.50%
Money Market Funds	3.87%
Foreign Government Obligations	3.61%
U.S. Treasury Securities	0.96%
Municipal Bonds	0.64%
Common Stock	0.27%
Other*	(11.08)%
Total	100.00%

Annual Report March 2021 / 24

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

25 / Annual Report March 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 59.48%
ASSET-BACKED SECURITIES — 11.37%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.81%	07/25/56	[1,2]	$13,994	$13,976
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31	[1,2,3]	100,000	100,175
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.64%	10/17/31	[1,2,3]	85,000	85,177
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.02%	01/20/28	[1,2,3]	68,294	68,184
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/20/29	[1,2,3]	85,000	84,960
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.66%	01/25/35	[1,2]	10,261	10,105
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.39%	02/25/35	[2]	215,000	220,121
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.51%	10/25/32	[1,2,3]	80,000	80,114
Citibank Credit Card Issuance Trust,
Series 2018-A6, Class A6
3.21%	12/07/24		235,000	246,913
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29	[1,2,3]	50,000	49,910
Eaton Vance CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	10/15/30	[1,2,3]	85,000	85,290
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.87%	04/25/35	[2]	2,489	2,483

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	03/25/36	[2]	$27,667	$27,837
Ford Credit Floorplan Master Owner Trust A,
Series 2019-3, Class A1
2.23%	09/15/24		250,000	256,725
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/31	[1,2,3]	140,000	140,574
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.23%	06/15/37	[1,2,3]	115,923	115,990
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.24%	05/25/34	[1,2]	124,071	124,774
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(LIBOR USD 1-Month plus 0.71%)
0.81%	09/25/35	[2]	100,000	98,361
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.36%	07/19/27	[1,2,3]	80,000	80,043
Magnetite XXVII Ltd.,
Series 2020-27A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/33	[1,2,3]	130,000	130,276
MF1 Ltd.,
Series 2020-FL4, Class A
(LIBOR USD 1-Month plus 1.70%)
1.81%	11/15/35	[1,2]	220,000	222,395
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.62%	06/25/31	[2]	96,686	95,360
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	12/27/66	[1,2]	69,294	70,242
Navient Student Loan Trust,
Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
0.61%	09/27/66	[1,2]	65,704	65,777
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
0.69%	06/25/41	[1,2]	15,511	15,398

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.12%	10/25/41	[2]	$9,882	$9,990
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.33%	11/20/30	[1,2,3]	85,000	85,058
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	10/19/32	[1,2,3]	80,000	80,099
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.35%	01/17/31	[1,2,3]	85,000	85,048
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.26%	09/25/65	[1,2]	65,936	66,483
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.41%	10/20/30	[1,2,3]	130,000	130,032
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
0.65%	12/15/27	[1,2]	26,004	26,015
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
0.73%	12/15/25	[1,2]	33,786	33,793
SLM Student Loan Trust,
Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
0.48%	10/27/25	[2]	44,157	43,995
SLM Student Loan Trust,
Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
0.34%	01/25/27	[2]	63,294	63,166
SLM Student Loan Trust,
Series 2005-5, Class A4
(LIBOR USD 3-Month plus 0.14%)
0.36%	10/25/28	[2]	124,760	124,144
SLM Student Loan Trust,
Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
0.77%	01/25/28	[2]	12,758	12,762
SLM Student Loan Trust,
Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
0.60%	10/25/24	[2]	9,891	9,890

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.92%	07/25/23	[2]	$111,612	$112,435
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23	[2]	155,473	155,169
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23	[2]	41,830	42,054
SLM Student Loan Trust,
Series 2011-2, Class A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	11/25/27	[2]	2,156	2,158
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.06%	09/25/28	[2]	154,385	152,694
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.81%	01/25/29	[2]	89,128	86,556
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.66%	06/25/43	[2]	6,248	6,243
Toyota Auto Receivables Owner Trust,
Series 2018-B, Class A4
3.11%	11/15/23		270,000	277,341
Voya CLO Ltd.,
Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
0.94%	07/25/26	[1,2,3]	5,516	5,516
Voya CLO Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.82%	07/19/31	[1,2,3]	80,000	80,157

Total Asset-Backed Securities
(Cost $4,172,230)				4,181,958

CORPORATES — 25.97%*
Banking — 4.23%
Bank of America Corp.
3.00%	12/20/23	[4]	91,000	94,676
Discover Bank
(BKNT)
4.20%	08/08/23		125,000	135,065
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
1.19%	05/18/24	[2,3]	85,000	85,947
JPMorgan Chase & Co.
3.21%	04/01/23	[4]	200,000	205,458

See accompanying Notes to Financial Statements.

27 / Annual Report March 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	$200,000	$207,156
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,4]	70,000	68,733
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[3,4]	75,000	82,581
Wells Fargo Bank N.A.
(BKNT)
2.08%	09/09/22	[4]	670,000	675,131

				1,554,747

Communications — 2.52%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
1.36%	06/12/24	[2]	175,000	178,815
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	05/01/32	[1]	19,000	19,266
Charter Communications Operating LLC/Charter
Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
1.86%	02/01/24	[2]	125,000	128,474
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,5,6]	20,000	12,713
9.75%	07/15/25	[1,3,5,6]	61,000	38,271
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[1]	100,000	101,000
4.74%	03/20/25	[1]	135,000	144,967
5.15%	03/20/28	[1]	50,000	57,125
T-Mobile USA, Inc.
2.25%	02/15/26		113,000	113,320
2.63%	04/15/26		124,000	125,945
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	5,000	5,314

				925,210

Consumer Discretionary — 0.31%
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22	[1,3]	110,000	113,713

Electric — 2.07%
Alliant Energy Finance LLC
3.75%	06/15/23	[1]	140,000	149,245
Dominion Energy, Inc.,
Series B
2.75%	09/15/22		150,000	153,912
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	50,000	51,640
El Paso Electric Co.
3.30%	12/15/22		50,000	50,960

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Electric (continued)
Evergy, Inc.
4.85%	06/01/21		$100,000	$100,000
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	128,000	129,248
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21		30,000	30,260
(LIBOR USD 3-Month plus 0.48%)
0.67%	05/04/21	[2]	55,000	55,016
(LIBOR USD 3-Month plus 0.55%)
0.74%	08/28/21	[2]	40,000	40,012

				760,293

Energy — 1.42%
Antero Resources Corp.
8.38%	07/15/26	[1]	15,000	16,575
Energy Transfer Operating LP
5.50%	06/01/27		12,000	13,856
NGPL Pipe Co. LLC
4.38%	08/15/22	[1]	150,000	155,743
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	137,723
Sunoco Logistics Partners Operations LP
4.25%	04/01/24		150,000	162,569
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	12,600	12,254
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[1,3]	4,350	4,119
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	18,000	16,671
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	2,400	2,286

				521,796

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	11,000	11,100

Finance — 6.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
4.45%	12/16/21	[3]	150,000	153,474
Air Lease Corp.
2.25%	01/15/23		75,000	77,016
3.50%	01/15/22		65,000	66,476
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[1,3]	5,000	5,334
Citigroup, Inc.
2.88%	07/24/23	[4]	225,000	231,957
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/24/23	[2]	30,000	30,249

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22	[1,2]	$150,000	$151,024
Ford Motor Credit Co. LLC
3.81%	10/12/21		35,000	35,437
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21	[2]	45,000	45,000
General Motors Financial Co., Inc.
4.20%	11/06/21		60,000	61,310
4.38%	09/25/21		135,000	137,513
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[4]	170,000	172,264
Goldman Sachs Group, Inc. (The) (MTN)
(LIBOR USD 3-Month plus 1.60%)
1.79%	11/29/23	[2]	75,000	77,123
Goldman Sachs Group, Inc. (The), Series FXD
0.48%	01/27/23		275,000	274,720
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.83%	06/15/23	[2]	140,000	140,254
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
1.15%	07/22/22	[2]	200,000	200,460
Morgan Stanley (MTN)
0.53%	01/25/24	[4]	150,000	149,774
Nationwide Building Society (United Kingdom)
3.62%	04/26/23	[1,3,4]	90,000	92,862
4.36%	08/01/24	[1,3,4]	75,000	81,019
Park Aerospace Holdings Ltd. (Cayman Islands)
4.50%	03/15/23	[1,3]	110,000	114,933

				2,298,199

Food — 0.53%
Kraft Heinz Foods Co.
4.00%	06/15/23		75,000	80,268
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	115,000	116,478

				196,746

Health Care — 3.06%
AbbVie, Inc.
3.45%	03/15/22		50,000	51,160
3.75%	11/14/23		125,000	134,699
5.00%	12/15/21		40,000	40,802
Bayer U.S. Finance II LLC
2.20%	07/15/22	[1]	150,000	152,376
2.75%	07/15/21	[1]	90,000	90,515
Centene Corp.
5.38%	08/15/26	[1]	10,000	10,574
Dignity Health
3.13%	11/01/22		50,000	51,776

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	$100,000	$104,076
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	75,000	78,655
HCA, Inc.
5.00%	03/15/24		75,000	83,582
Humana, Inc.
3.85%	10/01/24		130,000	142,099
Royalty Pharma PLC (United Kingdom)
0.75%	09/02/23	[1,3]	85,000	84,921
Viatris, Inc.
1.13%	06/22/22	[1]	100,000	100,599

				1,125,834

Industrials — 1.17%
Amcor Flexibles North America, Inc.
4.50%	10/15/21		160,000	161,771
Berry Global, Inc.
0.95%	02/15/24	[1]	110,000	109,547
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[2]	30,000	29,230
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[2]	75,000	60,770
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/15/23	[2]	50,000	50,429
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	5,075
PowerTeam Services LLC
9.03%	12/04/25	[1]	9,000	9,934
Sealed Air Corp.
4.00%	12/01/27	[1]	5,000	5,137

				431,893

Information Technology — 0.03%
NXP BV/NXP Funding LLC (Netherlands)
4.63%	06/01/23	[1,3]	10,000	10,833

Insurance — 0.16%
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,4]	60,000	59,967

Real Estate Investment Trust (REIT) — 2.61%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		115,000	121,643
Camden Property Trust
2.95%	12/15/22		55,000	57,013
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		140,000	148,175
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		25,000	26,537
5.38%	11/01/23		85,000	93,048

See accompanying Notes to Financial Statements.

29 / Annual Report March 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp.
3.40%	11/01/22		$100,000	$104,202
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	6,223
Post Apartment Homes LP
3.38%	12/01/22		75,000	77,929
SL Green Operating Partnership LP
3.25%	10/15/22		50,000	51,840
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[2]	115,000	115,004
WEA Finance LLC
3.15%	04/05/22	[1]	50,000	51,003
Welltower, Inc.
3.75%	03/15/23		100,000	105,638

				958,255

Retail — 0.33%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.65%	08/10/22	[1,2]	90,000	90,097
Alimentation Couche-Tard, Inc.
(Canada)
2.70%	07/26/22	[1,3]	30,000	30,805

				120,902

Services — 0.33%
IHS Markit Ltd.
(Bermuda)
5.00%	11/01/22	[1,3]	115,000	121,316

Transportation — 0.92%
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.14%	06/01/21	[1,2]	100,000	100,008
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		6,868	6,868
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		103,755	105,936
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		80,561	83,122
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		39,925	41,322

				337,256

Total Corporates
(Cost $9,444,466)				9,548,060

MORTGAGE-BACKED — 20.61%**

Non-Agency Commercial Mortgage-Backed — 4.87%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	48,402	50,748

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BFLD Trust,
Series 2020-EYP, Class A
(LIBOR USD 1-Month plus 1.15%)
1.26%	10/15/35	[1,2]	$125,000	$126,074
BXMT Ltd.,
Series 2020-FL3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.40%)
1.51%	03/15/37	[1,2,3]	410,000	411,739
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class AAB
2.61%	09/10/45		36,536	36,988
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class AAB
2.69%	04/10/46		47,865	48,739
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		71,940	74,969
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48		48,350	51,172
Commercial Mortgage Trust,
Series 2012-CR3, Class ASB
2.37%	10/15/45		17,065	17,271
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.67%	10/15/45	[4]	323,627	6,408
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		11,215	11,635
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.21%	03/10/46	[4]	1,245,638	23,920
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.38%	01/10/46	[1,4]	1,750,000	11,938
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50		150,000	154,156
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.74%	08/10/43	[1,4]	3,074,310	37,233
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.17%	03/10/44	[1,4]	2,797,443	1,127
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4
3.38%	05/10/45		54,159	54,504
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.74%	01/15/47	[4]	1,653,669	28,230
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45		59,082	59,922

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.11%	01/15/46	[4]	$8,589,776	$20,973
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.25%	04/15/46	[4]	3,258,726	66,749
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
0.92%	01/15/49	[4,7,8]	736,356	25,906
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.69%	09/15/39	[1,4]	514,016	1,134
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class ASB
3.56%	11/15/46		11,875	12,286
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
1.00%	02/15/47	[4]	1,312,967	29,510
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48		73,092	77,172
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.15%	10/10/36	[1,4]	14,000,000	85,989
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,4,7,8]	3,000,000	9,744
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		168,100	175,612
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.67%	11/15/44	[1,4]	5,255,405	9,878
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		38,335	39,798
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47		28,693	29,690

				1,791,214

Non-Agency Mortgage-Backed — 6.84%
Alternative Loan Trust,
Series 2005-J4, Class M2
(LIBOR USD 1-Month plus 0.96%)
1.07%	07/25/35	[2]	107,112	107,190
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		215,660	130,570
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.28%)
0.39%	09/25/36	[2]	13,659	13,568

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.69%	07/20/36	[2]	$15,395	$15,423
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.26%	05/26/36	[1,2]	61,595	59,825
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
1.30%	09/26/46	[1,2]	87,115	87,258
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
0.75%	03/25/35	[2]	181,946	180,396
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.02%	10/25/35	[2]	182,000	182,787
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,4]	131,132	122,046
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.01%	10/25/47	[2]	86,201	85,817
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	05/25/35	[2]	53,913	46,603
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/21)
3.95%	01/25/33		9,645	9,852
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
1.13%	11/25/33	[2]	12,693	12,583
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.85%	07/19/44	[2]	3,127	3,020
Encore Credit Receivables Trust,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/36	[2]	54,106	54,150
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
0.67%	03/25/36	[2]	79,434	77,239
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.13%	04/19/36	[4]	78,739	69,721

See accompanying Notes to Financial Statements.

31 / Annual Report March 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.72%	07/19/35	[4]	$1,145	$1,041
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
0.79%	06/20/35	[2]	144,220	141,540
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.27%	05/25/37	[2]	98,899	96,247
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
0.97%	08/25/34	[2]	7,753	7,411
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.42%)
0.53%	05/25/46	[2]	102,229	98,751
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
3.03%	06/25/37	[4]	73,122	60,171
Legacy Mortgage Asset Trust,
Series 2019-GS1, Class A1 (STEP-reset date 04/25/21)
4.00%	01/25/59	[1]	108,949	111,566
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
0.67%	10/25/34	[2]	100,360	96,222
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.55%	01/25/36	[2]	96,988	92,845
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.83%	08/25/35	[2]	87,142	87,536
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.93%	09/25/35	[2]	55,781	55,770
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.74%	10/25/35	[2]	162,730	162,261
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.46%)
0.57%	02/25/36	[2]	77,155	73,822
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,7,8]	2,065,693	26,738

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
1.66%	06/25/42	[2]	$2,045	$2,027
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.42%)
0.95%	07/25/45	[2]	123,576	123,954
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.78%	10/25/35	[2]	7,558	7,574
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
2.83%	09/25/33	[4]	10,960	11,022

				2,514,547

U.S. Agency Commercial Mortgage-Backed — 4.22%
Fannie Mae-Aces,
Series 2014-M2, Class ASV2
2.78%	06/25/21	[4]	441	442
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.44%	07/25/22	[4]	9,447,803	18,046
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X1 (IO)
0.20%	04/25/23	[4]	7,767,568	31,139
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K033, Class X1 (IO)
0.29%	07/25/23	[4]	4,090,251	25,308
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K036, Class X1 (IO)
0.72%	10/25/23	[4]	5,282,494	85,113
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X1 (IO)
0.73%	01/25/25	[4]	1,422,542	32,148
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46	[4]	250,000	21,184
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KAIV, Class X2 (IO)
3.59%	06/25/41	[4]	250,000	1,467
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.47%	12/25/22	[4]	4,309,954	26,444

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27	[4]	$997,447	$53,773
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF28, Class A
(LIBOR USD 1-Month plus 0.36%)
0.48%	01/25/24	[2]	315,094	315,549
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR1, Class A1
2.45%	03/25/26		224,711	233,966
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR1, Class X (IO)
1.06%	03/25/26	[4]	914,672	40,406
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR2, Class A1
2.75%	03/25/27		246,051	259,118
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ30, Class A1
0.53%	01/25/25		249,759	248,906
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.65%	09/25/25	[4]	2,975,344	82,253
Ginnie Mae,
Series 2010-140,Class IO (IO)
0.04%	10/16/43	[4]	996,742	181
Ginnie Mae,
Series 2011-38, Class D
3.72%	01/16/51	[4]	72,917	74,660

				1,550,103

U.S. Agency Mortgage-Backed — 4.68%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
1.99%	12/01/34	[2]	647	650
Fannie Mae Pool AL0851
6.00%	10/01/40		2,764	3,214
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[2]	11,569	700
Fannie Mae REMICS,
Series 2002-21, Class FB
(LIBOR USD 1-Month plus 0.90%)
1.01%	04/25/32	[2]	40,423	40,583
Fannie Mae REMICS,
Series 2002-53, Class FY
(LIBOR USD 1-Month plus 0.50%)
0.61%	08/25/32	[2]	100,337	101,387

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.11%	09/25/32	[2]	$5,231	$5,355
Fannie Mae REMICS,
Series 2003-81, Class FE
(LIBOR USD 1-Month plus 0.50%)
0.61%	09/25/33	[2]	39,525	39,937
Fannie Mae REMICS,
Series 2006-48, Class FL
(LIBOR USD 1-Month plus 0.40%)
0.51%	06/25/36	[2]	48,342	48,643
Fannie Mae REMICS,
Series 2006-8, Class NF
(LIBOR USD 1-Month plus 0.37%)
0.48%	03/25/36	[2]	45,662	46,010
Fannie Mae REMICS,
Series 2008-12, Class FA
(LIBOR USD 1-Month plus 0.67%)
0.78%	03/25/38	[2]	133,435	135,916
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.51%	10/25/40	[2]	4,679	4,711
Fannie Mae REMICS,
Series 2010-74, Class AF
(LIBOR USD 1-Month plus 0.54%)
0.65%	07/25/37	[2]	43,334	44,009
Freddie Mac REMICS,
Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
1.01%	01/15/33	[2]	4,890	5,009
Freddie Mac REMICS,
Series 3231, Class FB
(LIBOR USD 1-Month plus 0.35%)
0.46%	10/15/36	[2]	87,799	88,441
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/15/42	[2]	13,960	14,069
Ginnie Mae,
Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
0.51%	07/16/31	[2]	96,391	96,402
UMBS (TBA)
2.00%	05/01/51		1,050,000	1,046,186

				1,721,222

Total Mortgage-Backed
(Cost $8,150,234)				7,577,086

MUNICIPAL BONDS — 0.62%*
Colorado — 0.37%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		135,000	135,347

See accompanying Notes to Financial Statements.

33 / Annual Report March 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida — 0.25%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
2.32%	10/01/22		$90,000	$92,593

Total Municipal Bonds
(Cost $227,216)				227,940

U.S. TREASURY SECURITIES — 0.91%
U.S. Treasury Notes — 0.91%
U.S. Treasury Notes
0.13%	01/31/23		215,000	214,899
0.13%	02/28/23		120,000	119,930

Total U.S. Treasury Securities
(Cost $335,019)				334,829

Total Bonds — 59.48%
(Cost $22,329,165)				21,869,873

Issues			Shares	Value

MUTUAL FUNDS — 10.02%
Mutual Funds — 10.02%
iShares Core S&P 500 ETF			3,845	1,529,618
SPDR S&P 500 ETF Trust[9]			5,439	2,155,639

Total Mutual Funds
(Cost $2,790,415)				3,685,257

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 20.35%
Foreign Government Obligations — 0.87%
Japan Treasury Discount Bill, Series 962
(Japan)
0.00%[10]	04/05/21	[3]	35,000,000	316,809

Money Market Funds — 6.70%
Dreyfus Government Cash Management Fund
0.03%[11]			505,000	505,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[11]			20,201	20,201
JPMorgan U.S. Government Money Market Fund
0.03%[11]			1,044,000	1,044,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[11]			896,000	896,000

				2,465,201

U.S. Treasury Bills — 12.78%
U.S. Treasury Bills
0.10%[10]	04/01/21		700,000	700,000
0.05%[10]	08/12/21		2,500,000	2,499,862

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
0.05%[10]	08/19/21	$1,500,000	$1,499,883

			4,699,745

Total Short-Term Investments
(Cost $7,501,231)			7,481,755

Total Investments - 89.85%
(Cost $32,620,811)			33,036,885

Cash and Other Assets, Less Liabilities - 10.15%			3,732,910

Net Assets - 100.00%			$36,769,795

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.

[3]	Foreign denominated security issued by foreign domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Non-income producing security.

[6]	Security is currently in default with regard to scheduled interest or principal payments.

[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $62,388, which is 0.17% of total net assets.

[9]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at (https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2021.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 34

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(IO): Interest Only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 337,327	JPY 35,000,000	Goldman Sachs International		04/05/21	$20,568

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation

FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	166	06/18/21	$32,938,550	$133,232	$133,232

See accompanying Notes to Financial Statements.

35 / Annual Report March 2021

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 96.98%

ASSET-BACKED SECURITIES — 0.34%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[1,2]	$44,797	$44,118

Total Asset-Backed Securities
(Cost $44,797)

CORPORATES — 80.62%*

Banking — 7.61%
Bank of America Corp.
2.59%	04/29/31	[3]	110,000	109,866
3.00%	12/20/23	[3]	35,000	36,414
Bank of America Corp.
(MTN)
3.97%	03/05/29	[3]	20,000	22,150
4.08%	03/20/51	[3]	20,000	22,379
4.27%	07/23/29	[3]	10,000	11,280
Bank of New York Mellon Corp. (The)
(MTN)
1.60%	04/24/25		15,000	15,295
3.25%	09/11/24		5,000	5,428
Discover Bank
(BKNT)
4.20%	08/08/23		10,000	10,805
Fifth Third Bancorp
2.55%	05/05/27		40,000	41,660
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28	[3,4]	110,000	108,160
JPMorgan Chase & Co.
2.52%	04/22/31	[3]	5,000	4,993
3.11%	04/22/51	[3]	75,000	73,591
4.01%	04/23/29	[3]	20,000	22,371
4.02%	12/05/24	[3]	55,000	59,694
4.20%	07/23/29	[3]	15,000	16,985
4.49%	03/24/31	[3]	35,000	40,408
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[3,4]	60,000	65,346
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[3,4,5]	20,000	19,638
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23	[4]	15,000	15,335
4.80%	11/15/24	[3,4]	55,000	60,559
State Street Corp.
3.78%	12/03/24	[3]	5,000	5,417
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[3]	20,000	20,644
2.39%	06/02/28	[3]	145,000	148,695
3.58%	05/22/28	[3]	25,000	27,279
5.01%	04/04/51	[3]	15,000	19,269

				983,661

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications — 11.17%
AT&T, Inc.
2.55%	12/01/33	[5]	$35,000	$33,248
3.80%	12/01/57	[5]	235,000	223,874
Charter Communications Operating LLC/Charter
Communications Operating Capital
3.75%	02/15/28		45,000	48,801
4.91%	07/23/25		30,000	34,068
5.38%	05/01/47		30,000	34,885
Comcast Corp.
1.50%	02/15/31		85,000	78,912
3.97%	11/01/47		10,000	11,104
4.00%	11/01/49		15,000	16,757
Cox Communications, Inc.
3.15%	08/15/24	[5]	50,000	53,416
Discovery Communications LLC
3.63%	05/15/30		30,000	32,120
Fox Corp.
3.50%	04/08/30		25,000	26,618
4.71%	01/25/29		3,000	3,456
Level 3 Financing, Inc.
3.88%	11/15/29	[5]	14,000	14,785
Qwest Corp.
7.25%	09/15/25		20,000	23,475
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[5]	35,000	39,465
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[5]	1,125	1,136
4.74%	03/20/25	[5]	155,000	166,443
5.15%	03/20/28	[5]	25,000	28,563
Time Warner Cable LLC
5.50%	09/01/41		33,000	39,182
5.88%	11/15/40		25,000	31,168
T-Mobile USA, Inc.
2.55%	02/15/31	[5]	35,000	34,333
3.50%	04/15/25	[5]	15,000	16,239
4.50%	04/15/50	[5]	22,000	24,731
Verizon Communications, Inc.
2.55%	03/21/31		50,000	49,961
4.02%	12/03/29		45,000	50,357
4.50%	08/10/33		85,000	98,825
ViacomCBS, Inc.
4.60%	01/15/45		39,000	43,750
5.85%	09/01/43		8,000	10,252
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25	[4]	21,000	23,410
4.25%	09/17/50	[4]	41,000	45,119
4.88%	06/19/49	[4]	6,000	7,141
5.25%	05/30/48	[4]	3,000	3,754
Walt Disney Co. (The)
2.65%	01/13/31		70,000	71,542
3.60%	01/13/51		11,000	11,737
6.20%	12/15/34		8,000	11,099

				1,443,726

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary — 3.40%
Altria Group, Inc.
5.38%	01/31/44		$5,000	$5,874
5.95%	02/14/49		15,000	18,762
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36		30,000	35,240
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		77,000	88,382
4.75%	01/23/29		30,000	35,079
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[4,5]	70,000	80,151
BAT Capital Corp.
4.39%	08/15/37		45,000	47,233
4.54%	08/15/47		10,000	10,084
Constellation Brands, Inc.
3.75%	05/01/50		45,000	47,155
Imperial Brands Finance PLC
(United Kingdom)
4.25%91	07/21/25	[4,5]	30,000	33,024
NIKE, Inc.
3.38%	03/27/50		5,000	5,276
Reynolds American,Inc.
4.45%	06/12/25		5,000	5,551
4.85%	09/15/23		20,000	21,969
5.85%	08/15/45		5,000	5,881

				439,661

Electric — 9.08%
AEP Transmission Co. LLC, Series M
3.65%	04/01/50		10,000	10,655
Alabama Power Co.
5.50%	03/15/41		9,000	11,613
Alliant Energy Finance LLC
1.40%	03/15/26	[5]	45,000	44,196
Ameren Corp.
3.50%	01/15/31		15,000	15,945
Appalachian Power Co.
4.45%	06/01/45		10,000	11,251
Appalachian Power Co., Series X
3.30%	06/01/27		40,000	43,102
Baltimore Gas and Electric Co.
2.90%	06/15/50		50,000	46,500
Black Hills Corp.
4.35%	05/01/33		35,000	39,328
Consolidated Edison Co. of New York, Inc., Series 2017
3.88%	06/15/47		10,000	10,622
Consolidated Edison Co. of New York, Inc., Series 20B
3.95%	04/01/50		60,000	65,180
Duke Energy Carolinas LLC
2.55%	04/15/31		40,000	40,369
3.75%	06/01/45		70,000	74,945

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[5]	$122,000	$126,001
Evergy, Inc.
2.45%	09/15/24		5,000	5,238
FirstEnergy Transmission LLC
5.45%	07/15/44	[5]	55,000	64,433
Florida Power & Light Co.
4.13%	02/01/42		90,000	104,039
Interstate Power and Light Co.
2.30%	06/01/30		20,000	19,768
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,684
Metropolitan Edison Co.
4.00%	04/15/25	[5]	9,000	9,561
4.30%	01/15/29	[5]	15,000	16,534
MidAmerican Energy Co.
4.25%	05/01/46		10,000	11,546
Narragansett Electric Co. (The)
3.40%	04/09/30	[5]	10,000	10,657
Northern States Power Co.
4.13%	05/15/44		10,000	11,466
PacifiCorp.
4.13%	01/15/49		45,000	50,619
Public Service Co. of New Mexico
3.85%	08/01/25		45,000	48,400
Puget Energy, Inc.
3.65%	05/15/25		100,000	108,084
Southern Co. (The)
3.25%	07/01/26		6,000	6,430
Tucson Electric Power Co.
3.85%	03/15/23		60,000	63,413
Virginia Electric & Power Co., Series B
3.80%	09/15/47		20,000	21,735
Vistra Operations Co. LLC
3.55%	07/15/24	[5]	6,000	6,284
Xcel Energy, Inc.
4.80%	09/15/41		55,000	64,518

				1,173,116

Energy — 7.23%
BP Capital Markets America, Inc.
3.63%	04/06/30		45,000	49,382
Chevron Corp.
2.24%	05/11/30		20,000	19,949
ConocoPhillips
2.40%	02/15/31	[5]	35,000	34,520
Enbridge Energy Partners LP
5.50%	09/15/40		10,000	11,972
Energy Transfer Operating LP
3.75%	05/15/30		10,000	10,338
4.95%	06/15/28		25,000	27,993
5.00%	05/15/50		15,000	15,575
5.50%	06/01/27		37,000	42,724
6.13%	12/15/45		12,000	13,771

See accompanying Notes to Financial Statements.

37 / Annual Report March 2021

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
EQM Midstream Partners LP
6.50%	07/15/48		$8,000	$8,053
EQT Corp.
3.90%	10/01/27		5,000	5,109
Equinor ASA (Norway)
3.25%	11/18/49	[4]	6,000	5,886
3.70%	04/06/50	[4]	5,000	5,342
Exxon Mobil Corp.
3.45%	04/15/51		19,000	19,223
4.33%	03/19/50		17,000	19,546
Hess Corp.
4.30%	04/01/27		33,000	36,053
KeySpan Gas East Corp.
5.82%	04/01/41	[5]	15,000	19,643
Kinder Morgan Energy Partners LP
5.80%	03/15/35		15,000	18,372
Kinder Morgan Energy Partners LP (MTN)
6.95%	01/15/38		15,000	20,361
Kinder Morgan, Inc. (GMTN)
7.80%	08/01/31		15,000	20,843
NGPL Pipe Co. LLC
4.38%	08/15/22	[5]	30,000	31,149
4.88%	08/15/27	[5]	10,000	11,214
Occidental Petroleum Corp.
3.50%	08/15/29		5,000	4,692
Petroleos Mexicanos (Mexico)
7.69%	01/23/50	[4]	40,000	37,080
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		19,000	20,890
4.65%	10/15/25		20,000	22,036
Rockies Express Pipeline LLC
3.60%	05/15/25	[5]	30,000	30,085
6.88%	04/15/40	[5]	17,000	18,445
Ruby Pipeline LLC
8.00%	04/01/22	[1,2,5]	6,288	5,267
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	3,297
5.75%	05/15/24		25,000	28,269
Shell International Finance BV (Netherlands)
2.38%	11/07/29	[4]	25,000	25,280
3.13%	11/07/49	[4]	20,000	19,353
Southern Co. Gas Capital Corp.
2.45%	10/01/23		13,000	13,527
4.40%	06/01/43		10,000	10,885
5.88%	03/15/41		30,000	40,157
Southern Natural Gas Co. LLC
4.80%	03/15/47	[5]	15,000	17,166
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		6,000	6,436
TC PipeLines LP
3.90%	05/25/27		15,000	16,314

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
4.38%	03/13/25		$30,000	$33,234
Texas Eastern Transmission LP
2.80%	10/15/22	[5]	40,000	41,151
7.00%	07/15/32		50,000	67,421
TransCanada PipeLines Ltd. (Canada)
5.00%	10/16/43	[4]	15,000	17,843
Williams Cos., Inc. (The)
3.90%	01/15/25		8,000	8,672

				934,518

Finance — 8.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.65%	07/21/27	[4]	25,000	26,254
3.88%	01/23/28	[4]	14,000	14,630
Air Lease Corp.
3.63%	12/01/27		19,000	19,901
4.25%	09/15/24		20,000	21,758
Avolon Holdings Funding Ltd. (Cayman Islands)
2.88%	02/15/25	[4,5]	15,000	15,042
Citigroup, Inc.
2.57%	06/03/31	[3]	60,000	60,002
2.88%	07/24/23	[3]	50,000	51,546
3.67%	07/24/28	[3]	20,000	21,895
Ford Motor Credit Co. LLC
3.34%	03/28/22		54,000	54,743
4.25%	09/20/22		19,000	19,685
GE Capital International Funding Co. (Ireland)
3.37%	11/15/25	[4]	60,000	65,100
4.42%	11/15/35	[4]	118,000	135,207
General Motors Financial Co., Inc.
3.20%	07/06/21		5,000	5,022
4.20%	11/06/21		20,000	20,437
4.38%	09/25/21		20,000	20,372
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[3]	15,000	14,864
2.60%	02/07/30		100,000	101,333
2.91%	07/24/23	[3]	35,000	36,041
3.27%	09/29/25	[3]	30,000	32,150
3.50%	11/16/26		5,000	5,423
Intercontinental Exchange, Inc.
1.85%	09/15/32		15,000	13,751
(LIBOR USD 3-Month plus 0.65%)
0.83%	06/15/23	[6]	25,000	25,045
Morgan Stanley (GMTN)
3.70%	10/23/24		5,000	5,478
3.77%	01/24/29	[3]	20,000	21,947
Morgan Stanley (MTN)
3.62%	04/01/31	[3]	65,000	70,655

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley,
Series F
3.88%	04/29/24		$20,000	$21,861
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[3,4,5]	10,000	10,318
3.77%	03/08/24	[3,4,5]	40,000	42,277
4.36%	08/01/24	[3,4,5]	5,000	5,401
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[4,5]	5,000	5,439
Pipeline Funding Co. LLC
7.50%	01/15/30	[5]	27,024	33,856
Raymond James Financial, Inc.
3.63%	09/15/26		40,000	44,428
4.65%	04/01/30		25,000	29,215

				1,071,076

Food — 0.95%
Conagra Brands, Inc.
4.60%	11/01/25		6,000	6,817
General Mills, Inc.
4.20%	04/17/28		5,000	5,649
Kraft Heinz Foods Co.
4.63%	10/01/39		39,000	42,352
5.00%	07/15/35		13,000	15,027
Smithfield Foods, Inc.
3.35%	02/01/22	[5]	35,000	35,450
5.20%	04/01/29	[5]	5,000	5,742
Tyson Foods, Inc.
4.35%	03/01/29		10,000	11,398

				122,435

Health Care — 12.14%
AbbVie, Inc.
3.80%	03/15/25		20,000	21,861
4.40%	11/06/42		70,000	81,301
4.55%	03/15/35		10,000	11,643
Amgen, Inc.
3.15%	02/21/40		35,000	34,944
4.40%	05/01/45		15,000	17,420
Anthem, Inc.
3.70%	09/15/49		10,000	10,355
Ascension Health,
Series B
2.53%	11/15/29		10,000	10,268
AstraZeneca PLC
(United Kingdom)
3.38%	11/16/25	[4]	10,000	10,893
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		5,000	5,613
Baxter International, Inc.
3.95%	04/01/30	[5]	10,000	11,266
Bayer U.S. Finance II LLC
3.88%	12/15/23	[5]	5,000	5,393

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
4.25%	12/15/25	[5]	$10,000	$11,138
4.38%	12/15/28	[5]	25,000	28,255
4.88%	06/25/48	[5]	35,000	41,981
Becton Dickinson and Co.
3.79%	05/20/50		30,000	31,959
4.67%	06/06/47		5,000	5,946
Bon Secours Mercy Health, Inc.,
Series 20-2
2.10%	06/01/31		65,000	62,903
Boston Scientific Corp.
2.65%	06/01/30		35,000	35,333
Bristol-Myers Squibb Co.
3.90%	02/20/28		13,000	14,615
Centene Corp.
3.00%	10/15/30		21,000	20,991
5.38%	08/15/26	[5]	4,000	4,230
Children’s Hospital Medical Center
2.82%	11/15/50		20,000	18,259
Cigna Corp.
2.40%	03/15/30		16,000	15,877
3.88%	10/15/47		8,000	8,572
4.38%	10/15/28		25,000	28,629
City of Hope,
Series 2013
5.62%	11/15/43		15,000	20,222
City of Hope,
Series 2018
4.38%	08/15/48		10,000	11,798
CommonSpirit Health
2.78%	10/01/30		35,000	35,700
CVS Health Corp.
3.25%	08/15/29		60,000	63,488
5.05%	03/25/48		45,000	55,288
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		40,000	41,871
Elanco Animal Health, Inc.
5.90%	08/28/28		5,000	5,684
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[5]	50,000	52,038
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.71%	09/29/23	[6]	50,000	50,065
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		30,000	28,325
HCA, Inc.
5.00%	03/15/24		49,000	54,607
5.25%	06/15/49		17,000	20,852
Humana, Inc.
3.95%	03/15/27		20,000	22,326
Illumina, Inc.
2.55%	03/23/31		30,000	29,772
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	10,926

See accompanying Notes to Financial Statements.

39 / Annual Report March 2021

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60		$10,000	$10,314
Mayo Clinic,
Series 2013
4.00%	11/15/47		25,000	28,808
MedStar Health, Inc.,
Series 20A
3.63%	08/15/49		10,000	10,287
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52		5,000	5,899
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		15,000	14,713
OhioHealth Corp.,
Series 2020
3.04%	11/15/50		15,000	15,082
PerkinElmer, Inc.
2.55%	03/15/31		25,000	24,797
Pfizer, Inc.
4.10%	09/15/38		10,000	11,675
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		10,000	10,647
Quest Diagnostics, Inc.
4.20%	06/30/29		25,000	28,587
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		70,000	64,859
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[4,5]	25,000	24,977
1.75%	09/02/27	[4,5]	45,000	43,934
Sharp HealthCare,
Series 20B
2.68%	08/01/50		50,000	45,740
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[4]	30,000	28,275
Takeda Pharmaceutical Co. Ltd.
(Japan)
2.05%	03/31/30	[4]	20,000	19,273
Thermo Fisher Scientific, Inc.
4.50%	03/25/30		11,000	12,854
UnitedHealth Group, Inc.
2.90%	05/15/50		12,000	11,525
3.70%	08/15/49		10,000	10,955
4.25%	04/15/47		15,000	17,695
Viatris, Inc.
1.13%	06/22/22	[5]	15,000	15,090
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50		35,000	33,291
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		25,000	26,758

				1,568,642

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials — 2.66%
Amcor Finance USA, Inc.
3.63%	04/28/26		$10,000	$10,945
Amcor Flexibles North America, Inc.
2.63%	06/19/30		5,000	4,993
BAE Systems Holdings, Inc.
3.85%	12/15/25	[5]	20,000	22,034
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30	[4,5]	30,000	31,892
Berry Global, Inc.
0.95%	02/15/24	[5]	15,000	14,938
1.57%	01/15/26	[5]	28,000	27,590
Boeing Co. (The)
1.43%	02/04/24		35,000	35,065
CCL Industries, Inc.
(Canada)
3.05%	06/01/30	[4,5]	25,000	25,371
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[6]	10,000	9,743
L3Harris Technologies, Inc.
3.85%	06/15/23		50,000	53,376
Northrop Grumman Corp.
5.25%	05/01/50		20,000	26,138
Sonoco Products Co.
3.13%	05/01/30		10,000	10,338
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[4,5]	5,000	5,421
Trane Technologies Luxembourg Finance SA
(Luxembourg)
3.55%	11/01/24	[4]	5,000	5,410
WRKCo, Inc.
3.00%	09/15/24		30,000	31,906
3.00%	06/15/33		5,000	5,088
4.90%	03/15/29		20,000	23,375

				343,623

Information Technology — 2.45%
Amazon.com, Inc.
2.50%	06/03/50		40,000	35,815
Apple, Inc.
2.38%	02/08/41		25,000	23,185
2.65%	02/08/51		75,000	68,715
Broadcom, Inc.
3.63%	10/15/24		5,000	5,442
Fiserv, Inc.
2.65%	06/01/30		15,000	15,125
Intel Corp.
3.25%	11/15/49		15,000	15,114
NVIDIA Corp.
3.50%	04/01/50		25,000	26,453
NXP BV/NXP Funding LLC
(Netherlands)
3.88%	09/01/22	[4,5]	30,000	31,334

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 40

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
4.63%	06/01/23	[4,5]	$10,000	$10,833
Oracle Corp.
3.60%	04/01/50		60,000	58,218
3.95%	03/25/51		25,000	25,819

				316,053

Insurance — 4.75%
Allstate Corp. (The)
3.85%	08/10/49		25,000	27,574
Aon Corp. 2.80%	05/15/30		45,000	46,051
3.75%	05/02/29		5,000	5,509
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		20,000	23,116
Equitable Financial Life Global Funding
1.80%	03/08/28	[5]	20,000	19,570
Farmers Insurance Exchange
4.75%	11/01/57	[3,5]	55,000	57,583
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70	[5]	45,000	42,827
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		10,000	9,836
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[5]	47,000	46,494
Metropolitan Life Global Funding I
2.95%	04/09/30	[5]	40,000	41,730
3.45%	10/09/21	[5]	42,000	42,693
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[3,5]	30,000	29,983
New York Life Insurance Co.
3.75%	05/15/50	[5]	95,000	100,801
Pacific LifeCorp
3.35%	09/15/50	[5]	25,000	24,387
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[3,5]	65,000	69,122
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	11,545
Willis North America, Inc.
2.95%	09/15/29		15,000	15,517

				614,338

Materials — 0.63%
Georgia-Pacific LLC
2.30%	04/30/30	[5]	15,000	14,956
International Flavors & Fragrances, Inc.
4.45%	09/26/28		5,000	5,675
5.00%	09/26/48		45,000	55,602
Sherwin-Williams Co. (The)
2.30%	05/15/30		5,000	4,933

				81,166

Real Estate Investment Trust (REIT) — 5.96%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		50,000	55,277
4.50%	07/30/29		11,000	12,664
American Assets Trust LP
3.38%	02/01/31		30,000	29,755

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
American Campus Communities Operating Partnership LP
3.30%	07/15/26		$10,000	$10,758
3.63%	11/15/27		35,000	38,228
3.75%	04/15/23		25,000	26,444
3.88%	01/30/31		10,000	10,793
AvalonBay Communities, Inc. (MTN)
2.45%	01/15/31		10,000	9,982
Boston Properties LP
3.25%	01/30/31		10,000	10,363
3.40%	06/21/29		5,000	5,260
Crown Castle International Corp.
3.30%	07/01/30		45,000	47,177
CubeSmart LP
4.38%	02/15/29		5,000	5,574
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,292
3.45%	11/15/29		55,000	56,710
Essex Portfolio LP
2.65%	03/15/32		5,000	4,927
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		5,000	5,307
4.00%	01/15/30		65,000	67,659
Healthcare Realty Trust, Inc.
3.63%	01/15/28		30,000	32,280
Healthcare Trust of America Holdings LP
3.75%	07/01/27		65,000	72,036
Hudson Pacific Properties LP
3.95%	11/01/27		50,000	53,664
Kilroy Realty LP
2.50%	11/15/32		15,000	14,113
3.45%	12/15/24		10,000	10,707
Lexington Realty Trust
2.70%	09/15/30		45,000	44,014
Life Storage LP
2.20%	10/15/30		40,000	37,952
Mid-America Apartments LP
1.70%	02/15/31		10,000	9,208
SL Green Operating Partnership LP
3.25%	10/15/22		45,000	46,657
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[6]	15,000	15,000
UDR, Inc.
(MTN)
4.40%	01/26/29		5,000	5,655
Ventas Realty LP
3.00%	01/15/30		15,000	15,308
4.13%	01/15/26		10,000	11,213

				769,977

Retail — 1.27%
7-Eleven, Inc.
0.80%	02/10/24	[5]	35,000	34,899
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[4,5]	50,000	50,709

See accompanying Notes to Financial Statements.

41 / Annual Report March 2021

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Home Depot, Inc. (The)
3.90%	12/06/28		$5,000	$5,734
Lowe’s Cos., Inc.
3.65%	04/05/29		25,000	27,372
McDonald’s Corp.
(MTN)
4.20%	04/01/50		20,000	22,835
Starbucks Corp.
3.80%	08/15/25		5,000	5,514
Walgreens Boots Alliance, Inc.
4.80%	11/18/44		15,000	16,607

				163,670

Services — 1.53%
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26	[4,5]	50,000	55,191
4.75%	08/01/28	[4]	5,000	5,784
5.00%	11/01/22	[4,5]	5,000	5,275
Northwestern University
3.69%	12/01/38		10,000	10,995
Pomona College,
Series A
2.89%	01/01/51		35,000	34,041
RELX Capital, Inc.
4.00%	03/18/29		35,000	38,646
University of Chicago (The),
Series 20B
2.76%	04/01/45		5,000	4,868
University of Southern California
2.81%	10/01/50		10,000	9,668
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[4]	5,000	5,025
3.05%	04/01/50	[4]	25,000	23,692
William Marsh Rice University
2.60%	05/15/50		5,000	4,599

				197,784

Transportation — 1.10%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		18,000	21,101
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		24,253	24,322
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		14,451	14,562
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		30,000	32,594
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		23,748	24,466

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$15,555	$16,100
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		8,414	8,542

				141,687

Water — 0.40%
American Water Capital Corp.
3.45%	05/01/50		51,000	51,860

Total Corporates
(Cost $10,498,602)				10,416,993

MORTGAGE-BACKED — 1.38%**
Non-Agency Commercial Mortgage-Backed — 0.65%
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.21%	03/10/46	[3]	325,401	6,248
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.86%	09/10/47	[1,2,3]	622,290	15,485
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.89%	12/10/47	[3]	477,674	12,186
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.74%	08/10/43	[3,5]	2,522,073	30,545
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.17%	03/10/44	[3,5]	699,361	282
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.41%	08/15/45	[3,5]	229,168	2,804
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class XA (IO)
1.61%	11/15/45	[1,2,3,5]	150,996	2,383
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,2,3,5]	2,200,000	7,146
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.30%	06/15/45	[3,5]	762,896	6,314

				83,393

U.S. Agency Commercial Mortgage-Backed — 0.35%
Fannie Mae-Aces,
Series 2014-M6, Class X2 (IO)
0.63%	05/25/21	[3]	2,232,285	163
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.44%	07/25/22	[3]	429,200	820
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K723, Class X1 (IO)
0.95%	08/25/23	[3]	913,452	15,819

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 42

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.22%	09/16/51	[3]	$580,539	$23,414
Ginnie Mae,
Series 2011-53, Class IO (IO)
0.00%	05/16/51	[3]	2,234,932	91
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.40%	01/16/53	[3]	277,936	4,578

				44,885

U.S. Agency Mortgage-Backed — 0.38%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.89%	11/25/41	[6]	63,660	8,883
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		25,077	25,448
Freddie Mac REMICS,
Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
1.12%	09/15/44	[6]	15,193	15,350

				49,681

Total Mortgage-Backed
(Cost $286,333)				177,959

MUNICIPAL BONDS — 2.23%*
California — 0.93%
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41		25,000	24,883
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38		15,000	16,747
Los Angeles Department of Water & Power Power System
Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39		5,000	6,478
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34		5,000	6,618
5.76%	07/01/29		5,000	6,210
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series RY
6.76%	07/01/34		5,000	7,069
Regents of the University of California Medical Center
Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50		30,000	28,825
3.26%	05/15/60		5,000	5,007
Santa Clara Valley Transportation Authority Revenue Bonds,
Transit Improvements
5.88%	04/01/32		10,000	12,344

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
University of California, Taxable, College & University,
Revenue Bonds, University & College Improvements, Series
AJ
4.60%	05/15/31	$5,000	$5,826

			120,007

Colorado — 0.19%
City & County of Denver Airport System Revenue Bonds,
Series C
2.24%	11/15/30	25,000	24,466

Florida — 0.12%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31	15,000	15,842

Georgia — 0.16%
City of Atlanta Water & Waste water Revenue Bonds
2.26%	11/01/35	20,000	19,870

Massachusetts — 0.08%
Massachusetts School Building Authority Revenue Bonds,
Series B
2.97%	10/15/32	10,000	10,511

New York — 0.63%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	25,000	23,301
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
2 5.18%	11/15/49	5,000	6,214
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,585
New York City Transitional Finance Authority Future
Tax Secured Revenue Bonds, Taxable Bonds, Public
Improvements
3.96%	08/01/32	30,000	33,214
New York City Water & Sewer System Revenue Bonds,
Series AA
5.00%	06/15/50	10,000	12,734

			81,048

Ohio — 0.12%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	15,000	15,619

Total Municipal Bonds
(Cost $289,811)			287,363

U.S. TREASURY SECURITIES — 12.41%
U.S. Treasury Bonds — 1.81%
U.S. Treasury Bonds
1.88%	02/15/51	264,000	234,341

U.S. Treasury Notes — 10.60%
U.S. Treasury Notes
0.13%	01/31/23	223,000	222,895

See accompanying Notes to Financial Statements.

43 / Annual Report March 2021

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
0.13%	02/28/23	$412,000	$411,759
0.50%	02/28/26	406,000	398,039
1.13%	02/15/31	356,000	336,448

			1,369,141

Total U.S. Treasury Securities
(Cost $1,607,208)			1,603,482

Total Bonds — 96.98%
(Cost $12,726,751)			12,529,915

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.06%

Money Market Funds — 2.06%
Dreyfus Government Cash Management Fund
0.03%[7]		235,000	235,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[7]		31,086	31,086

Total Short-Term Investments
(Cost $266,086)			266,086

Total Investments - 99.04%
(Cost $12,992,837)			12,796,001

Cash and Other Assets, Less Liabilities - 0.96%			124,490

Net Assets - 100.00%			$12,920,491

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $74,399, which is 0.58% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[7]	Represents the current yield as of March 31, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 44

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	6	06/30/21	$740,391	$(9,340)	$(9,340)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	6	06/21/21	(862,125)	30,315	30,315

TOTAL FUTURES CONTRACTS			$(121,734)	$20,975	$20,975

See accompanying Notes to Financial Statements.

45 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
BONDS – 103.36%
ASSET-BACKED SECURITIES — 14.09%**
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31	[1,2,3]	$185,000	$185,324
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	700,000	654,850
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28	[1,2,3]	15,000	15,000
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.64%	10/17/31	[1,2,3]	480,000	480,998
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.77%)
1.99%	10/25/30	[1,2,3]	250,000	250,176
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.80%)
1.96%	01/15/33	[1,2,3]	250,000	250,729
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.70%	10/25/45	[1,4]	4,768,139	285,567
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	231,621
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30	[4]	1,658,345	413,762
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.51%	10/25/32	[1,2,3]	250,000	250,355
Chase Auto Credit Linked Notes,
Series 2021-1, Class R
28.35%	09/25/28	†,1	550,000	549,999
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
1.86%	10/25/37	[1,2]	600,000	570,623
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	3,425,620	1,052,789
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32		1,992,158	615,862

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.06%	10/15/52	[1,4]	$843,399	$60,793
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 05/25/21)
3.33%	01/25/37		1,119,798	518,316
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 05/25/21)
3.33%	01/25/37		1,976,916	935,734
Dryden 85 CLO Ltd.,
Series 2020-85A, Class D
(Cayman Islands)
(LIBOR USD 3-Month plus 3.90%)
4.11%	10/15/32	[1,2,3]	90,000	90,483
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29	[1,2,3]	64,000	63,884
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.39%	08/15/30	[1,2,3]	10,000	10,008
Eaton Vance CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	10/15/30	[1,2,3]	90,000	90,307
Galaxy XXIX CLO Ltd.,
Series 2018-29A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
0.98%	11/15/26	[1,2,3]	147,097	147,176
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.43%	10/15/30	[1,2,3]	485,000	485,024
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/31	[1,2,3]	85,000	85,348
Greenwood Park CLO Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/15/31	[1,3,4]	675,000	513,668
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(LIBOR USD 1-Month plus 0.23%)
0.34%	04/25/47	[2]	1,041,972	662,094
Invesco CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/15/34	†,1,3,4	650,000	539,499

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 46

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	$47,810	$52,662
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	49,339	53,653
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 05/25/21)
5.46%	09/25/29		653,063	526,290
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 05/25/21)
6.34%	08/25/36		320,218	242,258
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 05/25/21)
6.91%	07/25/36		1,968,028	877,282
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 05/25/21)
4.55%	01/25/37		528,911	374,522
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 05/25/21)
4.55%	10/25/30		812,018	556,121
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.36%	07/19/27	[1,2,3]	500,000	500,267
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.98%, 0.98% Cap)
0.00%	03/20/30	[1,2,3]	500,000	500,255
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.61%	08/25/46	[2]	283,533	274,879
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46	[5,6]	10,479,327	276,129
Magnetite XXVII Ltd.,
Series 2020-27A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/33	[1,2,3]	85,000	85,181
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.22%)
0.33%	08/25/36	[2]	832,437	442,374
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(LIBOR USD 1-Month plus 0.30%)
0.41%	11/25/37	[2]	918,785	446,327
Navient Student Loan Trust,
Series 2018-4A, Class B
(LIBOR USD 1-Month plus 1.30%)
1.41%	06/27/67	[1,2]	850,000	821,635

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.01%	06/25/54	[1,2]	$100,000	$100,769
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33	[1,3,4]	275,000	260,177
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27		435,054	412,407
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.33%	11/20/30	[1,2,3]	325,000	325,220
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	10/19/32	[1,2,3]	275,000	275,341
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.35%	01/17/31	[1,2,3]	725,000	725,410
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.60%	11/15/31	[1,2,3]	550,000	551,633
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	625,000	605,801
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.12%	10/24/27	[1,2,3]	27,999	28,015
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	04/20/28	[1,2,3]	10,000	10,007
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.70%	08/25/40	[1,2]	42,883	42,666
Progress Residential Trust,
Series 2019-SFR1, Class A
3.42%	08/17/35	[1]	347,657	357,135
Progress Residential Trust,
Series 2019-SFR2, Class A
3.15%	05/17/36	[1]	331,430	339,466

See accompanying Notes to Financial Statements.

47 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38	[1]	$750,000	$751,039
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus1.02%)
1.26%	10/15/29	[1,2,3]	55,000	54,925
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.41%	10/20/30	[1,2,3]	475,000	475,119
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[5,6]	547,517	539,219
SLM Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.50%)
0.72%	07/25/39	[2]	64,579	61,093
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.39%	07/25/25	[2]	115,000	107,583
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.92%	07/25/23	[2]	8,681	8,745
SLM Student Loan Trust,
Series 2008-7, Class A4
(LIBOR USD 3-Month plus 0.90%)
1.12%	07/25/23	[2]	18,027	17,869
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	10,000	9,987
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.36%	07/25/37	[2]	384,299	342,267
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.11%	09/25/37	[2]	502,183	404,567
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC2, Class A1
(LIBOR USD 1-Month plus 0.36%)
0.47%	02/25/37	[2]	931,325	430,541
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45	[1]	587,450	587,638
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45	[1,3]	552,863	555,386

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45	[1]	$525,938	$523,525
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.83%	01/15/32	[1,2,3]	250,000	250,125
Voya CLO Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.82%	07/19/31	[1,2,3]	160,000	160,313

Total Asset-Backed Securities
(Cost $25,611,895)				25,353,812

BANK LOANS — 7.68%*

Communications — 0.25%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27	[2]	124,684	123,571
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.61%	04/15/27	[2]	49,874	49,371
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/08/21	[2]	125,000	124,844
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25	[2]	149,615	158,369

				456,155

Consumer Discretionary — 0.51%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
3.75%	12/23/27	[2]	150,000	148,865
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	06/03/26	[2]	324,175	320,933
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28	[2]	99,641	99,807
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26	[2]	250,000	250,063

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 48

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary (continued)
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	10/22/26	[2]	$99,497	$99,809

				919,477

Electric — 1.01%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27	[2]	273,506	274,141
Calpine Corp.,
Term Loan B9, 1st Lien
(LIBOR plus 2.00%)
2.11%	04/05/26	[2]	249,365	246,985
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/06/26	[2]	398,987	397,337
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28	[2]	400,000	396,500
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25	[2]	498,615	495,766

				1,810,729

Entertainment — 0.57%
CineWorld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[2]	125,224	107,356
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[2]	721,226	915,507

				1,022,863

Finance — 0.65%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.61%	09/30/26	[2]	274,304	273,961
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23	[2]	275,000	274,754
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.20%	03/06/26	[2]	99,492	99,779
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	02/04/28	[2]	250,000	251,771

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.00%	01/27/28	[2]	$275,000	$274,656

				1,174,921

Food — 0.05%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	07/20/25	[2]	99,489	98,556

Gaming — 0.22%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	12/27/24	[2]	398,969	397,972

Health Care — 1.27%
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27	[2]	99,750	99,912
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[2]	275,000	274,449
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24	[2]	308,652	308,009
Buckeye Partners LP,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.36%	11/01/26	[2]	249,375	248,569
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	11/04/26	[2]	99,497	99,535
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27	[2]	548,188	541,824
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.20%	12/30/26	[2]	274,307	273,750
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	70,973	70,678
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/26/28	[2]	275,000	274,587

See accompanying Notes to Financial Statements.

49 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.86%	03/31/27	[2]	$99,499	$99,053

				2,290,366

Industrials — 0.48%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26	[2]	399,000	396,381
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/01/27	[2]	75,000	75,248
Proampac PG Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/03/25	[2]	200,000	200,166
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[2]	198,969	197,383

				869,178

Information Technology — 1.76%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	08/15/25	[2]	274,298	274,400
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	02/03/24	[2]	425,000	425,266
Ciox Health,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	12/16/25	[2]	75,000	75,219
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.69%	08/14/25	[2]	274,298	270,698
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27	[2]	250,000	249,375
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/17/25	[2]	398,966	397,420
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	10/01/25	[2]	398,955	393,428

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Peraton Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/01/28	[2]	$175,359	$175,652
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	11/18/27	[2,7]	352,962	351,087
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/18/28	[2]	275,000	274,083
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[2]	275,000	273,010

				3,159,638

Insurance — 0.15%
Asurion LLC,
Term Loan B7, 1st Lien
(LIBOR plus 3.00%)
3.11%	11/03/24	[2]	274,295	273,524

Real Estate Investment Trust (REIT) — 0.22%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24	[2]	400,000	396,044

Retail — 0.32%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28	[2]	174,563	173,513
Sinclair Television Group, Inc.,
Term Loan B2B, 1st Lien
(LIBOR plus 2.50%)
2.61%	09/30/26	[2]	398,987	393,501

				567,014

Services — 0.22%
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[2]	398,921	395,514

Total Bank Loans
(Cost $13,638,163)				13,831,951

CORPORATES — 26.34%*
Banking — 2.07%
Bank of America Corp.
2.59%	04/29/31	[4]	260,000	259,684
Bank of America Corp.
(MTN)
2.88%	10/22/30	[4]	5,000	5,146

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 50

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	$340,000	$341,146
Comerica, Inc.
5.63%	10/01/69	[4]	15,000	16,556
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	250,000	242,020
2.19%	06/05/26	[1,3,4]	25,000	25,380
Fifth Third Bancorp
2.55%	05/05/27		10,000	10,415
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	345,000	339,771
2.63%	11/07/25	[3,4]	150,000	157,048
4.29%	09/12/26	[3,4]	130,000	143,891
JPMorgan Chase & Co.
2.18%	06/01/28	[4]	20,000	20,231
2.52%	04/22/31	[4]	285,000	284,629
3.20%	06/15/26		5,000	5,409
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	305,000	303,244
2.86%	03/17/23	[3,4]	220,000	224,691
3.87%	07/09/25	[3,4]	30,000	32,673
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	325,000	325,364
3.37%	01/05/24	[3,4]	160,000	167,302
4.80%	11/15/24	[3,4]	135,000	148,646
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	345,000	356,102
2.39%	06/02/28	[4]	305,000	312,771

				3,722,119

Communications — 5.33%
AT&T, Inc.
3.50%	09/15/53	[1]	35,000	32,405
3.80%	12/01/57	[1]	130,000	123,845
4.75%	05/15/46		400,000	461,254
Cable One, Inc.
4.00%	11/15/30	[1]	360,000	355,835
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	05/01/32	[1]	355,000	359,964
Charter Communications Operating LLC/Charter
Communications Operating Capital
5.38%	05/01/47		141,000	163,960
CSC Holdings LLC
3.38%	02/15/31	[1]	45,000	42,470
6.50%	02/01/29	[1]	99,000	109,581
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	824,000	595,101
6.63%	08/15/27	[1]	525,000	281,205
DISH Network Corp.
3.38%	08/15/26		287,000	276,611

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Frontier Communications Corp.
5.00%	05/01/28	[1]	$282,000	$287,331
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23	[3,8,9]	535,000	329,025
8.50%	10/15/24	[1,3,8,9]	270,000	171,619
9.75%	07/15/25	[1,3,8,9]	360,000	225,864
Level 3 Financing, Inc.
3.63%	01/15/29	[1]	40,000	38,859
4.25%	07/01/28	[1]	150,000	151,843
4.63%	09/15/27	[1]	172,000	177,326
National CineMedia LLC
5.88%	04/15/28	[1]	483,000	450,397
Qwest Corp.
7.25%	09/15/25		212,000	248,835
Scripps Escrow II, Inc.
5.38%	01/15/31	[1]	449,000	446,474
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	116,000	120,205
Sprint Corp.
7.88%	09/15/23		252,000	288,351
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	325,000	348,993
5.15%	03/20/28	[1]	495,000	565,538
Time Warner Cable LLC
5.50%	09/01/41		80,000	94,987
T-Mobile USA, Inc.
2.25%	02/15/26		758,000	760,146
2.55%	02/15/31	[1]	199,000	195,207
4.38%	04/15/40	[1]	15,000	16,681
6.00%	04/15/24		348,000	351,045
Verizon Communications, Inc.
2.10%	03/22/28		85,000	85,314
2.55%	03/21/31		255,000	254,804
3.15%	03/22/30		5,000	5,278
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	324,000	327,515
5.50%	05/15/29	[1,3]	36,000	38,262
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31	[1,3]	375,000	365,475
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	60,000	66,028
4.38%	05/30/28	[3]	205,000	235,649
Walt Disney Co. (The)
2.65%	01/13/31		85,000	86,873
3.60%	01/13/51		55,000	58,682

				9,594,837

Consumer Discretionary — 1.26%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.90%	02/01/46		215,000	257,409

See accompanying Notes to Financial Statements.

51 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	$215,000	$239,225
4.70%	05/15/28[1,3]	65,000	74,426
5.30%	05/15/48[1,3]	115,000	141,752
BAT Capital Corp.
2.73%	03/25/31	15,000	14,593
3.56%	08/15/27	165,000	175,705
4.39%	08/15/37	150,000	157,444
Central Garden & Pet Co.
4.13%	10/15/30	278,000	281,249
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,3]	160,000	176,130
Reynolds American, Inc.
4.45%	06/12/25	95,000	105,474
5.70%	08/15/35	100,000	118,666
5.85%	08/15/45	195,000	229,366
Spectrum Brands, Inc.
3.88%	03/15/31[1]	300,000	293,960

			2,265,399

Electric — 1.13%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	245,000	240,620
Duke Energy Carolinas LLC
4.00%	09/30/42	250,000	280,027
Evergy, Inc.
4.85%	06/01/21	20,000	20,000
Eversource Energy,
Series O
4.25%	04/01/29	8,000	9,124
FirstEnergy Corp.,
Series C
3.40%	03/01/50	546,000	480,265
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	418,000	422,077
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.27%)
0.45%	02/22/23[2]	385,000	385,081
Pennsylvania Electric Co.
4.15%	04/15/25[1]	5,000	5,342
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	43,022
Tucson Electric Power Co.
3.85%	03/15/23	140,000	147,964

			2,033,522

Energy — 3.13%
Antero Resources Corp.
8.38%	07/15/26[1]	350,000	386,750
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	148,000	151,163
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%	01/30/28[1]	138,000	145,979

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Operating LP
4.75%	01/15/26	$10,000	$11,092
4.90%	03/15/35	20,000	21,254
4.95%	06/15/28	100,000	111,972
5.00%	05/15/50	55,000	57,107
Energy Transfer Operating LP,
Series B
6.63%	02/15/70[4]	733,000	651,454
Exxon Mobil Corp.
4.23%	03/19/40	70,000	78,854
4.33%	03/19/50	20,000	22,995
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	200,000	194,250
Hess Corp.
4.30%	04/01/27	45,000	49,163
5.60%	02/15/41	20,000	23,120
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	200,000	205,260
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	200,000	205,260
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	294,000	302,714
NGPL Pipe Co. LLC
4.38%	08/15/22[1]	25,000	25,957
4.88%	08/15/27[1]	40,000	44,858
Petroleos del Peru SA,
Series REGS
(Peru)
4.75%	06/19/32[3]	200,000	211,286
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	5,000	4,794
6.63%	06/15/35[3]	5,000	4,764
6.75%	09/21/47[3]	15,000	12,784
6.95%	01/28/60[3]	5,000	4,291
7.69%	01/23/50[3]	140,000	129,780
Petronas Capital Ltd.
(Malaysia)
3.50%	04/21/30[1,3]	200,000	214,360
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	98,000	107,975
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	234,000	231,806
4.95%	07/15/29[1]	215,000	220,058
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	254,659	213,302
Sabine Pass Liquefaction LLC
5.75%	05/15/24	55,000	62,192
Southern Natural Gas Co. LLC
4.80%	03/15/47[1]	65,000	74,387
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	28,000	30,036

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 52

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29	[1]	$479,000	$477,802
TC PipeLines LP
4.38%	03/13/25		33,000	36,558
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	170,000	174,892
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		150,000	151,125
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	93,000	90,442
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	35,000	32,416
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	270,000	257,175
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27		132,000	136,183
Williams Cos., Inc. (The)
4.30%	03/04/24		60,000	65,490

				5,633,100

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	53,000	53,480

Finance — 2.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.65%	07/21/27	[3]	25,000	26,254
3.88%	01/23/28	[3]	5,000	5,225
4.45%	10/01/25	[3]	110,000	119,855
5.00%	10/01/21	[3]	25,000	25,544
Air Lease Corp.
2.25%	01/15/23		25,000	25,672
Air Lease Corp.
(MTN)
3.00%	02/01/30		35,000	34,328
Citigroup, Inc.
2.57%	06/03/31	[4]	190,000	190,006
4.41%	03/31/31	[4]	15,000	17,137
Discover Financial Services
3.95%	11/06/24		205,000	224,406
Ford Motor Credit Co. LLC
3.81%	10/12/21		6,000	6,075
4.25%	09/20/22		85,000	88,063
5.60%	01/07/22		430,000	442,827
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21	[2]	5,000	5,000
(LIBOR USD 3-Month plus 1.27%)
1.46%	03/28/22	[2]	300,000	298,093
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	330,000	378,122

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
3.20%	07/06/21		$280,000	$281,225
4.38%	09/25/21		10,000	10,186
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	395,000	391,422
3.27%	09/29/25	[4]	165,000	176,827
3.69%	06/05/28	[4]	5,000	5,462
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.83%	06/15/23	[2]	150,000	150,272
JPMorgan Chase & Co.
2.08%	04/22/26	[4]	165,000	169,657
Morgan Stanley
(GMTN)
4.43%	01/23/30	[4]	125,000	143,513
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	205,000	216,667
4.36%	08/01/24	[1,3,4]	25,000	27,006
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	30,000	31,346
5.25%	08/15/22	[1,3]	30,000	31,504
5.50%	02/15/24	[1,3]	5,000	5,439
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	157,640	197,497
Raymond James Financial, Inc.
4.65%	04/01/30		145,000	169,446

				3,894,076

Food — 1.25%
Campbell Soup Co.
4.15%	03/15/28		10,000	11,204
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[1]	284,000	291,163
Conagra Brands, Inc.
4.85%	11/01/28		10,000	11,653
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30	[1,3]	376,000	416,890
Kraft Heinz Foods Co.
3.00%	06/01/26		185,000	195,138
4.88%	10/01/49		70,000	79,164
Pilgrim’s Pride Corp.
4.25%	04/15/31	[1]	180,000	179,493
5.88%	09/30/27	[1]	184,000	197,407
Post Holdings, Inc.
4.50%	09/15/31	[1]	225,000	223,301
4.63%	04/15/30	[1]	320,000	321,200
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	160,000	161,513
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	165,000	167,121

See accompanying Notes to Financial Statements.

53 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
5.20%	04/01/29	[1]	$5,000	$5,742

				2,260,989

Gaming — 0.25%
Caesars Entertainment, Inc.
6.25%	07/01/25	[1]	143,000	152,620
Churchill Downs, Inc.
5.50%	04/01/27	[1]	139,000	145,476
Live Nation Entertainment, Inc.
3.75%	01/15/28	[1]	150,000	148,312

				446,408

Health Care — 3.37%
AbbVie, Inc.
3.85%	06/15/24		10,000	10,894
4.05%	11/21/39		5,000	5,582
4.25%	11/21/49		180,000	204,012
4.50%	05/14/35		134,000	157,505
Aetna, Inc.
3.50%	11/15/24		10,000	10,807
Amgen, Inc.
3.15%	02/21/40		100,000	99,840
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24	[1,3]	191,000	195,584
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	255,000	284,017
4.38%	12/15/28	[1]	210,000	237,336
4.88%	06/25/48	[1]	180,000	215,904
Becton Dickinson and Co.
3.73%	12/15/24		10,000	10,929
Centene Corp.
3.00%	10/15/30		323,000	322,868
Cigna Corp.
3.40%	03/01/27		30,000	32,614
4.90%	12/15/48		75,000	92,088
CommonSpirit Health
2.78%	10/01/30		35,000	35,700
4.35%	11/01/42		100,000	110,987
CVS Health Corp.
5.05%	03/25/48		190,000	233,440
Elanco Animal Health, Inc.
5.27%	08/28/23		140,000	150,937
5.90%	08/28/28		65,000	73,897
Encompass Health Corp.
4.75%	02/01/30		156,000	160,741
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[1,3]	350,000	355,467
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	120,000	124,891
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.71%	09/29/23	[2]	155,000	155,201
HCA, Inc.
4.13%	06/15/29		80,000	88,677

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.00%	03/15/24		$10,000	$11,145
5.25%	06/15/49		185,000	226,917
ModivCare, Inc.
5.88%	11/15/25	[1]	274,000	288,899
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	763,000	785,794
4.38%	06/15/28	[1]	74,000	76,260
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	413,000	440,877
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[1,3]	225,000	219,672
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	130,000	134,017
4.63%	06/15/28	[1]	96,000	98,518
4.88%	01/01/26	[1]	230,000	239,430
UnitedHealth Group, Inc.
3.70%	08/15/49		5,000	5,478
Viatris, Inc.
1.13%	06/22/22	[1]	40,000	40,240
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		120,000	128,437

				6,065,602

Industrials — 0.99%
BAE Systems Holdings, Inc.
3.85%	12/15/25	[1]	60,000	66,103
Berry Global, Inc.
0.95%	02/15/24	[1]	140,000	139,423
1.57%	01/15/26	[1]	200,000	197,068
Boeing Co. (The)
1.43%	02/04/24		340,000	340,630
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[2]	60,000	58,459
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[2]	52,000	42,134
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		30,000	40,231
Graham Packaging Co., Inc.
7.13%	08/15/28	[1]	140,000	149,367
Graphic Packaging International LLC
3.50%	03/15/28	[1]	193,000	192,573
PowerTeam Services LLC
9.03%	12/04/25	[1]	179,000	197,581
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	195,000	203,492
Trident TPI Holdings, Inc.
9.25%	08/01/24	[1]	142,000	151,591

				1,778,652

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 54

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.56%
Fiserv, Inc.
2.65%	06/01/30		$10,000	$10,083
Intel Corp.
4.75%	03/25/50		25,000	31,391
NCR Corp.
5.13%	04/15/29	[1]	360,000	363,557
Oracle Corp.
2.88%	03/25/31		170,000	173,144
3.95%	03/25/51		270,000	278,849
SS&C Technologies, Inc.
5.50%	09/30/27	[1]	142,000	151,415

				1,008,439

Insurance — 0.69%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	305,000	300,213
Aon Corp.
2.80%	05/15/30		15,000	15,350
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		10,000	11,591
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	135,000	141,340
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	15,649
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,4]	375,000	374,794
New York Life Insurance Co.
3.75%	05/15/50	[1]	170,000	180,380
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	85,000	82,858
4.27%	05/15/47	[1]	40,000	45,104
4.38%	09/15/54	[1,4]	65,000	69,122

				1,236,401

Materials — 0.64%
Clearwater Paper Corp.
4.75%	08/15/28	[1]	284,000	287,154
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30	[3]	200,000	208,420
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	200,000	227,500
6.53%	11/15/28	[3]	200,000	241,295
International Flavors & Fragrances, Inc.
5.00%	09/26/48		65,000	80,315
Nutrition & Biosciences, Inc.
3.47%	12/01/50	[1]	110,000	108,015

				1,152,699

Real Estate Investment Trust (REIT) — 1.73%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		75,000	82,915
American Assets Trust LP
3.38%	02/01/31		500,000	495,918

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
American Campus Communities Operating Partnership LP
3.30%	07/15/26		$55,000	$59,168
3.63%	11/15/27		80,000	87,379
3.75%	04/15/23		60,000	63,466
3.88%	01/30/31		35,000	37,774
Boston Properties LP
2.75%	10/01/26		10,000	10,527
3.25%	01/30/31		70,000	72,540
Crown Castle International Corp.
3.30%	07/01/30		35,000	36,693
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,292
3.45%	11/15/29		140,000	144,352
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		180,000	187,362
5.25%	06/01/25		380,000	426,793
5.38%	11/01/23		10,000	10,947
5.75%	06/01/28		10,000	11,565
Healthcare Realty Trust, Inc.
3.63%	01/15/28		150,000	161,399
Healthcare Trust of America Holdings LP
2.00%	03/15/31		140,000	130,527
Healthpeak Properties, Inc.
3.40%	02/01/25		25,000	26,891
Hudson Pacific Properties LP
3.95%	11/01/27		55,000	59,031
Kilroy Realty LP
2.50%	11/15/32		50,000	47,044
Lexington Realty Trust
2.70%	09/15/30		160,000	156,495
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.63%	06/15/25	[1]	212,000	223,730
SL Green Operating Partnership LP
3.25%	10/15/22		420,000	435,461
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[2]	150,000	150,005

				3,123,274

Retail — 0.84%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29	[1,3]	441,000	429,328
7-Eleven, Inc.
0.80%	02/10/24	[1]	185,000	184,466
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	75,000	76,659
FirstCash, Inc.
4.63%	09/01/28	[1]	443,000	452,691
Yum! Brands, Inc.
4.63%	01/31/32		360,000	367,989

				1,511,133

See accompanying Notes to Financial Statements.

55 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 0.83%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	$220,000	$218,345
Gartner,Inc.
3.75%	10/01/30	[1]	147,000	145,638
GFL Environmental, Inc.
(Canada)
3.75%	08/01/25	[1,3]	203,000	206,426
5.13%	12/15/26	[1,3]	18,000	18,983
IHS Markit Ltd.
(Bermuda)
3.63%	05/01/24	[3]	200,000	214,878
4.00%	03/01/26	[1,3]	200,000	220,763
4.75%	02/15/25	[1,3]	80,000	89,676
5.00%	11/01/22	[1,3]	10,000	10,549
Rent-A-Center, Inc.
6.38%	02/15/29	[1]	200,000	213,000
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	147,000	150,918

				1,489,176

Transportation — 0.08%
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		2,282	2,304
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		24,253	24,322
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		28,903	29,123
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		75,000	81,486
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		15,555	16,100

				153,335

Total Corporates
(Cost $47,692,200)				47,422,641

FOREIGN GOVERNMENT OBLIGATIONS — 2.42%
Foreign Government Obligations — 2.42%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	200,000	205,601
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30	[3]	200,000	194,372
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	200,000	202,246
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	400,000	392,498

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	$150,000	$152,550
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	200,000	213,443
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	412,000	392,512
Panama Government International Bond
(Panama)
3.16%	01/23/30	[3]	200,000	208,880
3.88%	03/17/28	[3]	200,000	219,100
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31	[1,3]	200,000	227,002
Peruvian Government International Bond
(Peru)
1.86%	12/01/32	[3]	100,000	91,480
2.78%	01/23/31	[3]	100,000	100,370
2.84%	06/20/30	[3]	200,000	203,503
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	200,000	189,417
Qatar Government International Bond,
Series REGS
(Qatar)
4.50%	04/23/28	[3]	200,000	233,750
Republic of South Africa Government International Bond
(South Africa)
4.85%	09/30/29	[3]	200,000	201,551
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	100,000	100,338
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32	[1,3]	200,000	200,502
3.75%	01/21/55	[1,3]	200,000	196,875
Turkey Government International Bond
(Turkey)
3.25%	03/23/23	[3]	200,000	192,879
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	200,000	232,531

Total Foreign Government Obligations
(Cost $4,521,426)				4,351,400

MORTGAGE-BACKED — 52.20%**
Non-Agency Commercial Mortgage-Backed — 11.27%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.79%	09/15/48	[4]	7,272,287	224,139

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 56

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	$500,000	$21,088
BANK,
Series 2017-BNK5, Class XA (IO)
1.06%	06/15/60	[4]	139,769	6,114
BANK,
Series 2018-BN10, Class XA (IO)
0.73%	02/15/61	[4]	392,064	16,356
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class XA (IO)
1.45%	02/15/50	[4]	137,476	9,118
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.60%	11/05/36	[1,4]	3,109,000	65,517
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.14%	11/05/36	[1,4]	1,395,000	9,063
Benchmark Mortgage Trust,
Series 2018-B1, Class A3
3.36%	01/15/51		523,000	548,947
Benchmark Mortgage Trust,
Series 2018-B1, Class XA (IO)
0.51%	01/15/51	[4]	11,283,606	324,426
Benchmark Mortgage Trust,
Series 2018-B2, Class XA (IO)
0.41%	02/15/51	[4]	16,359,092	342,226
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53	[1]	449,000	460,660
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.41%	08/10/49	[4]	9,853,576	585,858
Century Plaza Towers,
Series 2019-CPT, Class F
3.00%	11/13/39	[1,4]	450,000	416,409
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.84%	09/10/46	[4]	4,132,731	71,885
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.14%	03/10/47	[4]	1,010,682	27,732
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.99%	10/10/47	[4]	6,463,091	191,353
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.34%	02/10/48	[4]	1,783,800	76,312
Commercial Mortgage Trust,
Series 2012-CR1, Class XA (IO)
1.88%	05/15/45	[4]	661,504	8,212
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.62%	08/15/45	[4]	777,499	10,772

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.84%	10/15/45	[4]	$755,923	$13,077
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.67%	10/15/45	[4]	793,151	15,706
Commercial Mortgage Trust,
Series 2012-LC4, Class XA (IO)
2.10%	12/10/44	[1,4]	671,516	6,055
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.54%	12/10/44	[1,4]	1,800,000	8,412
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.21%	03/10/46	[4]	5,382,894	103,366
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.09%	07/10/45	[4]	18,275,922	28,287
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.58%	02/10/47	[4]	3,557,123	50,694
Commercial Mortgage Trust,
Series 2014-CR17, Class XA (IO)
0.97%	05/10/47	[4]	2,434,006	60,163
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.97%	08/10/47	[4]	1,020,456	26,422
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.79%	08/10/47	[1,4]	1,200,000	29,196
Commercial Mortgage Trust,
Series 2014-LC15, Class XA (IO)
1.09%	04/10/47	[4]	4,106,808	105,595
Commercial Mortgage Trust,
Series 2014-LC17, Class A4
3.65%	10/10/47		307,000	324,719
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.07%	06/10/47	[4]	3,223,020	92,591
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.86%	09/10/47	[4,5,6]	32,051,591	797,591
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.89%	12/10/47	[4]	1,740,393	44,399
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.89%	03/10/48	[4]	2,176,539	56,912
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.56%	06/15/52	[4]	570,016	58,334
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.79%	12/15/49	[4]	550,281	15,684

See accompanying Notes to Financial Statements.

57 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust,
Series 2011-LC1A, Class XB (IO)
0.65%	11/10/46	[1,4]	$92,686	$4
DBUBS Mortgage Trust,
Series 2011-LC3A, Class XA (IO)
0.16%	08/10/44	[1,4]	14,873,616	199
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.49%	02/10/46	[4]	17,394,793	390,769
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class E
3.25%	02/10/37	[1,4]	500,000	473,793
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.74%	08/10/43	[1,4]	10,612,629	128,529
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.17%	03/10/44	[1,4]	1,188,913	479
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
1.20%	08/10/44	[1,4]	2,415,783	611
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.93%	11/10/45	[4]	670,305	14,839
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.74%	07/10/48	[4]	34,519,333	926,996
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.76%	11/10/48	[4]	9,484,090	303,440
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.75%	05/10/49	[4]	262,543	19,748
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.22%	10/10/49	[4]	2,598,716	139,061
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.12%	08/10/50	[4]	147,909	7,831
GSCG Trust,
Series 2019-600C, Class E
3.99%	09/06/34	[1,4]	261,000	256,259
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34	[1,4]	285,000	267,456
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41	[1,4]	535,000	500,044
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.74%	04/15/47	[4]	15,309,365	227,987
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.83%	08/15/48	[4]	6,325,661	196,175

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
1.01%	03/15/50	[4]	$5,586,150	$241,671
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.56%	06/15/49	[4]	294,190	16,414
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class XA (IO)
0.95%	03/15/50	[4]	11,985,923	529,108
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class XA (IO)
0.87%	10/15/50	[4]	358,036	16,086
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C3, Class XA (IO)
1.07%	02/15/46	[1,4]	631,294	6
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3
4.17%	08/15/46		177,481	178,709
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class XA (IO)
1.54%	05/15/45	[4]	517,336	6,038
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class XA (IO)
1.74%	10/15/45	[4]	619,926	10,819
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XA (IO)
1.47%	06/15/45	[4]	452,693	2,408
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.42%	06/15/45	[1,4]	134,366,812	674,978
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.49%	12/15/47	[4]	1,751,064	34,265
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class XA (IO)
0.95%	12/15/47	[4]	1,210,311	16,768
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.25%	04/15/46	[4]	2,732,128	55,963
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A3A2
3.47%	07/15/47	[1]	411,893	412,613
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-BOLT, Class A
(LIBOR USD 1-Month plus 1.15%)
1.26%	07/15/34	[1,2]	1,043,574	1,045,831
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-BOLT, Class B
(LIBOR USD 1-Month plus 2.20%)
2.31%	07/15/34	[1,2]	654,276	640,372
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.34%	01/10/37	[1,4]	2,000,000	27,008
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.25%	12/05/38	[1,4]	2,010,000	27,559

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 58

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
1.88%	01/16/37	[1,4]	$450,000	$27,632
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.57%	01/16/37	[1,4]	1,450,000	27,937
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.41%	08/15/45	[1,4]	595,242	7,284
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.08%	08/15/45	[1,4]	35,000,000	53,197
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.04%	10/15/30	[1,4]	1,116,527	12,312
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
0.95%	11/15/46	[4]	2,506,580	50,268
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.68%	10/15/47	[4]	109,943	1,941
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.88%	03/15/48	[4]	3,542,365	101,544
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.03%	04/15/48	[4]	1,158,711	35,635
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.72%	05/15/48	[4]	7,668,254	207,448
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.32%	06/15/44	[1,4]	21,649,275	138,118
Morgan Stanley Capital I Trust,
Series 2012-C4, Class XA (IO)
2.06%	03/15/45	[1,4]	666,607	5,291
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class A3
3.51%	05/15/48		415,000	441,824
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F
(LIBOR USD 1-Month plus 2.60%)
2.71%	11/15/34	[1,2]	206,000	206,036
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43	[1,4]	70,000	69,366
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class MSK1
3.25%	12/15/36	[1,4]	172,000	170,808
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43	[1,4]	400,000	393,696
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	460,000	444,482

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA3M IR plus 2.60%)
0.00%	05/17/31	[1,2,3]	$475,000	$663,470
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.05%	10/15/50	[4]	9,760,389	535,113
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.60%	12/10/45	[1,4]	766,472	14,269
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.74%	10/15/45	[1,4]	880,198	17,136
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.09%	08/15/50	[4]	18,534,586	525,194
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.04%	12/15/47	[4]	1,597,139	49,668
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
0.97%	11/15/48	[4]	18,458,292	679,891
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.74%	04/15/50	[1,4]	415,000	20,109
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
0.90%	09/15/57	[4]	10,110,086	345,571
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.08%	06/15/49	[4]	7,340,132	508,447
Wells Fargo Commercial Mortgage Trust,
Series 2021-SAVE, Class XCP (IO)
10.12%	02/15/40	[1,4]	5,587,000	685,534
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.47%	03/15/44	[1,4]	138,380	204
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.52%	12/15/45	[1,4]	1,149,346	24,872
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.46%	12/15/45	[1,4]	56,000,000	471,789
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XB (IO)
0.10%	06/15/45	[1,4]	29,387,219	40,415
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.78%	08/15/45	[1,4]	617,614	8,992
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.87%	11/15/47	[4]	6,318,485	168,670

See accompanying Notes to Financial Statements.

59 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.26%	03/15/47	[4]	$3,001,458	$89,118

				20,287,507

Non-Agency Mortgage-Backed — 18.89%
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35		289,495	268,289
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		270,993	247,889
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35		764,452	708,455
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		267,687	238,767
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35		446,499	402,022
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		99,907	94,535
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36		606,608	482,447
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.05%, 5.05% Cap)
4.94%	03/01/38	[2,5,6]	1,889,171	235,395
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36		719,310	599,394
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36		328,828	274,009
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		155,673	125,709
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36		167,417	135,565
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		1,523,975	1,166,426
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		278,347	252,871
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47		339,786	256,220
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37		710,441	586,558

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		$9,918	$9,660
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		419,884	343,475
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		269,576	163,212
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		225,892	180,769
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37		666,493	533,334
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
2.66%	12/25/46	[4,5,6]	867,457	83,941
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
3.10%	06/25/47	[5,6]	1,310,864	132,539
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
0.39%	03/25/46	[2]	18,567	17,509
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		8,697	8,657
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.26%	05/26/36	[1,2]	27,998	27,193
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
0.27%	10/25/36	[1,2]	18,500	17,934
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
3.03%	09/25/35	[4]	185,469	143,579
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
3.18%	07/25/34	[4]	10,512	10,389
Bear Stearns ARM Trust,
Series 2005-10, Class A3
3.04%	10/25/35	[4]	231,251	231,606
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC1, Class 22X (IO)
0.26%	12/25/35	[4,5,6]	1,368,410	12,084
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	37,549
ChaseFlex Trust,
Series 2007-1, Class 1A1
6.50%	02/25/37		383,692	201,972

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 60

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 05/25/21)
4.82%	03/25/36		$35,721	$22,728
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.32%	06/25/47	[1,2]	1,454	1,456
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36		455,562	447,839
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		155,435	156,097
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		296,699	297,960
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37		352,402	352,486
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		306,339	307,216
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-14, Class A3
6.25%	09/25/37		26,948	20,941
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38		271,282	206,081
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37		741,810	519,933
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.27%	10/25/36	[2]	50,683	43,113
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 05/25/21)
6.25%	10/25/36	[1]	61,000	64,009
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/21)
3.79%	02/25/37		1,177,382	962,776
CSMC Mortgage-Backed Trust,
Series 2006-6, Class 1A8
6.00%	07/25/36		441,429	327,628
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36		1,361,763	1,086,859
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36		496,910	342,738
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	191,198	132,723

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60	[1,4]	$302,407	$307,714
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.95%	06/25/36	[4]	249,952	246,939
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.49%	07/27/37	[1,4]	483,946	446,754
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.43%	10/25/36	[2]	501,883	411,358
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.33%	03/25/37	[2]	830,890	513,722
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36		886,582	508,803
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37		725,883	498,032
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37		875,522	517,334
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/36	[2]	29,852	29,262
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	08/25/45	[2]	8,893	8,545
GSAA Trust,
Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.10%)
0.21%	03/25/47	[2]	166,316	18,016
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(LIBOR USD 1-Month plus 0.14%)
0.26%	04/26/37	[1,2]	700,000	682,152
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.93%	09/25/35	[4]	6,265	6,396
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
0.79%	06/20/35	[2]	21,275	20,879
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
2.21%	06/20/35	[1,4,5,6]	1,560,150	77,543
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
2.73%	07/19/46	[4,5,6]	3,276,508	257,443

See accompanying Notes to Financial Statements.

61 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 05/25/21)
4.80%	12/25/36		$285,647	$140,020
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
2.94%	03/25/36	[4]	118,444	101,929
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37		11,380	10,906
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	918,168	892,517
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 05/25/21)
6.08%	08/25/36		635,187	457,351
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 05/25/21)
4.81%	11/25/36		21,130	21,732
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37		424,024	284,767
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40	[4]	353,691	377,142
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36		170,207	132,769
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.44%	11/25/36	[2,5,6]	203,727	59,526
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
6.23%	06/25/37	[2,5,6]	262,928	59,519
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36		616,089	389,348
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 05/25/21)
5.37%	07/25/35		117,708	117,708
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
0.51%	03/25/35	[2]	25,061	24,455
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A4 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.10%, 5.10% Cap)
4.99%	03/25/35	[2,5,6]	503,834	45,400
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(LIBOR USD 1-Month plus 0.16%)
0.27%	01/25/37	[2]	760,846	343,906

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(LIBOR USD 1-Month plus 0.26%)
0.37%	04/25/37	[2]	$1,961,965	$207,196
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
0.61%	05/25/29	[2]	16,547	15,738
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		8,487	9,128
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	51,868	55,192
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		3,722	3,972
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		190,234	152,883
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37	[2]	33,191	32,427
Nomura Resecuritization Trust,
Series 2015-5R, Class 4A1
(LIBOR USD 1-Month plus 0.14%)
1.06%	07/26/37	[1,2]	8,872	8,926
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20	[4]	15,284	15,658
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
1.35%	01/25/36	[2]	20,966	21,202
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		205,226	201,196
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35		684,654	684,620
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36		706,471	697,002
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36		424,510	407,040
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36		525,875	504,925
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36		219,573	210,305

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 62

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		$705,536	$675,755
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.69%	11/25/37	[4,5,6]	14,752,853	439,746
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.26%	02/25/47	[2]	622,507	322,769
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37		672,687	660,112
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37		639,190	629,281
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37		71,079	69,103
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.33%	12/25/36	[2]	83,216	81,631
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
7.44%	02/25/34	[2,5,6]	594,759	73,275
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35		97,686	70,111
Residential Asset Securitization Trust,
Series 2005-A6CB, Class A1
5.50%	06/25/35		80,187	69,829
Residential Asset Securitization Trust,
Series 2005-A6CB, Class A7
6.00%	06/25/35		219,261	191,242
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35		307,718	263,025
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36		182,244	104,566
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37		545,974	305,104
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37		368,153	246,791
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36		106,264	64,565
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37		349,954	190,717

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37		$62,134	$44,379
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37		176,086	146,472
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36		730,133	699,390
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36		392,818	390,356
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36		125,956	125,451
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37		212,227	191,240
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/21)
3.07%	01/25/36		124,819	115,925
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.26%	12/25/36	[2]	1,101,130	781,471
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.58%	02/25/34	[4]	2,042	2,066
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.46%)
0.57%	02/25/36	[2]	25,261	22,859
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 04/25/21)
4.83%	03/27/51	[1]	800,000	798,900
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		33,914	34,568
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46	[5,6]	9,976,557	422,694
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		328,409	331,403
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		204,774	200,361
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
2.78%	10/25/36	[4]	57,022	55,468
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
2.91%	04/25/36	[4]	12,281	11,332

See accompanying Notes to Financial Statements.

63 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37		$411,977	$416,127

				34,007,917

U.S. Agency Commercial Mortgage-Backed — 6.48%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-ISQ, Class E
3.61%	08/14/34	[1,4]	273,000	268,409
Barclays Commercial Mortgage Securities Trust,
Series 2015-SRCH, Class A2
4.20%	08/10/35	[1]	100,000	111,792
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
0.65%	06/20/31	[1,4]	4,392,409	62,127
Commercial Mortgage Trust,
Series 2007-C9, Class XS (IO)
0.06%	12/10/49	[1,4]	31,827,712	155,972
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.83%	08/10/48	[4]	8,635,894	274,867
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.70%	02/10/49	[4]	14,662,800	388,902
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.75%	06/15/57	[4]	2,303,890	58,652
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class XA (IO)
0.87%	09/15/50	[4]	9,865,303	254,394
CSMC,
Series 2020-522F, Class A
(LIBOR USD 1-Month plus 3.74%)
4.14%	09/16/25	[1,2]	400,000	402,066
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.83%	07/25/39	[4]	568,832	23,144
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36	[4]	408,062	4,111
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.66%	01/25/39	[4]	1,168,742	62,796
Freddie Mac Multifamily Structured Pass-Through
Certificates
Series K045, Class X1 (IO)
0.44%	01/25/25	[4]	32,372,952	478,246
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K017, Class X3 (IO)
2.20%	12/25/39	[4]	2,147,000	32,295
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40	[4]	900,000	20,760

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41	[4]	$1,170,000	$38,478
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class X3 (IO)
2.21%	01/25/42	[4]	390,000	22,880
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X1 (IO)
0.53%	12/25/24	[4]	23,889,963	428,254
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X3 (IO)
1.48%	01/25/43	[4]	4,900,000	262,813
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X1 (IO)
0.59%	07/25/25	[4]	13,235,763	301,631
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43	[4]	2,925,000	176,690
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K050, Class X1 (IO)
0.32%	08/25/25	[4]	22,416,914	294,350
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X3 (IO)
2.11%	06/25/44	[4]	6,243,936	615,671
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K062, Class X3 (IO)
2.08%	01/25/45	[4]	3,000,000	316,308
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K063, Class X1 (IO)
0.29%	01/25/27	[4]	54,899,206	841,177
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46	[4]	4,850,000	410,963
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class X3 (IO)
2.15%	05/25/47	[4]	3,160,000	311,322
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K736, Class X3 (IO)
2.01%	09/25/47	[4]	2,495,000	236,865
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27	[4]	698,213	37,641

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 64

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR1, Class X (IO)
1.06%	03/25/26	[4]	$960,405	$42,427
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KLU1, Class X3 (IO)
3.97%	01/25/31	[4]	343,587	57,905
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS05, Class X (IO)
0.76%	01/25/23	[4]	4,683,167	64,295
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25		7,144,764	250,452
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27		5,352,397	219,583
FREMF Mortgage Trust,
Series 2012-K20, Class X2A (IO)
0.20%	05/25/45	[1]	3,562,327	5,632
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.22%	09/16/51	[4]	1,032,069	41,624
Ginnie Mae,
Series 2010-159, Class D
4.29%	09/16/44	[4]	471,452	486,566
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.31%	08/16/51	[4]	2,009,990	11,534
Ginnie Mae,
Series 2011-165, Class B
3.18%	08/16/39		61,259	61,291
Ginnie Mae,
Series 2011-78, Class IX (IO)
0.00%	08/16/46	[4]	23,704	2,469
Ginnie Mae,
Series 2011-86, Class C
3.58%	09/16/51	[4]	483,027	505,835
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.76%	12/16/51	[4]	4,590,503	122,347
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.55%	01/16/53	[4]	431,305	8,944
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.58%	04/16/54	[4]	557,381	7,034
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.72%	02/16/55	[4]	7,261,176	220,629
Grace Trust,
Series 2020-GRCE, Class D
2.68%	12/10/40	[1,4]	360,000	341,735

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.00%	01/10/47	[4]	$1,004,083	$23,130
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.22%	10/10/48	[4]	2,679,677	121,495
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.50%	11/10/49	[4]	6,212,353	143,148
Hilton USA Trust,
Series 2016-SFP, Class E
5.52%	11/05/35	[1]	400,000	403,212
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.51%	07/15/48	[4]	22,308,135	429,755
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class XW (IO)
0.41%	11/15/38	[1,4]	2,574,227	8,484
ML-CFC Commercial Mortgage Trust,
Series 2007-6, Class X (IO)
0.06%	03/12/51	[1,4]	14,477,666	61,938
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43	[1,4]	925,000	815,032
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
0.94%	05/15/47	[4]	11,760,741	265,301
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.80%	09/15/57	[4]	2,071,227	44,751

				11,660,124

U.S. Agency Mortgage-Backed — 15.56%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.17%)
2.28%	04/01/36	[2]	56,883	57,518
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33	[2]	7,637	8,176
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.89%	11/25/41	[2]	190,980	26,649
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27		323,016	24,300
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		380,231	80,486
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	10/20/33	[2]	421,834	91,542

See accompanying Notes to Financial Statements.

65 / Annual Report March 2021

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	$53,726	$57,687
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	11,489	11,963
UMBS (TBA)
2.00%	05/01/51	20,175,000	20,101,708
2.50%	05/01/51	7,375,000	7,552,461

			28,012,490

Total Mortgage-Backed
(Cost $96,604,664)			93,968,038

MUNICIPAL BONDS — 0.63%*
California — 0.06%
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38	100,000	111,648

Colorado — 0.03%
City & County of Denver Airport System Revenue Bonds,
Series C
2.24%	11/15/30	65,000	63,613

Florida — 0.09%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.61%	10/01/32	100,000	99,329
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.45%	10/01/30	30,000	31,794
Greater Orlando Aviation Authority Revenue Bonds, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	25,000	30,587

			161,710

New York — 0.39%
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31	155,000	166,946
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49	15,000	18,643
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
4.00%	05/01/42	30,000	34,817
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	70,600
New York City Water & Sewer System Revenue Bonds,
Series AA
4.00%	06/15/50	50,000	58,402
New York State Dormitory Authority Revenue Bonds, School
Improvements, Series F
3.11%	02/15/39	150,000	152,910

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series E
4.00%	03/15/43	$85,000	$97,110
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33	100,000	95,037

			694,465

Ohio — 0.06%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	100,000	104,129

Total Municipal Bonds
(Cost $1,163,547)			1,135,565

Total Bonds — 103.36%
(Cost$189,231,895)			186,063,407

Issues		Shares	Value
COMMON STOCK — 0.24%
Real Estate Investment Trust (REIT) — 0.24%
AGNC Investment Corp.		25,500	427,380

Total Common Stock
(Cost $362,696)
WARRANT — 0.07%
Entertainment — 0.07%
Cineworld Group PLC[3,8]
(United Kingdom)		152,713	131,581

Total Warrant
(Cost $–)
Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 16.63%
Money Market Funds — 3.35%
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[10]		13,999	13,999
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[10]		6,025,000	6,025,000

			6,038,999

U. S. Treasury Bills — 13.28%
U. S. Treasury Bills
0.10%[11]	04/01/21	1,900,000	1,900,000
0.05%[11]	08/12/21	17,000,000	16,999,058

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 66

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.05%[11]	08/19/21	$5,000,000	$4,999,612

			23,898,670

Total Short-Term Investments
(Cost $29,934,929)			29,937,669

Total Investments - 120.30%
(Cost $219,529,520)			216,560,037

Net unrealized depreciation on unfunded commitments - 0.00%			(762)
Liabilities in Excess of Other Assets - (20.30)%			(36,551,270)

Net Assets - 100.00%			$180,008,005

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,725,346, which is 2.07% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $45,909, at an interest rate of 1.00% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.13% per annum.

[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Represents the current yield as of March 31, 2021.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $1,089,498, which is 0.61% of total net assets. Fair valued securities were not valued utilizing an independent quote but are valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 668,712	GBP 475,000	Goldman Sachs International	04/23/21	$13,304

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	165	06/30/21	$20,360,742	$(161,348)	$(161,348)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	92	06/21/21	(13,219,250)	337,604	337,604
U.S. Treasury Ultra Bond	19	06/21/21	(3,443,156)	165,386	165,386

			(16,662,406)	502,990	502,990

TOTAL FUTURES CONTRACTS			$3,698,336	$341,642	$341,642

See accompanying Notes to Financial Statements.

67 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BONDS – 91.24%
BANK LOANS — 83.74%*
Automotive — 0.23%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/30/26[1]	$241,805	$239,689
Oeconnection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	09/25/26[1,2]	736,838	735,456

			975,145

Communications — 10.84%
A-L Parent LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/01/23[1]	492,288	454,298
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.95%	01/31/26[1]	967,500	949,964
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
4.20%	08/14/26[1,3]	488,750	488,261
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	03/01/25[1]	997,494	989,594
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/17/27[1]	1,500,000	1,503,990
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27[1]	2,724,343	2,700,029
Charter Communications Operating LLC,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/30/25[1]	945,230	944,375
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.87%	02/01/27[1]	394,280	392,876
Clear Channel Outdoor Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.71%	08/21/26[1]	486,313	468,550
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/11/26[1]	2,284,481	2,279,958
Consolidated Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/02/27[1]	535,504	536,925

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/31/28[1]	$2,250,000	$2,218,669
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/15/26[1]	980,000	968,059
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.61%	04/15/27[1]	994,975	984,940
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.95%	12/31/25[1]	1,483,749	1,362,275
EW Scripps Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	01/07/28[1]	498,750	497,777
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/08/21[1]	1,250,000	1,248,437
Global Tel*Link Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.36%	11/29/25[1]	993,021	936,900
Gray Television, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
2.37%	02/07/24[1]	1,500,000	1,492,733
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[1]	1,396,410	1,478,107
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	05/30/25[1]	941,098	798,315
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/13/22[1,3]	107,778	109,340
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24[1,3]	500,000	511,522
Iridium Satellite LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
3.75%	11/04/26[1]	1,246,851	1,251,421
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/01/27[1]	2,337,328	2,310,063

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 68

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	10/04/24[1]	$736,668	$729,301
MH Sub I LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	09/13/24[1]	2,348,436	2,351,583
National Cinemedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	06/20/25[1]	486,250	454,872
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.11%	10/19/26[1]	440,000	407,183
NEP/NCP Holding Co, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	10/20/25[1]	1,246,811	1,213,216
New Insight Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	12/20/24[1]	483,750	480,182
Nexstar Broadcasting, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/17/24[1]	927,096	923,054
Radiate Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/25/26[1]	2,464,917	2,466,877
Sinclair Television Group, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/03/24[1]	1,624,890	1,617,578
Springer Nature Deutschland GmbH,
Term Loan B18, 1st Lien
(LIBOR plus 3.25%)
4.00%	08/14/26[1]	657,947	658,591
Terrier Media Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	12/17/26[1]	1,535,651	1,524,026
UPC Financing Partnership,
Term Loan B2, 1st Lien
(LIBOR plus 3.50%)
3.61%	01/31/29[1]	1,125,000	1,123,397
Virgin Media Bristol LLC,
Term Loan N, 1st Lien
(LIBOR plus 2.50%)
2.61%	01/31/28[1]	3,000,000	2,977,335

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27[1]	$2,004,276	$1,990,798

			46,795,371

Consumer Discretionary — 5.85%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
3.75%	12/23/27[1]	1,000,000	992,430
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/13/23[1]	1,451,250	1,451,707
Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/13/23[1]	488,550	488,703
Allied Universal Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.36%	07/10/26[1]	740,625	739,470
Arterra Wines Canada, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.25%	11/24/27[1]	698,250	699,996
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	04/18/24[1]	2,171,717	2,146,981
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	11/30/23[1]	957,500	956,231
KUEHG Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/21/25[1]	334,451	327,856
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	06/03/26[1]	2,475,498	2,450,743
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23[1]	53,605	61,378
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	01/06/28[1]	1,250,000	1,245,575
Nielsen Finance LLC,
Term Loan B4, 1st Lien
(LIBOR plus 2.00%)
2.10%	10/04/23[1]	857,067	856,801

See accompanying Notes to Financial Statements.

69 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary (continued)
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[1]	$905,828	$907,340
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	01/29/25[1]	972,632	958,212
Refresco,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
3.45%	03/28/25[1]	1,940,400	1,936,354
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/06/23[1]	917,731	914,937
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26[1]	1,250,000	1,250,313
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28[1]	1,500,000	1,496,130
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	10/22/26[1]	1,982,494	1,988,699
Weber-Stephen Products LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	10/30/27[1]	1,496,250	1,497,933
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	07/31/26[1]	1,431,024	1,423,869
Wyndham Hotels & Resorts, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	05/30/25[1]	487,500	483,064

			25,274,722

Consumer Products — 0.10%
Hoffmaster Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/21/23[1]	467,755	434,194

Electric — 2.08%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27[1]	1,491,851	1,495,312
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/06/26[1]	1,972,469	1,964,313

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Electric (continued)
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28[1]	$2,000,000	$1,982,500
Linden LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/01/27[1]	1,706,311	1,702,514
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25[1]	1,863,618	1,852,967

			8,997,606

Energy — 1.08%
Calpine Corp.,
Term Loan B10, 1st Lien
(LIBOR plus 2.00%)
2.11%	08/12/26[1]	190,831	188,956
Centurion Pipeline Co., LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	09/29/25[1]	977,500	973,468
EG Finco Ltd.,
Term Loan B, 1st Lien (United Kingdom)
(LIBOR plus 4.00%)
4.20%	02/07/25[1,3]	565,160	557,087
EPIC Y-Grade Services,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.00%	06/30/27[1]	252,500	219,675
Glass Mountain Pipeline Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	12/23/24[1,4,5]	137,685	36,716
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.19%	08/14/26[1,4,5]	738,750	706,736
Stonepeak Lonestar Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.73%	10/19/26[1]	1,058,410	1,061,718
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
6.50%	09/27/24[1]	932,829	927,581

			4,671,937

Entertainment — 1.60%
CineWorld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25[1]	2,152,760	1,845,605

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 70

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Entertainment (continued)
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24[1]	$1,084,241	$1,376,309
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	05/08/25[1]	1,391,572	1,364,687
Nascar Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	10/19/26[1]	840,000	835,539
WildBrain Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.00%	03/20/28[1]	1,500,000	1,489,695

			6,911,835

Finance — 5.03%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.86%	02/27/26[1,3]	1,225,003	1,191,316
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B4, 1st Lien
(LIBOR plus 1.50%)
2.25%	02/12/27[1]	498,741	493,786
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
3.25%	12/01/27[1]	748,125	748,884
Blackstone CQP Holdco LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.69%	09/30/24[1]	992,424	991,576
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.11%	10/30/26[1]	987,500	980,864
CBAC Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	07/08/24[1]	236,726	228,012
Cushman & Wakefield,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	08/21/25[1]	635,456	623,939
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.61%	09/30/26[1]	2,476,642	2,473,546
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23[1]	2,300,000	2,297,941

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Finance (continued)
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.70%	02/01/27[1]	$1,481,250	$1,464,379
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	01/31/28[1]	1,745,625	1,731,442
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.20%	03/06/26[1]	1,733,598	1,738,582
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	05/01/25[1]	995,000	999,557
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	02/04/28[1]	1,000,000	1,007,085
RPI Intermediate Finance Trust,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.86%	02/11/27[1]	149,004	148,910
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.00%	01/27/28[1]	2,000,000	1,997,500
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.11%	04/30/28[1]	1,500,000	1,483,455
UPC Financing Partnership,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
3.61%	01/31/29[1]	1,125,000	1,123,397

			21,724,171

Food — 4.00%
CH Guenther Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	03/31/25[1]	477,589	471,619
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/25/27[1]	1,492,500	1,493,619
Flora Food Group,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.26%	07/02/25[1]	1,969,936	1,948,267
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[1]	2,428,307	2,419,541

See accompanying Notes to Financial Statements.

71 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Food (continued)
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	07/20/25[1]	$2,259,135	$2,237,956
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.11%	05/01/26[1,3]	1,225,000	1,219,518
Matterhorn Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	05/23/25[1]	485,057	483,922
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/30/25[1]	2,054,977	2,054,330
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	12/23/26[1]	495,000	496,960
U.S. Foods, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.11%	09/14/26[1]	1,970,000	1,935,052
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.11%	01/20/27[1]	2,493,750	2,494,797

			17,255,581

Gaming — 2.67%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.61%	07/21/25[1]	995,000	998,279
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.86%	12/23/24[1]	1,451,250	1,431,999
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	12/27/24[1]	2,007,760	2,002,741
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 6.50%)
7.50%	03/13/25[1]	1,001,243	987,786
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	10/21/24[1]	1,447,500	1,433,705
Golden Nugget,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.25%	10/04/23[1]	1,994,377	1,966,785

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Gaming (continued)
GVC Holdings PLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	03/29/24[1]	$1,455,000	$1,456,819
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	10/15/25[1]	1,230,242	1,227,290

			11,505,404

Health Care — 13.78%
Admi Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	04/30/25[1]	972,638	960,665
Aldevron LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	10/12/26[1]	990,000	990,619
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	09/26/24[1]	1,479,916	1,471,710
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27[1]	1,496,250	1,498,681
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[1]	789,836	788,253
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24[1]	1,344,724	1,341,920
Buckeye Partners LP,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.36%	11/01/26[1]	498,750	497,139
Cano Health LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	11/23/27[1,6]	1,461,985	1,464,273
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/22/28[1]	818,446	820,831
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
5.61%	10/01/25[1]	488,750	483,711
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[1]	2,189,467	2,189,587

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 72

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	11/04/26[1]	$2,236,851	$2,237,690
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	01/08/27[1]	2,234,369	2,238,558
Dentalcorp Health Services ULC,
Term Loan, 1st Lien (Australia)
(LIBOR plus 3.75%)
4.75%	06/06/25[1,3]	1,640,820	1,630,565
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27[1]	2,786,457	2,754,106
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.71%	07/27/26[1]	987,469	980,063
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[1]	1,202,057	1,192,038
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27[1]	1,778,680	1,783,126
Femur Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.70%	03/05/26[1]	631,028	604,998
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.20%	12/30/26[1]	2,475,000	2,469,976
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25[1]	2,233,135	2,223,833
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/15/27[1]	987,500	977,684
Heartland Dental LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	04/30/25[1]	1,244,896	1,227,069
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/26/28[1]	1,500,000	1,497,750
Med Parentco LP,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.36%	08/31/26[1]	296,925	295,045

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.36%	08/31/26[1]	$1,184,044	$1,176,549
Medical Solutions Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	06/14/24[1]	965,374	967,184
Medplast Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.86%	07/02/25[1]	975,000	947,583
National Seating & Mobility,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
5.36%	11/16/26[1]	987,502	990,588
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	11/13/25[1]	259,975	258,648
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	11/13/25[1]	1,211,766	1,205,579
NMSC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.00%	04/19/23[1,4,5]	411,048	405,808
Ortho-Clinical Diagnostics SA,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	06/30/25[1]	1,250,000	1,249,375
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.86%	03/31/27[1]	2,483,089	2,471,965
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/14/25[1]	997,468	996,596
Phoenix Guarantor, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/05/26[1]	1,998,750	1,985,948
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.61%	06/22/26[1]	500,000	500,625
Premise Health Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.70%	07/10/25[1]	1,137,866	1,130,049
Romulus Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/14/25[1]	1,942,984	1,915,666

See accompanying Notes to Financial Statements.

73 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Sotera Health Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.25%	12/11/26[1]	$1,000,000	$998,750
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	09/03/24[1]	1,208,656	1,199,023
(LIBOR plus 8.00%)
9.00%	09/03/24[1]	222,750	228,389
Tecomet, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/24[1]	196,443	193,701
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.13%	06/26/26[1]	1,782,975	1,774,898
UIC Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	08/30/24[1]	2,202,885	2,205,242
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	11/27/25[1]	452,206	450,257
(LIBOR plus 3.00%)
3.11%	06/02/25[1]	1,606,986	1,603,788

			59,476,101

Industrials — 9.87%
Anchor Packaging LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	07/18/26[1]	1,989,873	1,994,848
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	06/11/26[1]	1,232,017	1,226,245
(LIBOR plus 4.25%)
5.00%	06/11/26[1]	500,000	500,000
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26[1]	2,311,253	2,296,080
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/01/27[1]	1,825,000	1,831,032
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	06/30/24[1]	1,790,347	1,794,635

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	08/08/25[1]	$1,950,000	$1,918,624
Convergint Technologies,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/31/28[1]	86,580	86,283
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/31/28[1]	413,420	412,000
Deliver Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.20%	05/01/24[1]	1,080,111	1,082,136
Energizer Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/22/27[1]	1,000,000	997,915
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	07/19/24[1]	492,434	492,638
Jade Germany GMBH,
Term Loan, 1st Lien (Germany)
(LIBOR plus 5.50%)
6.50%	05/31/23[1,3]	962,499	906,554
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27[1]	992,500	947,838
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.44%	04/03/24[1]	1,506,928	1,476,977
Patriot Container Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.50%	03/20/25[1]	1,480,916	1,468,425
Pelican Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/25[1]	1,481,135	1,470,493
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	07/30/26[1]	1,782,860	1,767,269
(LIBOR plus 3.75%)
4.50%	08/03/26[1]	498,750	497,920
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	11/05/27[1]	1,745,625	1,746,349

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
Proampac PG Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/03/25[1]	$2,950,000	$2,952,448
Protective Industrial Products, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/29/27[1]	1,500,000	1,500,630
Refficiency Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/16/27[1,7]	836,613	839,232
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	01/31/25[1]	1,416,224	1,354,562
Technimark LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.86%	08/08/25[1]	977,500	970,169
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.27%	03/28/25[1]	493,639	484,459
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24[1]	1,447,622	1,212,383
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25[1]	492,513	483,182
TricorBraun Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 0.50%)
0.50%	03/03/28[1,8]	9,181	9,107
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	03/03/28[1]	1,224,560	1,214,610
U.S. Ecology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.61%	11/02/26[1]	493,750	493,338
Univar Solutions USA, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.00%)
2.11%	07/01/26[1]	493,750	491,943
WP Deluxe Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	07/19/24[1]	967,500	965,284

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[1]	$4,756,097	$4,718,191

			42,603,799

Information Technology — 13.59%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	08/15/25[1]	748,087	748,364
AQA Acquisition Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.75%	11/19/27[1]	1,500,000	1,506,570
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	02/03/24[1]	1,557,898	1,558,872
Buzz Merger Sub, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	01/29/27[1]	1,492,481	1,485,019
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.95%	01/29/27[1]	991,667	981,130
Ciox Health,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	12/16/25[1]	780,000	782,274
Cornerstone OnDemand, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.36%	04/22/27[1]	845,702	847,554
DCert Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	10/16/26[1]	1,488,741	1,488,019
Dell International LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.00%	09/19/25[1]	857,021	857,252
E2open LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	02/04/28[1]	1,500,000	1,500,945
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.69%	08/14/25[1]	2,729,222	2,693,401
EQT Box Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/26/28[1]	250,000	248,047

See accompanying Notes to Financial Statements.

75 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27[1]	$1,500,000	$1,496,250
GlobalLogic Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	08/01/25[1]	427,734	427,200
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.93%	03/05/28[1]	2,000,000	1,988,760
Imperva, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	01/12/26[1]	1,772,231	1,774,305
ION Analytics,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	02/16/28[1]	1,000,000	993,750
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/17/25[1]	957,559	953,848
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.95%	06/11/25[1]	1,473,560	1,468,034
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
4.85%	08/31/27[1]	1,496,250	1,494,148
Murphy USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	01/21/28[1]	1,000,000	1,005,000
Northwest Fiber LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	04/30/27[1]	1,000,000	1,000,000
Panther Purchaser LP,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.71%	01/07/28[1]	1,500,000	1,499,070
Peraton Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/01/28[1]	1,594,172	1,596,835
Perspecta, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25[1]	437,500	439,414
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	11/18/27[1,9]	2,647,212	2,633,155

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
Prime Security Services Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.50%	09/23/26[1]	$560,374	$558,796
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	04/26/24[1]	1,960,087	1,957,392
ProQuest LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	10/23/26[1]	2,133,648	2,122,713
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/18/28[1]	1,500,000	1,494,997
RSA Security LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	09/01/27[1]	997,500	1,002,278
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
2.86%	08/14/24[1]	1,948,639	1,914,976
Sophia LP,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.95%	10/07/27[1]	1,995,000	1,996,875
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[1]	2,000,000	1,985,530
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[1]	754,098	747,549
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[1]	563,049	558,159
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.68%	03/05/27[1]	2,038,369	2,021,226
TIBCO Software, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.75%)
3.86%	06/30/26[1]	1,989,975	1,968,831
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26[1]	977,303	973,535
TTM Technologies, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
2.62%	09/30/24[1]	1,000,000	1,000,470

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
Ultra Clean Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	08/27/25[1]	$500,000	$501,875
VS Buyer LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.11%	02/28/27[1]	997,481	995,820
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	08/01/25[1]	1,721,731	1,703,980
Zelis Payments Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.62%	09/30/26[1]	742,500	740,644
Zotec Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/14/24[1]	946,687	947,871

			58,660,733

Insurance — 1.15%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.70%	02/15/27[1]	1,994,962	1,974,813
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
3.36%	12/23/26[1]	997,500	992,428
Term Loan B9, 1st Lien
(LIBOR plus 3.25%)
3.36%	07/31/27[1]	1,000,000	994,060
Howden Group Holdings Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	11/12/27[1]	497,468	496,776
Hyperion Refinance SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	11/12/27[1]	498,183	499,428

			4,957,505

Materials — 2.88%
Archroma Finance SARL,
Term Loan B2, 1st Lien (Switzerland)
(LIBOR plus 4.25%)
4.36%	08/12/24[1,3]	720,000	709,801
4.45%	08/12/24[1,3]	3,750	3,697
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	03/16/25[1]	446,322	444,816

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Materials (continued)
ICP Group,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/29/27[1]	$1,500,000	$1,502,505
INEOS U.S. Quattro LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	01/29/26[1]	1,250,000	1,248,244
Israel Chemicals Ltd.,
Term Loan, 1st Lien (Israel)
(LIBOR plus 3.00%)
3.11%	03/28/25[1,3]	989,798	980,341
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	06/30/27[1]	2,000,000	1,993,750
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
4.86%	10/15/25[1]	582,229	579,317
4.95%	10/15/25[1]	4,271	4,250
Potters Borrower LP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.20%	12/14/27[1]	1,000,000	1,002,500
SCIH Salt Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	03/16/27[1]	496,250	497,567
SK Invictus Intermediate,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
6.86%	03/30/26[1]	1,000,000	996,000
Tronox Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.61%	03/11/28[1]	423,077	421,226
2.68%	03/11/28[1]	576,923	574,399
WR Grace & Co.-Conn,
Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
2.00%	03/30/28[1]	1,500,000	1,494,375

			12,452,788

Real Estate Investment Trust (REIT) — 0.63%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/11/25[1]	991,926	981,987
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24[1]	1,764,091	1,746,644

			2,728,631

See accompanying Notes to Financial Statements.

77 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Retail — 2.53%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28[1]	$1,500,000	$1,538,677
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[1]	1,745,625	1,735,125
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.86%	11/19/26[1,3]	2,134,845	2,099,493
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28[1]	1,250,000	1,251,563
Curium Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.95%	07/09/26[1]	994,950	989,975
(LIBOR plus 4.25%)
5.00%	12/02/27[1]	997,500	1,001,240
Go Wireless, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 6.50%)
7.50%	12/22/24[1]	595,282	594,538
IRB Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/15/27[1]	498,750	497,580
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/15/28[1]	733,678	735,054
Michaels Stores, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	10/01/27[1]	498,747	499,308

			10,942,553

Services — 4.86%
Adtalem Global Education, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.50%	02/14/28[1]	1,500,000	1,488,442
AECOM,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	01/29/27[1]	2,500,000	2,512,500
Aramark Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/11/25[1]	1,865,325	1,849,302

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Services (continued)
Cambium Learning Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.25%	12/18/25[1]	$498,620	$499,836
CCRR Parent, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.00%	03/06/28[1]	1,000,000	1,002,500
Ensemble RCM LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.96%	08/03/26[1]	993,709	993,476
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[1]	354,650	355,315
Guidehouse LLP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	05/01/25[1]	1,743,671	1,747,097
Hornblower Sub LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	04/27/25[1]	1,500,000	1,383,750
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 13.25%)
13.25%	09/25/27[1,4,5]	489,115	236,404
Lakeland Tours LLC,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.25%	09/25/23[1,4,5]	183,717	184,865
(LIBOR plus 7.50%)
8.75%	09/25/25[1,4,5]	816,920	697,984
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25[1]	149,647	148,735
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26[1,4,5]	750,000	739,845
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.36%	05/23/25[1]	493,750	492,824
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[1]	1,967,706	1,950,902
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/01/23[1]	1,879,267	1,839,492

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Services (continued)
University Support Services LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	07/17/25[1]	$1,889,081	$1,873,742
Verscend Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.12%	08/27/25[1]	1,000,000	1,001,390

			20,998,401

Transportation — 0.97%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/29/27[1]	271,094	248,144
Kenan Advantage Group, Inc. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/12/26[1]	1,995,000	1,987,519
Kestrel Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/11/26[1]	493,750	479,853
United Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.87%	04/01/24[1]	1,496,104	1,459,771

			4,175,287

Total Bank Loans
(Cost $360,133,899)			361,541,764

CORPORATES — 7.50%*
Banking — 0.43%
Bank of America Corp.
3.00%	12/20/23[10]	1,300,000	1,352,511
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
1.19%	05/18/24[1,3]	500,000	505,571

			1,858,082

Communications — 2.21%
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26[11]	4,353,000	3,143,782
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24[3,11,12,13]	1,000,000	635,625
National CineMedia LLC
5.88%	04/15/28[11]	500,000	466,250
Scripps Escrow II, Inc.
5.38%	01/15/31[11]	400,000	397,750
T-Mobile USA, Inc.
2.25%	02/15/26	2,500,000	2,507,078
3.88%	04/15/30[11]	1,280,000	1,390,861

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
6.00%	03/01/23	$1,000,000	$1,007,500

			9,548,846

Energy — 0.48%
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[11]	1,500,000	1,544,458
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27	500,000	515,845

			2,060,303

Finance — 1.39%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
0.74%	08/25/36[1]	1,800,000	1,578,094
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21[1]	2,500,000	2,500,000
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35[3]	75,000	85,937
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25[10]	980,000	1,050,246
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[3,11]	750,000	783,635

			5,997,912

Health Care — 1.50%
Centene Corp.
3.00%	10/15/30	1,400,000	1,399,426
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
1.13%	07/15/23[1]	2,700,000	2,733,779
Molina Healthcare, Inc.
3.88%	11/15/30[11]	500,000	514,937
Prime Healthcare Services, Inc.
7.25%	11/01/25[11]	1,250,000	1,334,375
Tenet Healthcare Corp.
4.63%	09/01/24[11]	500,000	515,448

			6,497,965

Industrials — 0.75%
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36[1]	850,000	688,729
PowerTeam Services LLC
9.03%	12/04/25[11]	380,000	419,445
Sealed Air Corp.
5.25%	04/01/23[11]	1,500,000	1,593,593
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[3,11]	250,000	260,887

See accompanying Notes to Financial Statements.

79 / Annual Report March 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
Trident TPI Holdings, Inc.
9.25%	08/01/24	[11]	$250,000	$266,886

				3,229,540

Information Technology — 0.19%
NCR Corp.
8.13%	04/15/25	[11]	750,000	822,504

Real Estate Investment Trust (REIT) — 0.31%
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[1]	1,350,000	1,350,044

Retail — 0.24%
FirstCash, Inc.
4.63%	09/01/28	[11]	1,000,000	1,021,875

Total Corporates
(Cost $31,685,558)				32,387,071

Total Bonds — 91.24%
(Cost $391,819,457)				393,928,835

Issues			Shares	Value

WARRANT — 0.05%
Entertainment — 0.05%
Cineworld Group PLC[3,12]
(United Kingdom)			229,579	197,810

Total Warrant
(Cost $–)
Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 14.20%
Foreign Government Obligations — 1.48%
Japan Treasury Discount Bill,
Series 962
(Japan)
0.00%[14]	04/05/21	[3]	710,000,000	6,426,705

Money Market Funds — 2.53%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[15]			1,279,212	1,279,212
JPMorgan U.S. Government Money Market Fund
0.03%[15]			6,895,000	6,895,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[15]			2,728,000	2,728,000

				10,902,212

U.S. Treasury Bills — 10.19%
U.S. Treasury Bills
0.10%[14]	04/01/21		7,000,000	7,000,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.05%[14]	08/12/21	$37,000,000	$36,997,950

			43,997,950

Total Short-Term Investments
(Cost $61,726,537)			61,326,867

Total Investments - 105.49%
(Cost $453,545,994)			455,453,512

Net unrealized depreciation on unfunded
commitments - 0.00%			(4,477)
Liabilities in Excess of Other Assets - (5.49)%			(23,707,112)

Net Assets - 100.00%			$431,741,923

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[2]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $2,674, at an interest rate of 4.00% and a maturity of September 25, 2026. The investment is accruing an unused commitment fee of 0.50% per annum.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,008,358, which is 0.70% of total net assets.
[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $535,187, at an interest rate of 4.75% and a maturity of November 23, 2027. The investment is accruing an unused commitment fee of 1.00% per annum.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $161,795, at an interest rate of 4.00% and a maturity of December 16, 2027. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $264,095, at an interest rate of 0.50% and a maturity of March 03, 2028. The investment is not accruing an unused commitment fee.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $344,316, at an interest rate of 1.00% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.13% per annum.

[10]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[11]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[12]	Non-income producing security.
[13]	Security is currently in default with regard to scheduled interest or principal payments.
[14]	Represents annualized yield at date of purchase.
[15]	Represents the current yield as of March 31, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 80

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EURIBOR): Euro InterBank Offer Rate

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 6,842,912	JPY 710,000,000	Goldman Sachs International	04/05/21	$417,224

See accompanying Notes to Financial Statements.

81 / Annual Report March 2021

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 93.84%
BANK LOANS — 18.01%*
Communications — 4.25%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27[1]		$918,375	$910,178
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	07/17/25[1]		13,237,424	13,085,922
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/08/21[1]		3,800,000	3,795,250
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[1]		2,443,718	2,586,687
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	05/30/25[1]		2,140,720	1,815,930
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien (Luxembourg) (LIBOR plus 5.50%)
6.50%	07/13/22[1,2]		286,538	290,693
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24[1,2]		1,329,300	1,359,934
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	10/04/24[1]		1,890,818	1,871,910
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.11%	10/19/26	[1]	875,000	809,738
Nexstar Broadcasting, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/17/24	[1]	2,285,712	2,275,747
Securus Technologies Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	11/01/24	[1]	2,017,483	1,873,626
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27	[1]	2,071,086	2,057,157

				32,732,772

Consumer Discretionary — 1.62%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
3.75%	12/23/27	[1]	1,925,000	1,910,428

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary (continued)
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	04/18/24	[1]	$2,123,560	$2,099,372
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	06/03/26	[1]	2,743,020	2,715,590
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23	[1]	56,625	64,836
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28	[1]	1,394,975	1,397,304
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/06/23	[1]	2,600,752	2,592,832
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28	[1]	1,725,000	1,720,550

				12,500,912

Electric — 0.13%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/06/26	[1]	985,000	980,927

Entertainment — 0.80%
CineWorld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[1]	5,218,724	4,474,117
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[1]	1,361,756	1,728,579

				6,202,696

Finance — 0.58%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.86%	02/27/26[1,2]		1,085,135	1,055,294
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	02/04/28	[1]	3,425,000	3,449,266

				4,504,560

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 82

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Food — 0.49%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	07/20/25	[1]	$3,845,839	$3,809,785

Gaming — 0.52%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	12/27/24	[1]	2,058,842	2,053,695
Golden Nugget,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.25%	10/04/23	[1]	1,948,971	1,922,008

				3,975,703

Health Care — 2.44%
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.61%	09/26/24	[1]	983,223	977,771
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27	[1]	1,745,625	1,748,462
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24	[1]	1,578,903	1,575,610
Term Loan, 2nd Lien
(LIBOR plus 8.00%)
9.00%	03/13/25	[1,3,4]	465,000	465,584
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	4,804,714	4,804,979
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27	[1]	3,742,816	3,699,362
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28	[1]	563,126	558,433
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27	[1]	867,814	869,983
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[1]	1,466,531	1,460,423

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
PPD, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.75%	01/13/28	[1]	$2,610,000	$2,600,917

				18,761,524

Industrials — 3.11%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26	[1]	3,322,763	3,300,949
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/01/27	[1]	2,620,000	2,628,659
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[1]	1,488,750	1,421,756
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.44%	04/03/24	[1]	2,466,472	2,417,451
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/03/26	[1]	2,324,711	2,320,841
Proampac PG Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/03/25	[1]	2,620,000	2,622,175
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.27%	03/28/25	[1]	923,104	905,939
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25	[1]	928,250	910,664
Trident TPI Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	10/17/24	[1]	3,482,005	3,455,351
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[1]	4,014,201	3,982,208

				23,965,993

Information Technology — 2.66%
Ciox Health,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	12/16/25	[1]	1,050,000	1,053,061

See accompanying Notes to Financial Statements.

83 / Annual Report March 2021

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.95%	06/11/25	[1]	$4,979,099	$4,960,428
Peraton Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/01/28	[1]	2,455,025	2,459,125
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/18/28	[1]	1,050,000	1,046,498
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
2.86%	08/14/24	[1]	1,887,272	1,854,669
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[1]	2,750,000	2,730,104
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[1]	2,707,684	2,684,168
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[1]	2,021,700	2,004,141
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26	[1]	1,717,725	1,711,103

				20,503,297

Insurance — 0.26%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.70%	02/15/27	[1]	1,994,962	1,974,813

Real Estate Investment Trust (REIT) — 0.66%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/11/25	[1]	918,198	908,998
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24	[1]	4,237,000	4,195,096

				5,104,094

Retail — 0.06%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28	[1]	430,000	441,087

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Services — 0.43%
AECOM,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	01/29/27	[1]	$1,750,000	$1,758,750
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[1,3,4]	1,565,000	1,543,810

				3,302,560

Total Bank Loans
(Cost $136,440,526)				138,760,723

CORPORATES — 73.22%*
Automotive — 0.65%
Ford Motor Credit Co. LLC
2.90%	02/16/28		5,160,000	4,964,333

Communications — 21.73%
AT&T, Inc.
3.55%	09/15/55	[5]	3,250,000	2,976,489
4.50%	05/15/35		4,043,000	4,576,855
Block Communications, Inc.
4.88%	03/01/28	[5]	2,272,000	2,321,870
Cable One, Inc.
4.00%	11/15/30	[5]	3,550,000	3,508,926
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	05/01/32	[5]	1,596,000	1,618,318
5.38%	06/01/29	[5]	700,000	751,548
5.50%	05/01/26	[5]	16,239,000	16,762,708
5.75%	02/15/26	[5]	698,000	720,720
CSC Holdings LLC
6.50%	02/01/29	[5]	391,000	432,788
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[5]	9,010,000	6,507,116
6.63%	08/15/27	[5]	4,230,000	2,265,707
DISH DBS Corp.
7.38%	07/01/28		2,552,000	2,674,395
DISH Network Corp.
3.38%	08/15/26		4,771,000	4,598,290
Frontier Communications Corp.
5.00%	05/01/28	[5]	3,907,000	3,980,863
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23	[2,6,7]	4,750,000	2,921,250
8.50%	10/15/24	[2,5,6,7]	2,853,000	1,813,438
9.75%	07/15/25	[2,5,6,7]	4,051,000	2,541,599
Intelsat Luxembourg SA
(Luxembourg)
8.13%	06/01/23	[2,6,7]	2,545,000	114,525
Lamar Media Corp.
3.75%	02/15/28		1,745,000	1,744,421
Level 3 Financing, Inc.
3.63%	01/15/29	[5]	275,000	267,156
4.25%	07/01/28	[5]	8,225,000	8,326,085
4.63%	09/15/27	[5]	3,500,000	3,608,377

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Lumen Technologies, Inc.
4.00%	02/15/27	[5]	$1,956,000	$2,000,484
Midcontinent Communications/Midcontinent Finance Corp.
5.38%	08/15/27	[5]	2,246,000	2,343,162
National CineMedia LLC
5.88%	04/15/28	[5]	4,930,000	4,597,225
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%	03/15/30	[5]	445,000	430,671
Qwest Corp.
6.75%	12/01/21		6,582,000	6,804,432
7.25%	09/15/25		1,705,000	2,001,244
Scripps Escrow II, Inc.
5.38%	01/15/31	[5]	1,175,000	1,168,391
Scripps Escrow, Inc.
5.88%	07/15/27	[5]	2,579,000	2,672,489
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[5]	3,782,000	4,264,498
Sinclair Television Group, Inc.
4.13%	12/01/30	[5]	3,776,000	3,646,200
Sirius XM Radio, Inc.
3.88%	08/01/22	[5]	10,340,000	10,404,625
5.50%	07/01/29	[5]	362,000	392,025
Sprint Corp.
7.88%	09/15/23		10,307,000	11,793,785
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[5]	7,850,000	8,968,625
T-Mobile USA, Inc.
2.25%	02/15/26		14,197,000	14,237,197
6.00%	04/15/24		650,000	655,688
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[2,5]	10,175,000	10,285,367
5.50%	05/15/29	[2,5]	3,915,000	4,161,018
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31	[2,5]	1,600,000	1,559,360

				167,419,930

Consumer Discretionary — 0.98%
Anheuser-Busch InBev Worldwide, Inc.
4.60%	06/01/60		1,040,000	1,181,115
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[2,5]	675,000	751,055
BAT Capital Corp.
5.28%	04/02/50		2,273,000	2,505,381
Edgewell Personal Care Co.
5.50%	06/01/28	[5]	2,685,000	2,840,005
Live Nation Entertainment, Inc.
6.50%	05/15/27	[5]	215,000	238,925

				7,516,481

Consumer Products — 0.44%
Newell Brands, Inc.
4.35%	04/01/23		1,325,000	1,399,531

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Consumer Products (continued)
4.88%	06/01/25		$1,800,000	$1,990,116

				3,389,647

Electric — 1.30%
FirstEnergy Corp.
2.65%	03/01/30		6,886,000	6,558,466
FirstEnergy Corp.,
Series C
3.40%	03/01/50		3,745,000	3,294,122
5.35%	07/15/47		148,000	167,508

				10,020,096

Energy — 9.58%
Antero Resources Corp.
7.63%	02/01/29	[5]	4,038,000	4,300,277
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[5]	4,517,000	4,613,528
DCP Midstream Operating LP
5.60%	04/01/44		754,000	754,942
Devon Energy Corp.
5.00%	06/15/45		1,037,000	1,137,377
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%	01/30/28	[5]	2,904,000	3,071,909
Energy Transfer Operating LP
5.00%	05/15/50		840,000	872,177
Energy Transfer Operating LP,
Series B
6.63%	02/15/70	[8]	6,938,000	6,166,147
Hess Corp.
5.60%	02/15/41		1,047,000	1,210,321
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[5]	3,270,000	3,366,917
Occidental Petroleum Corp.
3.50%	08/15/29		8,939,000	8,388,521
4.40%	08/15/49		5,900,000	4,933,993
5.88%	09/01/25		4,975,000	5,324,743
Petroleos Mexicanos
(Mexico)
6.75%	09/21/47	[2]	524,000	446,584
7.69%	01/23/50	[2]	425,000	393,975
Rockies Express Pipeline LLC
4.80%	05/15/30	[5]	650,000	643,906
6.88%	04/15/40	[5]	2,984,000	3,237,640
Ruby Pipeline LLC
8.00%	04/01/22	[3,4,5]	1,342,462	1,124,446
SM Energy Co.
5.63%	06/01/25		739,000	685,100
6.63%	01/15/27		910,000	841,750
6.75%	09/15/26		1,115,000	1,032,350
Sunoco Logistics Partners Operations LP
5.35%	05/15/45		820,000	866,767
5.40%	10/01/47		500,000	536,356
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29	[5]	1,560,000	1,556,100
5.88%	03/15/28		3,165,000	3,335,119

See accompanying Notes to Financial Statements.

85 / Annual Report March 2021

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%	03/01/30		$1,300,000	$1,368,250
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		3,989,000	4,018,917
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,5]	3,623,400	3,523,757
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[2,5]	1,165,075	1,103,180
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[2,5]	2,041,800	1,944,815
Transocean Sentry Ltd.
(Cayman Islands)
5.38%	05/15/23	[2,5]	1,440,991	1,361,736
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		1,289,000	1,324,448
Valaris PLC
(United Kingdom)
7.75%	02/01/26	[2,6,7]	2,958,000	314,288

				73,800,336

Entertainment — 0.30%
Banijay Entertainment SASU
(France)
5.38%	03/01/25	[2,5]	252,000	260,455
Cinemark USA, Inc.
8.75%	05/01/25	[5]	1,889,000	2,076,719

				2,337,174

Finance — 2.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.50%	01/15/25	[2]	450,000	472,207
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[2,5]	3,215,000	3,429,984
Ford Motor Credit Co. LLC
2.98%	08/03/22		1,805,000	1,834,331
3.22%	01/09/22		5,000,000	5,067,250
3.34%	03/28/22		950,000	963,072
(LIBOR USD 3-Month plus 1.27%)
1.46%	03/28/22	[1]	5,660,000	5,624,014
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[2]	958,000	1,097,701

				18,488,559

Food — 5.20%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[5]	2,360,000	2,419,520

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Food (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30	[2,5]	$4,250,000	$4,712,187
Kraft Heinz Foods Co.
3.00%	06/01/26		13,040,000	13,754,561
4.63%	01/30/29		355,000	399,020
Nathan’s Famous, Inc.
6.63%	11/01/25	[5]	696,000	720,360
Pilgrim’s Pride Corp.
4.25%	04/15/31	[5]	3,000,000	2,991,557
Post Holdings, Inc.
4.50%	09/15/31	[5]	4,000,000	3,969,800
4.63%	04/15/30	[5]	4,629,000	4,646,359
5.63%	01/15/28	[5]	1,600,000	1,687,568
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[5]	2,000,000	2,018,917
Smithfield Foods, Inc.
2.65%	10/03/21	[5]	460,000	463,933
5.20%	04/01/29	[5]	1,950,000	2,239,509

				40,023,291

Gaming — 0.88%
Caesars Entertainment, Inc.
6.25%	07/01/25	[5]	1,053,000	1,123,835
Churchill Downs, Inc.
4.75%	01/15/28	[5]	1,100,000	1,140,205
Live Nation Entertainment, Inc.
3.75%	01/15/28	[5]	3,217,000	3,180,809
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%	10/01/29	[5]	1,305,000	1,337,299

				6,782,148

Health Care — 10.82%
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24	[2,5]	21,161,000	21,668,864
Centene Corp.
4.63%	12/15/29		3,241,000	3,511,948
Elanco Animal Health, Inc.
5.27%	08/28/23		4,153,000	4,477,453
Emergent BioSolutions, Inc.
3.88%	08/15/28	[5]	5,272,000	5,163,265
Encompass Health Corp.
4.75%	02/01/30		2,440,000	2,514,154
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[2,5]	741,000	609,671
9.50%	07/31/27	[2,5]	542,000	589,917
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[2,5]	3,000,000	3,046,860
HCA, Inc.
5.25%	06/15/49		1,450,000	1,778,539

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Hill-Rom Holdings, Inc.
4.38%	09/15/27	[5]	$1,160,000	$1,197,700
Hologic, Inc.
3.25%	02/15/29	[5]	1,000,000	989,375
ModivCare, Inc.
5.88%	11/15/25	[5]	2,140,000	2,256,362
Molina Healthcare, Inc.
3.88%	11/15/30	[5]	5,404,000	5,565,438
4.38%	06/15/28	[5]	8,580,000	8,842,079
Owens & Minor, Inc.
4.50%	03/31/29	[5]	1,595,000	1,605,083
Par Pharmaceutical, Inc.
7.50%	04/01/27	[5]	244,000	259,538
Prime Healthcare Services, Inc.
7.25%	11/01/25	[5]	7,500,000	8,006,250
Teleflex, Inc.
4.25%	06/01/28	[5]	3,900,000	4,046,250
Tenet Healthcare Corp.
4.63%	09/01/24	[5]	2,307,000	2,378,279
4.63%	06/15/28	[5]	475,000	487,459
4.88%	01/01/26	[5]	2,019,000	2,101,779
5.13%	11/01/27	[5]	2,185,000	2,290,317

				83,386,580

Industrials — 6.31%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Ireland)
4.13%	08/15/26	[2,5]	8,927,000	9,186,329
Ball Corp.
4.00%	11/15/23		3,960,000	4,222,350
4.88%	03/15/26		3,895,000	4,357,687
5.25%	07/01/25		1,254,000	1,419,371
Clean Harbors, Inc.
4.88%	07/15/27	[5]	2,152,000	2,273,997
Energizer Holdings, Inc.
4.75%	06/15/28	[5]	2,525,000	2,616,531
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[1]	1,300,000	1,053,351
Graham Packaging Co., Inc.
7.13%	08/15/28	[5]	2,466,000	2,630,994
Graphic Packaging International LLC
3.50%	03/15/28	[5]	5,185,000	5,173,536
4.75%	07/15/27	[5]	2,571,000	2,805,604
4.88%	11/15/22		566,000	593,460
PowerTeam Services LLC
9.03%	12/04/25	[5]	659,000	727,406
Sealed Air Corp.
4.00%	12/01/27	[5]	815,000	837,413
4.88%	12/01/22	[5]	1,245,000	1,298,764
5.50%	09/15/25	[5]	4,898,000	5,370,933
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[2,5]	2,195,000	2,290,592

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
Trident TPI Holdings, Inc.
9.25%	08/01/24	[5]	$875,000	$934,099
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[2,5]	800,000	841,266

				48,633,683

Information Technology — 1.14%
MSCI, Inc.
3.63%	09/01/30	[5]	870,000	886,156
NCR Corp.
5.13%	04/15/29	[5]	3,763,000	3,800,178
5.25%	10/01/30	[5]	1,717,000	1,741,896
8.13%	04/15/25	[5]	334,000	366,289
Science Applications International Corp.
4.88%	04/01/28	[5]	1,912,000	1,976,710

				8,771,229

Insurance — 0.39%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[5]	3,075,000	3,026,741

Materials — 0.75%
Clearwater Paper Corp.
4.75%	08/15/28	[5]	5,695,000	5,758,255

Real Estate Investment Trust (REIT) — 3.33%
American Assets Trust LP
3.38%	02/01/31		3,810,000	3,778,896
CyrusOne LP/CyrusOne Finance Corp.
3.45%	11/15/29		6,128,000	6,318,510
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28		3,238,000	3,744,666
Iron Mountain, Inc.
5.25%	07/15/30	[5]	5,744,000	5,933,839
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25	[5]	2,369,000	2,500,071
SL Green Operating Partnership LP
3.25%	10/15/22		3,275,000	3,395,559

				25,671,541

Retail — 1.89%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29	[2,5]	5,195,000	5,057,507
FirstCash, Inc.
4.63%	09/01/28	[5]	5,013,000	5,122,659
Murphy Oil USA, Inc.
3.75%	02/15/31	[5]	1,610,000	1,585,519
Yum! Brands, Inc.
4.63%	01/31/32		2,750,000	2,811,023

				14,576,708

Services — 3.32%
Adtalem Global Education, Inc.
5.50%	03/01/28	[5]	2,349,000	2,331,331

See accompanying Notes to Financial Statements.

87 / Annual Report March 2021

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Services (continued)
GFL Environmental, Inc.
(Canada)
3.75%	08/01/25	[2,5]	$5,000,000	$5,084,375
4.25%	06/01/25	[2,5]	1,585,000	1,635,522
IHS Markit Ltd.
(Bermuda)
4.75%	02/15/25	[2,5]	1,420,000	1,591,749
5.00%	11/01/22	[2,5]	3,071,000	3,239,664
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[5]	3,211,000	3,118,707
Service Corp. International/U.S.
3.38%	08/15/30		1,690,000	1,651,637
4.63%	12/15/27		946,000	998,621
Waste Pro USA, Inc.
5.50%	02/15/26	[5]	5,753,000	5,906,346

				25,557,952

Transportation — 1.65%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.75%	04/20/29	[5]	2,350,000	2,502,515
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		342,044	341,108
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		3,046,794	3,145,814
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%	10/20/28	[2,5]	1,880,000	2,045,953
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%	06/20/27	[5]	1,826,000	2,002,879
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		966,719	977,055
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		1,659,210	1,717,283

				12,732,607

Water — 0.16%
Solaris Midstream Holdings LLC
7.63%	04/01/26	[5]	1,200,000	1,228,500

Total Corporates
(Cost $552,340,725)				564,085,791

MORTGAGE-BACKED — 2.61%**
Non-Agency Commercial Mortgage- Backed — 0.23%
Morgan Stanley ABS Capital I Trust,
Series 2006-HE8, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.25%	10/25/36	[1]	3,178,380	1,753,333

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 2.38%
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-ASP6, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.27%	12/25/36	[1]	$4,044,667	$2,082,436
Ajax Mortgage Loan Trust,
Series 2019-D, Class A1 (STEP-reset date 04/25/21)
2.96%	09/25/65	[5]	1,592,801	1,613,115
GSAMP Trust,
Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
0.89%	07/25/45	[1]	2,350,000	2,343,976
GSAMP Trust,
Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.69%)
0.80%	11/25/35	[1]	2,500,889	2,488,459
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	10/25/36	[1]	2,502,954	1,105,211
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.65%	12/25/35	[1]	904,330	891,008
Long Beach Mortgage Loan Trust,
Series 2006-10, Class 1A
(LIBOR USD 1-Month plus 0.15%)
0.26%	11/25/36	[1]	2,600,604	1,951,211
MASTR Asset-Backed Securities Trust,
Series 2006-HE2, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.41%	06/25/36	[1]	3,329,280	1,888,555
Morgan Stanley ABS Capital I Trust,
Series 2007-HE1, Class A2D
(LIBOR USD 1-Month plus 0.23%)
0.34%	11/25/36	[1]	1,719,482	1,207,865
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 2A
3.00%	07/26/48	[5,8]	764,921	772,056
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/37	[1]	4,659,056	2,034,943

				18,378,835

Total Mortgage-Backed
(Cost $21,368,574)				20,132,168

Total Bonds — 93.84%
(Cost $710,149,825)				722,978,682

Issues			Shares	Value

COMMON STOCK — 0.02%
Electric — 0.00%
Homer City Holdings LLC†,3,4,6,9			502,908	—

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues		Shares	Value

COMMON STOCK — 0.02% (continued)
Energy — 0.02%
Valaris PLC[6]		114,000	$114,000

Total Common Stock
(Cost $27,285,821)			114,000

WARRANT — 0.03%
Entertainment — 0.03%
Cineworld Group PLC[2,6]
(United Kingdom)		288,340	248,440

Total Warrant
(Cost $–)
Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.80%
Money Market Funds — 0.91%
Dreyfus Government Cash Management Fund
0.03%[10]		3,131,000	3,131,000
JPMorgan U.S. Government Money Market Fund
0.03%[10]		3,871,000	3,871,000

			7,002,000

U.S. Treasury Bills — 3.89%
U.S. Treasury Bills
0.10%[11]	04/01/21	$15,000,000	15,000,000
0.05%[11]	08/12/21	15,000,000	14,999,169

			29,999,169

Total Short-Term Investments (Cost $36,999,146)
			37,001,169

Total Investments - 98.69%
(Cost $774,434,792)			760,342,291

Cash and Other Assets, Less Liabilities - 1.31%			10,076,852

Net Assets - 100.00%			$770,419,143

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,133,840, which is 0.41% of total net assets.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Affiliated investment.
[10]	Represents the current yield as of March 31, 2021.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but are valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(STEP): Step Coupon Bond

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	225	06/30/21	$27,764,649	$(33,079)	$(33,079)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	20	06/21/21	(3,624,375)	68,191	68,191
U.S. Treasury Ten Year Ultra Bond	18	06/21/21	(2,586,375)	19,603	19,603

			(6,210,750)	87,794	87,794

TOTAL FUTURES CONTRACTS			$21,553,899	$54,715	$54,715

See accompanying Notes to Financial Statements.

89 / Annual Report March 2021

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$3,995,000	$95,964	$86,268	$9,696

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 105.26%
ASSET-BACKED SECURITIES — 6.79%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.21%	12/27/44	[1,2]	$629,294	$638,578
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28	[1,2,3]	920,000	920,028
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.02%	01/20/28	[1,2,3]	1,197,414	1,195,498
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.30%	07/20/28	[1,2,3]	47,525	47,522
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.66%	01/25/35	[1,2]	307,829	303,143
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.39%	02/25/35	[2]	650,000	665,482
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.99%	02/25/30	[2]	19,480	19,556
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.22%	10/27/36	[2]	1,030,000	1,036,367
CIT Education Loan Trust,
Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
0.29%	03/25/42	[1,2]	231,769	223,084
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
0.89%	01/25/36	[2]	2,000,000	1,956,434
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52	[1,4]	5,805,385	398,672
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(LIBOR USD 1-Month plus 1.13%)
1.23%	11/25/35	[2]	4,220,000	4,178,970
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29	[1,2,3]	1,785,000	1,781,776

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.87%	04/25/35	[2]	$212,791	$212,316
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.76%	08/27/46	[1,2]	769,270	765,782
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	558,333	563,824
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.24%	05/25/34	[1,2]	812,665	817,268
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	400,411	441,043
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	756,538	822,673
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.48%	07/15/27	[1,2,3]	41,471	41,476
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.26%	10/20/27	[1,2,3]	1,509,064	1,508,838
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.27%	11/15/28	[1,2,3]	50,000	50,039
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(LIBOR USD 1-Month plus 1.03%)
1.14%	07/25/35	[2]	5,000,000	4,999,340
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.62%	06/25/31	[2]	644,576	635,732
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
0.73%	03/25/83	[2]	1,651,252	1,643,419
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
0.73%	03/25/83	[2]	1,501,841	1,494,107
Navient Student Loan Trust,
Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
1.61%	06/25/65	[1,2]	1,640,000	1,704,873

See accompanying Notes to Financial Statements.

91 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.06%	11/25/48	[1,2]	$1,370,000	$1,394,297
OCP CLO Ltd.,
Series 2020-19A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.97%	07/20/31	[1,2,3]	1,850,000	1,854,532
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.19%	04/20/34	[1,2,3]	1,875,000	1,871,439
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[5,6]	2,289,618	2,254,916
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.49%	08/15/31	[2]	127,425	117,722
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.78%	12/15/32	[2]	271,650	278,529
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.69%	07/25/39	[2]	160,847	152,209
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.38%	01/25/41	[2]	1,025,000	1,005,107
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.97%	04/25/23	[2]	3,571,269	3,519,377
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	01/25/83	[2]	185,000	174,411
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	04/26/83	[2]	185,000	173,181
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	04/25/73	[2]	185,000	183,596
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/25/73	[2]	2,235,000	2,199,601
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23	[2]	1,898,070	1,894,353

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	$185,000	$182,315
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	185,000	184,759
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/75	[2]	185,000	186,179
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23	[2]	669,277	672,867
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/83	[2]	1,885,000	1,899,674
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.86%	01/25/45	[1,2]	3,023,164	3,062,133
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.31%	10/25/34	[2]	500,000	508,821
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.76%	05/26/26	[2]	615,364	604,205
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	478,497	540,847
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	500,000	461,218
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.29%	10/20/28	[1,2,3]	45,782	45,789

Total Asset-Backed Securities
(Cost $54,181,460)				54,487,917

BANK LOANS — 1.46%*
Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/30/26	[2]	193,444	191,751

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 92

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Communications — 0.40%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.11%	01/31/25	[2]	$234,375	$233,203
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27	[2]	345,625	342,541
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.87%	02/01/27	[2]	98,747	98,395
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	07/17/25	[2]	149,611	147,899
2.36%	01/15/26	[2]	352,800	348,501
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.61%	04/15/27	[2]	99,748	98,742
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/13/22	[2,3]	48,500	49,203
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[2,3]	225,000	230,185
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/01/27	[2]	1,275,000	1,260,127
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27	[2]	445,395	442,400

				3,251,196

Consumer Discretionary — 0.02%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/06/23	[2]	164,008	163,509

Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25	[2]	138,083	137,294

				137,294

Finance — 0.19%
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23	[2]	1,556,095	1,554,702

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Food — 0.04%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[2]	$296,241	$295,171

Gaming — 0.09%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.86%	12/23/24	[2]	638,351	629,883
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	12/27/24	[2]	53,480	53,346

				683,229

Health Care — 0.34%
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27	[2]	608,475	609,464
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[2]	52,744	52,638
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	315,041	315,058
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27	[2]	922,354	911,646
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	732,244	729,194
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/15/27	[2]	98,750	97,768

				2,715,768

Industrials — 0.16%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26	[2]	1,015,689	1,009,022
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25	[2]	294,260	288,685

				1,297,707

See accompanying Notes to Financial Statements.

93 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Information Technology — 0.02%
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[2]	$79,031	$78,344
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[2]	59,009	58,496

				136,840

Real Estate Investment Trust (REIT) — 0.14%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24	[2]	1,125,000	1,113,874

Services — 0.01%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25	[2]	98,503	98,688

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/29/27	[2]	74,250	67,964

Total Bank Loans
(Cost $11,420,579)				11,707,693

CORPORATES — 25.45%*
Automotive — 0.12%
General Motors Co.
4.88%	10/02/23		845,000	925,834

Banking — 4.15%
Bank of America Corp.
2.59%	04/29/31	[4]	720,000	719,125
3.00%	12/20/23	[4]	2,497,000	2,597,862
Bank of America Corp.
(MTN)
3.09%	10/01/25	[4]	152,000	162,301
3.56%	04/23/27	[4]	605,000	658,650
Bank of New York Mellon Corp. (The)
(MTN)
2.60%	02/07/22		665,000	676,993
3.25%	09/11/24		365,000	396,221
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	780,000	755,104
2.19%	06/05/26	[1,3,4]	405,000	411,154
Fifth Third Bancorp
2.55%	05/05/27		910,000	947,753
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	1,165,000	1,147,343
2.01%	09/22/28	[3,4]	1,990,000	1,956,719

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
2.01%	03/13/26	[4]	$785,000	$807,112
2.52%	04/22/31	[4]	290,000	289,622
3.20%	06/15/26		715,000	773,476
3.96%	01/29/27	[4]	50,000	55,335
4.02%	12/05/24	[4]	1,820,000	1,975,314
4.49%	03/24/31	[4]	865,000	998,653
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,4]	380,000	388,102
3.87%	07/09/25	[3,4]	3,020,000	3,289,086
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,4]	1,160,000	1,138,999
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	1,575,000	1,576,761
4.80%	11/15/24	[3,4]	1,730,000	1,904,869
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	330,000	361,700
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	3,320,000	3,404,593
2.88%	10/30/30	[4]	3,815,000	3,934,240
3.58%	05/22/28	[4]	1,810,000	1,975,019

				33,302,106

Communications — 3.12%
AT&T, Inc.
2.55%	12/01/33	[1]	2,714,000	2,578,110
4.35%	03/01/29		365,000	412,908
(LIBOR USD 3-Month plus 1.18%)
1.36%	06/12/24	[2]	1,200,000	1,226,160
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%	07/23/25		500,000	567,790
CSC Holdings LLC
5.38%	02/01/28	[1]	65,000	68,494
6.50%	02/01/29	[1]	43,000	47,595
Fox Corp.
3.50%	04/08/30		1,500,000	1,597,055
Frontier Communications Corp.
5.00%	05/01/28	[1]	400,000	407,562
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,7,8]	1,003,000	637,532
9.75%	07/15/25	[1,3,7,8]	585,000	367,029
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	645,000	681,162
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	750,000	845,683
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	1,500,000	1,579,475

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 94

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Sirius XM Radio, Inc.
3.88%	08/01/22	[1]	$219,000	$220,369
Sprint Corp.
7.88%	09/15/23		65,000	74,376
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[1]	479,000	483,790
4.74%	03/20/25	[1]	1,175,000	1,261,744
5.15%	03/20/28	[1]	1,785,000	2,039,363
Time Warner Cable LLC
4.00%	09/01/21		50,000	50,263
T-Mobile USA, Inc.
1.50%	02/15/26	[1]	85,000	84,268
2.25%	02/15/26		700,000	701,982
2.55%	02/15/31	[1]	740,000	725,896
3.88%	04/15/30	[1]	800,000	869,288
4.50%	02/01/26		172,000	176,407
6.00%	03/01/23		280,000	282,100
6.00%	04/15/24		293,000	295,564
Verizon Communications, Inc.
2.10%	03/22/28		395,000	396,459
2.55%	03/21/31		1,180,000	1,179,095
ViacomCBS, Inc.
4.20%	05/19/32		1,000,000	1,119,515
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	1,600,000	1,617,355
5.50%	05/15/29	[1,3]	65,000	69,085
Vodafone Group PLC
(United Kingdom)
4.38%	05/30/28	[3]	780,000	896,615
Walt Disney Co. (The)
2.00%	09/01/29		335,000	331,105
2.65%	01/13/31		1,090,000	1,114,017

				25,005,211

Consumer Discretionary — 0.97%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		1,090,000	1,181,785
4.38%	04/15/38		725,000	825,057
4.75%	01/23/29		730,000	853,591
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	1,045,000	1,162,745
BAT Capital Corp.
2.73%	03/25/31		555,000	539,933
3.46%	09/06/29		770,000	804,647
4.39%	08/15/37		830,000	871,190
Reynolds American, Inc.
4.45%	06/12/25		365,000	405,240
5.70%	08/15/35		940,000	1,115,463

				7,759,651

Electric — 1.20%
AEP Texas, Inc.
3.85%	10/01/25	[1]	1,150,000	1,256,553

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Electric (continued)
Duke Energy Corp.
2.65%	09/01/26		$30,000	$31,413
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	395,000	407,955
Evergy Missouri West, Inc.
8.27%	11/15/21		1,995,000	2,083,210
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	853,000	861,320
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	995,000	1,082,962
Metropolitan Edison Co.
4.00%	04/15/25	[1]	770,000	817,943
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,511,145
Southwestern Electric Power Co.
3.55%	02/15/22		955,000	972,994
Tucson Electric Power Co.
3.85%	03/15/23		595,000	628,846

				9,654,341

Energy — 1.96%
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[1]	2,555,000	2,752,468
ConocoPhillips
3.75%	10/01/27	[1]	30,000	33,177
Energy Transfer Operating LP
3.75%	05/15/30		1,615,000	1,669,521
4.75%	01/15/26		130,000	144,196
4.95%	06/15/28		1,000,000	1,119,724
5.50%	06/01/27		531,000	613,148
Petroleos Mexicanos
(Mexico)
2.00%	12/20/22	[3]	600,000	609,126
5.95%	01/28/31	[3]	2,360,000	2,262,768
6.63%	06/15/35	[3]	1,780,000	1,696,064
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		780,000	857,595
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	400,000	396,250
4.95%	07/15/29	[1]	1,000,000	1,023,526
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	613,068	513,506
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,081,000	1,222,347
Sunoco Logistics Partners Operations LP
3.45%	01/15/23		105,000	109,048
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		60,000	61,650
6.88%	09/01/27		181,000	186,736
Williams Cos., Inc. (The)
3.35%	08/15/22		480,000	494,502

				15,765,352

See accompanying Notes to Financial Statements.

95 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	$227,000	$229,058

Finance — 4.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%	05/26/22	[3]	355,000	364,459
3.65%	07/21/27	[3]	355,000	372,814
3.95%	02/01/22	[3]	160,000	163,740
4.45%	12/16/21	[3]	750,000	767,368
Air Lease Corp.
2.25%	01/15/23		1,000,000	1,026,887
3.25%	03/01/25		820,000	863,098
3.25%	10/01/29		525,000	528,305
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[1,3]	1,160,000	1,163,257
5.13%	10/01/23	[1,3]	75,000	80,015
Citigroup, Inc.
4.41%	03/31/31	[4]	985,000	1,125,364
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22	[1,2]	1,900,000	1,912,976
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25	[3]	2,269,361	2,327,264
Ford Motor Credit Co. LLC
3.22%	01/09/22		500,000	506,725
3.34%	03/28/22		40,000	40,550
3.81%	10/12/21		385,000	389,809
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21	[2]	850,000	850,000
GE Capital Funding LLC
4.40%	05/15/30	[1]	1,322,000	1,497,819
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	1,405,000	1,609,885
General Motors Financial Co., Inc.
3.15%	06/30/22		495,000	508,850
3.20%	07/06/21		1,040,000	1,044,551
3.45%	04/10/22		120,000	122,920
3.55%	04/09/21		1,000,000	1,000,354
4.20%	11/06/21		265,000	270,788
4.38%	09/25/21		220,000	224,094
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	1,960,000	1,942,247
3.27%	09/29/25	[4]	725,000	776,968
3.75%	02/25/26		20,000	21,985
Intercontinental Exchange, Inc.
1.85%	09/15/32		870,000	797,521
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,4]	390,000	402,401
3.77%	03/08/24	[1,3,4]	1,140,000	1,204,879
4.36%	08/01/24	[1,3,4]	1,085,000	1,172,080

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	$860,000	$898,568
5.25%	08/15/22	[1,3]	675,000	708,848
5.50%	02/15/24	[1,3]	140,000	152,284
Raymond James Financial, Inc.
5.63%	04/01/24		1,990,000	2,275,536
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23	[3]	3,440,247	3,531,936
Sandalwood 2013 LLC
2.90%	07/10/25		1,378,372	1,451,327

				34,098,472

Food — 0.58%
Conagra Brands, Inc.
4.60%	11/01/25		1,400,000	1,590,546
Kraft Heinz Foods Co.
5.00%	07/15/35		2,295,000	2,652,905
6.88%	01/26/39		245,000	339,276
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	65,000	69,736

				4,652,463

Gaming — 0.03%
Caesars Entertainment, Inc.
6.25%	07/01/25	[1]	230,000	245,472

Health Care — 3.88%
AbbVie, Inc.
3.60%	05/14/25		1,152,000	1,255,701
3.85%	06/15/24		1,342,000	1,461,972
Advocate Health & Hospitals Corp.,
Series 2020
2.21%	06/15/30		103,000	102,346
Aetna, Inc.
2.80%	06/15/23		50,000	52,175
3.50%	11/15/24		1,250,000	1,350,863
Alcon Finance Corp.
2.75%	09/23/26	[1]	2,300,000	2,434,494
Amgen, Inc.
3.63%	05/15/22		50,000	51,221
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	575,000	640,430
4.38%	12/15/28	[1]	2,900,000	3,277,501
5.50%	08/15/25	[1]	1,100,000	1,245,791
Bayer U.S. Finance LLC
3.38%	10/08/24	[1]	1,020,000	1,100,117
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,566,936
Becton Dickinson and Co.
3.36%	06/06/24		1,300,000	1,394,560
Cigna Corp.
4.13%	11/15/25		2,365,000	2,638,606
CommonSpirit Health
2.78%	10/01/30		810,000	826,204

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
CVS Health Corp.
2.88%	06/01/26		$50,000	$53,149
3.25%	08/15/29		2,890,000	3,057,986
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,000,000	1,046,771
Elanco Animal Health, Inc.
4.91%	08/27/21		1,000,000	1,010,625
HCA, Inc.
4.13%	06/15/29		1,145,000	1,269,193
5.00%	03/15/24		1,105,000	1,231,440
5.25%	04/15/25		206,000	235,406
5.25%	06/15/26		1,070,000	1,232,320
Hologic, Inc.
4.63%	02/01/28	[1]	60,000	63,075
Humana, Inc.
3.85%	10/01/24		860,000	940,037
3.95%	03/15/27		885,000	987,913
Royalty Pharma PLC (United Kingdom)
2.20%	09/02/30	[1,3]	675,000	645,614

				31,172,446

Industrials — 1.13%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	2,134,160
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	630,000	691,937
Berry Global, Inc.
0.95%	02/15/24	[1]	415,000	413,290
1.57%	01/15/26	[1]	180,000	177,361
Crane Co.
4.45%	12/15/23		1,130,000	1,228,896
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[2]	1,090,000	1,062,005
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[2]	1,115,000	903,450
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		250,000	335,256
L3Harris Technologies, Inc.
3.85%	06/15/23		410,000	437,683
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	65,000	65,975
PowerTeam Services LLC
9.03%	12/04/25	[1]	227,000	250,563
Sealed Air Corp.
4.00%	12/01/27	[1]	65,000	66,788
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[1,3]	410,000	436,840
WRKCo, Inc.
4.65%	03/15/26		730,000	829,351

				9,033,555

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Information Technology — 0.29%
Apple, Inc.
3.25%	02/23/26		$20,000	$21,858
Broadcom, Inc.
3.63%	10/15/24		215,000	234,003
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[1]	65,000	66,206
Oracle Corp.
2.40%	09/15/23		40,000	41,631
2.88%	03/25/31		1,955,000	1,991,153

				2,354,851

Insurance — 0.31%
Berkshire Hathaway, Inc.
3.13%	03/15/26		55,000	59,916
Equitable Financial Life Global Funding
1.80%	03/08/28	[1]	1,190,000	1,164,396
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,4]	1,212,000	1,211,335
New York Life Global Funding
3.00%	01/10/28	[1]	50,000	53,370

				2,489,017

Materials — 0.19%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		800,000	907,921
Nutrition & Biosciences, Inc.
2.30%	11/01/30	[1]	635,000	616,033

				1,523,954

Real Estate Investment Trust (REIT) — 1.99%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		50,000	52,888
4.13%	07/01/24		1,250,000	1,368,034
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		1,450,000	1,534,673
3.45%	11/15/29		1,000,000	1,031,088
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,140,000	1,210,053
5.25%	06/01/25		685,000	769,351
5.38%	11/01/23		30,000	32,841
5.38%	04/15/26		1,373,000	1,544,247
5.75%	06/01/28		325,000	375,854
Healthcare Realty Trust, Inc.
3.88%	05/01/25		1,400,000	1,519,671
Life Storage LP
2.20%	10/15/30		1,000,000	948,802
Piedmont Operating Partnership LP
3.40%	06/01/23		1,210,000	1,257,366
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,399,696
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[2]	1,000,000	1,000,033
Ventas Realty LP
3.25%	10/15/26		1,155,000	1,246,877

See accompanying Notes to Financial Statements.

97 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Welltower, Inc.
3.75%	03/15/23		$640,000	$676,086

				15,967,560

Retail — 0.34%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29	[1,3]	405,000	394,281
7-Eleven, Inc.
0.80%	02/10/24	[1]	1,565,000	1,560,485
Alimentation Couche-Tard, Inc.
(Canada)
2.70%	07/26/22	[1,3]	10,000	10,268
3.55%	07/26/27	[1,3]	640,000	696,168
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		65,000	70,747

				2,731,949

Services — 0.47%
GFL Environmental, Inc.
(Canada)
3.75%	08/01/25	[1,3]	600,000	610,125
IHS Markit Ltd.
(Bermuda)
4.13%	08/01/23	[3]	1,245,000	1,336,103
4.75%	02/15/25	[1,3]	1,340,000	1,502,073
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	274,000	281,303

				3,729,604

Transportation — 0.44%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		1,365,938	1,394,645
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		259,630	268,068
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		793,888	819,132
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		470,645	484,880
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		324,065	335,407
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		281,539	265,883

				3,568,015

Total Corporates
(Cost $197,251,278)				204,208,911

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 20.16%**
Non-Agency Commercial Mortgage- Backed — 2.14%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38	[1,4]	$1,095,000	$1,230,693
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	375,000	392,875
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	805,000	901,341
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	715,000	742,220
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,558,697
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		1,000,000	1,081,174
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.15%	03/10/47	[4]	23,648,509	643,901
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	765,000	799,561
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	760,000	811,522
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41	[1,4]	765,000	800,671
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.65%	05/15/48	[4]	28,584,327	658,640
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	740,000	798,992
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	945,000	965,806
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class A
2.97%	12/15/38	[1]	775,000	809,481
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	960,000	973,631
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32	[1,4]	560,000	584,993
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	45,000	43,482
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.21%	02/15/48	[4]	34,097,712	1,326,220

				17,123,900

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 98

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 5.31%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
1.13%	04/25/35[2]	$4,582,129	$4,580,872
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/21)
7.40%	10/25/27	12,485	12,732
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.08%	12/25/34[2]	399,296	393,803
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	3,910	3,997
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(LIBOR USD 1-Month plus 0.93%)
1.04%	01/25/35[2]	3,275,612	3,256,902
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-HE12, Class M2
(LIBOR USD 1-Month plus 0.75%)
0.86%	12/25/35[2]	464,009	462,955
Chevy Chase Mortgage Funding LLC, Mortgage- Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.29%	05/25/36[1,2]	56,542	53,628
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.06%	02/25/34[4]	6,723	6,725
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26[4]	48,800	49,660
Conseco Finance Corp.,
Series 1998-4, Class A5
6.18%	04/01/30	40,248	40,273
Conseco Finance Corp.,
Series 1998-6, Class A8
6.66%	06/01/30[4]	28,441	28,621
Countrywide Home Loan Mortgage Pass- Through Trust,
Series 2004-14, Class 4A1
2.66%	08/25/34[4]	73,614	71,790
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 05/25/21)
3.38%	12/25/32	637,752	637,272
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 05/25/21)
3.10%	12/25/36	406,462	406,720
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.17%	04/25/37[2]	119,566	87,114
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.36%	04/25/37[2]	1,420,749	1,063,624

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2005-FFH4, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.83%	12/25/35[2]	$1,184,648	$1,186,167
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.29%	09/25/34[4]	77,825	77,405
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.94%	08/25/34[4]	29,721	30,007
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.11%	10/25/37[2]	2,127,581	2,145,579
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	10/25/35[2]	26,167	26,455
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.74%	11/25/35[2]	333,100	331,806
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
0.97%	09/25/34[2]	9,628	9,314
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.91%	11/25/34[2]	28,441	27,453
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.00%	06/25/37[4]	636,973	613,157
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	48,390	48,845
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	12,882	13,011
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	76,391	79,210
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.40%	07/25/36[2]	3,745,000	3,727,433
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.58%	05/25/37[4]	153,918	154,590
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.14%	01/25/34[4]	76,262	82,562

See accompanying Notes to Financial Statements.

99 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34[4]	$1,781	$1,817
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.62%)
0.73%	09/25/37[2]	1,793,997	1,767,224
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.69%	10/25/32[4]	5,273	5,493
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
2.73%	10/25/32[4]	18,676	19,434
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.29%	06/25/37[2]	402,164	298,131
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37[2]	743,189	687,300
Mid-State Capital Corp. Trust,
Series 2004-1, Class A
6.01%	08/15/37	199,622	212,393
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37	273,992	309,052
Mid-State Capital Corp. Trust,
Series 2004-1, Class M1
6.50%	08/15/37	195,708	212,396
Mid-State Capital Corp. Trust,
Series 2005-1, Class M2
7.08%	01/15/40	385,305	430,399
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	512,709	547,176
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.04%	07/25/34[2]	148,315	146,817
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.33%	04/25/37[2]	3,516,479	3,487,507
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.78%	03/25/35[2]	4,119,326	4,100,121
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/36[2]	2,362,768	2,344,960
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	02/25/36[2]	739,746	741,919

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.77%	05/25/35[2]	$107,080	$107,059
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
2.78%	10/25/35[1,4]	2,792,909	2,762,153
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31	18,999	19,997
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31	8,564	8,828
Residential Asset Mortgage Products Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.72%	01/25/36[2]	1,034,413	1,029,883
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
0.79%	11/25/35[2]	41,098	40,950
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.01%	12/25/34[4]	13,506	13,466
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.75%	10/25/34[4]	782,213	746,666
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	04/19/35[2]	502,374	493,048
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
1.98%	02/25/36[2]	459,010	453,889
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.71%	05/25/36[4]	1,944,013	1,244,560
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 1.56%)
1.67%	10/25/45[2]	655,660	685,336

			42,627,656

U.S. Agency Commercial Mortgage- Backed — 0.03%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.44%	07/25/22[4]	71,047,477	135,708
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class A2
2.40%	06/25/22	105,000	107,218

			242,926

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 12.68%
Fannie Mae Pool 253974
7.00%	08/01/31		$1,252	$1,398
Fannie Mae Pool 254232
6.50%	03/01/22		396	402
Fannie Mae Pool 527247
7.00%	09/01/26		14	15
Fannie Mae Pool 545191
7.00%	09/01/31		646	736
Fannie Mae Pool 545646
7.00%	09/01/26		8	8
Fannie Mae Pool 549740
6.50%	10/01/27		3,276	3,679
Fannie Mae Pool 606108
7.00%	03/01/31		348	351
Fannie Mae Pool 630599
7.00%	05/01/32		3,171	3,669
Fannie Mae Pool 655928
7.00%	08/01/32		2,293	2,765
Fannie Mae Pool 735207
7.00%	04/01/34		862	1,009
Fannie Mae Pool 735686
6.50%	12/01/22		104	107
Fannie Mae Pool 735861
6.50%	09/01/33		54,079	60,355
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
1.63%	03/01/34	[2]	7,524	7,587
Fannie Mae Pool 776708
5.00%	05/01/34		88,263	102,600
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
1.95%	11/01/35	[2]	6,051	6,128
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
1.99%	12/01/35	[2]	8,303	8,353
Fannie Mae Pool 889184
5.50%	09/01/36		72,753	85,017
Fannie Mae Pool 890221
5.50%	12/01/33		110,063	125,438
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.26%)
3.02%	05/01/37	[2]	21,774	21,897
Fannie Mae Pool AL0209
4.50%	05/01/41		291,969	331,008
Fannie Mae Pool AN2786
2.76%	09/01/36		48,774	51,018
Fannie Mae Pool BL6060
2.46%	04/01/40		1,160,000	1,140,932
Fannie Mae Pool CA1710
4.50%	05/01/48		17,969	19,590
Fannie Mae Pool CA1711
4.50%	05/01/48		1,283,812	1,400,908
Fannie Mae Pool CA2208
4.50%	08/01/48		18,665	20,356
Fannie Mae Pool FM2318
3.50%	09/01/49		1,703,338	1,831,995

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0039
3.18%	09/01/27	[4]	$35,648	$39,082
Fannie Mae Pool MA1527
3.00%	08/01/33		20,905	22,132
Fannie Mae Pool MA1561
3.00%	09/01/33		1,153,819	1,221,521
Fannie Mae Pool MA1608
3.50%	10/01/33		1,038,229	1,122,266
Fannie Mae Pool MA3427
4.00%	07/01/33		14,866	15,855
Fannie Mae Pool MA3537
4.50%	12/01/48		1,378,071	1,501,301
Fannie Mae Pool MA3811
3.00%	10/01/49		1,122,432	1,148,867
Fannie Mae Pool MA4152
2.00%	10/01/40		3,296,684	3,336,486
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.75%	05/25/23	[2]	933	1,013
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		114,391	132,008
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	3,730	4,371
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.58%	07/25/37	[2]	52,443	53,110
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.94%	11/25/36	[2]	843,923	155,890
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		9,697	10,153
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48		440,441	465,047
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		91,868	95,315
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		572,619	597,174
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 0.55% Cap)
0.55%	09/25/42	[2]	8,650,755	125,330
Freddie Mac Gold Pool A25162
5.50%	05/01/34		94,864	109,247
Freddie Mac Gold Pool A33262
5.50%	02/01/35		32,976	38,672

See accompanying Notes to Financial Statements.

101 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A68781
5.50%	10/01/37		$5,839	$6,797
Freddie Mac Gold Pool C03813
3.50%	04/01/42		710,081	772,891
Freddie Mac Gold Pool C90504
6.50%	12/01/21		42	42
Freddie Mac Gold Pool G01548
7.50%	07/01/32		216,843	264,403
Freddie Mac Gold Pool G01644
5.50%	02/01/34		55,995	65,366
Freddie Mac Gold Pool G02366
6.50%	10/01/36		46,536	55,345
Freddie Mac Gold Pool G08844
5.00%	10/01/48		390,057	431,875
Freddie Mac Gold Pool G12393
5.50%	10/01/21		154	155
Freddie Mac Gold Pool G12909
6.00%	11/01/22		19,337	19,941
Freddie Mac Gold Pool G13032
6.00%	09/01/22		2,241	2,266
Freddie Mac Gold Pool G15897
2.50%	09/01/31		29,667	31,091
Freddie Mac Gold Pool G16085
2.50%	02/01/32		1,736,080	1,824,534
Freddie Mac Gold Pool G16524
3.50%	05/01/33		69,495	74,956
Freddie Mac Gold Pool G16756
3.50%	01/01/34		1,368,035	1,474,686
Freddie Mac Gold Pool G18581
2.50%	01/01/31		30,780	32,231
Freddie Mac Gold Pool J06246
5.50%	10/01/21		255	255
Freddie Mac Pool SD7503
3.50%	08/01/49		4,755,206	5,111,405
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	5,217	5,509
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		21,073	23,752
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.09%	06/15/38	[2]	837,859	153,447
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.50%	04/15/42	[2]	732,991	143,004
Ginnie Mae (TBA)
2.00%	05/20/51		7,525,000	7,583,052
2.50%	05/20/51		3,300,000	3,397,726
2.50%	06/20/51		600,000	616,690
Ginnie Mae I Pool 782810
4.50%	11/15/39		606,994	680,469

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	07/20/34	[2]	$15,155	$15,738
Ginnie Mae II Pool MA4454
5.00%	05/20/47		26,881	29,958
Ginnie Mae II Pool MA4511
4.00%	06/20/47		7,628	8,271
Ginnie Mae II Pool MA4588
4.50%	07/20/47		273,664	300,558
Ginnie Mae II Pool MA4589
5.00%	07/20/47		1,446,787	1,610,246
Ginnie Mae II Pool MA4838
4.00%	11/20/47		716,545	775,097
Ginnie Mae II Pool MA4901
4.00%	12/20/47		578,940	625,395
Ginnie Mae II Pool MA5399
4.50%	08/20/48		794,975	870,027
Ginnie Mae II Pool MA5530
5.00%	10/20/48		10,783	11,780
Ginnie Mae II Pool MA6030
3.50%	07/20/49		181,159	185,734
Ginnie Mae II Pool MA6080
3.00%	08/20/49		73,933	75,467
Ginnie Mae II Pool MA6209
3.00%	10/20/49		1,216,769	1,254,066
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.07%	11/26/23	[2]	9,012	10,274
UMBS (TBA)
1.50%	05/01/36		3,825,000	3,835,502
2.00%	05/01/36		3,750,000	3,844,089
2.00%	05/01/51		42,025,000	41,872,331
2.50%	05/01/51		8,075,000	8,269,304

				101,787,886

Total Mortgage-Backed
(Cost $160,285,070)				161,782,368

MUNICIPAL BONDS — 0.82%*

California — 0.25%
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series G
2.19%	11/01/32		795,000	790,621
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27		50,000	61,007
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34		875,000	1,158,118

				2,009,746

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
Florida — 0.07%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series C
4.06%	10/01/31	$280,000	$307,812
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	245,000	258,750

			566,562

Massachusetts — 0.10%
Massachusetts School Building Authority Revenue Bonds, Series B
2.87%	10/15/31	765,000	817,341

New York — 0.40%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements
6.55%	11/15/31	25,000	31,599
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,758,320
New York State Dormitory Authority Revenue Bonds, Transit Improvements, Series F
3.03%	02/15/33	1,245,000	1,311,032
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series D
5.50%	03/15/30	70,000	83,186

			3,184,137

Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority Revenue Bonds, University of Pittsburgh Medical Center, Series B
3.20%	11/15/27	40,000	43,286

Total Municipal Bonds
(Cost $6,393,535)			6,621,072

U.S. TREASURY SECURITIES — 50.58%
U.S. Treasury Notes — 50.58%
U.S. Treasury Notes
0.13%	01/31/23	82,810,000	82,771,183
0.13%	02/28/23	85,880,000	85,829,679
0.13%	03/31/23	20,890,000	20,876,536
0.50%	02/28/26	88,425,000	86,691,041
0.75%	03/31/26	102,545,000	101,659,750
1.13%	02/15/31	29,760,000	28,125,526

Total U.S. Treasury Securities
(Cost $407,944,269)			405,953,715

Total Bonds — 105.26%
(Cost $837,476,191)			844,761,676

Issues		Shares	Value

COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC†,5,6,7		8,014	$—

Total Common Stock
(Cost $457,400)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 1.25%
Money Market Funds — 0.00%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[9,10]		18,630	18,630

U.S. Treasury Bills — 1.25%
U.S. Treasury Bills
0.05%[11]	08/12/21	$10,000,000	9,999,446

Total Short-Term Investments
(Cost $10,016,755)			10,018,076

Total Investments - 106.51%
(Cost $847,950,346)			854,779,752

Liabilities in Excess of Other Assets - (6.51)%			(52,264,940)

Net Assets - 100.00%			$802,514,812

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,768,422, which is 0.35% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Represents the current yield as of March 31, 2021.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $34.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but are valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

103 / Annual Report March 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	113	06/30/21	$24,942,102	$(24,808)	$(24,808)
U.S. Treasury Five Year Note	90	06/30/21	11,105,859	(140,104)	(140,104)

			36,047,961	(164,912)	(164,912)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	21	06/21/21	(3,805,594)	192,042	192,042
U.S. Treasury Ten Year Ultra Bond	11	06/21/21	(1,580,563)	55,578	55,578

			(5,386,157)	247,620	247,620

TOTAL FUTURES CONTRACTS			$30,661,804	$82,708	$82,708

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$1,155,000	$27,744	$24,941	$2,803

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 104

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 97.80%
ASSET-BACKED SECURITIES — 5.15%**
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.76%	08/27/46	[1,2]	$70,854	$70,533
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	35,858	39,496
Orec Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.18%)
1.29%	06/15/36	[1,2,3]	15,000	15,036
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5]	39,819	39,216
SLC Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.34%	03/15/55	[2]	60,000	58,141
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.39%	07/25/25	[2]	70,000	65,485
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	01/25/83	[2]	20,000	18,855
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	04/26/83	[2]	20,000	18,722
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/25/73	[2]	35,000	34,446
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23	[2]	32,390	32,327
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	20,000	19,710
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	20,000	19,974
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23	[2]	20,605	20,726
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/75	[2]	30,000	30,191

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23	[2]	$15,686	$15,770
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/83	[2]	15,000	15,117
Structured Receivables Finance LLC,
Series 2010-B, Class A
3.73%	08/15/36	[1]	57,983	60,666
Towd Point Mortgage Trust,
Series 2015-2, Class 1A13
2.50%	11/25/60	[1,6]	17,201	17,272
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.39%	04/25/40	[1,2]	39,043	38,385

Total Asset-Backed Securities
(Cost $611,330)				630,068

CORPORATES — 56.09%*
Banking — 6.57%
Bank of America Corp.
2.59%	04/29/31	[6]	10,000	9,988
3.00%	12/20/23	[6]	15,000	15,606
Bank of America Corp.
(MTN)
2.50%	02/13/31	[6]	35,000	34,759
3.97%	03/05/29	[6]	60,000	66,448
3.97%	02/07/30	[6]	30,000	33,331
Bank of New York Mellon Corp. (The)
(MTN)
1.60%	04/24/25		45,000	45,886
3.25%	09/11/24		5,000	5,428
Fifth Third Bancorp
2.55%	05/05/27		30,000	31,245
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,6]	20,000	19,697
2.01%	09/22/28	[3,6]	55,000	54,080
JPMorgan Chase & Co.
2.52%	04/22/31	[6]	35,000	34,954
3.21%	04/01/23	[6]	50,000	51,365
3.56%	04/23/24	[6]	70,000	74,208
4.01%	04/23/29	[6]	20,000	22,371
4.20%	07/23/29	[6]	15,000	16,985
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[3,6]	40,000	43,564
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,6]	20,000	19,638
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,6]	30,000	31,369
3.57%	01/10/23	[3]	10,000	10,223

See accompanying Notes to Financial Statements.

105 / Annual Report March 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
State Street Corp.
3.78%	12/03/24	[6]	$15,000	$16,252
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[6]	60,000	61,529
2.88%	10/30/30	[6]	5,000	5,156
3.58%	05/22/28	[6]	20,000	21,823
5.01%	04/04/51	[6]	60,000	77,077

				802,982

Communications — 6.11%
AT&T, Inc.
2.55%	12/01/33	[1]	29,000	27,548
2.75%	06/01/31		30,000	29,916
3.80%	12/01/57	[1]	70,000	66,686
4.30%	02/15/30		49,000	55,234
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28		42,000	45,548
Comcast Corp.
1.95%	01/15/31		70,000	67,502
Fox Corp.
3.50%	04/08/30		30,000	31,941
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	11,000	11,617
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	15,000	15,795
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	25,000	26,846
5.15%	03/20/28	[1]	50,000	57,125
T-Mobile USA, Inc.
2.55%	02/15/31	[1]	49,000	48,066
4.38%	04/15/40	[1]	25,000	27,801
Verizon Communications, Inc.
2.55%	03/21/31		35,000	34,973
4.33%	09/21/28		40,000	45,915
ViacomCBS, Inc.
4.20%	05/19/32		40,000	44,780
Vodafone Group PLC
(United Kingdom)
4.38%	05/30/28	[3]	65,000	74,718
Walt Disney Co. (The)
2.65%	01/13/31		15,000	15,331
6.20%	12/15/34		4,000	5,549
7.75%	01/20/24		12,000	14,234

				747,125

Consumer Discretionary — 2.51%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		60,000	65,052
4.00%	04/13/28		52,000	58,040
4.75%	01/23/29		15,000	17,539

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	$5,000	$5,564
4.70%	05/15/28	[1,3]	30,000	34,350
BAT Capital Corp.
2.73%	03/25/31		10,000	9,729
Constellation Brands, Inc.
2.88%	05/01/30		20,000	20,459
4.25%	05/01/23		15,000	16,106
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	30,000	33,024
Reynolds American, Inc.
5.70%	08/15/35		40,000	47,467

				307,330

Electric — 3.66%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	40,000	39,285
Ameren Corp.
3.50%	01/15/31		35,000	37,204
Appalachian Power Co.
4.45%	06/01/45		5,000	5,625
Berkshire Hathaway Energy Co.
3.70%	07/15/30		50,000	55,512
Black Hills Corp.
4.35%	05/01/33		36,000	40,452
Consolidated Edison Co. of New York, Inc.,
Series 20A
3.35%	04/01/30		45,000	48,202
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	23,000	23,754
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,684
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	5,000	5,442
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	26,557
Narragansett Electric Co. (The)
3.40%	04/09/30	[1]	35,000	37,298
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	43,022
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		20,000	22,254
Tucson Electric Power Co.
5.15%	11/15/21		30,000	30,516
Xcel Energy, Inc.
3.40%	06/01/30		20,000	21,528

				447,335

Energy — 4.08%
Chevron Corp.
2.24%	05/11/30		15,000	14,962
ConocoPhillips
2.40%	02/15/31	[1]	65,000	64,108

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 106

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Energy (continued)
Energy Transfer Operating LP
4.20%	04/15/27		$10,000	$10,912
4.95%	06/15/28		35,000	39,190
5.50%	06/01/27		10,000	11,547
EQT Corp.
3.90%	10/01/27		10,000	10,219
Exxon Mobil Corp.
3.45%	04/15/51		20,000	20,234
Hess Corp.
4.30%	04/01/27		17,000	18,573
Kinder Morgan, Inc.
5.63%	11/15/23	[1]	25,000	27,790
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		10,000	13,895
NGPL Pipe Co. LLC
4.38%	08/15/22	[1]	25,000	25,957
Petroleos Mexicanos
(Mexico)
5.35%	02/12/28	[3]	15,000	14,612
5.95%	01/28/31	[3]	30,000	28,764
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		15,000	16,527
Rockies Express Pipeline LLC
3.60%	05/15/25	[1]	20,000	20,057
4.95%	07/15/29	[1]	10,000	10,235
Ruby Pipeline LLC
8.00%	04/01/22	[1,4,5]	15,720	13,167
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	30,000	34,332
Sunoco Logistics Partners Operations LP
4.00%	10/01/27		10,000	10,760
TC PipeLines LP
3.90%	05/25/27		20,000	21,752
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	10,000	10,288
TransCanada PipeLines Ltd.
(Canada)
4.10%	04/15/30	[3]	30,000	33,478
Williams Cos., Inc. (The)
4.30%	03/04/24		25,000	27,287

				498,646

Finance — 7.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[3]	11,000	11,495
3.95%	02/01/22	[3]	35,000	35,818
Air Lease Corp.
3.00%	09/15/23		30,000	31,358
3.63%	12/01/27		11,000	11,522
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[1,3]	5,000	5,014
Citigroup, Inc.
1.12%	01/28/27	[6]	20,000	19,573

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)
2.57%	06/03/31	[6]	$45,000	$45,001
3.67%	07/24/28	[6]	20,000	21,895
Daimler Finance North America LLC
2.20%	10/30/21	[1]	20,000	20,213
Ford Motor Credit Co. LLC
4.25%	09/20/22		25,000	25,901
(LIBOR USD 3-Month plus 1.08%)
1.28%	08/03/22	[2]	35,000	34,650
GE Capital Funding LLC
4.40%	05/15/30	[1]	10,000	11,330
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	70,000	80,208
General Motors Financial Co., Inc.
3.15%	06/30/22		10,000	10,280
3.20%	07/06/21		20,000	20,087
4.20%	11/06/21		15,000	15,328
4.38%	09/25/21		5,000	5,093
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[6]	30,000	29,728
2.60%	02/07/30		30,000	30,400
2.88%	10/31/22	[6]	75,000	75,999
Intercontinental Exchange, Inc.
1.85%	09/15/32		5,000	4,584
2.10%	06/15/30		35,000	33,716
(LIBOR USD 3-Month plus 0.65%)
0.83%	06/15/23	[2]	20,000	20,036
Morgan Stanley
(GMTN)
3.70%	10/23/24		70,000	76,691
3.77%	01/24/29	[6]	20,000	21,947
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,6]	35,000	36,113
3.77%	03/08/24	[1,3,6]	25,000	26,423
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	10,000	10,448
5.50%	02/15/24	[1,3]	15,000	16,316
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	18,016	22,571
Raymond James Financial, Inc.
3.63%	09/15/26		30,000	33,321
4.65%	04/01/30		25,000	29,215

				872,274

Food — 1.15%
Conagra Brands, Inc.
4.60%	11/01/25		16,000	18,178
General Mills, Inc.
3.70%	10/17/23		15,000	16,097
Kraft Heinz Foods Co.
5.00%	07/15/35		38,000	43,926
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	50,000	50,642

See accompanying Notes to Financial Statements.

107 / Annual Report March 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Food (continued)
5.20%	04/01/29	[1]	$10,000	$11,485

				140,328

Health Care — 8.32%
AbbVie, Inc.
3.60%	05/14/25		25,000	27,251
3.80%	03/15/25		5,000	5,465
5.00%	12/15/21		25,000	25,501
Alcon Finance Corp.
2.75%	09/23/26	[1]	20,000	21,169
Anthem, Inc.
3.65%	12/01/27		40,000	44,179
Ascension Health,
Series B
2.53%	11/15/29		20,000	20,537
Banner Health
2.34%	01/01/30		10,000	10,047
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		15,000	16,840
Baxalta, Inc.
3.60%	06/23/22		25,000	25,821
Baxter International, Inc.
3.95%	04/01/30	[1]	25,000	28,165
Bayer U.S. Finance II LLC
3.88%	12/15/23	[1]	10,000	10,786
4.38%	12/15/28	[1]	55,000	62,160
4.40%	07/15/44	[1]	5,000	5,513
Becton Dickinson and Co.
3.36%	06/06/24		15,000	16,091
Bon Secours Mercy Health, Inc.,
Series 20-2
2.10%	06/01/31		30,000	29,032
Bristol-Myers Squibb Co.
3.90%	02/20/28		40,000	44,971
Centene Corp.
3.00%	10/15/30		50,000	49,979
Cigna Corp.
2.40%	03/15/30		25,000	24,808
4.38%	10/15/28		30,000	34,355
CommonSpirit Health
2.76%	10/01/24		25,000	26,541
2.78%	10/01/30		20,000	20,400
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		30,000	31,403
Elanco Animal Health, Inc.
5.90%	08/28/28		15,000	17,053
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	30,000	31,223
HCA, Inc.
4.13%	06/15/29		25,000	27,712
5.00%	03/15/24		15,000	16,716
Humana, Inc.
2.90%	12/15/22		15,000	15,555
3.13%	08/15/29		15,000	15,663

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
Illumina, Inc.
2.55%	03/23/31		$30,000	$29,772
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		20,000	19,618
PerkinElmer, Inc.
2.55%	03/15/31		25,000	24,797
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		20,000	21,295
Quest Diagnostics, Inc.
4.20%	06/30/29		20,000	22,870
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		30,000	27,797
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[1,3]	20,000	19,526
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[3]	30,000	28,275
UnitedHealth Group, Inc.
3.70%	12/15/25		20,000	22,271
3.88%	12/15/28		40,000	45,068
Viatris, Inc.
1.13%	06/22/22	[1]	35,000	35,210
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		15,000	16,055

				1,017,490

Industrials — 2.32%
Amcor Finance USA, Inc.
3.63%	04/28/26		5,000	5,472
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	25,000	27,458
3.85%	12/15/25	[1]	20,000	22,034
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30	[1,3]	10,000	10,631
Berry Global, Inc.
0.95%	02/15/24	[1]	15,000	14,938
1.57%	01/15/26	[1]	25,000	24,634
Boeing Co. (The)
1.43%	02/04/24		30,000	30,056
General Electric Co.
(MTN)
5.88%	01/14/38		30,000	38,507
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[2]	10,000	9,743
Ingersoll-Rand Co.
9.00%	08/15/21		10,000	10,266
L3Harris Technologies, Inc.
3.85%	06/15/23		15,000	16,013
Sonoco Products Co.
3.13%	05/01/30		30,000	31,015

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 108

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Industrials (continued)
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[1,3]	$15,000	$16,262
WRKCo, Inc.
3.00%	06/15/33		10,000	10,177
4.65%	03/15/26		15,000	17,041

				284,247

Information Technology — 0.56%
Fiserv, Inc.
2.65%	06/01/30		25,000	25,208
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23	[1,3]	40,000	43,331

				68,539

Insurance — 3.01%
Aon Corp.
2.80%	05/15/30		25,000	25,584
3.75%	05/02/29		10,000	11,018
Berkshire Hathaway Finance Corp.
1.85%	03/12/30		10,000	9,768
Equitable Financial Life Global Funding
1.80%	03/08/28	[1]	25,000	24,462
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	45,000	47,113
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		30,000	29,507
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[1]	48,000	47,484
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	25,000	26,081
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,6]	40,000	39,978
New York Life Insurance Co.
5.88%	05/15/33	[1]	30,000	38,144
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,6]	45,000	47,854
Willis North America, Inc.
2.95%	09/15/29		20,000	20,690

				367,683

Materials — 1.07%
FMC Corp.
3.45%	10/01/29		20,000	21,130
Georgia-Pacific LLC
2.30%	04/30/30	[1]	35,000	34,899
International Flavors & Fragrances, Inc.
4.45%	09/26/28		40,000	45,396
Nutrition & Biosciences, Inc.
2.30%	11/01/30	[1]	10,000	9,701
Sherwin-Williams Co. (The)
2.30%	05/15/30		20,000	19,731

				130,857

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Real Estate Investment Trust (REIT) — 6.31%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		$5,000	$5,528
4.50%	07/30/29		18,000	20,723
American Assets Trust LP
3.38%	02/01/31		25,000	24,796
American Campus Communities Operating Partnership LP
3.30%	07/15/26		15,000	16,137
3.63%	11/15/27		5,000	5,461
3.75%	04/15/23		20,000	21,155
3.88%	01/30/31		110,000	118,720
American Tower Corp.
2.90%	01/15/30		10,000	10,230
3.55%	07/15/27		15,000	16,289
AvalonBay Communities, Inc.
(MTN)
2.45%	01/15/31		25,000	24,955
Boston Properties LP
2.75%	10/01/26		10,000	10,527
3.25%	01/30/31		25,000	25,907
3.40%	06/21/29		10,000	10,520
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		15,000	15,978
Crown Castle International Corp.
3.30%	07/01/30		20,000	20,968
CubeSmart LP
4.38%	02/15/29		15,000	16,724
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		15,000	15,876
3.45%	11/15/29		30,000	30,933
Essex Portfolio LP
2.65%	03/15/32		10,000	9,853
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		15,000	15,922
4.00%	01/15/30		15,000	15,613
5.30%	01/15/29		15,000	16,873
Healthcare Realty Trust, Inc.
3.88%	05/01/25		20,000	21,710
Healthcare Trust of America Holdings LP
2.00%	03/15/31		30,000	27,970
3.10%	02/15/30		15,000	15,531
Hudson Pacific Properties LP
3.95%	11/01/27		25,000	26,832
Kilroy Realty LP
2.50%	11/15/32		25,000	23,522
3.05%	02/15/30		5,000	5,039
4.38%	10/01/25		15,000	16,518
Lexington Realty Trust
2.70%	09/15/30		25,000	24,452
Life Storage LP
2.20%	10/15/30		40,000	37,952
Mid-America Apartments LP
1.70%	02/15/31		20,000	18,417
SL Green Operating Partnership LP
3.25%	10/15/22		35,000	36,289
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[2]	10,000	10,000

See accompanying Notes to Financial Statements.

109 / Annual Report March 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
UDR, Inc.
(MTN)
4.40%	01/26/29		$10,000	$11,310
Ventas Realty LP
3.00%	01/15/30		15,000	15,308
4.13%	01/15/26		10,000	11,213

				771,751

Retail — 0.71%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.65%	08/10/22	[1,2]	30,000	30,032
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	15,000	15,332
3.80%	01/25/50	[1,3]	20,000	20,284
Home Depot, Inc. (The)
3.90%	12/06/28		10,000	11,467
Starbucks Corp.
2.00%	03/12/27		10,000	10,200

				87,315

Services — 1.04%
IHS Markit Ltd.
(Bermuda)
4.75%	08/01/28	[3]	5,000	5,784
5.00%	11/01/22	[1,3]	25,000	26,373
Northwestern University
3.69%	12/01/38		20,000	21,989
RELX Capital, Inc.
3.00%	05/22/30		10,000	10,399
4.00%	03/18/29		20,000	22,083
Republic Services, Inc.
2.90%	07/01/26		15,000	16,008
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[3]	25,000	25,126

				127,762

Transportation — 1.54%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	4,689
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		20,751	21,187
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		24,253	24,322
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		31,793	32,035
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		3,867	3,908
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		19,430	20,018

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$46,665	$48,299
Union Pacific Corp.
3.95%	09/10/28		30,000	33,749

				188,207

Total Corporates
(Cost $6,657,971)				6,859,871

MORTGAGE-BACKED — 16.80%**

Non-Agency Commercial Mortgage-Backed — 6.97%
BANK,
Series 2018-BN10, Class XA (IO)
0.73%	02/15/61	[6]	269,544	11,245
BANK,
Series 2019-BN16, Class A4
4.01%	02/01/52		85,000	95,403
BANK,
Series 2019-BN17, Class A4
3.71%	04/15/52		55,000	60,654
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.84%	09/10/46	[6]	1,283,796	22,330
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.99%	10/10/47	[6]	635,416	18,813
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.21%	03/10/46	[6]	524,247	10,067
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.09%	07/10/45	[6]	17,845,341	27,621
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.97%	08/10/47	[6]	645,042	16,702
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.15%	03/10/47	[6]	1,036,542	28,223
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.07%	06/10/47	[6]	1,823,631	52,390
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.86%	09/10/47	[4,5,6]	2,145,070	53,379
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.79%	12/15/49	[6]	397,159	11,320
DBUBS Mortgage Trust,
Series 2011-LC2A, Class XA (IO)
1.08%	07/10/44	[1,6]	227,285	9
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[1,6]	375,000	4,978

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 110

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.74%	08/10/43	[1,6]	$4,879,857	$59,099
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
1.20%	08/10/44	[1,6]	877,231	222
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.01%	04/10/47	[6]	1,440,193	34,344
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.22%	10/10/49	[6]	218,086	11,670
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.12%	08/10/50	[6]	98,606	5,221
GS Mortgage Securities Trust,
Series 2019-GC42, Class A4
3.00%	09/01/52		50,000	52,785
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.65%	05/15/48	[6]	617,639	14,232
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class XA (IO)
0.87%	10/15/50	[6]	262,559	11,797
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
0.76%	11/15/43	[1,6]	1,397,175	2,210
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.49%	12/15/47	[6]	1,466,078	28,688
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ, Class A
(LIBOR USD 1-Month plus 1.00%)
1.11%	06/15/32	[1,2]	26,391	26,430
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	5,000	5,399
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.03%	04/15/48	[6]	707,610	21,762
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class XB (IO)
0.81%	12/15/38	[1,6]	570,000	17,733
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,4,5,6]	3,700,000	12,018
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.09%	08/15/50	[6]	356,434	10,100
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.04%	12/15/47	[6]	958,283	29,801
Wells Fargo Commercial Mortgage Trust,
Series 2015-SG1, Class A4
3.79%	09/15/48		39,863	43,146

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.47%	03/15/44	[1,6]	$162,007	$239
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.30%	06/15/45	[1,6]	1,266,407	10,481
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.26%	03/15/47	[6]	1,410,448	41,878

				852,389

Non-Agency Mortgage-Backed — 3.65%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.75%)
0.86%	01/25/36	[2]	100,000	99,995
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	09/26/36	[1,2]	29,236	28,791
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
2.85%	04/25/34	[6]	9,483	9,425
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30	[6]	19,426	4,689
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.02%	10/25/35	[2]	30,000	30,130
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.46%	10/25/37	[1,2]	8,565	8,618
Citigroup Mortgage Loan Trust,
Series 2015-6, Class 2A1
0.66%	12/25/35	[1,6]	11,978	12,078
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.74%	02/25/35	[2]	48,181	47,256
Conseco Finance Corp.,
Series 1998-4, Class A5
6.18%	04/01/30		11,897	11,905
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.01%	10/25/47	[2]	26,710	26,591
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.93%	09/25/35	[6]	15,663	15,989
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.27%	05/25/37	[2]	23,270	22,646

See accompanying Notes to Financial Statements.

111 / Annual Report March 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.35%	06/25/37	[2]	$11,938	$11,921
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
3.02%	06/25/35	[6]	8,956	9,374
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.44%)
0.55%	02/25/36	[2]	6,857	6,729
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
2.48%	07/25/34	[6]	16,349	17,231
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
0.21%	05/25/47	[2]	79,934	68,352
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
0.81%	03/19/34	[2]	2,115	2,032
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class 2A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	04/25/34	[2]	12,976	12,067

				445,819

U.S. Agency Commercial Mortgage-Backed — 2.27%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.83%	07/25/39	[6]	604,948	24,613
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36	[6]	272,042	2,740
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.66%	01/25/39	[6]	662,844	35,614
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K015, Class X3 (IO)
2.82%	08/25/39	[6]	350,000	2,922
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K020, Class X1 (IO)
1.34%	05/25/22	[6]	1,777,050	19,849
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K025, Class X1 (IO)
0.79%	10/25/22	[6]	739,582	7,584
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43	[6]	250,000	15,102

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K717, Class X3 (IO)
1.62%	11/25/42	[6]	$900,000	$6,838
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K722, Class X1 (IO)
1.31%	03/25/23	[6]	2,295,675	42,243
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KAIV, Class X2 (IO)
3.59%	06/25/41	[6]	200,000	1,174
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.47%	12/25/22	[6]	2,596,748	15,933
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27	[6]	398,979	21,509
Ginnie Mae,
Series 2011-78, Class IX (IO)
0.00%	08/16/46	[6]	45,827	4,773
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.17%	02/16/53	[6]	3,791,707	30,871
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.48%	02/16/54	[6]	1,162,289	21,516
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.37%	10/16/54	[6]	1,358,855	24,896

				278,177

U.S. Agency Mortgage-Backed — 3.91%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.89%	11/25/41	[2]	159,150	22,208
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		65,993	66,969
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.21%	10/25/42	[2]	45,671	46,058
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42		103,000	109,546
Freddie Mac REMICS,
Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
1.12%	09/15/44	[2]	15,193	15,350
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		237,644	50,304

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 112

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	10/20/33	[2]	$271,179	$58,848
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		44,771	48,072
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		9,957	10,368
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		47,626	50,817

				478,540

Total Mortgage-Backed
(Cost $2,684,374)				2,054,925

MUNICIPAL BONDS — 2.70%*
California — 0.83%
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34		25,000	33,089
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34		10,000	14,137
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50		10,000	9,609
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32		20,000	24,688
Santa Monica Community College District General Obligation Bonds
2.05%	08/01/33		20,000	19,713

				101,236

Colorado — 0.20%
City & County of Denver Airport System Revenue Bonds, Series C
2.24%	11/15/30		25,000	24,467

Florida — 0.13%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31		15,000	15,842

Georgia — 0.16%
City of Atlanta Water & Waste water Revenue Bonds
2.26%	11/01/35		20,000	19,870

Maryland — 0.12%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33		15,000	14,575

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)

Massachusetts — 0.13%
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	$15,000	$15,766

New York — 0.73%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	30,000	27,961
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,584
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
2.96%	02/15/32	25,000	26,341
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series B
2.97%	03/15/34	15,000	15,324
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	15,000	14,256

			89,466

Texas — 0.40%
Dallas Area Rapid Transit Revenue Bonds
2.18%	12/01/32	25,000	24,807
North Texas Tollway Authority Revenue Bonds
1.88%	01/01/30	25,000	24,116

			48,923

Total Municipal Bonds
(Cost $335,364)			330,145

U.S. TREASURY SECURITIES — 17.06%
U.S. Treasury Notes — 17.06%
U.S. Treasury Notes
0.13%	01/31/23	330,000	329,845
0.13%	02/28/23	1,202,000	1,201,296
0.50%	02/28/26	101,000	99,019
0.75%	03/31/26	24,000	23,793
1.13%	02/15/31	458,000	432,846

Total U.S. Treasury Securities
(Cost $2,095,736)			2,086,799

Total Bonds — 97.80%
(Cost $12,384,775)			11,961,808

See accompanying Notes to Financial Statements.

113 / Annual Report March 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 0.17%

Money Market Funds — 0.17%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[7]		20,597	$20,597

Total Short-Term Investments
(Cost $20,597)

Total Investments - 97.97%
(Cost $12,405,372)			11,982,405

Cash and Other Assets, Less Liabilities - 2.03%			248,179

Net Assets - 100.00%			$12,230,584

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $117,780, which is 0.96% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Represents the current yield as of March 31, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	21	06/30/21	$2,591,367	$(31,355)	$(31,355)
U.S. Treasury Two Year Note	3	06/30/21	662,180	(84)	(84)

			3,253,547	(31,439)	(31,439)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	10	06/21/21	(1,436,875)	50,526	50,526
U.S. Treasury Ultra Bond	2	06/21/21	(362,438)	18,289	18,289

			(1,799,313)	68,815	68,815

TOTAL FUTURES CONTRACTS			$1,454,234	$37,376	$37,376

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 114

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.68%

ASSET-BACKED SECURITIES — 13.42%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.81%	07/25/56	[1,2]	$1,458,905	$1,456,985
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28	[1,2,3]	2,200,000	2,200,066
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.26%	05/15/37	[1,2,3]	9,800,000	9,828,110
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.27%)
0.38%	03/25/36	[2]	3,635,000	3,578,336
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.30%	07/20/28	[1,2,3]	5,227,728	5,227,466
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/20/29	[1,2,3]	3,877,000	3,875,155
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.56%	04/25/35	[1,2]	160,097	154,366
BlueMountain CLO Ltd.,
Series 2012-2A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.23%	11/20/28	[1,2,3]	5,233,912	5,237,314
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.99%	02/25/30	[2]	74,025	74,313
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.22%	10/27/36	[2]	5,075,000	5,106,374
BSPRT Issuer Ltd.,
Series 2018-FL4, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.16%	09/15/35	[1,2,3]	6,709,685	6,722,651
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.80%, 0.80% Cap)
0.00%	04/15/34	[1,2,3]	1,800,000	1,800,900

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
1.42%	06/09/30	[1,2,3]	$5,600,000	$5,603,651
Chase Funding Trust,
Series 2002-2, Class 2A1
(LIBOR USD 1-Month plus 0.50%)
0.61%	05/25/32	[2]	2,411,886	2,386,745
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(LIBOR USD 1-Month plus 0.24%)
0.35%	02/25/37	[2]	3,981,350	3,863,246
Countrywide Asset-Backed Certificates Trust,
Series 2007-8, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
0.30%	11/25/37	[2]	11,561,653	11,052,302
Dryden 33 Senior Loan Fund,
Series 2014-33A, Class AR3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/15/29	[1,2,3]	6,450,781	6,454,290
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.91%	04/26/32	[1,2]	7,977,846	8,004,052
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
1.01%	10/25/35	[2]	7,017,000	7,008,833
FFMLT Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
0.89%	09/25/35	[2]	3,694,470	3,706,238
Galaxy XXIX CLO Ltd.,
Series 2018-29A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
0.98%	11/15/26	[1,2,3]	5,677,942	5,680,991
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.76%	08/27/46	[1,2]	6,930,177	6,898,759
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.64%	08/25/42	[2]	2,013,046	1,891,047
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.23%	06/15/37	[1,2,3]	7,819,260	7,823,743
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.24%	05/25/34	[1,2]	744,426	748,643

See accompanying Notes to Financial Statements.

115 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	$3,391,539	$3,735,701
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(LIBOR USD 1-Month plus 0.62%)
0.72%	10/25/35	[2]	8,966,755	8,942,731
KREF Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
1.21%	06/15/36	[1,2,3]	4,325,945	4,334,372
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.98%, 0.98% Cap)
0.00%	03/20/30	[1,2,3]	4,500,000	4,502,295
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.24%	05/15/28	[1,2,3]	4,127,834	4,128,190
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.14%	01/22/28	[1,2,3]	6,500,000	6,498,882
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.17%	07/21/30	[1,2,3]	9,550,000	9,554,756
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	01/15/28	[1,2,3]	5,590,000	5,577,926
Marathon CRE Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.26%	06/15/28	[1,2,3]	4,435,899	4,441,280
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE2, Class M1
(LIBOR USD 1-Month plus 0.60%)
0.71%	01/25/35	[2]	1,977,195	1,975,085
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
0.68%	11/26/40	[2]	4,572,121	4,555,785
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	12/27/66	[1,2]	2,598,521	2,634,081

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.71%	06/25/41	[1,2]	$2,186,800	$2,169,990
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
0.66%	07/25/46	[1,2]	7,015,101	7,001,302
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.06%	07/15/29	[1,2,3]	6,000,000	6,002,862
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
1.25%	04/18/31	[1,2,3]	2,250,000	2,250,405
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.22%	04/20/28	[1,2,3]	4,231,112	4,233,477
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.80%, 0.80% Cap)
0.00%	05/20/29	[1,2,3]	1,750,000	1,751,057
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.26%	09/25/65	[1,2]	7,033,154	7,091,563
Progress Residential Trust,
Series 2018-SFR2, Class A
3.71%	08/17/35	[1]	5,000,000	5,036,728
Progress Residential Trust,
Series 2018-SFR3, Class A
3.88%	10/17/35	[1]	8,759,978	8,866,424
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.19%	04/20/34	[1,2,3]	5,100,000	5,090,315
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(LIBOR USD 1-Month plus 0.65%)
1.08%	05/25/35	[2]	6,206,000	6,217,737
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.69%	02/25/36	[2]	2,490,385	2,480,308
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(LIBOR USD 1-Month plus 0.63%)
0.74%	12/25/35	[2]	8,415,317	8,395,660

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 116

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5]	$6,769,305	$6,666,708
SLC Student Loan Trust, Series 2007-1, Class A4 (LIBOR USD 3-Month plus 0.06%)
0.25%	05/15/29	[2]	3,219,606	3,197,396
SLM Student Loan Trust, Series 2003-10A, Class A3 (LIBOR USD 3-Month plus 0.47%)
0.65%	12/15/27	[1,2]	3,144,788	3,146,102
SLM Student Loan Trust, Series 2003-11, Class A6 (LIBOR USD 3-Month plus 0.55%)
0.73%	12/15/25	[1,2]	2,145,421	2,145,860
SLM Student Loan Trust, Series 2007-6, Class A4 (LIBOR USD 3-Month plus 0.38%)
0.60%	10/25/24	[2]	914,898	914,865
SLM Student Loan Trust, Series 2008-1, Class A4 (LIBOR USD 3-Month plus 0.65%)
0.87%	01/25/22	[2]	4,749,148	4,662,563
SLM Student Loan Trust, Series 2008-4, Class A4 (LIBOR USD 3-Month plus 1.65%)
1.87%	07/25/22	[2]	3,953,635	4,020,151
SLM Student Loan Trust, Series 2008-6, Class A4 (LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23	[2]	2,701,348	2,696,058
SLM Student Loan Trust, Series 2012-2, Class A (LIBOR USD 1-Month plus 0.70%)
0.81%	01/25/29	[2]	2,293,550	2,227,382
SLM Student Loan Trust, Series 2012-7, Class A3 (LIBOR USD 1-Month plus 0.65%)
0.76%	05/26/26	[2]	8,984,313	8,821,394
SLM Student Loan Trust, Series 2013-4, Class A (LIBOR USD 1-Month plus 0.55%)
0.66%	06/25/43	[2]	2,702,147	2,699,906
SLM Student Loan Trust, Series 2014-1, Class A3 (LIBOR USD 1-Month plus 0.60%)
0.71%	02/26/29	[2]	4,364,495	4,249,911
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 (LIBOR USD 1-Month plus 0.98%)
1.08%	12/25/35	[2]	2,851,736	2,841,425
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class A4 (LIBOR USD 1-Month plus 0.17%)
0.28%	01/25/37	[2]	3,623,163	3,605,656

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2 (28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	$2,900,000	$2,675,064
TPG Real Estate Finance Issuer Ltd., Series 2018-FL2, Class A (Cayman Islands) (LIBOR USD 1-Month plus 1.13%)
1.24%	11/15/37	[1,2,3]	17,130,903	17,165,637
TRTX Issuer Ltd., Series 2019-FL3, Class A (Cayman Islands) (LIBOR USD 1-Month plus 1.15%)
1.26%	10/15/34	[1,2,3]	11,495,000	11,539,136
Voya CLO, Series 2017-2A, Class A1R (Cayman Islands) (-1.00 X LIBOR USD 3-Month plus 0.98%, 0.98% Cap)
0.00%	06/07/30	[1,2,3]	5,850,000	5,852,925

Total Asset-Backed Securities
(Cost $331,431,781)				332,981,627

BANK LOANS — 1.69%*
Automotive — 0.02%
Clarios Global LP, Term Loan B, 1st Lien (LIBOR plus 3.25%)
3.36%	04/30/26	[2]	580,331	575,253

Communications — 0.66%
CenturyLink, Inc., Term Loan A, 1st Lien (LIBOR plus 2.00%)
2.11%	01/31/25	[2]	562,500	559,688
Term Loan B, 1st Lien (LIBOR plus 2.25%)
2.36%	03/15/27	[2]	888,750	880,818
Charter Communications Operating LLC, Term Loan B2, 1st Lien (LIBOR plus 1.75%)
1.87%	02/01/27	[2]	246,867	245,988
CSC Holdings LLC, Term Loan B, 1st Lien (LIBOR plus 2.25%)
2.36%	07/17/25	[2]	448,834	443,697
2.36%	01/15/26	[2]	1,176,000	1,161,671
Term Loan B5, 1st Lien (LIBOR plus 2.50%)
2.61%	04/15/27	[2]	249,370	246,855
Frontier Communications Corp., Term Loan B, 1st Lien (LIBOR plus 4.75%)
5.75%	10/08/21	[2]	2,250,000	2,247,188
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg) (LIBOR plus 5.50%)
6.50%	07/13/22	[2,3]	1,021,942	1,036,760

See accompanying Notes to Financial Statements.

117 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Communications (continued)
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 3.50%)
8.75%	01/02/24	[2,3]	$488,919	$500,225
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[2,3]	4,252,054	4,350,043
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/01/27	[2]	3,950,000	3,903,923
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27	[2]	712,632	707,839

				16,284,695

Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25	[2]	246,576	245,167

				245,167

Finance — 0.15%
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23	[2]	3,700,655	3,697,343

Food — 0.03%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[2]	641,855	639,537

Gaming — 0.08%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.86%	12/23/24	[2]	1,944,974	1,919,174

Health Care — 0.48%
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27	[2]	1,596,000	1,598,594
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	917,285	917,335
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27	[2]	2,427,248	2,399,067
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	1,509,366	1,503,080

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/15/27	[2]	$246,875	$244,421
HCA, Inc.,
Term Loan B12, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/13/25	[2]	4,726,010	4,729,389
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.11%	06/02/25	[2]	577,941	576,791

				11,968,677

Industrials — 0.15%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26	[2]	3,250,316	3,228,978
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25	[2]	395,000	387,517

				3,616,495

Information Technology — 0.06%
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/07/24	[2]	450,337	448,986
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.95%	06/11/25	[2]	733,077	730,328
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[2]	223,852	221,908
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25	[2]	167,140	165,689

				1,566,911

Real Estate Investment Trust (REIT) — 0.01%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24	[2]	250,000	247,527

Services — 0.03%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25	[2]	865,446	867,069

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 118

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/29/27	[2]	$247,500	$226,547

Total Bank Loans
(Cost $41,094,647)				41,854,395

CORPORATES — 26.67%*

Banking — 3.65%
Bank of America Corp.
2.88%	04/24/23	[6]	3,000,000	3,072,254
3.00%	12/20/23	[6]	2,801,000	2,914,141
Bank of America Corp.
(MTN)
1.49%	05/19/24	[6]	17,920,000	18,236,670
Bank of America N.A.
3.34%	01/25/23	[6]	1,015,000	1,040,001
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,6]	4,645,000	4,822,145
3.80%	06/09/23	[3]	1,170,000	1,242,044
HSBC Holdings PLC
(United Kingdom)
3.95%	05/18/24	[3,6]	10,065,000	10,745,259
(LIBOR USD 3-Month plus 1.00%)
1.19%	05/18/24	[2,3]	2,880,000	2,912,089
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,6]	7,750,000	7,915,232
3.87%	07/09/25	[3,6]	3,700,000	4,029,675
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,6]	3,425,000	3,362,992
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,6]	1,000,000	1,045,639
4.80%	11/15/24	[3,6]	13,000,000	14,314,046
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[6]	4,045,000	4,175,164
2.39%	06/02/28	[6]	2,000,000	2,050,959
3.75%	01/24/24		7,935,000	8,584,159

				90,462,469

Communications — 2.56%
AT&T, Inc.
2.30%	06/01/27		1,600,000	1,633,533
2.55%	12/01/33	[1]	1,599,000	1,518,938
4.30%	02/15/30		4,400,000	4,959,734
(LIBOR USD 3-Month plus 1.18%)
1.36%	06/12/24	[2]	475,000	485,355
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%	02/01/24		1,720,000	1,882,213
4.91%	07/23/25		2,200,000	2,498,276

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Cox Communications, Inc.
3.15%	08/15/24	[1]	$3,480,000	$3,717,773
7.63%	06/15/25		900,000	1,101,356
Qwest Corp.
7.25%	09/15/25		2,400,000	2,817,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[1]	3,554,375	3,589,919
4.74%	03/20/25	[1]	9,068,000	9,737,445
5.15%	03/20/28	[1]	3,675,000	4,198,687
T-Mobile USA, Inc.
1.50%	02/15/26	[1]	1,825,000	1,809,295
2.25%	02/15/26		3,091,000	3,099,752
3.50%	04/15/25	[1]	645,000	698,296
3.88%	04/15/30	[1]	3,810,000	4,139,984
Verizon Communications, Inc.
1.45%	03/20/26		12,325,000	12,336,104
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25	[3]	3,000,000	3,344,238

				63,567,898

Consumer Discretionary — 0.71%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	4,000,000	4,450,699
BAT Capital Corp.
3.22%	08/15/24		2,140,000	2,282,701
3.56%	08/15/27		4,000,000	4,259,517
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22	[1,3]	830,000	858,016
4.25%	07/21/25	[1,3]	5,205,000	5,729,745

				17,580,678

Electric — 2.16%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	6,540,000	6,423,088
American Electric Power Co., Inc.,
Series I
3.65%	12/01/21		5,000,000	5,108,158
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,395,952
Dominion Energy, Inc.
2.45%	01/15/23	[1]	5,000,000	5,173,344
Dominion Energy, Inc.,
Series A
3.30%	03/15/25		4,600,000	4,941,845
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	5,000,000	5,163,991
Evergy Metro, Inc.
3.65%	08/15/25		1,613,000	1,766,319
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	5,000,000	5,442,017

See accompanying Notes to Financial Statements.

119 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Electric (continued)
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
0.67%	05/04/21	[2]	$10,650,000	$10,653,072
(LIBOR USD 3-Month plus 0.55%)
0.74%	08/28/21	[2]	3,412,000	3,413,051
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	500,000	534,162
Tucson Electric Power Co.
3.85%	03/15/23		530,000	560,149

				53,575,148

Energy — 1.60%
Energy Transfer Operating LP
4.05%	03/15/25		2,610,000	2,818,324
4.75%	01/15/26		2,000,000	2,218,406
4.90%	02/01/24		4,292,000	4,683,131
NGPL Pipe Co. LLC
4.38%	08/15/22	[1]	5,249,000	5,449,963
Petroleos Mexicanos
(Mexico)
5.35%	02/12/28	[3]	6,470,000	6,302,427
6.50%	01/23/29	[3]	955,000	966,398
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		5,422,000	5,961,381
Ruby Pipeline LLC
8.00%	04/01/22	[1,4,5]	2,461,705	2,061,924
Sabine Pass Liquefaction LLC
5.75%	05/15/24		3,715,000	4,200,759
Southern Co. Gas Capital Corp.
3.88%	11/15/25		1,950,000	2,157,143
Sunoco Logistics Partners Operations LP
5.95%	12/01/25		2,520,000	2,936,713

				39,756,569

Finance — 6.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	1,935,000	1,980,231
4.88%	01/16/24	[3]	718,000	782,060
Air Lease Corp.
3.50%	01/15/22		4,170,000	4,264,685
Air Lease Corp.
(MTN)
0.70%	02/15/24		1,250,000	1,235,161
Avolon Holdings Funding Ltd.
(Cayman Islands)
3.63%	05/01/22	[1,3]	2,860,000	2,917,057
Citigroup, Inc.
3.35%	04/24/25	[6]	8,620,000	9,229,244
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22	[1,2]	8,195,000	8,250,967
Discover Financial Services
5.20%	04/27/22		2,558,000	2,682,403
Ford Motor Credit Co. LLC
3.22%	01/09/22		2,793,000	2,830,566

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)
5.60%	01/07/22		$2,587,000	$2,664,170
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21	[2]	1,205,000	1,205,000
(LIBOR USD 3-Month plus 0.88%)
1.10%	10/12/21	[2]	2,500,000	2,488,187
(LIBOR USD 3-Month plus 1.08%)
1.28%	08/03/22	[2]	2,700,000	2,673,000
GE Capital Funding LLC
4.40%	05/15/30	[1]	5,810,000	6,582,699
General Motors Financial Co., Inc.
4.20%	11/06/21		7,405,000	7,566,728
4.38%	09/25/21		4,000,000	4,074,445
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[6]	726,000	735,670
2.91%	07/24/23	[6]	6,814,000	7,016,580
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23		27,490,000	27,461,960
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.83%	06/15/23	[2]	9,150,000	9,166,567
JPMorgan Chase & Co.
0.70%	03/16/24	[6]	12,295,000	12,345,601
Morgan Stanley
(GMTN)
5.50%	07/28/21		5,260,000	5,347,093
Morgan Stanley
(MTN)
0.53%	01/25/24	[6]	17,835,000	17,808,118
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,6]	8,205,000	8,465,900
3.77%	03/08/24	[1,3,6]	2,810,000	2,969,922
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	365,000	381,369
5.25%	08/15/22	[1,3]	3,605,000	3,785,775

				156,911,158

Food — 0.71%
Kraft Heinz Foods Co.
3.50%	06/06/22		1,445,000	1,492,959
4.00%	06/15/23		11,326,000	12,121,539
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	3,946,000	3,996,716

				17,611,214

Health Care — 3.83%
AbbVie, Inc.
3.25%	10/01/22		1,500,000	1,551,862
3.45%	03/15/22		3,000,000	3,069,609
3.80%	03/15/25		4,615,000	5,044,509
3.85%	06/15/24		2,500,000	2,723,494
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,389,046

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 120

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
Amgen, Inc.
2.65%	05/11/22		$671,000	$686,721
Anthem, Inc.
3.70%	08/15/21		1,478,000	1,483,462
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24	[1,3]	4,500,000	4,608,000
Bayer U.S. Finance II LLC
2.20%	07/15/22	[1]	1,455,000	1,478,050
2.75%	07/15/21	[1]	635,000	638,633
2.85%	04/15/25	[1]	2,300,000	2,381,594
3.50%	06/25/21	[1]	1,825,000	1,833,012
3.88%	12/15/23	[1]	5,540,000	5,975,664
4.25%	12/15/25	[1]	1,000,000	1,113,790
Boston Scientific Corp.
1.90%	06/01/25		2,500,000	2,568,061
Cigna Corp.
3.75%	07/15/23		2,166,000	2,316,015
CommonSpirit Health
2.76%	10/01/24		5,400,000	5,732,905
CVS Health Corp.
2.88%	06/01/26		4,330,000	4,602,745
Dignity Health
3.13%	11/01/22		1,140,000	1,180,486
Elanco Animal Health, Inc.
4.91%	08/27/21		2,500,000	2,526,562
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	4,650,000	4,839,544
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	5,205,000	5,458,630
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.71%	09/29/23	[2]	6,500,000	6,508,415
HCA, Inc.
5.00%	03/15/24		6,065,000	6,758,988
5.25%	04/15/25		1,500,000	1,714,122
Humana, Inc.
3.15%	12/01/22		2,000,000	2,074,793
3.85%	10/01/24		3,990,000	4,361,333
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[1,3]	5,275,000	5,270,112
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	3,000,000	3,092,690

				94,982,847

Industrials — 1.27%
Amcor Flexibles North America, Inc.
4.50%	10/15/21		6,947,000	7,023,887
Berry Global, Inc.
0.95%	02/15/24	[1]	1,405,000	1,399,210
1.57%	01/15/26	[1]	2,000,000	1,970,683
Boeing Co. (The)
1.17%	02/04/23		5,750,000	5,775,978

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Industrials (continued)
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26	[2]	$7,674,000	$7,476,902
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[2]	2,182,000	1,768,008
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/15/23	[2]	4,936,000	4,978,395
Ingersoll-Rand Co.
9.00%	08/15/21		1,100,000	1,129,321

				31,522,384

Information Technology — 0.71%
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23	[1,3]	6,745,000	7,306,698
Oracle Corp.
1.65%	03/25/26		10,085,000	10,159,511

				17,466,209

Insurance — 0.36%
Metropolitan Life Global Funding I
3.38%	01/11/22	[1]	1,550,000	1,587,568
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,6]	5,550,000	5,546,955
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,6]	1,600,000	1,701,476

				8,835,999

Materials — 0.06%
Nutrition & Biosciences, Inc.
0.70%	09/15/22	[1]	1,490,000	1,493,182

Real Estate Investment Trust (REIT) — 1.67%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		7,374,000	7,799,938
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		6,440,000	6,816,064
Federal Realty Investment Trust
7.48%	08/15/26		1,850,000	2,326,884
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,197,000	1,270,555
5.38%	11/01/23		7,673,000	8,399,517
Highwoods Realty LP
3.20%	06/15/21		943,000	947,638
Kilroy Realty LP
3.45%	12/15/24		1,558,000	1,668,134
Kimco Realty Corp.
3.40%	11/01/22		4,000,000	4,168,083
SL Green Operating Partnership LP
3.25%	10/15/22		645,000	668,744
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21	[2]	7,450,000	7,450,244

				41,515,801

See accompanying Notes to Financial Statements.

121 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Retail — 0.33%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.65%	08/10/22	[1,2]	$5,860,000	$5,866,317
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	2,175,000	2,365,883

				8,232,200

Services — 0.51%
IHS Markit Ltd.
(Bermuda)
3.63%	05/01/24	[3]	2,090,000	2,245,475
5.00%	11/01/22	[1,3]	9,936,000	10,481,701

				12,727,176

Transportation — 0.21%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		22,201	22,422
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.14%	06/01/21	[1,2]	2,135,000	2,135,165
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		180,747	180,747
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,523,062	1,527,441
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		1,257,038	1,297,009

				5,162,784

Total Corporates
(Cost $650,794,035)				661,403,716

MORTGAGE-BACKED — 37.96%**

Non-Agency Commercial Mortgage-Backed — 6.45%
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.86%	11/15/35	[1,2]	1,319,930	1,321,546
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.91%	12/15/36	[1,2]	5,418,018	5,426,943
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		3,393,000	3,582,034
CHT Mortgage Trust,
Series 2017-CSMO, Class A
(LIBOR USD 1-Month plus 0.93%)
1.04%	11/15/36	[1,2]	7,977,280	7,989,645
Citigroup Commercial Mortgage Trust,
Series 2017-C4, Class A2
3.19%	10/12/50		8,109,483	8,351,501

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2020-WSS, Class A
(LIBOR USD 1-Month plus 1.95%)
2.06%	02/15/39	[1,2]	$12,989,276	$13,181,020
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.21%	03/10/46	[6]	25,398,792	487,723
Commercial Mortgage Trust,
Series 2013-LC6, Class ASB
2.48%	01/10/46		4,335,082	4,404,997
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		3,794,024	3,944,023
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		246,728	262,283
DBRR Trust,
Series 2011-LC2, Class A4A
4.54%	07/12/44	[1,6]	273,612	273,570
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A4
4.54%	07/10/44	[1]	2,306,071	2,311,109
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.55%	09/10/35	[1,6]	3,600,000	3,887,801
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51		4,345,919	4,441,844
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[1]	6,667,430	6,772,635
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A4A2
3.79%	02/15/47	[1]	9,338,956	9,931,667
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A2
3.41%	11/15/47	[1]	10,909,544	11,633,252
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3
4.17%	08/15/46		1,003,406	1,010,353
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45		5,543,361	5,622,156
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB
2.38%	10/15/45		2,067,288	2,094,781
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.25%	04/15/46	[6]	30,256,838	619,758
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47	[1]	5,000,000	5,199,288
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ, Class A
(LIBOR USD 1-Month plus 1.00%)
1.11%	06/15/32	[1,2]	10,287,634	10,303,057

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 122

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.59%	10/15/46	[6]	$47,624,046	$561,582
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.88%	03/15/48	[6]	35,611,504	1,020,823
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49		2,602,827	2,603,910
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[1,6]	7,030,664	7,701,614
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51		412,812	416,022
UBS Commercial Mortgage Trust,
Series 2019-C16, Class A1
2.74%	04/15/52		7,388,153	7,581,295
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		15,239,421	15,920,453
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59		2,262,232	2,281,897
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49		2,064,459	2,075,372
Wells Fargo Re-REMIC Trust,
Series 2011-RR1, Class 1B
4.77%	09/17/47	[1,6]	119,553	120,355
WF-RBS Commercial Mortgage Trust,
Series 2013-C18, Class A4
3.90%	12/15/46		6,240,057	6,616,784

				159,953,093

Non-Agency Mortgage-Backed — 6.68%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/37	[2]	7,118,769	7,045,062
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.50%)
0.61%	12/25/35	[2]	1,265,717	1,266,900
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
0.90%	03/25/35	[2]	5,964,887	5,959,278
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/21)
7.40%	10/25/27		5,186	5,288

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
0.84%	10/25/35	[2]	$9,183,202	$9,180,809
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		5,664,857	5,820,125
Banc of America Funding Trust,
Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	07/27/36	[1,2]	1,551,809	1,547,851
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,6]	2,954,486	2,981,578
BCAP LLC Trust,
Series 2008-IND2, Class A1
(LIBOR USD 1-Month plus 1.65%)
1.76%	04/25/38	[2]	399,928	401,264
BCAP LLC Trust,
Series 2013-RR5, Class 2A1
2.81%	03/26/37	[1,6]	840,608	846,047
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.86%	03/25/35	[2]	4,192,706	4,207,779
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
3.27%	07/25/34	[6]	491,818	499,800
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.27%	03/25/37	[2]	5,873,912	5,616,559
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.70%	02/25/37	[6]	4,253,771	4,405,237
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.75%	06/25/35	[6]	895,934	913,430
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.29%	05/25/36	[1,2]	560,291	531,417
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.19%	09/25/58	[1,2]	7,036,819	6,972,430
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.06%	02/25/34	[6]	27,724	27,733
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
1.41%	07/25/37	[2]	70,020	69,913

See accompanying Notes to Financial Statements.

123 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.66%	08/25/34	[6]	$10,082	$9,832
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
2.47%	02/25/34	[6]	968,080	1,025,881
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB4, Class M2
(LIBOR USD 1-Month plus 0.68%)
0.78%	07/25/35	[2]	1,121,294	1,129,098
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.20%	04/25/37	[2]	3,268,960	3,163,737
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.17%	04/25/37	[2]	2,397,599	1,746,856
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.42%)
0.53%	03/19/45	[2]	532,304	514,387
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
1.11%	08/25/34	[2]	597,454	606,236
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 2A5 (PO)
0.00%	04/25/36	[7]	7,285,429	7,210,084
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.29%	09/25/34	[6]	2,872	2,856
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30	[2]	89,037	69,785
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.69%	02/25/36	[2]	3,694,885	3,649,760
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
3.21%	11/25/35	[6]	231,861	234,199
Impac CMB Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.32%)
0.75%	08/25/35	[2]	1,694,183	1,641,625
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.89%	12/25/34	[2]	215,235	184,627
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.91%	11/25/34	[2]	634,576	612,534

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		$347,999	$360,843
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AV5
(LIBOR USD 1-Month plus 0.26%)
0.37%	01/25/37	[2]	4,157,398	4,154,053
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.39%	03/25/47	[2]	50,000	44,872
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
3.27%	07/25/35	[6]	703,755	711,438
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.58%	07/25/35	[6]	146,383	149,989
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[4,5,6]	80,153,513	1,343,373
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
0.75%	11/25/35	[2]	4,396,492	4,368,095
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.14%	01/25/34	[6]	6,698	7,252
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.18%	11/21/34	[6]	539,556	545,535
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.14%	04/25/34	[6]	68,262	70,580
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34	[6]	30,236	30,831
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		1,513,443	1,579,539
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		2,599,525	2,752,869
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		2,990,543	3,069,376
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		2,778,180	2,941,303
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.69%	10/25/32	[6]	104,443	108,799
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.29%	06/25/37	[2]	9,442,065	6,999,550

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.19%	08/25/34	[6]	$723,879	$734,925
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36		1,033,834	735,443
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37		619,743	699,047
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	3,883,076	4,131,950
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36		458,577	491,210
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.04%	07/25/34	[2]	964,045	954,311
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
1.01%	07/25/34	[2]	31,283	31,356
MortgageIT Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	08/25/35	[2]	197,729	199,995
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.67%	10/25/35	[2]	5,185,004	5,137,196
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.33%	04/25/37	[2]	10,165,437	10,081,686
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.64%)
1.07%	07/25/35	[2]	4,958,500	4,962,802
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/36	[2]	5,977,409	5,932,357
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.55%	01/25/36	[2]	2,037,072	1,950,049
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
1.08%	10/25/34	[2]	1,479,839	1,509,681
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.41%	07/25/37	[2]	9,733,699	9,433,525

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.41%	03/25/35	[6]	$1,348,709	$765,900
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32		57,315	57,568
Residential Asset Mortgage Products Trust,
Series 2005-SL1, Class A5
6.50%	05/25/32		240,224	227,415
Saxon Asset Securities Trust,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.72%)
0.83%	11/25/35	[2]	2,263,632	2,260,974
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/21)
3.07%	01/25/36		1,681,913	1,375,625
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
2.40%	09/25/33	[6]	297,303	305,495
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.21%	07/25/34	[1,2]	90,085	88,978
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.85%	01/25/35	[6]	437,847	442,732
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		1,940,503	1,997,191
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
0.69%	10/25/45	[2]	1,523,120	1,523,292
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/45	[2]	245,077	244,432

				165,613,429

U.S. Agency Commercial Mortgage-Backed — 8.07%
Commercial Mortgage Trust,
Series 2013-CR6, Class A4
3.10%	03/10/46		10,800,000	11,125,742
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47		4,076,364	4,330,121
Commercial Mortgage Trust,
Series 2014-UBS5, Class A3
3.57%	09/10/47		10,400,000	11,234,192
Fannie Mae-Aces,
Series 2017-M14, Class A1
2.87%	11/25/27	[6]	1,358,714	1,376,117
Fannie Mae-Aces,
Series 2017-M15, Class A1
2.96%	09/25/27	[6]	5,551,343	5,965,834

See accompanying Notes to Financial Statements.

125 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class A1
2.59%	04/25/23		$2,253,178	$2,306,942
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K038, Class A1
2.60%	10/25/23		1,439,748	1,468,341
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class A1
2.74%	05/25/25		1,110,816	1,130,131
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF27, Class A
(LIBOR USD 1-Month plus 0.42%)
0.54%	12/25/26	[2]	2,172,719	2,182,616
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
0.48%	02/25/24	[2]	4,130,546	4,144,177
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
0.48%	08/25/24	[2]	2,563,972	2,572,258
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF37, Class A
(LIBOR USD 1-Month plus 0.36%)
0.48%	09/25/27	[2]	1,436,553	1,441,777
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF38, Class A
(LIBOR USD 1-Month plus 0.33%)
0.45%	09/25/24	[2]	5,217,313	5,231,946
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF39, Class A
(LIBOR USD 1-Month plus 0.32%)
0.44%	11/25/24	[2]	4,338,286	4,356,639
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF40, Class A
(LIBOR USD 1-Month plus 0.34%)
0.46%	11/25/27	[2]	1,389,903	1,394,464
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF43, Class A
(LIBOR USD 1-Month plus 0.24%)
0.36%	01/25/28	[2]	2,686,037	2,693,778

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
0.52%	08/25/25	[2]	$4,670,790	$4,697,141
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF60, Class A
(LIBOR USD 1-Month plus 0.49%)
0.61%	02/25/26	[2]	8,204,503	8,236,584
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF72, Class A
(LIBOR USD 1-Month plus 0.50%)
0.62%	11/25/26	[2]	8,484,042	8,550,154
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ24, Class A1
2.28%	05/25/26		10,375,992	10,779,653
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ26, Class A1
2.14%	07/25/25		18,593,543	19,225,077
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		9,794,154	9,712,935
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25		7,781,696	7,755,127
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
1.00%	05/25/44	[2]	1,957,851	1,959,529
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41	[6]	663,186	669,390
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[6]	2,587,305	2,627,134
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.21%	08/10/44	[1,6]	5,000,000	5,027,901
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51		10,500,000	10,880,396
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class A2
3.24%	03/15/50		13,055,160	13,288,371
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A2
3.99%	06/15/51		1,889,000	1,981,241

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51		$12,889,000	$13,699,471
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44		3,803,145	3,829,988
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45		6,022,000	6,151,460
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class AS
3.39%	11/15/45		7,911,000	8,207,209

				200,233,836

U.S. Agency Mortgage-Backed — 16.76%
Fannie Mae Pool 567002
8.00%	05/01/23		6,014	6,264
Fannie Mae Pool 735861
6.50%	09/01/33		9,329	10,411
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34	[2]	115,282	117,897
Fannie Mae Pool AD0538
6.00%	05/01/24		131,856	138,512
Fannie Mae Pool AE0083
6.00%	01/01/40		758,091	902,144
Fannie Mae Pool AL0851
6.00%	10/01/40		882,934	1,026,642
Fannie Mae Pool AL2206
3.09%	07/01/22	[6]	846,722	862,804
Fannie Mae Pool AM4580
3.43%	10/01/23		6,185,999	6,577,606
Fannie Mae REMICS,
Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
0.56%	09/17/27	[2]	9,134	9,004
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.06%	10/25/31	[2]	536,657	539,526
Fannie Mae REMICS,
Series 2007-61, Class AF
(LIBOR USD 1-Month plus 0.28%)
0.39%	03/25/37	[2]	347,328	347,438
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.58%	07/25/37	[2]	275,968	279,480
Fannie Mae REMICS,
Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
1.31%	10/25/49	[2]	2,256,883	2,319,633
Fannie Mae REMICS,
Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
1.01%	11/25/49	[2]	1,744,042	1,794,872

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.51%	10/25/40	[2]	$901,126	$907,353
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.12%	11/25/36	[2]	5,370,176	1,109,305
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40		759,140	848,622
Fannie Mae REMICS,
Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
0.87%	02/25/40	[2]	1,185,050	1,209,917
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	09/25/40	[2]	4,302,483	954,613
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	01/25/50	[2]	5,357,285	5,420,003
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	03/25/50	[2]	13,057,800	13,189,719
Fannie Mae REMICS,
Series G92-10, Class Z
7.75%	01/25/22		11	11
Freddie Mac Gold Pool A45796
7.00%	01/01/33		1,773	1,931
Freddie Mac Gold Pool C46104
6.50%	09/01/29		4,598	5,168
Freddie Mac Gold Pool G13032
6.00%	09/01/22		27,992	28,304
Freddie Mac Gold Pool G13475
6.00%	01/01/24		8,768	8,973
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		292,430	329,617
Freddie Mac REMICS,
Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
1.11%	06/15/31	[2]	4,815	4,921
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/15/33	[2]	2,059,128	2,090,830
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
0.41%	04/15/35	[2]	1,831,105	1,835,957

See accompanying Notes to Financial Statements.

127 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3084, Class FN
(LIBOR USD 1-Month plus 0.50%)
0.61%	12/15/34	[2]	$648,362	$648,923
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37		208,605	242,507
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.41%	08/15/35	[2]	554,766	556,980
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.41%	08/15/35	[2]	1,430,658	1,436,367
Freddie Mac REMICS,
Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
1.05%	06/15/38	[2]	306,893	315,146
Freddie Mac REMICS,
Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
1.01%	05/15/39	[2]	240,109	245,782
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.51%	11/15/40	[2]	166,258	165,494
Freddie Mac REMICS,
Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
0.46%	02/15/41	[2]	2,379,927	2,386,327
Freddie Mac REMICS,
Series 4959, Class JF
(LIBOR USD 1-Month plus 0.45%)
0.56%	03/25/50	[2]	8,364,450	8,443,061
Freddie Mac Strips,
Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
0.41%	07/15/36	[2]	1,663,509	1,671,287
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/15/42	[2]	1,963,506	1,978,883
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.61%	11/15/43	[2]	9,063,426	9,160,621
Ginnie Mae (TBA)
2.00%	05/20/51		42,050,000	42,374,397
2.50%	05/20/51		115,425,000	118,843,190
2.50%	06/20/51		14,400,000	14,800,556
Ginnie Mae I Pool BW5284
3.55%	10/15/50		10,722,384	10,904,129
Ginnie Mae II Pool 1849
8.50%	08/20/24		171	172

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 2020
8.50%	06/20/25		$207	$211
Ginnie Mae II Pool 2286
8.50%	09/20/26		214	231
Ginnie Mae II Pool 2487
8.50%	09/20/27		4,867	5,357
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.88%	04/20/27	[2]	10,305	10,677
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
3.00%	03/20/32	[2]	10,413	10,562
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.88%	06/20/32	[2]	7,164	7,509
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.25%	07/20/34	[2]	212,409	220,580
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 2.00%)
3.50%	01/20/35	[2]	5,428	5,503
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
3.00%	02/20/25	[2]	7,202	7,282
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.69%	05/20/37	[2]	3,369,051	492,877
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26		1,231,957	1,253,297
UMBS (TBA)
2.00%	05/01/51		97,250,000	96,896,710
2.50%	05/01/51		58,225,000	59,626,036

				415,588,131

Total Mortgage-Backed
(Cost $940,411,394)				941,388,489

MUNICIPAL BONDS — 0.59%*

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		895,000	897,304

Florida — 0.15%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
1.74%	10/01/26		800,000	802,568
1.89%	10/01/27		1,500,000	1,493,130
2.14%	10/01/28		445,000	444,008

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida (continued)
2.29%	10/01/29		$985,000	$981,061

				3,720,767

New York — 0.40%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25		1,110,000	1,197,954
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries B2
2.31%	11/01/26		4,060,000	4,302,041
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.00%	03/15/24		4,040,000	4,560,500

				10,060,495

Total Municipal Bonds
(Cost $14,365,460)				14,678,566

U.S. TREASURY SECURITIES — 14.35%

U.S. Treasury Notes — 14.35%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.11%)
0.13%	04/30/22	[2]	20,000,000	20,021,576
U.S. Treasury Notes
0.13%	01/31/23		71,860,000	71,826,316
0.13%	02/28/23		185,635,000	185,526,229
0.13%	03/31/23		71,495,000	71,448,919
0.50%	02/28/26		3,965,000	3,887,249
0.75%	03/31/26		3,150,000	3,122,807

Total U.S. Treasury Securities
(Cost $355,993,797)				355,833,096

Total Bonds — 94.68%
(Cost $2,334,091,114)				2,348,139,889

Issues			Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,4,5,8			106,501	—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)				6,393

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 15.18%
Foreign Government Obligations — 0.88%
Japan Treasury Discount Bill,
Series 962
(Japan)
0.00%[9]	04/05/21	[3]	2,420,000,000	21,905,106

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds — 10.87%
Dreyfus Government Cash Management Fund
0.03%[10]		92,970,000	$92,970,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[10,11]		102,811	102,811
JPMorgan U.S. Government Money Market Fund
0.03%[10]		76,562,000	76,562,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[10]		99,993,000	99,993,000

			269,627,811

U.S. Treasury Bills — 3.43%
U.S. Treasury Bills
0.10%[9]	04/01/21	$15,000,000	15,000,000
0.05%[9]	08/12/21	70,000,000	69,996,122

			84,996,122

Total Short-Term Investments
(Cost $377,898,748)			376,529,039

Total Investments Before Written Swaptions - 109.86%
(Cost $2,719,007,522)			2,724,675,321

Written Swaptions - 0.00%
(Cost $(540,000))			(4,596)

Liabilities in Excess of Other Assets - (9.86)%			(244,504,329)

Net Assets - 100.00%			$2,480,166,396

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $10,072,005, which is 0.41% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2021.
[8]	Non-income producing security.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2021.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $27.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

129 / Annual Report March 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 23,323,727	JPY 2,420,000,000	Goldman Sachs International		04/05/21	$1,422,086

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	453	06/30/21	$(55,899,492)	$713,973	$713,973
U.S. Treasury Ten Year Ultra Bond	287	06/21/21	(41,238,313)	1,450,088	1,450,088

TOTAL FUTURES CONTRACTS			$(97,137,805)	$2,164,061	$2,164,061

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$ 3,425,000	$82,272	$73,959	$8,313

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

			Received by the Fund		Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a
30-year Interest Rate	Goldman Sachs		3-month
Swap	International	12/24/23	USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$6,393	$939,000	$(932,607)

			Received by the Fund		Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation

WRITTEN SWAPTIONS
Option to enter into a
30-year Interest Rate	Goldman Sachs				3-month
Swap	International	12/24/23	7.50%	Quarterly	USD LIBOR	Quarterly	$300,000	$(4,596)	$(540,000)	$535,404

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 130

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

BONDS – 87.18%

ASSET-BACKED SECURITIES — 15.09%**
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
0.00%	01/21/32	[1,2,3]	$45,000	$45,062
Cedar Funding VI CLO Ltd.,
Series 2016-6A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.82%	10/20/28	[1,2,3]	35,000	34,983
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.51%	10/25/32	[1,2,3]	180,000	180,256
Conseco Finance Corp.,
Series 1998-3, Class A6
6.76%	03/01/30	[4]	32,994	33,050
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52	[1,4]	570,863	39,203
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	140,000	140,532
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,5,6]	419,900	48,883
Dryden 85 CLO Ltd.,
Series 2020-85A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
1.56%	10/15/32	[1,2,3]	200,000	200,428
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	101,667	102,666
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	10/19/32	[1,2,3]	180,000	180,223
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	04/20/28	[1,2,3]	100,000	100,065
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.95%	01/20/34	[1,2,3]	40,000	40,084
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[5,6]	74,661	73,530

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.49%	08/15/31	[2]	$145,831	$134,726
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
0.97%	10/27/70	[2]	215,000	195,737
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	01/25/83	[2]	340,000	320,540
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	04/26/83	[2]	340,000	318,278
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	04/25/73	[2]	340,000	337,419
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/25/73	[2]	235,000	231,278
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83	[2]	340,000	335,065
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	287,098	324,508
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	306,950	371,374
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	01/17/32	[1,2,3]	25,000	25,014

Total Asset-Backed Securities
(Cost $4,124,450)				3,812,904

CORPORATES — 27.17%*

Banking — 2.28%
Bank of America Corp.
(MTN)
2.88%	10/22/30	[4]	55,000	56,606
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	50,000	50,168
Comerica, Inc.
5.63%	10/01/69	[4]	45,000	49,669
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,4]	35,000	36,335

See accompanying Notes to Financial Statements.

131 / Annual Report March 2021

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28	[3,4]	$100,000	$98,328
JPMorgan Chase & Co.
2.18%	06/01/28	[4]	85,000	85,984
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[3,4]	65,000	71,570
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	50,000	51,609
2.39%	06/02/28	[4]	75,000	76,911

				577,180

Communications — 5.97%
AT&T, Inc.
3.50%	09/15/53	[1]	65,000	60,182
3.80%	12/01/57	[1]	136,000	129,561
4.75%	05/15/46		15,000	17,297
Cable One, Inc.
4.00%	11/15/30	[1]	37,000	36,572
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	05/01/32	[1]	36,000	36,504
5.38%	06/01/29	[1]	30,000	32,209
CSC Holdings LLC
5.38%	02/01/28	[1]	5,000	5,269
6.50%	02/01/29	[1]	12,000	13,282
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	85,000	61,388
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,7,8]	38,000	24,154
9.75%	07/15/25	[1,3,7,8]	71,000	44,545
Lumen Technologies, Inc.
4.00%	02/15/27	[1]	24,000	24,546
Qwest Corp.
7.25%	09/15/25		70,000	82,162
Scripps Escrow II, Inc.
5.38%	01/15/31	[1]	25,000	24,859
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	200,000	225,515
Sinclair Television Group, Inc.
4.13%	12/01/30	[1]	52,000	50,212
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	120,000	128,859
Time Warner Cable LLC
5.50%	09/01/41		100,000	118,734
T-Mobile USA, Inc.
1.50%	02/15/26	[1]	10,000	9,914
2.25%	02/15/26		78,000	78,221
2.55%	02/15/31	[1]	10,000	9,810
2.63%	04/15/26		38,000	38,596
3.88%	04/15/30	[1]	25,000	27,165
Verizon Communications, Inc.
2.10%	03/22/28		15,000	15,056

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
2.55%	03/21/31		$40,000	$39,969
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	66,000	70,147
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[3]	48,000	57,126
Walt Disney Co. (The)
2.65%	01/13/31		45,000	45,992

				1,507,846

Consumer Discretionary — 1.08%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.90%	02/01/46		85,000	101,766
Bacardi Ltd.
(Bermuda)
5.30%	05/15/48	[1,3]	40,000	49,305
BAT Capital Corp.
2.73%	03/25/31		25,000	24,321
4.39%	08/15/37		20,000	20,993
4.54%	08/15/47		75,000	75,631

				272,016

Electric — 1.03%
Entergy Texas, Inc.
3.45%	12/01/27		150,000	160,761
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	39,000	39,381
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	55,000	59,862

				260,004

Energy — 3.22%
Energy Transfer Operating LP
5.00%	05/15/50		15,000	15,575
5.50%	06/01/27		3,000	3,464
Hess Corp.
4.30%	04/01/27		50,000	54,626
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	50,791
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35	[3]	100,000	95,285
6.75%	09/21/47	[3]	50,000	42,613
6.95%	01/28/60	[3]	35,000	30,034
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		50,000	55,089
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	100,000	99,062
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	37,727	31,600
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		174,000	186,652
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		35,000	35,262

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 132

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[1,3]	$29,725	$28,146
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	20,000	18,524
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	11,400	10,859
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		32,000	32,880
6.88%	09/01/27		22,000	22,697

				813,159

Entertainment — 0.16%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	40,000	40,363

Finance — 2.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	75,000	76,753
Air Lease Corp.
(MTN)
2.30%	02/01/25		75,000	76,674
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[1,3]	56,000	59,745
5.25%	05/15/24	[1,3]	10,000	10,816
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 1.27%)
1.46%	03/28/22	[2]	115,000	114,269
General Motors Financial Co., Inc.
3.15%	06/30/22		75,000	77,098
3.45%	04/10/22		20,000	20,487
4.38%	09/25/21		25,000	25,465
Goldman Sachs Group, Inc. (The)
3.69%	06/05/28	[4]	50,000	54,616
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	50,000	52,846
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	35,000	36,570

				605,339

Food — 1.04%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30	[1,3]	25,000	27,719
Kraft Heinz Foods Co.
5.00%	06/04/42		74,000	83,392
Pilgrim’s Pride Corp.
4.25%	04/15/31	[1]	25,000	24,930

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Post Holdings, Inc.
4.63%	04/15/30	[1]	$50,000	$50,187
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	75,000	75,964

				262,192

Gaming — 0.20%
Churchill Downs, Inc.
4.75%	01/15/28	[1]	50,000	51,828

Health Care — 3.10%
AbbVie, Inc.
3.60%	05/14/25		50,000	54,501
Bausch Health Americas, Inc.
9.25%	04/01/26	[1]	7,000	7,765
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	70,000	79,112
4.63%	06/25/38	[1]	35,000	40,350
Centene Corp.
3.00%	10/15/30		59,000	58,976
CommonSpirit Health
2.78%	10/01/30		30,000	30,600
CVS Health Corp.
5.05%	03/25/48		60,000	73,718
Elanco Animal Health, Inc.
5.90%	08/28/28		60,000	68,212
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[1,3]	25,000	25,390
HCA, Inc.
5.25%	04/15/25		12,000	13,713
5.25%	06/15/49		110,000	134,924
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	35,000	36,045
5.38%	11/15/22		43,000	45,168
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	43,000	45,903
Tenet Healthcare Corp.
4.88%	01/01/26	[1]	67,000	69,747

				784,124

Industrials — 2.03%
Ball Corp.
4.00%	11/15/23		30,000	31,987
Berry Global, Inc.
1.57%	01/15/26	[1]	40,000	39,414
Boeing Co. (The)
1.43%	02/04/24		60,000	60,111
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36	[2]	325,000	263,338
Graphic Packaging International LLC
4.88%	11/15/22		55,000	57,668
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	5,075

See accompanying Notes to Financial Statements.

133 / Annual Report March 2021

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
OI European Group BV
(Netherlands)
4.00%	03/15/23	[1,3]	$15,000	$15,422
Sealed Air Corp.
4.00%	12/01/27	[1]	5,000	5,137
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	34,000	35,481

				513,633

Information Technology — 0.41%
NCR Corp.
5.13%	04/15/29	[1]	37,000	37,366
Oracle Corp.
2.88%	03/25/31		25,000	25,462
3.95%	03/25/51		40,000	41,311

				104,139

Insurance — 0.84%
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	50,000	63,427
Nationwide Mutual Insurance Co.
2.47%	12/15/24	[1,4]	75,000	74,959
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	65,000	73,294

				211,680

Materials — 0.05%
International Flavors & Fragrances, Inc.
5.00%	09/26/48		10,000	12,356

Real Estate Investment Trust (REIT) — 1.64%
American Campus Communities Operating Partnership LP
3.63%	11/15/27		50,000	54,611
3.75%	04/15/23		35,000	37,022
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30		5,000	4,633
2.90%	11/15/24		80,000	84,672
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		65,000	73,107
5.75%	06/01/28		25,000	28,912
Lexington Realty Trust
2.70%	09/15/30		35,000	34,233
SL Green Operating Partnership LP
3.25%	10/15/22		40,000	41,473
Ventas Realty LP
4.40%	01/15/29		50,000	56,185

				414,848

Retail — 0.16%
Yum! Brands, Inc.
4.63%	01/31/32		40,000	40,888

Services — 0.41%
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26	[1,3]	7,000	7,727

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
5.00%	11/01/22	[1,3]	$45,000	$47,471
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	48,000	49,280

				104,478

Transportation — 1.15%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		181,975	181,477
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		100,000	108,648

				290,125

Total Corporates
(Cost $6,667,844)				6,866,198

MORTGAGE-BACKED — 44.21%**

Non-Agency Commercial Mortgage-Backed — 5.40%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	1,500,000	63,264
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.74%	09/10/45	[1,4]	1,369,970	24,641
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.99%	10/10/47	[4]	4,503,286	133,329
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.45%	04/15/47	[1,4]	301,996	1,218
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.11%	10/10/46	[4]	1,795,621	43,179
Commercial Mortgage Trust,
Series 2014-CR17, Class XA (IO)
0.97%	05/10/47	[4]	2,078,575	51,378
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.49%	02/10/37	[1,4]	2,030,000	45,009
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.54%	09/15/37	[1,4]	9,783,817	209,536
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.83%	04/15/50	[4]	1,728,205	45,713
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[1,4]	940,000	12,477
GS Mortgage Securities Trust,
Series 2012-GC6, Class XA (IO)
1.92%	01/10/45	[1,4]	20,210,499	118,094
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
0.20%	01/10/45	[1,4]	5,749,132	9,761

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 134

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.93%	11/10/45	[4]	$2,681,219	$59,357
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XA (IO)
0.99%	08/15/47	[4]	542,974	14,536
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.84%	11/15/47	[4]	5,033,844	130,193
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class XA (IO)
0.92%	12/15/46	[4]	6,017,222	122,434
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.49%	12/15/47	[4]	1,969,947	38,548
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.11%	01/15/46	[4]	6,391,421	15,605
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-BOLT, Class B
(LIBOR USD 1-Month plus 2.20%)
2.31%	07/15/34	[1,2]	91,653	89,705
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.06%	05/10/45	[1,4]	1,615,682	17,791
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.61%	11/15/49	[4]	1,104,515	58,086
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.47%	03/15/44	[1,4]	1,107,038	1,635
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.67%	11/15/44	[1,4]	3,003,089	5,645
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.87%	11/15/45	[1,4]	921,023	19,950
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.72%	06/15/46	[4]	2,941,456	33,436

				1,364,520

Non-Agency Mortgage-Backed — 29.53%
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26	[4]	53,496	54,438
Conseco Finance Corp.,
Series 1998-4, Class A6
6.53%	04/01/30	[4]	76,552	77,803
Conseco Finance Corp.,
Series 1998-4, Class A7
6.87%	04/01/30	[4]	37,906	38,592
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30	[4]	81,830	48,734

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/21)
3.79%	02/25/37		$294,362	$240,679
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/21)
3.47%	03/25/37		937,412	483,200
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.22%	12/25/37	[2]	391,298	363,452
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.33%	01/25/38	[2]	938,804	666,621
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.21%	03/25/37	[2]	636,644	386,128
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.13%	04/19/36	[4]	236,998	209,856
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
2.99%	05/25/37	[4]	331,264	309,779
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		297,871	279,725
Impac CMB Trust,
Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
0.73%	09/25/34	[2]	148,230	146,656
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
2.99%	12/25/35	[4]	311,935	310,664
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		64,476	65,082
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		27,142	27,414
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		59,425	61,618
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A5
6.96%	09/25/28	[4]	143,233	151,901
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 05/25/21)
4.21%	03/25/47		745,146	582,898

See accompanying Notes to Financial Statements.

135 / Annual Report March 2021

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21		$57,545	$55,459
JPMorgan Mortgage Trust,
Series 2007-S1, Class 1A2
5.50%	03/25/22		15,868	15,790
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.44%	04/25/37	[2,5,6]	1,696,107	159,315
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
1.27%	08/25/35	[2]	638,150	591,752
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37		363,756	410,304
Mid-State Capital Corp. Trust,
Series 2004-1, Class M1
6.50%	08/15/37		251,576	273,028
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		127,304	136,918
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38		6,886	7,668
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.17%	09/25/34	[4]	169,796	169,072
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	991,113	397,188
Oakwood Mortgage Investors, Inc.,
Series 1998-A, Class M
6.83%	05/15/28	[4]	32,502	32,666
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		145,100	147,285
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	186,013	190,407
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.41%	03/25/35	[4]	172,970	98,226
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.71%	09/25/34	[4]	193,242	196,864
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.21%	07/25/34	[1,2]	77,216	76,267

				7,463,449

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 6.21%
Fannie Mae-Aces,
Series 2011-M5, Class X (IO)
1.09%	07/25/21	[4]	$1,067,427	$2,089
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.83%	07/25/39	[4]	568,832	23,144
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	535,000	58,949
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K021, Class X3 (IO)
1.97%	07/25/40	[4]	1,150,000	27,148
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40	[4]	5,250,000	121,099
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K023, Class X3 (IO)
1.69%	10/25/40	[4]	4,050,000	91,002
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K027, Class X3 (IO)
1.71%	01/25/41	[4]	5,000,000	141,853
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41	[4]	5,999,569	197,308
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K034, Class X1 (IO)
0.08%	07/25/23	[4]	6,275,747	13,667
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K040, Class X3 (IO)
2.04%	11/25/42	[4]	1,100,000	72,871
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K723, Class X1 (IO)
0.95%	08/25/23	[4]	6,498,829	112,548
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K724, Class X1 (IO)
0.26%	11/25/23	[4]	16,621,737	95,751
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KAIV, Class X2 (IO)
3.59%	06/25/41	[4]	1,220,000	7,159
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC04, Class X1 (IO)
1.25%	12/25/26	[4]	2,269,306	112,231

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 136

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27	[4]	$1,994,894	$107,546
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS11, Class XFX (IO)
1.60%	06/25/29	[4]	350,000	36,617
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24		3,787,735	27,085
FREMF Mortgage Trust,
Series 2012-K23, Class X2A (IO)
0.13%	10/25/45	[1]	60,112,240	82,062
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49	[1]	25,000,000	63,905
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.03%	10/16/49	[4]	4,629,362	579
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.29%	09/16/50	[4]	1,561,239	17,956
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.18%	05/16/55	[4]	1,403,939	17,048
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.82%	11/16/54	[4]	815,609	31,458
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.56%	10/16/56	[4]	759,547	23,547
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
0.96%	01/15/48	[4]	2,841,978	83,397

				1,568,019

U.S. Agency Mortgage-Backed — 3.07%
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.75%	05/25/23	[2]	541	588
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
7.84%	12/18/30	[2]	87,489	11,036
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	402	446
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	4,145	4,857

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.99%	10/25/25	[2]	$530,367	$37,784
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.09%	01/25/37	[2]	729,842	176,773
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.94%	11/25/36	[2]	868,035	160,344
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.31%	05/25/40	[2]	802,013	163,368
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	5,217	5,509
Freddie Mac REMICS,
Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant
Maturity 10 Year plus 19.39%, 18.31% Cap)
16.57%	02/15/24	[2]	29,879	33,977
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36	[2]	11,069,389	49,231
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
6.01%	03/15/37	[2]	583,250	111,179
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.07%	11/26/23	[2]	19,024	21,690

				776,782

Total Mortgage-Backed
(Cost $15,530,106)				11,172,770

MUNICIPAL BONDS — 0.71%*

California — 0.14%
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41		35,000	34,836

Colorado — 0.12%
City & County of Denver Airport System Revenue Bonds,
Series C
2.24%	11/15/30		30,000	29,360

Florida — 0.06%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.86%	10/01/35		15,000	14,935

See accompanying Notes to Financial Statements.

137 / Annual Report March 2021

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York — 0.39%
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49	$5,000	$6,215
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B3
1.85%	08/01/32	75,000	70,600
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series E
4.00%	03/15/43	20,000	22,849

			99,664

Total Municipal Bonds
(Cost $182,974)			178,795

Total Bonds — 87.18%
(Cost $26,505,374)			22,030,667

Issues		Shares	Value

COMMON STOCK — 0.30%

Real Estate Investment Trust (REIT) — 0.30%
AGNC Investment Corp.		4,500	75,420

Total Common Stock
(Cost $64,005)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 7.21%

Money Market Funds — 2.07%
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[9]		26,665	26,665
JPMorgan U.S. Government Money Market Fund
0.03%[9]		248,000	248,000
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[9]		248,000	248,000

			522,665

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 5.14%
U.S. Treasury Bills
0.05%[10]	08/12/21	$1,300,000	$1,299,928

Total Short-Term Investments
(Cost $1,822,422)			1,822,593

Total Investments - 94.69%
(Cost $28,391,801)			23,928,680

Cash and Other Assets, Less Liabilities - 5.31%			1,341,624

Net Assets - 100.00%			$25,270,304

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.

[3]	Foreign denominated security issued by foreign domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $313,328, which is 1.24% of total net assets.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents the current yield as of March 31, 2021.

[10]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligations

(CLO): Collateralized Loan Obligation

(IO): Interest Only (LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(STEP): Step Coupon Bond

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	8	06/21/21	$(1,149,500)	$40,420	$40,420
U.S. Treasury Ultra Bond	7	06/21/21	(1,268,531)	64,014	64,014

TOTAL FUTURES CONTRACTS			$(2,418,031)	$104,434	$104,434

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 138

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BONDS – 111.65%
ASSET-BACKED SECURITIES — 3.71%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.21%	12/27/44[1,2]	$20,650,772	$20,955,452
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31[1,2,3]	7,100,000	7,112,425
Aimco CLO 12 Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
1.44%	01/17/32[1,2,3]	48,385,000	48,454,191
Aimco CLO,
Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
1.09%	01/15/28[1,2,3]	3,471,612	3,473,587
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28[1,2,3]	63,810,000	63,811,914
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.64%	10/17/31[1,2,3]	11,960,000	11,984,877
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.28%	04/20/31[1,2,3]	21,475,000	21,470,834
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.02%	01/20/28[1,2,3]	24,394,455	24,355,423
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.30%	07/20/28[1,2,3]	47,401,235	47,398,865
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/20/29[1,2,3]	35,811,000	35,793,954
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.44%	01/20/32[1,2,3]	19,110,000	19,139,047

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.66%	01/25/35[1,2]	$1,152,340	$1,134,799
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.56%	04/25/35[1,2]	2,390,560	2,304,984
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.17%	07/20/29[1,2,3]	28,145,000	28,159,101
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.81%	12/26/35[2]	35,318	35,099
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.39%	02/25/35[2]	12,315,000	12,608,321
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
1.24%	11/25/33[2]	16,050,000	16,200,957
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.22%	10/27/36[2]	24,361,000	24,511,600
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.51%	10/25/32[1,2,3]	4,970,000	4,977,057
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
0.50%	06/25/42[1,2]	12,019,116	10,951,119
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.42%	10/20/30[1,2,3]	27,190,000	27,196,798
College Loan Corp. Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
0.73%	01/15/37[2]	2,330,339	2,147,460
Conseco Finance Corp.,
Series 1998-3, Class A6
6.76%	03/01/30[4]	309,460	309,981
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.01%	11/15/28[1,2,3]	18,924,695	18,934,119

See accompanying Notes to Financial Statements.

139 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.46%	01/18/32[1,2,3]	$29,220,000	$29,264,414
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29[1,2,3]	22,948,000	22,906,556
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.41%	01/15/34[1,2,3]	23,950,000	24,025,443
Eaton Vance CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	10/15/30[1,2,3]	34,575,000	34,692,901
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.46%	07/26/66[1,2]	35,752,461	36,766,058
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.91%	04/26/32[1,2]	12,135,851	12,175,716
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.87%	04/25/35[2]	14,933	14,899
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	03/25/36[2]	9,922,773	9,983,646
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.46%	03/25/36[1,2]	12,401,393	12,668,409
Flatiron CLO Ltd.,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.89%)
1.13%	04/15/27[1,2,3]	3,096,820	3,098,610
Galaxy XXIX CLO Ltd.,
Series 2018-29A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
0.98%	11/15/26[1,2,3]	3,612,701	3,614,641
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
0.42%	05/25/36[2]	25,000,000	24,538,639

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	$29,681,667	$29,973,571
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.64%	08/25/42[2]	2,105,387	1,977,792
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
0.76%	09/25/41[1,2]	17,905,518	17,843,771
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/31[1,2,3]	10,025,000	10,066,102
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.32%	10/29/29[1,2,3]	5,283,000	5,283,792
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	624,521	687,896
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	41,020,786	44,606,737
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.36%	07/19/27[1,2,3]	25,575,000	25,588,683
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.48%	07/15/27[1,2,3]	16,800,903	16,802,751
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.26%	10/20/27[1,2,3]	6,021,166	6,020,263
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.10%	04/20/28[1,2,3]	28,348,751	28,364,598
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.31%	06/25/37[1,2]	232,141	185,055
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
1.45%	01/15/33[1,2,3]	11,550,000	11,566,632

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 140

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.29%	04/19/33[1,2,3]	$30,825,000	$30,840,258
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
0.99%	04/15/29[1,2,3]	7,077,500	7,062,446
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.27%	11/15/28[1,2,3]	20,600,000	20,616,150
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.45%	01/25/32[1,2,3]	27,025,000	27,062,646
Magnetite XXVII Ltd.,
Series 2020-27A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	07/20/33[1,2,3]	1,660,000	1,663,529
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.62%	06/25/31[2]	757,376	746,985
Navient Student Loan Trust,
Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
0.75%	03/25/83[2]	36,887,504	36,701,818
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
0.73%	03/25/83[2]	63,205,520	62,905,664
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
0.73%	03/25/83[2]	94,795,088	94,306,886
Navient Student Loan Trust,
Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
0.72%	03/25/83[2]	39,412,709	39,230,405
Navient Student Loan Trust,
Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
0.72%	03/25/83[2]	81,279,203	80,845,873
Navient Student Loan Trust,
Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
0.71%	04/25/40[2]	60,224,616	59,987,086
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
0.68%	11/26/40[2]	119,750,739	119,322,875

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust,
Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.26%	03/25/66[1,2]	$58,176,275	$59,011,779
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
0.63%	08/23/36[1,2]	12,058,190	11,921,761
Nelnet Student Loan Trust,
Series 2007-2A, Class A3L
(LIBOR USD 3-Month plus 0.35%)
0.55%	03/25/26[1,2]	20,750,441	20,653,568
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/27/36[1,2]	10,607,698	10,533,679
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.06%	11/25/48[1,2]	11,630,000	11,836,262
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
0.66%	07/25/46[1,2]	58,498,608	58,383,535
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.70%	04/25/46[1,2]	109,144,922	108,337,400
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.01%	06/25/54[1,2]	8,890,000	8,958,409
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	04/20/33[1,2,3]	25,455,000	25,484,299
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.12%	10/25/41[2]	16,170,498	16,346,733
OCP CLO Ltd.,
Series 2020-19A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.97%	07/20/31[1,2,3]	16,640,000	16,680,768
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	10/19/32[1,2,3]	14,400,000	14,417,856
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.60%	11/15/31[1,2,3]	32,300,000	32,395,931

See accompanying Notes to Financial Statements.

141 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.27%	04/20/27[1,2,3]	$8,123,810	$8,129,212
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.12%	10/24/27[1,2,3]	50,596,840	50,626,034
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.22%	04/20/28[1,2,3]	32,262,230	32,280,264
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
1.59%	01/20/34[1,2,3]	50,000,000	50,321,000
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/25/41[1,2]	116,494,533	115,912,569
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.19%	04/20/34[1,2,3]	42,760,000	42,678,799
Residential Asset Mortgage Products Trust,
Series 2005-RZ4, Class M3
(LIBOR USD 1-Month plus 0.78%)
0.89%	11/25/35[2]	202,236	202,159
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.26%	10/15/29[1,2,3]	26,680,000	26,643,849
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.41%	10/20/30[1,2,3]	1,880,000	1,880,470
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
1.53%	01/20/32[1,2,3]	23,840,000	23,888,157
Scholar Funding Trust,
Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.21%	03/28/46[1,2]	20,161,809	20,519,132
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.28%)
0.39%	06/25/36[2]	252,444	197,972

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.43%	01/20/34[1,2,3]	$41,060,000	$41,155,875
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	32,044,697	31,559,020
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.49%	08/15/31[2]	280,335	258,988
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.78%	12/15/32[2]	12,401,167	12,715,202
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
0.77%	03/15/38[2]	53,263	50,729
SLM Student Loan Trust,
Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
0.93%	03/15/33[1,2]	4,712,798	4,591,428
SLM Student Loan Trust,
Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
0.82%	01/25/41[2]	58,614,817	58,484,843
SLM Student Loan Trust,
Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.39%	01/25/41[2]	33,053,618	32,184,962
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.38%	01/25/41[2]	32,989,000	32,348,756
SLM Student Loan Trust,
Series 2007-1, Class A6
(LIBOR USD 3-Month plus 0.14%)
0.36%	01/27/42[2]	32,050,000	31,077,254
SLM Student Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
0.44%	01/27/42[2]	4,007,523	3,680,859
SLM Student Loan Trust,
Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.28%	01/25/22[2]	2,338,981	2,262,906
SLM Student Loan Trust,
Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
1.07%	04/27/43[2]	4,256,180	4,029,387
SLM Student Loan Trust,
Series 2007-7, Class A4
(LIBOR USD 3-Month plus 0.33%)
0.55%	01/25/22[2]	279,040	272,114

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 142

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
0.87%	01/25/22[2]	$36,873,744	$36,201,475
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.97%	04/25/23[2]	83,836,532	82,618,356
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	01/25/83[2]	38,874,000	36,649,003
SLM Student Loan Trust,
Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.22%	10/25/21[2]	17,323	17,226
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	04/26/83[2]	2,260,000	2,115,615
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.87%	07/25/22[2]	2,041,918	2,076,271
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	04/25/73[2]	8,849,000	8,781,823
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.92%	07/25/23[2]	29,891,431	30,111,726
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/25/73[2]	37,199,000	36,609,824
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23[2]	12,716,419	12,691,518
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83[2]	31,424,000	30,967,881
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83[2]	17,206,000	17,183,581
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23[2]	2,660,069	2,675,767
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/75[2]	625,000	628,983

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23[2]	$61,096,477	$61,424,215
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/83[2]	45,100,000	45,451,094
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.86%	01/25/45[1,2]	158,548,738	160,592,447
SLM Student Loan Trust,
Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
1.26%	10/25/34[2]	2,721,510	2,775,979
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.06%	09/25/28[2]	611,365	604,670
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.81%	01/25/29[2]	12,874,478	12,503,056
SLM Student Loan Trust,
Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
0.76%	12/27/38[2]	15,089,266	15,102,195
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.76%	05/26/26[2]	22,289,849	21,885,651
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	17,450,000	16,096,508
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.39%	01/17/32[1,2,3]	52,015,000	52,069,096
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.29%	10/20/28[1,2,3]	19,764,171	19,767,136
Voya CLO Ltd.,
Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
0.94%	07/25/26[1,2,3]	3,855,821	3,855,886

See accompanying Notes to Financial Statements.

143 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.82%	07/19/31[1,2,3]	$44,530,000	$44,617,234

Total Asset-Backed Securities
(Cost $3,208,664,549)			3,226,420,296

BANK LOANS — 1.48%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/30/26[2]	21,089,742	20,905,207

Communications — 0.29%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.11%	01/31/25[2]	13,403,506	13,336,489
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27[2]	49,883,337	49,438,128
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.87%	02/01/27[2]	7,949,123	7,920,824
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	07/17/25[2]	11,016,308	10,890,226
2.36%	01/15/26[2]	24,804,183	24,501,944
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.61%	04/15/27[2]	14,560,730	14,413,886
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/08/21[2]	13,775,000	13,757,781
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/13/22[2,3]	5,901,831	5,987,407
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 3.50%)
8.75%	01/02/24[2,3]	2,000,000	2,046,250
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24[2,3]	25,379,651	25,964,525
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/01/27[2]	22,889,876	22,622,866
Sinclair Television Group, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
2.36%	01/03/24[2]	12,850,000	12,792,175

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27[2]	$51,032,237	$50,689,045

			254,361,546

Consumer Discretionary — 0.01%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/06/23[2]	11,617,246	11,581,871

Electric — 0.07%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/06/26[2]	32,486,758	32,352,426
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	6,076,402	4,405,391
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25[2]	27,182,794	27,027,445

			63,785,262

Entertainment — 0.01%
CineWorld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25[2]	7,823,390	6,707,149

Finance — 0.09%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.86%	02/27/26[2,3]	1,473,688	1,433,162
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
3.25%	12/01/27[2]	2,992,500	2,995,537
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23[2]	40,728,731	40,692,279
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.11%	04/30/28[2]	28,600,000	28,284,542

			73,405,520

Food — 0.02%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	16,461,103	16,401,678

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 144

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Food (continued)
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.11%	05/01/26[2,3]	$1,121,965	$1,116,944

			17,518,622

Gaming — 0.10%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.61%	07/21/25[2]	4,975,000	4,991,393
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.86%	12/23/24[2]	55,581,379	54,844,092
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.11%	12/27/24[2]	11,602,689	11,573,682
2.12%	03/17/28[2]	13,000,000	12,951,250

			84,360,417

Health Care — 0.48%
Avantor Funding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	11/08/27[2]	67,231,500	67,340,751
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	6,520,459	6,507,385
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	26,628,343	26,629,808
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27[2]	94,031,575	92,939,868
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25[2]	53,127,718	52,906,441
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/15/27[2]	55,020,208	54,473,308
HCA, Inc.,
Term Loan B12, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/13/25[2]	14,775,000	14,785,564
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/26/28[2]	40,995,476	40,933,983

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	11/27/25[2]	$4,292,763	$4,274,261
(LIBOR plus 3.00%)
3.11%	06/02/25[2]	56,271,433	56,159,453

			416,950,822

Industrials — 0.12%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26[2]	79,560,418	79,038,105
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	06/30/24[2]	2,916,667	2,923,652
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.44%	04/03/24[2]	4,226,093	4,142,099
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25[2]	15,382,726	15,091,300
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
2.36%	12/09/25[2]	5,403,750	5,299,052

			106,494,208

Information Technology — 0.05%
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/07/24[2]	13,182,323	13,142,776
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/17/25[2]	8,883,933	8,849,508
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.95%	06/11/25[2]	6,369,381	6,345,496
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[2]	7,921,735	7,852,935
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[2]	5,914,787	5,863,417

			42,054,132

Real Estate Investment Trust (REIT) — 0.07%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/11/25[2]	43,840,300	43,401,020

See accompanying Notes to Financial Statements.

145 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24[2]	$19,528,636	$19,335,498

			62,736,518

Retail — 0.09%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	51,179,626	50,871,781
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.86%	11/19/26[2,3]	23,730,305	23,337,331
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/15/28[2]	1,346,440	1,348,964

			75,558,076

Services — 0.03%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	16,149,998	16,180,280
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25[2]	2,528,684	2,513,284
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[2]	5,365,981	5,320,155

			24,013,719

Transportation — 0.03%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	01/29/27[2]	8,019,000	7,340,112
United Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.87%	04/01/24[2]	18,263,853	17,820,315

			25,160,427

Total Bank Loans (Cost $1,281,154,560)			1,285,593,496

CORPORATES — 21.28%*
Automotive — 0.01%
Ford Motor Co.
7.45%	07/16/31	200,000	252,336

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Automotive (continued)
General Motors Co.
(LIBOR USD 3-Month plus 0.90%)
1.08%	09/10/21[2]	$8,685,000	$8,709,255

			8,961,591

Banking — 2.98%
Bank of America Corp.
(MTN)
4.08%	03/20/51[4]	174,751,000	195,536,094
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	178,260,000	178,860,941
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	51,400,000	49,759,388
2.19%	06/05/26[1,3,4]	12,426,000	12,614,817
2.59%	09/11/25[1,3,4]	24,760,000	25,704,265
3.75%	03/26/25[3]	10,000,000	10,786,953
4.28%	01/09/28[1,3]	24,630,000	27,127,921
4.55%	04/17/26[3]	2,715,000	3,039,506
Discover Bank
(BKNT)
2.70%	02/06/30	10,000,000	10,078,992
3.20%	08/09/21	5,860,000	5,904,638
4.20%	08/08/23	15,255,000	16,483,315
Fifth Third Bancorp
2.55%	05/05/27	75,000	78,111
Global Bank Corp.
(Panama)
5.25%	04/16/29[1,3,4]	2,400,000	2,508,000
Grupo Aval Ltd.
(Cayman Islands)
4.38%	02/04/30[1,3]	1,175,000	1,188,559
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	21,085,000	20,765,443
1.75%	07/24/27[3,4]	34,075,000	47,458,883
2.01%	09/22/28[3,4]	180,117,000	177,104,685
2.63%	11/07/25[3,4]	66,815,000	69,954,314
3.95%	05/18/24[3,4]	4,734,000	5,053,955
4.04%	03/13/28[3,4]	20,000,000	21,950,396
4.58%	06/19/29[3,4]	10,000,000	11,258,810
JPMorgan Chase & Co.
2.01%	03/13/26[4]	103,935,000	106,862,697
2.18%	06/01/28[4]	1,290,000	1,304,940
3.20%	06/15/26	1,765,000	1,909,351
3.21%	04/01/23[4]	7,510,000	7,714,943
4.02%	12/05/24[4]	205,535,000	223,074,767
4.20%	07/23/29[4]	8,345,000	9,449,567
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	31,375,000	31,194,383
2.86%	03/17/23[3,4]	10,835,000	11,066,006
2.91%	11/07/23[3,4]	136,630,000	141,518,676
3.87%	07/09/25[3,4]	7,745,000	8,435,089
3.90%	03/12/24[3]	27,591,000	29,979,084

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 146

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
4.05%	08/16/23[3]	$29,990,000	$32,368,384
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27[1,3,4]	31,770,000	31,194,816
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	171,185,000	171,376,438
1.53%	08/21/26[3,4]	37,259,000	36,976,787
3.37%	01/05/24[3,4]	72,705,000	76,023,183
4.80%	11/15/24[3,4]	114,250,000	125,798,443
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	60,000	65,764
Wells Fargo & Co.
3.07%	04/30/41[4]	117,700,000	115,665,242
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	84,665,000	87,389,429
2.39%	06/02/28[4]	142,391,000	146,019,067
2.88%	10/30/30[4]	167,798,000	173,042,632
4.15%	01/24/29	16,758,000	18,903,589
5.01%	04/04/51[4]	87,489,000	112,389,071

			2,592,940,334

Communications — 3.99%
AT&T, Inc.
2.55%	12/01/33[1]	114,000	108,292
3.50%	09/15/53[1]	41,103,000	38,055,974
3.80%	12/01/57[1]	273,699,000	260,741,131
4.30%	12/15/42	30,960,000	34,012,806
4.50%	05/15/35	48,155,000	54,513,586
4.75%	05/15/46	151,527,000	174,730,868
4.85%	03/01/39	4,620,000	5,378,533
5.25%	03/01/37	150,594,000	182,178,590
(LIBOR USD 3-Month plus 1.18%)
1.36%	06/12/24[2]	50,000	51,090
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27[1,3]	3,150,000	3,370,500
Cable One, Inc.
4.00%	11/15/30[1]	16,432,000	16,241,882
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[1]	56,199,000	56,245,364
4.50%	08/15/30[1]	68,186,000	69,750,869
4.75%	03/01/30[1]	6,192,000	6,424,200
5.38%	06/01/29[1]	18,207,000	19,547,763
Charter Communications Operating LLC/Charter
Communications Operating Capital
3.75%	02/15/28	100,000	108,447
4.80%	03/01/50	15,318,000	16,669,660
5.38%	04/01/38	2,030,000	2,415,823
5.38%	05/01/47	95,317,000	110,838,164
5.75%	04/01/48	26,342,000	32,163,845
CSC Holdings LLC
3.38%	02/15/31[1]	7,038,000	6,642,312
5.38%	02/01/28[1]	621,000	654,379

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
5.50%	04/15/27[1]	$3,945,000	$4,146,045
6.75%	11/15/21	4,216,000	4,334,575
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	28,766,000	20,775,106
Frontier Communications Corp.
5.00%	05/01/28[1]	6,605,000	6,729,869
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23[3,7,8]	33,006,000	20,298,690
8.50%	10/15/24[1,3,7,8]	118,259,000	75,168,377
9.75%	07/15/25[1,3,7,8]	45,708,000	28,677,221
Level 3 Financing, Inc.
3.63%	01/15/29[1]	27,865,000	27,070,140
3.88%	11/15/29[1]	67,121,000	70,884,139
4.25%	07/01/28[1]	22,250,000	22,523,452
4.63%	09/15/27[1]	33,755,000	34,800,224
Lumen Technologies, Inc.
4.00%	02/15/27[1]	15,364,000	15,713,410
Qwest Corp.
7.25%	09/15/25	9,409,000	11,043,814
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	51,100,000	57,619,206
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	16,882,000	17,776,459
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	6,088,000	5,878,725
Sirius XM Radio, Inc.
3.88%	08/01/22[1]	1,910,000	1,921,937
Sprint Corp.
7.88%	09/15/23	12,820,000	14,669,285
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21[1]	21,535,500	21,750,855
4.74%	03/20/25[1]	109,491,000	117,574,173
5.15%	03/20/28[1]	299,325,000	341,978,813
TEGNA, Inc.
5.50%	09/15/24[1]	148,000	150,637
Time Warner Cable LLC
4.50%	09/15/42	18,977,000	20,310,740
5.50%	09/01/41	30,584,000	36,313,458
T-Mobile USA, Inc.
2.25%	02/15/26	3,845,000	3,855,887
2.55%	02/15/31[1]	38,653,000	37,916,274
2.63%	04/15/26	109,831,000	111,554,096
3.50%	04/15/25[1]	32,711,000	35,413,910
3.75%	04/15/27[1]	7,651,000	8,362,061
3.88%	04/15/30[1]	209,012,000	227,114,529
4.38%	04/15/40[1]	6,315,000	7,022,659
4.50%	02/01/26	3,639,000	3,732,249
4.50%	04/15/50[1]	5,000,000	5,620,700
4.75%	02/01/28	16,028,000	17,148,357
6.00%	03/01/23	48,736,000	49,101,520
6.00%	04/15/24	54,708,000	55,186,695
Verizon Communications, Inc.
2.10%	03/22/28	22,160,000	22,241,859

See accompanying Notes to Financial Statements.

147 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
2.55%	03/21/31	$114,750,000	$114,661,975
3.55%	03/22/51	7,680,000	7,682,677
4.40%	11/01/34	9,800,000	11,234,332
ViacomCBS, Inc.
3.45%	10/04/26	2,913,000	3,101,570
4.20%	05/19/32	48,485,000	54,279,666
5.85%	09/01/43	11,842,000	15,176,049
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30[1,3]	70,910,000	71,679,152
5.50%	08/15/26[1,3]	19,102,000	19,856,147
5.50%	05/15/29[1,3]	71,116,000	75,584,930
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31[1,3]	11,534,000	11,241,035
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49[3]	154,972,500	184,437,778
5.25%	05/30/48[3]	67,026,500	83,876,967
Walt Disney Co. (The)
2.65%	01/13/31	48,892,000	49,969,284
3.50%	05/13/40	50,500,000	53,508,638
4.63%	03/23/40	46,500,000	56,735,745

			3,466,250,169

Consumer Discretionary — 0.96%
Altria Group, Inc.
3.70%	02/04/51	995,000	908,899
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36	13,275,000	15,593,584
4.90%	02/01/46	62,554,000	74,892,749
Anheuser-Busch InBev Worldwide, Inc.
4.35%	06/01/40	46,730,000	52,971,573
4.38%	04/15/38	2,780,000	3,163,666
4.60%	04/15/48	29,578,000	33,950,057
4.60%	06/01/60	63,922,000	72,595,388
5.45%	01/23/39	2,000,000	2,503,107
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38[1,3]	12,881,000	15,430,013
5.30%	05/15/48[1,3]	39,836,000	49,102,995
BAT Capital Corp.
2.73%	03/25/31	25,230,000	24,545,058
3.56%	08/15/27	30,503,000	32,482,013
3.98%	09/25/50	13,755,000	12,923,322
4.39%	08/15/37	66,445,000	69,742,487
4.54%	08/15/47	118,090,000	119,083,958
4.76%	09/06/49	20,502,000	21,127,034
5.28%	04/02/50	5,356,000	5,903,572
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52[3]	11,770,000	11,902,937

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	$13,985,000	$14,799,491
3.50%	02/11/23[1,3]	4,800,000	4,998,921
3.50%	07/26/26[1,3]	20,350,000	21,757,966
4.25%	07/21/25[1,3]	9,808,000	10,796,798
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24[3]	1,758,000	2,908,319
Reynolds American, Inc.
5.70%	08/15/35	34,320,000	40,726,267
5.85%	08/15/45	96,522,000	113,532,814
Spectrum Brands, Inc.
3.88%	03/15/31[1]	8,675,000	8,500,330

			836,843,318

Electric — 0.66%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	1,460,000	1,555,630
Alliant Energy Finance LLC
3.75%	06/15/23[1]	31,081,000	33,133,425
American Electric Power Co., Inc.,
Series F
2.95%	12/15/22	4,511,000	4,664,807
American Electric Power Co., Inc.,
Series J
4.30%	12/01/28	8,480,000	9,541,884
Appalachian Power Co.
4.45%	06/01/45	100,000	112,505
Appalachian Power Co.,
Series Z
3.70%	05/01/50	9,450,000	9,634,280
Black Hills Corp.
4.35%	05/01/33	1,285,000	1,443,914
Cleco Power LLC
6.00%	12/01/40	1,545,000	1,971,903
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59	4,740,000	4,761,722
Consolidated Edison Co. of New York, Inc.,
Series 20B
3.95%	04/01/50	1,515,000	1,645,804
Consolidated Edison Co. of New York, Inc.,
Series C
3.00%	12/01/60	1,854,000	1,625,401
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48	14,546,000	17,293,007
Duke Energy Carolinas LLC
4.00%	09/30/42	11,040,000	12,365,973
4.25%	12/15/41	18,683,000	21,377,291
Empresas Publicas de Medellin ESP,
Series REGS
(Colombia)
4.38%	02/15/31[3]	1,000,000	1,007,000

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 148

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
Evergy Missouri West, Inc.
8.27%	11/15/21	$75,000	$78,316
Evergy, Inc.
4.85%	06/01/21	2,521,000	2,521,000
FirstEnergy Corp.
2.65%	03/01/30	6,225,000	5,928,907
FirstEnergy Corp.,
Series C
3.40%	03/01/50	31,804,000	27,974,969
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	36,945,000	37,305,354
4.35%	01/15/25[1]	23,330,000	25,432,257
4.55%	04/01/49[1]	13,175,000	13,994,847
5.45%	07/15/44[1]	24,625,000	28,848,276
Florida Power & Light Co.
3.70%	12/01/47	1,340,000	1,449,350
Jersey Central Power & Light Co.
4.30%	01/15/26[1]	6,945,000	7,598,917
4.70%	04/01/24[1]	49,765,000	54,164,398
6.40%	05/15/36	11,630,000	14,479,866
LG&E & KU Energy LLC
4.38%	10/01/21	14,595,000	14,713,514
Metropolitan Edison Co.
3.50%	03/15/23[1]	10,715,000	11,146,428
4.00%	04/15/25[1]	35,719,000	37,943,004
4.30%	01/15/29[1]	16,746,000	18,458,846
Minejesa Capital BV
(Netherlands)
5.63%	08/10/37[1,3]	4,400,000	4,620,000
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	13,350,000	13,429,266
Narragansett Electric Co. (The)
3.40%	04/09/30[1]	6,655,000	7,091,955
Pennsylvania Electric Co.
3.25%	03/15/28[1]	125,000	128,560
4.15%	04/15/25[1]	28,335,000	30,270,931
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Series REGS (EMTN)
(Indonesia)
6.15%	05/21/48[3]	8,400,000	10,242,498
Public Service Co. of New Mexico
3.85%	08/01/25	14,390,000	15,477,140
5.35%	10/01/21	5,065,000	5,126,094
Southwestern Electric Power Co.
3.55%	02/15/22	15,882,000	16,181,238
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26	36,488,000	38,427,854
Tucson Electric Power Co.
4.85%	12/01/48	8,755,000	10,640,568

			575,808,899

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy — 2.27%
Antero Resources Corp.
5.00%	03/01/25	$2,404,000	$2,409,457
7.63%	02/01/29[1]	3,775,000	4,020,195
8.38%	07/15/26[1]	5,607,000	6,195,735
Endeavor Energy Resources LP/EER Finance, Inc.
5.50%	01/30/26[1]	2,377,000	2,472,793
5.75%	01/30/28[1]	2,109,000	2,230,942
Energy Transfer Operating LP
3.75%	05/15/30	34,900,000	36,078,200
4.20%	04/15/27	17,685,000	19,297,486
4.90%	03/15/35	5,160,000	5,483,528
4.95%	06/15/28	11,678,000	13,076,138
5.00%	05/15/50	29,535,000	30,666,352
5.15%	03/15/45	81,000,000	83,854,128
5.30%	04/15/47	6,591,000	6,980,854
5.50%	06/01/27	52,203,000	60,278,978
6.13%	12/15/45	16,239,000	18,636,272
Exxon Mobil Corp.
3.45%	04/15/51	7,866,000	7,958,197
3.57%	03/06/45	1,433,000	1,464,427
4.11%	03/01/46	2,129,000	2,353,527
4.23%	03/19/40	96,653,000	108,877,594
4.33%	03/19/50	86,745,000	99,736,290
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	10,313,000	10,016,486
Hess Corp.
4.30%	04/01/27	15,205,000	16,611,767
5.60%	02/15/41	59,361,000	68,620,668
6.00%	01/15/40	5,095,000	6,064,382
HollyFrontier Corp.
5.88%	04/01/26	15,800,000	17,887,630
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	1,800,000	1,847,340
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	6,100,000	6,260,430
5.75%	04/19/47[3]	15,807,000	18,797,842
Kinder Morgan Energy Partners LP
4.70%	11/01/42	5,000,000	5,399,148
5.00%	08/15/42	5,775,000	6,518,136
5.40%	09/01/44	5,000,000	5,867,125
5.80%	03/15/35	9,835,000	12,045,562
Kinder Morgan, Inc.
5.30%	12/01/34	13,970,000	16,514,645
5.55%	06/01/45	15,316,000	18,436,002
6.95%	06/01/28	5,465,000	6,670,169
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	150,000	208,429
NGPL Pipe Co. LLC
4.38%	08/15/22[1]	22,454,000	23,313,672
Occidental Petroleum Corp.
4.40%	08/15/49	7,000,000	5,853,890

See accompanying Notes to Financial Statements.

149 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy (continued)
4.50%	07/15/44	$16,521,000	$14,092,098
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	44,071,000	44,475,879
Petrobras Global Finance BV
(Netherlands)
5.09%	01/15/30[3]	25,818,000	26,837,811
Petroleos del Peru SA,
Series REGS
(Peru)
4.75%	06/19/32[3]	21,996,000	23,237,234
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	11,085,000	10,628,298
6.50%	01/23/29[3]	80,000	80,955
6.63%	06/15/35[3]	47,662,000	45,414,498
6.75%	09/21/47[3]	148,565,000	126,616,007
6.95%	01/28/60[3]	34,555,000	29,652,509
7.69%	01/23/50[3]	112,817,000	104,581,359
Petronas Capital Ltd.
(Malaysia)
3.50%	04/21/30[1,3]	25,277,000	27,091,889
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29	31,332,000	31,436,381
3.80%	09/15/30	5,000,000	5,098,030
4.50%	12/15/26	5,091,000	5,597,454
4.65%	10/15/25	50,090,000	55,188,411
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	5,125,000	5,076,953
4.95%	07/15/29[1]	84,805,000	86,800,118
6.88%	04/15/40[1]	44,867,000	48,680,695
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	59,594,000	49,915,934
Sabine Pass Liquefaction LLC
5.00%	03/15/27	9,915,000	11,309,779
5.63%	03/01/25	2,940,000	3,365,557
5.75%	05/15/24	6,616,000	7,481,083
Saudi Arabian Oil Co.,
Series REGS (EMTN)
(Saudi Arabia)
4.25%	04/16/39[3]	5,663,000	6,120,827
Shell International Finance BV
(Netherlands)
4.00%	05/10/46[3]	13,253,000	14,609,919
4.38%	05/11/45[3]	11,450,000	13,347,964
Southern Co. Gas Capital Corp.
4.40%	05/30/47	50,000	55,472
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	27,592,000	32,682,724
Sunoco Logistics Partners Operations LP
3.90%	07/15/26	18,019,000	19,368,430
4.00%	10/01/27	12,583,000	13,539,772
5.30%	04/01/44	6,630,000	6,998,571
5.35%	05/15/45	4,421,000	4,673,141

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy (continued)
5.40%	10/01/47	$119,561,000	$128,254,655
TC PipeLines LP
4.38%	03/13/25	8,000,000	8,862,480
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	28,675,000	28,890,063
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[1,3]	18,728,400	18,213,369
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	17,737,850	16,795,527
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	31,359,000	29,044,235
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	17,928,000	17,076,420
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	22,772,000	23,398,230
6.88%	09/01/27	18,450,000	19,034,681
Williams Cos., Inc. (The)
5.40%	03/04/44	5,000,000	5,818,856
6.30%	04/15/40	34,760,000	44,735,766

			1,973,184,450

Entertainment — 0.02%
Live Nation Entertainment, Inc.
4.75%	10/15/27[1]	6,140,000	6,195,659
5.63%	03/15/26[1]	14,000,000	14,548,963

			20,744,622

Finance — 3.22%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.30%	01/23/23[3]	16,075,000	16,664,111
3.50%	05/26/22[3]	24,610,000	25,265,742
3.65%	07/21/27[3]	16,845,000	17,690,285
3.88%	01/23/28[3]	5,015,000	5,240,557
3.95%	02/01/22[3]	103,630,000	106,052,356
4.13%	07/03/23[3]	2,815,000	2,987,553
4.45%	12/16/21[3]	20,560,000	21,036,111
4.63%	07/01/22[3]	3,030,000	3,164,609
4.88%	01/16/24[3]	36,460,000	39,712,958
Air Lease Corp.
2.25%	01/15/23	18,850,000	19,356,829
3.00%	09/15/23	28,655,000	29,952,431
3.25%	03/01/25	19,930,000	20,977,480
3.25%	10/01/29	5,000,000	5,031,477
3.50%	01/15/22	48,195,000	49,289,325
3.75%	02/01/22	26,209,000	26,761,751
4.25%	09/15/24	5,554,000	6,042,197
4.63%	10/01/28	2,000,000	2,202,692
Air Lease Corp.
(MTN)
2.30%	02/01/25	41,695,000	42,625,676

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 150

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
3.00%	02/01/30	$2,000,000	$1,961,619
4.25%	02/01/24	5,000,000	5,426,252
Alta Wind Holdings LLC
7.00%	06/30/35[1,5,6]	3,938,020	4,502,620
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25[1,3]	43,160,000	43,281,161
3.63%	05/01/22[1,3]	15,545,000	15,855,121
3.95%	07/01/24[1,3]	35,499,000	37,133,130
5.13%	10/01/23[1,3]	68,891,000	73,497,670
5.25%	05/15/24[1,3]	22,545,000	24,385,897
5.50%	01/15/23[1,3]	14,689,000	15,594,046
Citigroup, Inc.
1.12%	01/28/27[4]	2,423,000	2,371,211
2.57%	06/03/31[4]	20,955,000	20,955,615
2.67%	01/29/31[4]	20,000,000	20,150,515
3.20%	10/21/26	15,592,000	16,767,109
3.67%	07/24/28[4]	5,220,000	5,714,648
Daimler Finance North America LLC
3.75%	11/05/21[1]	5,103,000	5,204,402
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22[1,2]	54,915,000	55,290,036
Discover Financial Services
3.85%	11/21/22	8,794,000	9,245,375
Ford Motor Credit Co. LLC
3.22%	01/09/22	107,389,000	108,833,382
3.34%	03/28/22	48,646,000	49,315,372
3.47%	04/05/21	23,000,000	23,000,000
4.25%	09/20/22	19,823,000	20,537,421
5.60%	01/07/22	24,123,000	24,842,589
5.88%	08/02/21	21,050,000	21,359,435
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21[2]	13,740,000	13,740,000
(LIBOR USD 3-Month plus 0.88%)
1.10%	10/12/21[2]	58,605,000	58,328,086
(LIBOR USD 3-Month plus 1.08%)
1.28%	08/03/22[2]	11,865,000	11,746,350
(LIBOR USD 3-Month plus 1.27%)
1.46%	03/28/22[2]	77,615,000	77,121,522
(LIBOR USD 3-Month plus 3.14%)
3.38%	01/07/22[2]	12,075,000	12,220,252
GE Capital Funding LLC
4.40%	05/15/30[1]	59,925,000	67,894,706
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35[3]	391,382,000	448,455,535
General Motors Financial Co., Inc.
3.15%	06/30/22	11,161,000	11,473,275
3.20%	07/06/21	31,220,000	31,356,623
3.45%	04/10/22	24,235,000	24,824,782
3.55%	04/09/21	65,795,000	65,818,263
4.20%	11/06/21	132,055,000	134,939,132
4.38%	09/25/21	91,205,000	92,902,449
(LIBOR USD 3-Month plus 0.85%)
1.07%	04/09/21[2]	10,000,000	9,928,020

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27[4]	$114,075,000	$113,041,750
2.91%	06/05/23[4]	4,605,000	4,727,081
3.27%	09/29/25[4]	120,490,000	129,126,681
3.69%	06/05/28[4]	6,397,000	6,987,581
3.85%	01/26/27	140,000	153,642
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23	14,350,000	14,335,363
Intercontinental Exchange, Inc.
1.85%	09/15/32	1,080,000	990,025
JPMorgan Chase & Co.
2.08%	04/22/26[4]	32,845,000	33,771,924
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	11,735,000	12,108,146
3.77%	03/08/24[1,3,4]	51,430,000	54,356,960
4.36%	08/01/24[1,3,4]	104,478,000	112,863,168
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	10,746,000	11,227,924
5.50%	02/15/24[1,3]	96,095,000	104,526,307
Pipeline Funding Co. LLC
7.50%	01/15/30[1]	22,556,032	28,258,975
Raymond James Financial, Inc.
4.95%	07/15/46	51,716,000	63,350,173

			2,795,853,461

Food — 0.42%
JBS USA LLC/JBS USA Finance, Inc.
(Canada)
6.75%	02/15/28[1,3]	2,000,000	2,195,000
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30[1,3]	3,000,000	3,326,250
6.50%	04/15/29[1,3]	3,000,000	3,394,648
Kraft Heinz Foods Co.
3.00%	06/01/26	4,173,000	4,401,671
3.75%	04/01/30	79,250,000	84,509,032
4.25%	03/01/31	17,850,000	19,675,283
4.38%	06/01/46	3,582,000	3,760,001
4.63%	01/30/29	2,000,000	2,247,998
5.00%	07/15/35	34,302,000	39,651,397
5.00%	06/04/42	45,154,000	50,885,064
5.20%	07/15/45	23,261,000	26,960,584
6.50%	02/09/40	6,240,000	8,168,254
6.75%	03/15/32	3,475,000	4,537,732
6.88%	01/26/39	2,639,000	3,654,487
Pilgrim’s Pride Corp.
4.25%	04/15/31[1]	13,780,000	13,741,221
5.88%	09/30/27[1]	4,269,000	4,580,049
Post Holdings, Inc.
4.50%	09/15/31[1]	12,870,000	12,772,832
4.63%	04/15/30[1]	46,710,000	46,885,162
5.50%	12/15/29[1]	12,748,000	13,666,812

See accompanying Notes to Financial Statements.

151 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Food (continued)
5.63%	01/15/28[1]	$10,230,000	$10,789,888
5.75%	03/01/27[1]	2,991,000	3,145,186

			362,948,551

Gaming — 0.04%
Caesars Entertainment, Inc.
6.25%	07/01/25[1]	19,342,000	20,643,137
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%	07/01/25[1]	7,000,000	7,395,850
Churchill Downs, Inc.
4.75%	01/15/28[1]	5,550,000	5,752,853
MGM Resorts International
6.00%	03/15/23	30,000	32,179

			33,824,019

Health Care — 2.70%
AbbVie, Inc.
3.20%	11/21/29	8,097,000	8,619,708
3.80%	03/15/25	26,713,000	29,199,127
4.05%	11/21/39	2,025,000	2,260,595
4.25%	11/21/49	47,988,000	54,389,779
4.40%	11/06/42	93,376,000	108,451,249
4.45%	05/14/46	15,404,000	17,844,138
4.50%	05/14/35	18,713,000	21,995,474
Aetna, Inc.
4.13%	11/15/42	6,375,000	6,980,603
Amgen, Inc.
4.40%	05/01/45	1,260,000	1,463,270
Bausch Health Americas, Inc.
9.25%	04/01/26[1]	2,722,000	3,019,515
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24[1,3]	37,526,000	38,426,624
Bayer U.S. Finance II LLC
3.95%	04/15/45[1]	10,790,000	11,085,741
4.25%	12/15/25[1]	19,992,000	22,266,896
4.38%	12/15/28[1]	118,100,000	133,473,415
4.40%	07/15/44[1]	59,691,000	65,812,539
4.63%	06/25/38[1]	36,299,000	41,847,137
4.88%	06/25/48[1]	93,846,000	112,565,022
5.50%	08/15/25[1]	13,932,000	15,778,507
5.50%	07/30/35[1]	3,820,000	4,574,384
Bayer U.S. Finance LLC
3.38%	10/08/24[1]	2,055,000	2,216,413
Becton Dickinson and Co.
2.82%	05/20/30	14,175,000	14,581,157
3.30%	03/01/23	10,000,000	10,428,173
3.36%	06/06/24	2,235,000	2,397,571
Catalent Pharma Solutions, Inc.
5.00%	07/15/27[1]	13,935,000	14,620,463
Centene Corp.
3.00%	10/15/30	132,991,000	132,936,474
4.25%	12/15/27	75,412,000	79,418,360
5.38%	06/01/26[1]	1,000,000	1,049,450
Cigna Corp.
3.20%	03/15/40	4,157,000	4,171,539

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
3.88%	10/15/47	$32,722,000	$35,060,910
4.50%	02/25/26	6,097,000	6,945,705
4.80%	08/15/38	35,478,000	42,479,886
4.80%	07/15/46	38,613,000	46,385,192
CommonSpirit Health
2.76%	10/01/24	11,198,000	11,888,347
2.78%	10/01/30	17,835,000	18,191,794
3.35%	10/01/29	37,085,000	39,664,945
4.35%	11/01/42	2,860,000	3,174,232
CVS Health Corp.
4.78%	03/25/38	23,581,000	27,879,372
4.88%	07/20/35	22,450,000	26,692,603
5.05%	03/25/48	123,050,000	151,183,130
5.13%	07/20/45	110,220,000	135,135,897
Elanco Animal Health, Inc.
4.91%	08/27/21	20,850,000	21,071,531
5.27%	08/28/23	37,890,000	40,850,156
5.90%	08/28/28	12,539,000	14,255,276
Encompass Health Corp.
4.50%	02/01/28	2,950,000	3,027,438
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22[1]	8,964,000	9,329,391
Hackensack Meridian Health, Inc.,
Series 2020
2.68%	09/01/41	25,000,000	23,356,229
HCA, Inc.
4.13%	06/15/29	10,936,000	12,122,177
4.50%	02/15/27	2,431,000	2,728,642
4.75%	05/01/23	8,906,000	9,602,133
5.00%	03/15/24	70,701,000	78,790,961
5.13%	06/15/39	65,000	78,209
5.25%	04/15/25	7,749,000	8,855,156
5.25%	06/15/26	37,878,000	43,624,141
5.25%	06/15/49	189,251,000	232,131,289
5.50%	06/15/47	34,281,000	43,061,735
Hologic, Inc.
3.25%	02/15/29[1]	10,792,000	10,677,335
Humana, Inc.
3.13%	08/15/29	19,729,000	20,600,880
Molina Healthcare, Inc.
3.88%	11/15/30[1]	46,518,000	47,907,669
4.38%	06/15/28[1]	28,929,000	29,812,645
5.38%	11/15/22	16,345,000	17,169,033
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	4,300,000	4,217,838
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[1,3]	11,885,000	11,873,987
1.75%	09/02/27[1,3]	16,295,000	15,909,167
Teleflex, Inc.
4.25%	06/01/28[1]	75,000	77,812
Tenet Healthcare Corp.
4.63%	09/01/24[1]	37,212,000	38,361,723
4.63%	06/15/28[1]	10,872,000	11,157,172
4.88%	01/01/26[1]	4,522,000	4,707,402

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 152

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
5.13%	11/01/27[1]	$24,999,000	$26,203,952
UnitedHealth Group, Inc.
3.88%	08/15/59	10,320,000	11,570,803
4.25%	04/15/47	13,825,000	16,308,879
4.25%	06/15/48	21,000,000	25,045,645
4.75%	07/15/45	3,910,000	4,910,545

			2,345,952,287

Industrials — 0.78%
Amcor Finance USA, Inc.
3.63%	04/28/26	11,781,000	12,893,609
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Ireland)
4.13%	08/15/26[1,3]	7,959,000	8,190,209
Ball Corp.
4.00%	11/15/23	9,532,000	10,163,495
Berry Global, Inc.
1.57%	01/15/26[1]	63,580,000	62,648,019
4.88%	07/15/26[1]	48,410,000	51,275,872
Boeing Co. (The)
1.17%	02/04/23	12,010,000	12,064,260
1.43%	02/04/24	174,540,000	174,863,486
General Electric Co.
4.13%	10/09/42	6,416,000	6,894,609
4.25%	05/01/40	17,785,000	19,546,593
General Electric Co.
(GMTN)
6.88%	01/10/39	4,273,000	6,019,747
General Electric Co.
(MTN)
5.88%	01/14/38	102,907,000	132,086,378
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26[2]	9,790,000	9,538,555
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36[2]	11,550,000	9,358,614
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	33,228,000	44,559,539
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/15/23[2]	10,789,000	10,881,666
Graphic Packaging International LLC
3.50%	03/15/28[1]	2,540,000	2,534,384
4.13%	08/15/24	1,325,000	1,410,986
4.75%	07/15/27[1]	6,346,000	6,925,073
4.88%	11/15/22	5,665,000	5,939,837
Heathrow Funding Ltd.
(United Kingdom)
5.23%	02/15/23[1,3]	2,697,000	4,009,279
L3Harris Technologies, Inc.
3.95%	05/28/24	12,890,000	13,994,505
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24[1]	2,344,000	2,379,160

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
OI European Group BV
(Netherlands)
4.00%	03/15/23[1,3]	$3,364,000	$3,458,612
PowerTeam Services LLC
9.03%	12/04/25[1]	9,305,000	10,270,885
Sealed Air Corp.
4.00%	12/01/27[1]	6,930,000	7,120,575
4.88%	12/01/22[1]	6,050,000	6,311,264
5.13%	12/01/24[1]	3,255,000	3,533,709
5.25%	04/01/23[1]	3,800,000	4,037,101
5.50%	09/15/25[1]	9,161,000	10,045,553
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[1,3]	28,140,000	29,591,522

			682,547,096

Information Technology — 0.41%
Broadcom, Inc.
3.63%	10/15/24	23,465,000	25,538,944
Fiserv, Inc.
3.20%	07/01/26	15,905,000	17,144,893
Intel Corp.
3.73%	12/08/47	590,000	637,168
4.60%	03/25/40	17,760,000	21,489,346
IQVIA, Inc.
5.00%	05/15/27[1]	4,072,000	4,307,199
Oracle Corp.
1.65%	03/25/26	14,440,000	14,546,687
2.30%	03/25/28	70,000,000	70,864,126
2.88%	03/25/31	77,575,000	79,009,559
3.60%	04/01/40	25,000,000	25,158,616
3.60%	04/01/50	29,020,000	28,158,066
3.65%	03/25/41	69,940,000	70,844,657
SS&C Technologies, Inc.
5.50%	09/30/27[1]	3,053,000	3,255,414

			360,954,675

Insurance — 0.54%
Farmers Exchange Capital
7.05%	07/15/28[1]	13,283,000	15,935,480
7.20%	07/15/48[1]	18,415,000	24,724,823
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	48,520,000	61,549,988
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	64,140,000	78,088,802
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	18,570,000	19,442,036
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50[1]	2,805,000	2,774,822
Nationwide Mutual Insurance Co.
2.47%	12/15/24[1,4]	35,439,000	35,419,558
New York Life Insurance Co.
3.75%	05/15/50[1]	47,125,000	50,002,513
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	145,045,000	141,389,476
4.27%	05/15/47[1]	13,496,000	15,218,032

See accompanying Notes to Financial Statements.

153 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance (continued)
4.38%	09/15/54[1,4]	$19,950,000	$21,215,272

			465,760,802

Materials — 0.26%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30[3]	30,738,000	32,032,070
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28[1,3]	9,000,000	10,858,275
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
6.53%	11/15/28[3]	2,067,000	2,493,784
6.76%	11/15/48[3]	13,119,000	16,337,090
International Flavors & Fragrances, Inc.
5.00%	09/26/48	116,549,000	144,009,096
Nutrition & Biosciences, Inc.
2.30%	11/01/30[1]	5,950,000	5,772,279
3.27%	11/15/40[1]	15,000,000	14,812,702

			226,315,296

Real Estate Investment Trust (REIT) — 1.02%
American Campus Communities Operating Partnership LP
3.30%	07/15/26	21,300,000	22,914,151
3.63%	11/15/27	7,095,000	7,749,396
3.75%	04/15/23	45,679,000	48,317,515
3.88%	01/30/31	9,260,000	9,994,028
4.13%	07/01/24	4,095,000	4,481,679
Boston Properties LP
3.25%	01/30/31	42,590,000	44,135,318
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30	7,265,000	6,731,749
2.90%	11/15/24	86,883,000	91,956,533
3.45%	11/15/29	7,045,000	7,264,018
Federal Realty Investment Trust
7.48%	08/15/26	18,825,000	23,677,616
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	33,037,000	35,067,123
4.00%	01/15/30	30,000	31,227
5.25%	06/01/25	72,507,000	81,435,512
5.30%	01/15/29	34,755,000	39,094,162
5.38%	11/01/23	36,796,000	40,280,024
5.38%	04/15/26	98,421,000	110,696,559
5.75%	06/01/28	34,128,000	39,468,179
Healthcare Realty Trust, Inc.
2.05%	03/15/31	5,590,000	5,253,879
3.88%	05/01/25	20,446,000	22,193,713
Healthcare Trust of America Holdings LP
2.00%	03/15/31	17,940,000	16,726,157
3.10%	02/15/30	5,095,000	5,275,256
3.75%	07/01/27	18,945,000	20,995,725
Highwoods Realty LP
3.20%	06/15/21	25,000	25,123

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Hudson Pacific Properties LP
3.95%	11/01/27	$12,607,000	$13,530,868
4.65%	04/01/29	9,585,000	10,742,124
Kilroy Realty LP
3.45%	12/15/24	28,590,000	30,611,006
Life Storage LP
3.88%	12/15/27	6,960,000	7,714,955
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28	1,322,000	1,371,178
5.63%	05/01/24	10,000	10,753
Mid-America Apartments LP
4.30%	10/15/23	9,636,000	10,420,814
SBA Communications Corp.
4.88%	09/01/24	2,524,000	2,591,820
SL Green Operating Partnership LP
3.25%	10/15/22	49,011,000	50,815,181
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/21[2]	21,735,000	21,735,713
SL Green Realty Corp.
4.50%	12/01/22	15,845,000	16,595,423
Ventas Realty LP
3.50%	02/01/25	12,540,000	13,554,179
3.75%	05/01/24	9,705,000	10,480,330
4.00%	03/01/28	2,000,000	2,211,677
WEA Finance LLC
3.15%	04/05/22[1]	6,330,000	6,456,990
Welltower, Inc.
3.75%	03/15/23	175,000	184,867

			882,792,520

Retail — 0.30%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29[1,3]	40,257,000	39,191,541
7-Eleven, Inc.
0.63%	02/10/23[1]	58,715,000	58,772,015
(LIBOR USD 3-Month plus 0.45%)
0.65%	08/10/22[1,2]	26,990,000	27,019,093
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	10,510,000	11,432,382
3.80%	01/25/50[1,3]	54,072,000	54,839,186
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	42,647,000	45,924,986
4.80%	11/18/44	13,354,000	14,784,952
Yum! Brands, Inc.
4.63%	01/31/32	11,110,000	11,356,531

			263,320,686

Services — 0.33%
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28[1,3]	7,600,000	8,512,000
Gartner, Inc.
3.75%	10/01/30[1]	6,750,000	6,687,428

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 154

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Services (continued)
GFL Environmental, Inc.
(Canada)
3.75%	08/01/25[1,3]	$10,268,000	$10,441,272
5.13%	12/15/26[1,3]	3,974,000	4,191,041
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26[1,3]	41,762,000	46,097,522
4.13%	08/01/23[3]	28,228,000	30,293,584
4.75%	02/15/25[1,3]	35,821,000	40,153,550
4.75%	08/01/28[3]	2,767,000	3,201,184
5.00%	11/01/22[1,3]	83,285,000	87,859,148
Service Corp. International/U.S.
4.63%	12/15/27	1,922,000	2,028,911
Waste Pro USA, Inc.
5.50%	02/15/26[1]	44,027,000	45,200,540

			284,666,180

Transportation — 0.37%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21	1,379,639	1,393,369
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25	12,527,621	11,579,890
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	17,246,330	17,634,372
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21	461,483	461,483
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	47,257,917	48,251,132
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	171,674	171,204
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23	15,128,850	15,620,538
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	87,450,908	87,702,347
Empresa de Transporte de Pasajeros Metro SA
(Chile)
3.65%	05/07/30[1,3]	9,660,000	10,498,198
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	10,650,000	11,571,017
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22	2,741,402	2,828,574
SMBC Aviation Capital Finance DAC
(Ireland)
3.00%	07/15/22[1,3]	20,315,000	20,817,580

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	$13,172,520	$13,313,354
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	2,525,940	2,602,337
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	32,353,053	33,485,410
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	7,894	7,455
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	12,771,304	13,292,905
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30	30,854,890	32,011,949

			323,243,114

Total Corporates (Cost $17,835,218,549)			18,502,912,070

FOREIGN GOVERNMENT OBLIGATIONS — 0.87%

Foreign Government Obligations — 0.87%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29[3]	38,500,000	39,578,231
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30[3]	22,393,000	21,762,861
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	2,200,000	2,214,058
2.55%	01/27/32[3]	9,095,000	9,197,137
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	35,959,000	35,284,589
3.13%	04/15/31[3]	14,363,000	14,104,825
5.20%	05/15/49[3]	2,102,000	2,321,459
Croatia Government International Bond,
Series REGS
(Croatia)
6.00%	01/26/24[3]	18,065,000	20,673,947
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	25,047,000	25,257,708
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	19,530,000	19,862,010
Egypt Government International Bond
(Egypt)
5.58%	02/21/23[1,3]	4,700,000	4,918,080
7.60%	03/01/29[1,3]	3,550,000	3,788,613

See accompanying Notes to Financial Statements.

155 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	$12,786,000	$13,044,277
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	98,754,000	94,082,936
3.77%	05/24/61[3]	21,481,000	19,165,348
4.50%	04/22/29[3]	11,767,000	13,068,607
Mexico Government International Bond
(MTN)
(Mexico)
4.75%	03/08/44[3]	8,694,000	9,137,394
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	11,400,000	10,807,200
3.16%	01/23/30[3]	57,474,000	60,025,846
3.88%	03/17/28[3]	13,200,000	14,460,600
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31[1,3]	3,477,000	3,946,430
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	17,340,000	17,398,956
Perusahaan Penerbit SBSN Indonesia III,
Series REGS
(Indonesia)
4.15%	03/29/27[3]	5,100,000	5,634,684
Peruvian Government International Bond
(Peru)
1.86%	12/01/32[3]	5,140,000	4,702,072
2.78%	01/23/31[3]	5,450,000	5,470,165
2.84%	06/20/30[3]	28,449,000	28,947,284
4.13%	08/25/27[3]	31,282,000	35,047,102
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	8,405,000	7,960,242
2.46%	05/05/30[3]	4,565,000	4,624,915
Qatar Government International Bond,
Series REGS
(Qatar)
4.50%	04/23/28[3]	30,438,000	35,574,412
4.63%	06/02/46[3]	11,215,000	13,304,355
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	19,507,000	19,251,458
4.85%	09/30/29[3]	29,185,000	29,411,257
5.75%	09/30/49[3]	8,800,000	8,128,560
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	26,000,000	26,087,945
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32[1,3]	3,080,000	3,087,731
3.75%	01/21/55[1,3]	4,255,000	4,188,516

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30[3]	$19,590,000	$20,630,719
3.63%	03/04/28[3]	24,942,000	27,154,230
4.50%	10/26/46[3]	8,741,000	9,649,190
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	10,570,000	12,289,263

Total Foreign Government Obligations (Cost $758,293,063)			755,245,212

MORTGAGE-BACKED — 43.20%**

Non-Agency Commercial Mortgage-Backed — 1.33%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	122,930,000	138,163,601
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2018-TALL, Class C
(LIBOR USD 1-Month plus 1.12%)
1.23%	03/15/37[1,2]	18,000,000	17,627,854
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
0.65%	04/25/34[1,2]	19,186	19,193
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.75%	08/25/34[1,2]	184,206	182,345
BB-UBS Trust,
Series 2012-SHOW, Class A
3.43%	11/05/36[1]	8,640,000	9,057,137
Benchmark Mortgage Trust,
Series 2018-B2, Class A5
3.88%	02/15/51[4]	7,085,000	7,895,862
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E
(LIBOR USD 1-Month plus 1.95%)
2.06%	03/15/37[1,2]	18,054,000	18,083,471
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.03%	10/15/36[1,2]	200,435,168	200,793,943
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	42,270,000	44,284,833
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	80,255,000	89,859,802
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.30%	03/10/39[1,4]	272,551,000	6,441,947
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	32,645,000	33,887,815

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 156

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.76%	06/10/48	$10,000,000	$10,971,687
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46	440,000	473,316
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.09%	05/15/36[1,2]	14,000,000	14,017,396
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	31,135,000	32,541,595
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.55%	09/10/35[1,4]	1,362,500	1,471,425
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA, Class A
(LIBOR USD 1-Month plus 1.20%)
1.31%	06/15/38[1,2]	10,000,000	10,018,403
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	84,915,000	90,671,541
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	81,025,000	84,803,066
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class A5
3.91%	01/15/49	8,610,000	9,559,342
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class F
(LIBOR USD 1-Month plus 3.43%)
3.54%	03/15/37[1,2]	25,927,492	26,004,998
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(LIBOR USD 1-Month plus 1.80%)
1.91%	05/15/36[1,2]	26,449,000	26,457,866
Lehman Brothers Small Balance Commercial Mortgage
Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37[1,4]	1,178,788	1,216,043
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40[1]	70,000	71,541
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	147,667,000	149,763,665
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37[1]	15,810,000	16,455,570
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32[1,4]	48,830,000	51,009,278
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[1,4]	56,465,000	56,216,063

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	$8,710,000	$8,416,166

			1,156,436,764

Non-Agency Mortgage-Backed — 6.09%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/21)
7.40%	06/25/32	33,112	33,601
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/37[2]	27,600,062	27,314,291
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
0.75%	05/25/34[2]	163,341	160,105
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
0.41%	06/25/36[2]	2,919,926	2,437,468
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.49%	06/25/37[2]	36,996,781	31,323,132
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	01/25/36[2]	261,787	257,626
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.40%)
0.51%	08/25/36[2]	2,424,505	2,451,180
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.70%)
0.81%	12/25/35[2]	96,512	96,576
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/21)
2.86%	07/25/59[1]	208,393	214,205
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	6,776	6,999
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
1.76%	09/25/35[2]	391,847	369,767
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
1.26%	02/25/36[2]	45,605,016	44,928,458
Alternative Loan Trust,
Series 2005-84, Class 1A1
2.34%	02/25/36[4]	39,026	33,121

See accompanying Notes to Financial Statements.

157 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.04%	02/25/37[4]	$1,213,183	$1,211,362
Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.34%)
0.45%	06/25/46[2]	27,065	40,348
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.31%	03/25/37[2]	582,885	138,230
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus
1.15%)
1.41%	10/25/46[2]	40,328,103	33,832,254
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.23%	03/25/47[2]	18,790,364	17,581,678
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
1.72%	10/25/34[2]	5,111,386	5,216,108
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
0.50%	03/25/36[2]	10,506,773	10,535,366
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
0.77%	11/25/34[2]	11,463,888	11,078,867
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.78%	01/25/36[2]	1,541,774	1,543,630
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/21)
7.40%	10/25/27	23,050	23,504
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
0.84%	10/25/35[2]	241,663	241,600
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.63%	11/25/35[2]	12,354,349	12,123,538
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.77%	11/25/35[2]	19,840,000	19,466,530

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates,
Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.74%	03/25/35[2]	$1,472,647	$1,473,232
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.32%)
0.43%	11/25/36[2]	47,745,743	28,716,162
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
0.86%	06/25/37[2]	26,925,993	24,886,381
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.11%	06/25/37[2]	19,670,381	18,398,875
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.23%	07/25/36[2]	5,746,636	5,521,246
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
0.34%	11/25/36[2]	18,411,000	16,969,618
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	11,840	12,101
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.57%	05/20/36[4]	3,533,856	3,413,127
Banc of America Funding Trust,
Series 2006-E, Class 2A1
3.45%	06/20/36[4]	51,376	50,017
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.55%	07/20/36[2]	1,562,500	1,563,462
Banc of America Funding Trust,
Series 2006-H, Class 3A1
3.09%	09/20/46[4]	986,436	915,663
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	08/27/36[1,2]	15,602,587	14,953,474
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
0.24%	10/26/36[1,2]	34,877,878	34,299,770
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40[1,4]	8,973,801	9,056,091
Banc of America Funding Trust,
Series 2016-R1, Class B2
3.50%	03/25/40[1,4]	23,780,000	21,415,536

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 158

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
2.89%	07/25/34[4]	$28,512	$29,109
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
3.36%	04/25/35[4]	282,505	288,623
Banc of America Mortgage Trust,
Series 2006-2, Class A2
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46[2]	88,878	85,988
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37	615,389	610,604
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37	267,210	266,909
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37	258,365	184,637
BCAP LLC Trust,
Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 1.30%)
1.41%	09/25/47[2]	17,523,247	17,952,252
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
3.11%	05/25/35[4]	11,929	12,014
Bear Stearns ALT-A Trust,
Series 2005-7, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	08/25/35[2]	141,922	143,521
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
3.18%	07/25/36[4]	1,636,368	1,055,306
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
3.01%	04/25/34[4]	6,663	6,678
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
2.64%	01/25/35[4]	2,099,280	2,133,480
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
2.95%	10/25/36[4]	364,882	334,346
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
0.36%	08/25/20[2]	1,342,026	781,860
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	352,057	369,374
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
0.25%	11/25/36[2]	6,436,634	6,054,966
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 05/25/21)
5.50%	01/25/34	558,609	568,222

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 05/25/21)
5.75%	01/25/34	$503,624	$512,839
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
0.29%	10/25/36[2]	1,363,404	1,267,792
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.27%	12/25/46[2]	18,510,765	17,298,560
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
0.28%	06/25/47[2]	392,793	372,926
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.83%	10/25/35[2]	238,360	238,863
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
0.42%	01/25/36[2]	33,341,223	33,219,241
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
0.46%	02/25/36[2]	146,624	145,606
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
0.71%	07/25/33[2]	3,059	2,859
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
0.61%	02/26/35[2]	5,668	5,136
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.37%	09/25/36[4]	559,277	508,068
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21	1,524,160	955,112
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.75%	06/25/35[4]	1,359,690	1,386,244
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	05/25/20	342,752	219,150
ChaseFlex Trust,
Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.31%	09/25/36[2]	6,593,036	5,581,514
CIM Trust,
Series 2017-5, Class A2A
2.50%	05/25/57[1,4]	17,925,053	17,962,138

See accompanying Notes to Financial Statements.

159 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2017-6, Class A1
3.02%	06/25/57[1,4]	$41,163,059	$41,224,166
CIM Trust,
Series 2018-R1, Class A1
3.65%	05/25/55[1,4]	84,469,426	78,847,002
CIM Trust,
Series 2018-R2, Class A1
3.69%	08/01/57[1,4]	54,823,286	55,984,297
CIM Trust,
Series 2018-R4, Class A1
4.07%	12/26/57[1,4]	41,924,024	42,132,906
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58[1,4]	92,548,321	93,932,798
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.19%	09/25/58[1,2]	79,547,269	78,819,388
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[1,4]	227,881,445	212,092,588
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	165,255,345	163,129,914
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59[1,4]	151,007,470	147,687,087
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	195,313,241	164,638,046
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	193,344,253	181,358,940
CIM Trust,
Series 2020-R4, Class A1A
3.30%	06/25/60[1,4]	105,566,996	104,766,323
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	222,884,134	220,260,186
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	365,529,612	363,333,181
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[1,4]	140,138,089	140,356,788
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57[1,4]	135,222,000	135,222,000
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.46%	10/25/37[1,2]	38,714,778	38,955,196
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	144,879	147,043

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5 (STEP-reset date 05/25/21)
5.22%	09/25/36	$215,078	$219,143
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 05/25/21)
5.13%	03/25/37	519,578	535,111
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
2.82%	03/25/36[4]	9,030,616	8,057,437
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.81%	06/25/36[4]	2,217,403	2,156,424
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.40%	08/25/36[2]	251,474	252,068
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 05/25/21)
7.25%	05/25/36	38,091,711	26,951,604
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
2.05%	03/25/37[4]	289,366	255,980
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
2.87%	04/25/37[4]	74,712	74,995
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
2.21%	02/20/36[1,2]	10,249,290	9,457,451
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.32%	06/25/47[1,2]	766,861	767,815
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
1.08%	03/25/47[1,2]	6,388,082	6,326,181
Citigroup Mortgage Loan Trust,
Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
0.66%	03/25/36[1,2]	1,006,905	1,012,652
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.06%	02/25/34[4]	31,266	31,277
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.80%	10/25/35[4]	450,323	317,441
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.37%	11/25/35[2]	124,359	107,460
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37[2]	196,705	195,861

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 160

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26[4]	$875,042	$890,451
Conseco Finance Corp.,
Series 1998-6, Class A8
6.66%	06/01/30[4]	285,324	287,134
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class AF4
5.21%	03/25/34[4]	548,500	548,736
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36[4]	207,948	208,713
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
0.57%	11/25/35[2]	2,945,932	2,944,670
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
0.91%	10/25/47[2]	9,877,133	9,809,523
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
2.07%	06/19/31[4]	8,340	8,393
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23	39,439	39,833
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.66%	08/25/34[4]	815,008	794,812
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
0.77%	02/25/35[2]	94,018	91,132
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
3.49%	06/25/34[4]	65,465	66,290
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
3.63%	06/20/34[4]	19,204	19,853
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
2.87%	09/20/34[4]	689,007	694,081
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
3.20%	04/25/35[4]	656,413	652,499
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-31, Class 2A3
2.53%	01/25/36[4]	119,709	113,761
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	05/25/35[2]	3,059,050	2,644,290
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
3.46%	09/25/47[4]	757,849	713,439

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.09%	03/25/37[4]	$1,105,225	$974,860
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
3.11%	08/25/33[4]	10,824	11,512
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20	2,924	3,052
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34	19,767	20,338
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 6A1
2.98%	06/25/34[4]	81,912	86,336
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
0.81%	03/25/36[2]	3,452,248	1,119,400
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37	1,418,286	1,094,594
Credit Suisse Mortgage Capital Trust,
Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
1.87%	08/27/36[1,2]	2,738,372	2,756,279
Credit Suisse Mortgage Capital Trust,
Series 2015-1R, Class 5A1
2.75%	09/27/35[1,4]	75,744	76,260
Credit Suisse Mortgage Capital Trust,
Series 2015-2R, Class 4A1
0.32%	06/27/47[1,4]	1,609,050	1,619,699
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.32%	11/27/46[1,2]	5,230,826	5,183,857
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.46%	02/25/60[1,4]	22,806,602	22,829,714
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/21)
3.95%	01/25/33	11,263	11,505
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB4, Class M1
(LIBOR USD 1-Month plus 1.03%)
1.14%	03/25/33[2]	2,248,507	2,202,946
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
1.13%	11/25/33[2]	66,636	66,062
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	10/25/36[2]	47,739,362	41,691,567

See accompanying Notes to Financial Statements.

161 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	10/25/36[2]	$13,938,215	$12,134,052
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
0.26%	11/25/36[2]	27,614,112	16,643,608
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 05/25/21)
3.33%	01/25/37	6,916,402	3,204,737
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 05/25/21)
3.33%	01/25/37	12,997,567	6,026,426
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
0.28%	04/25/37[2]	24,935,109	18,960,033
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/21)
3.79%	02/25/37	30,513,088	24,948,389
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 05/25/21)
3.79%	02/25/37	22,340,124	18,261,159
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 05/25/21)
3.79%	02/25/37	4,062,517	3,321,431
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 05/25/21)
6.28%	12/25/36	5,268,016	459,261
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.49%	08/25/36[2]	2,897,965	2,833,008
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.26%)
0.37%	12/25/36[2]	1,688,679	838,404
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(LIBOR USD 1-Month plus 0.38%)
0.49%	02/25/37[2]	551,645	538,259
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
1.82%	10/25/47[2]	28,665,769	26,409,664
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	07/25/47[2]	41,053,461	38,962,128
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35	343,753	335,432

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
3.04%	02/25/36[4]	$759,522	$684,086
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
0.83%	01/19/45[2]	2,003,174	1,772,568
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.25%)
0.36%	02/19/45[2]	140,906	140,306
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
0.35%	07/19/45[2]	125,896	122,090
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.31%	10/19/36[2]	16,437,983	14,051,132
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.25%	03/19/37[2]	7,597,539	6,942,561
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33[4]	8,917	9,064
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 05/25/21)
5.80%	11/25/32	36,213	37,483
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.43%	10/25/36[2]	12,621,348	10,344,829
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.59%	10/25/36[2]	795,872	660,944
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.22%	12/25/37[2]	6,828,642	6,342,695
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.27%	12/25/37[2]	18,779,379	17,506,519
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.32%	12/25/37[2]	13,610,683	12,734,204
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.30%)
0.41%	04/25/36[2]	18,249,728	18,033,290

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.46%)
0.57%	07/25/36[2]	$30,688,194	$29,655,579
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.25%	01/25/38[2]	65,419,781	45,868,131
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	03/25/37[2]	58,818,158	39,142,082
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.21%	03/25/37[2]	24,602,735	14,921,707
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.26%	03/25/37[2]	14,104,355	8,623,567
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.33%	03/25/37[2]	26,261,935	16,237,224
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
2.13%	08/25/34[4]	5,360,552	5,384,804
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.29%	09/25/34[4]	18,284	18,185
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
2.37%	10/25/34[4]	946,998	980,174
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.53%	12/25/35[4]	10,703,282	10,223,736
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.38%	02/25/36[4]	12,202,586	10,128,401
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
2.32%	06/25/35[4]	12,173,624	11,898,748
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.38%	09/25/35[4]	10,284,887	10,084,029
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.34%	10/25/35[4]	12,054,398	9,621,454
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.29%	11/25/35[4]	12,617,060	11,518,735
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.36%	03/25/36[4]	14,209,574	11,716,723

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA8, Class 1A7
6.00%	02/25/37	$9,635	$6,148
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
3.15%	12/25/34[4]	138,113	142,001
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.88%	01/25/37[4]	70,920	57,726
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
2.94%	11/25/37[4]	131,451	96,269
FNBA Mortgage Loan Trust,
Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.91%	08/19/34[2]	641	641
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30[2]	13,458	10,548
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.04%	11/19/35[4]	355,002	348,887
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.27%	05/19/36[4]	1,562,446	925,377
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	08/25/45[2]	1,314,675	1,263,162
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
0.31%	10/25/45[2]	13,385,584	12,548,764
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
0.27%	02/25/37[2]	399,163	589,403
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57[1]	36,888,028	37,416,117
GSAA Home Equity Trust,
Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
0.67%	10/25/35[2]	1,765,936	1,770,707
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.64%)
0.75%	10/25/35[2]	123,859	122,839
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.64%)
0.75%	10/25/35[2]	87,937	87,480

See accompanying Notes to Financial Statements.

163 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.65%)
0.75%	06/25/35[2]	$127,010	$127,562
GSAMP Trust,
Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
0.46%	12/25/35[2]	25,693,000	25,210,627
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.69%	02/25/36[2]	83,719	82,696
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
3.07%	08/25/34[4]	2,365	2,372
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.94%	08/25/34[4]	158,767	160,294
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
2.93%	10/25/35[4]	2,297,429	1,736,928
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
2.98%	09/25/35[4]	74,531	75,855
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
3.05%	05/25/37[4]	1,654,124	1,331,816
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
2.19%	04/19/34[4]	4,284	4,247
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
0.79%	01/19/35[2]	260,487	248,166
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
2.72%	05/19/34[4]	49,405	49,954
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
2.94%	06/19/34[4]	2,144	2,240
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.59%	06/19/35[2]	294,466	294,195
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.72%	07/19/35[4]	38,696	35,200
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.31%	11/19/36[2]	64,405,085	55,153,868
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.53%	09/19/46[2]	68,253,614	65,704,334

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.11%	10/25/37[2]	$22,714,125	$20,823,333
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.11%	10/25/37[2]	18,733,576	18,892,055
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	10/25/36[2]	58,026,066	25,622,147
Impac CMB Trust,
Series 2004-8, Class 2A1
(LIBOR USD 1-Month plus 0.70%)
0.81%	10/25/34[2]	193,586	196,429
Impac CMB Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.63%	04/25/35[2]	3,407,492	3,322,136
Impac CMB Trust,
Series 2005-4, Class 1A1B
(LIBOR USD 1-Month plus 0.17%)
0.36%	05/25/35[2]	3,885,703	3,718,417
Impac Secured Assets Corp.,
Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.01%	11/25/34[2]	208,534	211,799
Impac Secured Assets Corp.,
Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
1.01%	02/25/35[2]	542,353	546,435
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.17%)
0.28%	11/25/36[2]	6,690,621	6,358,749
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.27%)
0.38%	02/25/37[2]	9,328,287	8,759,925
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
0.22%	05/25/37[2]	5,919,982	5,060,729
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
0.36%	05/25/37[2]	48,125,643	40,352,307
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
2.87%	08/25/34[4]	995,303	991,588
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
0.91%	08/25/34[2]	16,521	15,716

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
0.97%	09/25/34[2]	$49,584	$47,968
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
2.91%	03/25/35[4]	367,446	371,971
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
2.89%	09/25/35[4]	3,671,547	3,048,259
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.81%	10/25/35[4]	22,368,814	19,917,615
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
2.88%	01/25/36[4]	807,475	801,684
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	04/25/35[2]	482,597	433,062
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.22%	08/25/36[4]	13,101,369	9,994,934
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.12%)
0.23%	08/25/36[2]	137,266	130,532
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.31%	10/25/36[2]	18,734,944	17,796,257
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.20%)
0.31%	01/25/37[2]	40,262,652	39,413,617
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.87%	05/25/36[4]	3,625,585	3,478,738
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.15%	05/25/36[4]	23,237,903	18,428,358
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.07%	03/25/37[4]	481,380	468,304
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.00%	06/25/37[4]	3,136,083	3,018,827
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.86%	11/25/37[4]	2,210,849	2,143,580
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	39,929	40,305

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
3.08%	05/25/36[4]	$549,487	$436,977
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.44%	05/25/36[4]	5,644,015	4,102,762
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
0.77%	09/25/35[2]	1,692,771	1,696,516
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 05/25/21)
6.33%	07/25/36	32,838,356	14,637,605
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 05/25/21)
6.50%	07/25/36	4,579,229	2,069,206
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.26%	05/25/37[2]	31,294,426	29,545,133
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
0.37%	06/25/37[2]	196,162	194,708
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
0.21%	03/25/47[2]	126,173	81,464
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 05/25/21)
4.21%	03/25/47	8,253,998	6,456,862
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 05/25/21)
4.21%	05/25/35	6,946,746	5,434,211
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 05/25/21)
4.21%	03/25/47	3,157,612	2,470,070
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.39%	03/25/47[2]	240,000	215,385
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
2.31%	11/25/33[4]	81,549	81,011
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
2.89%	09/25/34[4]	201,180	198,443
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
2.91%	08/25/35[4]	96,936	98,642
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20	1,898,773	1,658,225
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
2.53%	11/25/33[4]	3,325	3,343

See accompanying Notes to Financial Statements.

165 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.06%	05/25/36[4]	$694,084	$640,708
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.25%	05/25/36[4]	470,645	429,442
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
3.30%	06/25/36[4]	388,623	337,935
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
3.30%	06/25/36[4]	1,252,795	1,089,669
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
3.24%	08/25/36[4]	363,324	339,389
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.58%	07/25/35[4]	1,127,485	1,155,262
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
2.97%	05/25/37[4]	2,018,157	1,790,873
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.58%	05/25/37[4]	330,924	332,369
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
3.49%	06/25/37[4]	2,830,593	2,573,736
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
3.51%	06/25/37[4]	415,389	372,047
JPMorgan Resecuritization Trust,
Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
0.31%	12/27/46[1,2]	2,431,860	2,439,227
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.41%	11/25/35[2]	5,981,505	5,920,059
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.65%	12/25/35[2]	361,732	356,403
Lehman XS Trust,
Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.40%)
0.51%	08/25/46[2]	12,434,868	12,256,332
Lehman XS Trust,
Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
0.35%	08/25/36[2]	34,651	38,296
Lehman XS Trust,
Series 2006-5, Class 1A1A
(LIBOR USD 1-Month plus 0.42%)
0.53%	04/25/36[2]	25,723,570	24,710,170

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
0.43%	06/25/36[2]	$34,292,699	$31,373,773
Lehman XS Trust,
Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.24%)
0.35%	03/25/47[2]	24,145,485	22,663,239
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.01%	10/25/34[2]	112,429	111,729
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.14%	01/25/34[4]	35,508	38,442
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.00%	11/25/33[4]	558,380	558,319
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.18%	11/21/34[4]	2,817,427	2,848,649
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
3.14%	10/25/34[4]	222,822	226,974
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34[4]	245	250
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
2.59%	09/25/34[4]	2,441,844	2,433,016
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
3.42%	05/25/36[4]	5,716,727	3,839,657
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.41%	11/25/36[2]	14,159,223	6,734,745
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.42%)
0.53%	11/25/36[2]	3,933,118	1,813,214
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
0.32%	05/25/37[2]	26,667,812	25,942,167
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.69%	10/25/32[4]	9,159	9,541
Mellon Residential Funding Corp. Mortgage Pass-Through
Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.81%	11/15/31[2]	878,528	894,839

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	04/25/37[2]	$163,534,878	$97,771,134
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
0.28%	04/25/37[2]	31,547,891	17,578,286
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.36%	04/25/37[2]	66,087,843	37,335,943
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.35%	05/25/37[2]	32,701,291	19,178,261
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
0.43%	05/25/37[2]	16,149,318	9,602,316
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.29%	06/25/37[2]	12,884,267	9,551,308
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37[2]	17,208,288	15,914,196
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
0.23%	07/25/37[2]	28,076,396	24,696,579
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
0.27%	07/25/37[2]	20,580,696	18,177,920
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.57%	10/25/33[4]	284,202	286,689
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.19%	08/25/34[4]	1,051,977	1,068,030
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.42%)
0.53%	02/25/36[2]	7,667	7,574
Merrill Lynch Mortgage Investors Trust,
Series 2005-A6, Class 2A4
(LIBOR USD 1-Month plus 0.68%)
0.79%	08/25/35[2]	78,322	78,742
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 05/25/21)
3.79%	03/25/37	29,655,389	10,608,667
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 05/25/21)
3.79%	03/25/37	23,210,253	8,302,851

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 2.40%)
2.49%	08/25/36[2]	$3,067,778	$2,925,944
Mid-State Capital Corp. Trust,
Series 2004-1, Class A
6.01%	08/15/37	197,013	209,617
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	11,551,346	12,423,787
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	9,083,875	9,666,077
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	185,171	197,619
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.43%	01/25/35[2]	99,528	96,413
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.17%	09/25/34[4]	573,061	570,617
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
0.37%	04/25/35[2]	1,848,099	1,800,265
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	730,478	292,739
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP-reset date 05/25/21)
5.50%	02/25/47	74,120	74,085
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
0.23%	04/25/37[2]	4,997,564	2,063,867
Morgan Stanley Resecuritization Trust,
Series 2013-R7, Class 2B
(LIBOR USD 1-Month plus 0.24%)
0.60%	12/26/46[1,2]	4,057,517	4,069,430
Morgan Stanley Resecuritization Trust,
Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus
0.82%)
1.20%	12/26/46[1,2]	1,091,764	1,097,745
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
3.09%	08/26/34[1,4]	227,992	229,651
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus
0.75%)
1.13%	06/26/47[1,2]	7,551,105	7,494,017

See accompanying Notes to Financial Statements.

167 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative Average plus
0.96%)
1.34%	06/26/47[1,2]	$1,266,376	$1,268,531
Morgan Stanley Resecuritization Trust,
Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
0.92%	08/26/47[1,2]	3,532,267	3,492,021
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
0.75%	02/25/35[2]	3,682,348	3,796,575
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.67%	10/25/35[2]	4,207,650	4,168,853
MortgageIT Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.63%	12/25/35[2]	729,765	732,972
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.39%	09/25/36[2]	4,837,721	4,781,502
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
0.34%	03/25/37[2]	115,547	114,698
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37[2]	7,837,868	7,657,320
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
1.19%	01/25/34[2]	114,082	113,456
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.78%	03/25/35[2]	423,472	421,498
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/36[2]	203,242	201,710
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.44%	02/25/36[2]	65,989	62,839
Nomura Home Equity Loan, Inc., Home Equity Loan Trust,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
0.38%	03/25/36[2]	14,343,705	14,285,048

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust,
Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.31%	11/26/36[1,2]	$542,368	$546,038
Nomura Resecuritization Trust,
Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
1.13%	03/26/37[1,2]	285,288	287,635
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/21)
3.00%	07/25/59[1]	63,818,745	63,663,806
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	21,095,033	9,150,645
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.55%	01/25/36[2]	9,318,664	8,920,573
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.39%	05/25/37[2]	15,742,756	14,699,180
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.59%	05/25/37[2]	18,761,807	17,134,279
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 05/25/21)
3.48%	01/25/36	22,910,000	20,882,465
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
0.37%	11/25/36[2]	46,422	45,996
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.42%	06/25/47[2]	23,015,500	21,464,847
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 05/25/21)
7.48%	11/25/29	47,252	47,305
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
3.53%	12/25/35[4]	4,049,947	2,447,573
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.46%	04/25/35[4]	315,821	273,542
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
3.33%	07/25/35[4]	3,002,932	2,594,659
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.26%	01/25/46[2]	4,710,511	4,462,502

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
3.81%	01/25/36[4]	$113,505	$95,309
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.25%	01/25/36[4]	11,121,371	9,334,604
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.37%)
0.48%	08/25/36[2]	20,270,031	19,037,877
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.56%	08/25/36[4,5,6]	20,480,547	412,835
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
0.49%	09/25/36[2]	194,663	152,962
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.46%	02/25/36[4,5,6]	68,444,861	944,635
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.69%	06/25/36[4,5,6]	33,441,724	642,961
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.79%	08/25/36[4,5,6]	80,387,034	1,892,833
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.47%	09/25/37[4,5,6]	62,107,901	1,170,206
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37[4,5,6]	39,815,207	499,016
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.27%	03/25/37[4,5,6]	42,076,599	345,941
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37[4,5,6]	86,936,085	816,556
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.39%	06/25/37[4,5,6]	32,403,321	401,791
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.41%	06/25/37[4,5,6]	80,258,724	1,398,926
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31	21,164	12,704
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.93%	09/25/35[2]	418,356	418,275
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.60%	04/25/36[2]	764,963	762,292

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.79%	12/25/34[4]	$211,470	$213,306
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.01%	12/25/34[4]	12,740	12,702
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
2.78%	12/25/34[4]	325,630	342,829
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	1,985,727	1,981,803
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.38%	11/25/35[4]	3,446,127	2,479,833
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
4.30%	09/25/36[4]	505,377	480,765
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 4A1
4.25%	09/25/36[4]	248,084	171,732
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
4.70%	11/25/36[4]	68,615	67,048
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
3.47%	04/25/37[4]	1,333,415	1,226,699
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 05/25/21)
6.81%	06/25/16	304	675
Saxon Asset Securities Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.26%	01/25/47[2]	3,346,217	3,272,043
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.35%	05/25/47[2]	198,988	169,061
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
0.51%	09/25/47[2]	32,174,000	30,856,253
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/21)
3.07%	01/25/36	6,631,125	5,423,553
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
0.22%	02/25/37[2]	6,081,728	3,597,195
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
0.38%	02/25/37[2]	30,106,455	18,183,673

See accompanying Notes to Financial Statements.

169 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.34%	02/25/37[2]	$40,758,515	$22,246,568
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
0.24%	05/25/37[2]	16,903,992	14,449,800
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
0.46%	05/25/37[2]	12,748,845	11,080,101
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.26%	12/25/36[2]	31,862,422	22,612,752
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
0.25%	01/25/37[2]	16,822,858	14,784,175
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
0.77%	06/20/33[2]	42,672	42,510
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
0.75%	01/20/34[2]	1,223	1,206
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
0.76%	05/20/34[2]	243,666	243,666
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
0.78%	05/20/34[2]	97,779	95,173
Sequoia Mortgage Trust,
Series 2013-1, Class 1A1
1.45%	02/25/43[4]	72,659	71,065
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
0.35%	12/25/36[1,2]	13,872,898	10,525,610
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
0.78%	06/25/35[2]	16,353,485	16,317,742
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
2.46%	02/25/34[4]	19,190	19,058
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.71%	09/25/34[4]	4,383,461	4,465,629
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
2.69%	10/25/34[4]	101,855	101,855

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
2.50%	10/25/34[4]	$4,980,836	$5,038,262
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.75%	10/25/34[4]	1,746,071	1,666,722
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
1.30%	11/25/34[4]	29,630	28,327
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
2.66%	01/25/35[4]	461,685	469,625
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.76%	06/25/35[4]	1,431,876	1,369,498
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
2.96%	09/25/35[4]	12,573,153	9,783,633
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.43%	01/25/37[2]	23,271,821	23,082,074
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
3.18%	10/25/47[4]	612,455	518,940
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.56%)
0.67%	02/25/36[2]	510,926	490,944
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus
2.00%)
2.50%	02/25/36[2]	16,481,497	16,366,341
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(-1.00 X LIBOR USD 1-Month plus 0.42%, 10.50% Cap)
0.32%	08/25/36[2]	19,127,215	18,307,537
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.23%	10/25/36[2]	17,930,670	17,083,686
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
1.76%	08/25/47[2]	116,278,166	114,011,474
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30	668	691
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
2.40%	09/25/33[4]	119,620	122,916

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 5A4
2.44%	11/25/33[4]	$987,201	$1,006,378
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.45%)
0.56%	01/25/35[2]	268,575	268,039
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	1,378,474	1,372,043
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
3.79%	06/25/37[4]	1,882,892	1,568,172
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
2.07%	12/25/44[4]	87,675	88,870
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.46%)
0.57%	01/25/37[2]	13,233,573	7,213,155
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.48%)
0.59%	08/25/36[2]	15,959,519	8,059,265
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.22%	01/25/37[2]	3,529,827	2,233,469
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
0.26%	01/25/37[2]	43,424,317	25,240,540
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
0.34%	01/25/37[2]	10,937,990	6,447,337
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.07%	06/25/33[4]	2,285,234	2,374,620
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
3.54%	06/25/34[4]	22,081	22,739
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
0.95%	05/25/44[2]	564,322	570,344
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
0.66%	05/25/35[2]	2,025,016	1,698,306
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/25/35[2]	4,007,608	3,292,100

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.32%)
0.75%	01/25/45[2]	$497,982	$495,596
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
0.75%	08/25/45[2]	25,027,571	24,879,796
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.91%	10/25/35[4]	838,356	835,870
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
0.69%	10/25/45[2]	3,912,220	3,912,661
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.08%	12/25/35[4]	3,172,628	3,220,515
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)
0.63%	11/25/45[2]	20,803,351	20,217,466
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	12/25/45[2]	10,285,806	9,950,096
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.58%)
0.69%	12/25/45[2]	10,749,860	10,613,954
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/45[2]	11,737,841	11,709,266
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
0.73%	01/25/45[2]	813,264	811,533
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/45[2]	69,163	68,981
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.76%)
0.87%	01/25/45[2]	2,887,895	2,888,025
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.23%)
0.57%	04/25/45[2]	102,694	101,376
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.27%)
0.65%	07/25/45[2]	118,148	115,853

See accompanying Notes to Financial Statements.

171 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
1.33%	01/25/46[2]	$20,560,589	$20,632,931
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.01%	09/25/36[4]	9,957,940	9,799,796
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.17%	12/25/36[4]	535,938	518,030
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.26%	02/25/46[2]	12,411,671	12,086,123
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.32%	05/25/46[2]	4,035,810	4,040,596
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.24%	07/25/46[2]	8,682,119	8,183,428
WaMu Mortgage Pass-Through Certificates,
Series 2007-1, Class 2A1
6.00%	01/25/22	76,801	78,179
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.32%	07/25/37[4]	214,973	215,240
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
0.96%	02/25/47[2]	10,349,175	9,655,618
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
3.16%	11/25/30[4]	220,721	225,601
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	122,455	119,816
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
2.66%	03/25/36[4]	1,811,569	1,781,536

			5,289,603,019

U.S. Agency Commercial Mortgage-Backed — 0.21%
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44[1]	180,165,000	183,168,983
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K154, Class A2
3.42%	04/25/32	750,000	842,572

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K155, Class A3
3.75%	04/25/33	$125,000	$144,048
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K157, Class A3
3.99%	08/25/33[4]	300,000	352,064

			184,507,667

U.S. Agency Mortgage-Backed — 35.57%
Fannie Mae Pool 190375
5.50%	11/01/36	553,091	647,021
Fannie Mae Pool 190396
4.50%	06/01/39	7,983	8,999
Fannie Mae Pool 254232
6.50%	03/01/22	1,574	1,598
Fannie Mae Pool 313182
7.50%	10/01/26	827	907
Fannie Mae Pool 394854
6.50%	05/01/27	538	605
Fannie Mae Pool 468128
4.33%	07/01/21	1,834,578	1,833,942
Fannie Mae Pool 468587
3.84%	08/01/21	555,699	555,518
Fannie Mae Pool 545191
7.00%	09/01/31	2,182	2,487
Fannie Mae Pool 545756
7.00%	06/01/32	508	601
Fannie Mae Pool 606108
7.00%	03/01/31	2,244	2,268
Fannie Mae Pool 613142
7.00%	11/01/31	7,821	9,170
Fannie Mae Pool 625666
7.00%	01/01/32	6,886	7,847
Fannie Mae Pool 633698
7.50%	02/01/31	26,405	31,481
Fannie Mae Pool 655928
7.00%	08/01/32	110,363	133,042
Fannie Mae Pool 725257
5.50%	02/01/34	760,085	887,915
Fannie Mae Pool 734830
4.50%	08/01/33	8,778	9,751
Fannie Mae Pool 734922
4.50%	09/01/33	1,362,839	1,520,715
Fannie Mae Pool 735207
7.00%	04/01/34	14,215	16,650
Fannie Mae Pool 735224
5.50%	02/01/35	2,632,257	3,094,772
Fannie Mae Pool 735651
4.50%	06/01/35	3,094,652	3,499,235
Fannie Mae Pool 735686
6.50%	12/01/22	176	180
Fannie Mae Pool 740297
5.50%	10/01/33	1,449	1,692

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 745147
4.50%	12/01/35	$18,734	$20,864
Fannie Mae Pool 753168
4.50%	12/01/33	6,109	6,797
Fannie Mae Pool 815422
4.50%	02/01/35	30,752	34,272
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
1.95%	11/01/35[2]	169,268	171,409
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
2.29%	11/01/35[2]	3,690	3,689
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
1.99%	12/01/35[2]	4,698	4,726
Fannie Mae Pool 888412
7.00%	04/01/37	193,892	222,673
Fannie Mae Pool 889184
5.50%	09/01/36	2,585,933	3,021,839
Fannie Mae Pool AB1613
4.00%	10/01/40	23,417,801	25,974,816
Fannie Mae Pool AB1803
4.00%	11/01/40	29,237,613	32,419,617
Fannie Mae Pool AB2127
3.50%	01/01/26	9,850,742	10,516,241
Fannie Mae Pool AB3679
3.50%	10/01/41	9,887,009	10,750,830
Fannie Mae Pool AB3864
3.50%	11/01/41	7,588,571	8,260,149
Fannie Mae Pool AB4045
3.50%	12/01/41	9,367,544	10,205,578
Fannie Mae Pool AB4262
3.50%	01/01/32	5,176,991	5,533,268
Fannie Mae Pool AB6385
3.00%	10/01/42	323,092	342,688
Fannie Mae Pool AB9703
3.50%	06/01/43	19,847,414	21,514,223
Fannie Mae Pool AC8279
4.50%	08/01/39	11,708	13,034
Fannie Mae Pool AE0138
4.50%	03/01/40	49,400	55,670
Fannie Mae Pool AE0482
5.50%	01/01/38	6,367,128	7,259,551
Fannie Mae Pool AH3780
4.00%	02/01/41	11,719,735	13,061,572
Fannie Mae Pool AJ1404
4.00%	09/01/41	16,554,424	18,332,968
Fannie Mae Pool AL0209
4.50%	05/01/41	17,527,546	19,871,145
Fannie Mae Pool AL0290
4.61%	04/01/21[4]	444,058	443,925
Fannie Mae Pool AL0834
4.08%	10/01/21[4]	14,223,208	14,297,916
Fannie Mae Pool AL0851
6.00%	10/01/40	10,667,068	12,403,254

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL1445
3.88%	11/01/21[4]	$1,723,401	$1,733,723
Fannie Mae Pool AL2521
3.50%	09/01/42	122,108	132,591
Fannie Mae Pool AL4597
4.00%	01/01/44	44,618,550	49,708,692
Fannie Mae Pool AL6348
3.50%	02/01/45	43,109	47,113
Fannie Mae Pool AL7092
3.00%	07/01/45	61,691	65,582
Fannie Mae Pool AL8037
4.50%	07/01/34	171,166	188,652
Fannie Mae Pool AL8256
3.00%	08/01/43	521,624	558,870
Fannie Mae Pool AL8356
4.50%	07/01/34	428,119	471,778
Fannie Mae Pool AL8960
4.50%	05/01/46	33,126,803	36,990,304
Fannie Mae Pool AL9106
4.50%	02/01/46	44,279,426	49,443,631
Fannie Mae Pool AL9217
3.50%	10/01/46	27,404,344	29,556,178
Fannie Mae Pool AL9472
4.00%	10/01/43	6,833,479	7,509,345
Fannie Mae Pool AL9722
4.50%	08/01/46	139,567,107	155,844,489
Fannie Mae Pool AL9846
4.50%	02/01/47	144,337,742	161,171,512
Fannie Mae Pool AM4869
4.07%	12/01/25	1,750,218	1,965,536
Fannie Mae Pool AM6770
3.77%	09/01/29	161,398	180,622
Fannie Mae Pool AN4429
3.22%	01/01/27	23,130,000	25,366,235
Fannie Mae Pool AN7981
2.95%	01/01/28	100,000	108,287
Fannie Mae Pool AN9814
3.63%	08/01/28	130,662,172	147,211,823
Fannie Mae Pool AS8605
3.00%	01/01/32	190,724	203,572
Fannie Mae Pool AS8663
4.50%	01/01/47	26,501,301	29,133,795
Fannie Mae Pool AS9830
4.00%	06/01/47	57,464,139	61,974,647
Fannie Mae Pool AS9972
4.00%	07/01/47	57,782,251	62,611,929
Fannie Mae Pool AT9649
4.00%	07/01/43	182,739	203,721
Fannie Mae Pool AU3739
3.50%	08/01/43	31,368,758	34,306,003
Fannie Mae Pool BD2450
3.50%	01/01/47	87,211	92,982
Fannie Mae Pool BL6060
2.46%	04/01/40	126,370,000	124,292,700
Fannie Mae Pool BM4299
3.00%	03/01/30	40,903,214	43,181,131

See accompanying Notes to Financial Statements.

173 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool BM4304
3.00%	02/01/30	$55,886,295	$59,029,554
Fannie Mae Pool BM5164
4.00%	11/01/48	56,784,434	61,448,872
Fannie Mae Pool BM5507
3.00%	09/01/48	9,693,867	10,196,797
Fannie Mae Pool BN4316
4.00%	01/01/49	32,714	35,347
Fannie Mae Pool CA0862
3.50%	09/01/47	4,653,033	4,933,237
Fannie Mae Pool CA0996
3.50%	01/01/48	53,987	58,065
Fannie Mae Pool CA1187
3.50%	02/01/48	85,674,868	90,871,718
Fannie Mae Pool CA1191
3.50%	11/01/47	5,525,731	5,855,034
Fannie Mae Pool CA1710
4.50%	05/01/48	179,686	195,899
Fannie Mae Pool CA1711
4.50%	05/01/48	18,525,590	20,215,300
Fannie Mae Pool CA2208
4.50%	08/01/48	44,773,374	48,831,275
Fannie Mae Pool CA2327
4.00%	09/01/48	41,140,993	45,145,436
Fannie Mae Pool CA2493
4.50%	10/01/48	12,245,363	13,319,398
Fannie Mae Pool CA3633
3.50%	06/01/49	31,362,474	33,858,758
Fannie Mae Pool CA4011
3.50%	08/01/49	56,914,619	59,354,881
Fannie Mae Pool FM2310
3.00%	01/01/48	15,266,281	15,954,416
Fannie Mae Pool FM2318
3.50%	09/01/49	280,695,921	301,897,474
Fannie Mae Pool FM2388
3.50%	04/01/48	24,262,243	26,284,369
Fannie Mae Pool MA1146
4.00%	08/01/42	34,309,339	37,842,693
Fannie Mae Pool MA1177
3.50%	09/01/42	43,420,033	47,129,080
Fannie Mae Pool MA1404
3.50%	04/01/43	87,504	95,608
Fannie Mae Pool MA1432
3.00%	05/01/33	64,934	68,744
Fannie Mae Pool MA1459
3.00%	06/01/33	31,214	33,046
Fannie Mae Pool MA1527
3.00%	08/01/33	44,520,124	47,132,390
Fannie Mae Pool MA1561
3.00%	09/01/33	27,847,485	29,481,466
Fannie Mae Pool MA1582
3.50%	09/01/43	14,464,586	15,804,238
Fannie Mae Pool MA1584
3.50%	09/01/33	43,065,782	46,551,417
Fannie Mae Pool MA1608
3.50%	10/01/33	30,409,500	32,870,915

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1982
3.50%	08/01/34	$66,465	$71,163
Fannie Mae Pool MA2895
3.00%	02/01/47	67,644	71,153
Fannie Mae Pool MA2960
4.00%	04/01/47	44,879,729	48,402,454
Fannie Mae Pool MA3027
4.00%	06/01/47	32,196,633	34,723,829
Fannie Mae Pool MA3029
3.00%	06/01/32	34,160,991	36,189,843
Fannie Mae Pool MA3060
3.00%	07/01/32	15,036	15,917
Fannie Mae Pool MA3120
3.50%	09/01/47	2,372,000	2,516,323
Fannie Mae Pool MA3182
3.50%	11/01/47	51,153,194	54,294,063
Fannie Mae Pool MA3210
3.50%	12/01/47	88,874,696	94,318,671
Fannie Mae Pool MA3238
3.50%	01/01/48	75,154,020	79,609,308
Fannie Mae Pool MA3276
3.50%	02/01/48	30,660,940	32,520,766
Fannie Mae Pool MA3305
3.50%	03/01/48	40,297,642	42,750,153
Fannie Mae Pool MA3332
3.50%	04/01/48	113,426,944	120,286,277
Fannie Mae Pool MA3364
3.50%	05/01/33	14,411,297	15,421,160
Fannie Mae Pool MA3537
4.50%	12/01/48	28,691,046	31,256,660
Fannie Mae Pool MA3811
3.00%	10/01/49	15,298,297	15,658,586
Fannie Mae Pool MA3846
3.00%	11/01/49	92,101	94,346
Fannie Mae Pool MA3942
3.00%	02/01/50	31,700,384	32,409,888
Fannie Mae Pool MA3997
3.00%	04/01/50	38,971,364	40,014,939
Fannie Mae Pool MA4093
2.00%	08/01/40	224,327,732	226,620,956
Fannie Mae Pool MA4128
2.00%	09/01/40	183,371,542	185,585,449
Fannie Mae Pool MA4152
2.00%	10/01/40	217,833,655	220,463,635
Fannie Mae Pool MA4176
2.00%	11/01/40	53,901,300	54,651,823
Fannie Mae REMICS,
Series 1991-65, Class Z
6.50%	06/25/21	2	2
Fannie Mae REMICS,
Series 1992-123, Class Z
7.50%	07/25/22	179	184
Fannie Mae REMICS,
Series 1993-132, Class D (PO)
0.00%	10/25/22[9]	6,256	6,251

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 1993-29, Class PK
7.00%	03/25/23	$541	$560
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24	4,129	4,435
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco plus 0.00%)
2.53%	10/25/23[2]	1,082	1,202
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28	2,632	2,779
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29	23,545	24,933
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	92,233	106,438
Fannie Mae REMICS,
Series 2005-117, Class LC
5.50%	11/25/35	2,743,674	2,853,900
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	11/25/35[2]	41,508	4,975
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.99%	10/25/25[2]	2,524,926	179,880
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36	45,321	49,809
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
28.57%	04/25/36[2]	1,423,635	2,274,432
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.29%	03/25/37[2]	1,211,699	166,892
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
6.00%	04/25/37[2]	2,422,499	462,585
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.58%	07/25/37[2]	3,661	3,708
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37	267,468	304,369

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	10/25/40[2]	$3,223,701	$488,461
Fannie Mae REMICS,
Series 2010-135, Class EA
3.00%	01/25/40	3,029	3,055
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
6.24%	03/25/40[2]	6,422,011	1,152,797
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.31%	05/25/40[2]	11,304,261	2,302,651
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41	10,100,000	11,165,045
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41	14,369,417	15,789,872
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42	10,085,386	10,913,341
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43[9]	15,527,977	13,694,988
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43[9]	9,307,580	8,110,087
Fannie Mae REMICS,
Series 2016-45, Class AF
(LIBOR USD 1-Month plus 0.50%)
0.61%	07/25/46[2]	10,825,223	10,942,076
Fannie Mae REMICS,
Series 2016-72, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	10/25/46[2]	24,165,369	24,430,925
Fannie Mae REMICS,
Series 2016-74, Class GF
(LIBOR USD 1-Month plus 0.50%)
0.61%	10/25/46[2]	17,452,376	17,614,727
Fannie Mae REMICS,
Series 2016-75, Class FL
(LIBOR USD 1-Month plus 0.50%)
0.61%	10/25/46[2]	16,971,714	17,129,179
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46	101,021,793	103,651,673
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48	32,096,090	33,553,618
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	56,243	58,887

See accompanying Notes to Financial Statements.

175 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48	$36,888,933	$38,949,768
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	31,512,699	32,695,095
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46	113,935	117,845
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	2,604,468	2,716,154
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48	10,836,494	11,319,729
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49	2,796,485	2,968,778
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49	4,179,708	4,349,532
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49	11,624,129	11,996,144
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49	40,872,859	43,264,710
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49	13,294,248	13,688,120
Fannie Mae REMICS,
Series 2019-67, Class FE
(LIBOR USD 1-Month plus 0.45%)
0.56%	11/25/49[2]	47,034,545	47,418,199
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	01/25/50[2]	136,570	138,169
Fannie Mae REMICS,
Series G92-36, Class Z
7.00%	07/25/22	3	3
Fannie Mae REMICS,
Series G93-21, Class Z
7.20%	05/25/23	808	846
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	22,450	25,928
Freddie Mac Gold Pool A24156
6.50%	10/01/31	101,021	113,555
Freddie Mac Gold Pool A25162
5.50%	05/01/34	1,447,827	1,667,343
Freddie Mac Gold Pool A39012
5.50%	06/01/35	32,028	37,033
Freddie Mac Gold Pool A54856
5.00%	01/01/34	2,589,787	2,959,165

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A61164
5.00%	04/01/36	$8,574	$9,702
Freddie Mac Gold Pool A97038
4.00%	02/01/41	9,261,453	10,178,011
Freddie Mac Gold Pool C01492
5.00%	02/01/33	405,659	457,961
Freddie Mac Gold Pool C04546
3.00%	02/01/43	15,419,410	16,407,499
Freddie Mac Gold Pool C04573
3.00%	03/01/43	19,106,050	20,355,369
Freddie Mac Gold Pool C46104
6.50%	09/01/29	9,953	11,188
Freddie Mac Gold Pool C55789
7.50%	10/01/27	4,542	4,977
Freddie Mac Gold Pool C90573
6.50%	08/01/22	10,950	11,336
Freddie Mac Gold Pool E02402
6.00%	10/01/22	2,458	2,515
Freddie Mac Gold Pool G00992
7.00%	11/01/28	512	585
Freddie Mac Gold Pool G01515
5.00%	02/01/33	449,803	507,197
Freddie Mac Gold Pool G02579
5.00%	12/01/34	682,098	793,320
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,835,172	2,127,314
Freddie Mac Gold Pool G02955
5.50%	03/01/37	2,722,031	3,124,862
Freddie Mac Gold Pool G03357
5.50%	08/01/37	1,074,339	1,244,332
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,753,327	2,018,425
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,222,279	1,406,105
Freddie Mac Gold Pool G03985
6.00%	03/01/38	18,121	21,509
Freddie Mac Gold Pool G04438
5.50%	05/01/38	3,959,680	4,556,350
Freddie Mac Gold Pool G04703
5.50%	08/01/38	3,075,178	3,536,241
Freddie Mac Gold Pool G04706
5.50%	09/01/38	130,699	150,631
Freddie Mac Gold Pool G05866
4.50%	02/01/40	13,225,842	15,032,837
Freddie Mac Gold Pool G06361
4.00%	03/01/41	17,657	19,686
Freddie Mac Gold Pool G06498
4.00%	04/01/41	17,301,852	19,191,487
Freddie Mac Gold Pool G06499
4.00%	03/01/41	7,755,725	8,551,313
Freddie Mac Gold Pool G07408
3.50%	06/01/43	17,740,528	19,388,275
Freddie Mac Gold Pool G07786
4.00%	08/01/44	149,112,697	165,393,086
Freddie Mac Gold Pool G07848
3.50%	04/01/44	85,864,379	93,734,536

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07849
3.50%	05/01/44	$11,630,821	$12,623,732
Freddie Mac Gold Pool G07924
3.50%	01/01/45	14,474,709	15,658,276
Freddie Mac Gold Pool G07925
4.00%	02/01/45	9,796,892	10,804,306
Freddie Mac Gold Pool G08676
3.50%	11/01/45	40,862,485	43,788,119
Freddie Mac Gold Pool G08681
3.50%	12/01/45	26,926,709	28,854,583
Freddie Mac Gold Pool G08698
3.50%	03/01/46	1,412	1,516
Freddie Mac Gold Pool G08710
3.00%	06/01/46	153,534,910	161,555,758
Freddie Mac Gold Pool G08711
3.50%	06/01/46	11,936,860	12,794,564
Freddie Mac Gold Pool G08715
3.00%	08/01/46	206,008,908	216,771,061
Freddie Mac Gold Pool G08721
3.00%	09/01/46	21,097,801	22,199,975
Freddie Mac Gold Pool G08722
3.50%	09/01/46	52,352,201	56,113,885
Freddie Mac Gold Pool G08726
3.00%	10/01/46	225,044,517	236,801,112
Freddie Mac Gold Pool G08727
3.50%	10/01/46	45,614,840	48,785,137
Freddie Mac Gold Pool G08732
3.00%	11/01/46	136,891,058	144,042,411
Freddie Mac Gold Pool G08741
3.00%	01/01/47	84,037,306	88,427,516
Freddie Mac Gold Pool G08742
3.50%	01/01/47	70,673,284	75,685,144
Freddie Mac Gold Pool G08747
3.00%	02/01/47	28,719,430	30,219,768
Freddie Mac Gold Pool G08757
3.50%	04/01/47	27,756,461	29,690,140
Freddie Mac Gold Pool G08758
4.00%	04/01/47	21,752	23,549
Freddie Mac Gold Pool G08762
4.00%	05/01/47	22,362,709	24,121,368
Freddie Mac Gold Pool G08779
3.50%	09/01/47	110,471	117,305
Freddie Mac Gold Pool G08784
3.50%	10/01/47	96,027	101,880
Freddie Mac Gold Pool G08792
3.50%	12/01/47	82,036	87,078
Freddie Mac Gold Pool G08826
5.00%	06/01/48	20,310,767	22,488,253
Freddie Mac Gold Pool G08833
5.00%	07/01/48	12,465,727	13,802,645
Freddie Mac Gold Pool G08838
5.00%	09/01/48	5,945,371	6,612,643
Freddie Mac Gold Pool G08840
5.00%	08/01/48	1,979,780	2,193,463
Freddie Mac Gold Pool G08843
4.50%	10/01/48	13,918,343	15,171,108

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08844
5.00%	10/01/48	$16,549,313	$18,323,539
Freddie Mac Gold Pool G08848
4.50%	11/01/48	2,573,966	2,806,356
Freddie Mac Gold Pool G08849
5.00%	11/01/48	6,448,486	7,155,190
Freddie Mac Gold Pool G12393
5.50%	10/01/21	5,113	5,124
Freddie Mac Gold Pool G12399
6.00%	09/01/21	31	31
Freddie Mac Gold Pool G12824
6.00%	08/01/22	187,393	192,157
Freddie Mac Gold Pool G12909
6.00%	11/01/22	587,491	605,858
Freddie Mac Gold Pool G13032
6.00%	09/01/22	21,859	22,103
Freddie Mac Gold Pool G16085
2.50%	02/01/32	3,914,025	4,113,446
Freddie Mac Gold Pool G16502
3.50%	05/01/33	92,239	98,969
Freddie Mac Gold Pool G16524
3.50%	05/01/33	31,710,960	34,202,594
Freddie Mac Gold Pool G16584
3.50%	08/01/33	5,504,063	5,875,205
Freddie Mac Gold Pool G16607
3.50%	09/01/33	54,411,776	58,655,801
Freddie Mac Gold Pool G16623
2.50%	09/01/32	33,709,405	35,101,045
Freddie Mac Gold Pool G16755
3.50%	02/01/34	51,867,167	55,630,963
Freddie Mac Gold Pool G16756
3.50%	01/01/34	4,840,495	5,217,856
Freddie Mac Gold Pool G18592
3.00%	03/01/31	32,823	34,789
Freddie Mac Gold Pool G18596
3.00%	04/01/31	38,020,992	40,301,509
Freddie Mac Gold Pool G18691
3.00%	06/01/33	14,643,589	15,475,453
Freddie Mac Gold Pool G18692
3.50%	06/01/33	21,281,730	22,716,770
Freddie Mac Gold Pool G18713
3.50%	11/01/33	25,765,504	27,501,881
Freddie Mac Gold Pool G18716
3.50%	12/01/33	78,283	83,559
Freddie Mac Gold Pool G60023
3.50%	04/01/45	14,710,493	16,022,051
Freddie Mac Gold Pool G60080
3.50%	06/01/45	155,170,973	168,061,233
Freddie Mac Gold Pool G60138
3.50%	08/01/45	118,013,392	128,535,230
Freddie Mac Gold Pool G60238
3.50%	10/01/45	47,989,873	52,086,084
Freddie Mac Gold Pool G60344
4.00%	12/01/45	118,944	130,784
Freddie Mac Gold Pool G67700
3.50%	08/01/46	35,992,872	39,009,309

See accompanying Notes to Financial Statements.

177 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67703
3.50%	04/01/47	$364,308,179	$394,611,879
Freddie Mac Gold Pool G67706
3.50%	12/01/47	190,422,777	205,260,059
Freddie Mac Gold Pool G67707
3.50%	01/01/48	451,554,946	489,914,638
Freddie Mac Gold Pool G67708
3.50%	03/01/48	446,188,602	479,909,653
Freddie Mac Gold Pool G67709
3.50%	03/01/48	318,958,054	343,810,494
Freddie Mac Gold Pool G67710
3.50%	03/01/48	287,473,869	307,918,054
Freddie Mac Gold Pool G67711
4.00%	03/01/48	84,328,681	92,601,698
Freddie Mac Gold Pool G67713
4.00%	06/01/48	813,838	893,871
Freddie Mac Gold Pool G67714
4.00%	07/01/48	128,615	140,871
Freddie Mac Gold Pool G67717
4.00%	11/01/48	107,424,962	117,661,487
Freddie Mac Gold Pool H00790
5.50%	05/01/37	4,395	5,046
Freddie Mac Gold Pool H05069
5.50%	05/01/37	188,320	216,196
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	30,801,823	34,255,870
Freddie Mac Gold Pool U99097
3.50%	07/01/43	46,119,433	50,209,241
Freddie Mac Gold Pool V62078
3.50%	08/01/33	5,710,677	6,146,918
Freddie Mac Gold Pool V62129
3.50%	08/01/33	12,378,417	13,284,962
Freddie Mac Gold Pool V80356
3.50%	08/01/43	31,278,765	34,060,380
Freddie Mac Pool RB5077
2.00%	10/01/40	130,606,250	132,183,113
Freddie Mac Pool RE6029
3.00%	02/01/50	10,641,398	10,879,569
Freddie Mac Pool SD7502
3.50%	07/01/49	13,884,847	14,850,063
Freddie Mac Pool SD7503
3.50%	08/01/49	29,078,102	31,256,258
Freddie Mac Pool SD7511
3.50%	01/01/50	28,893,055	31,093,466
Freddie Mac Pool ZA5103
3.50%	12/01/47	303,097	321,523
Freddie Mac Pool ZA5128
3.50%	12/01/47	771,018	816,966
Freddie Mac Pool ZM1779
3.00%	09/01/46	22,632,249	23,804,604
Freddie Mac Pool ZM2285
3.00%	12/01/46	25,362,401	26,676,177
Freddie Mac Pool ZS4693
3.00%	12/01/46	25,953,359	27,297,747
Freddie Mac Pool ZS4768
3.50%	05/01/48	2,229,856	2,361,350

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool ZT0277
3.50%	10/01/46	$2,821,794	$3,031,403
Freddie Mac Pool ZT1403
3.50%	11/01/33	30,116,963	32,150,213
Freddie Mac REMICS,
Series 1073, Class G
7.00%	05/15/21	5	5
Freddie Mac REMICS,
Series 1107, Class ZC
6.50%	07/15/21	91	91
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27	53,782	61,251
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23	14,047	14,987
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28	220,802	244,912
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	12,023	13,552
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31	5,868	6,737
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
20.65%	02/15/32[2]	7,361	11,241
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32	24,589	27,044
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.09%	08/15/35[2]	1,033,189	236,355
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35	2,725,024	3,146,897
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.09%	08/15/35[2]	456,796	86,523
Freddie Mac REMICS,
Series 3707, Class EI (IO)
5.00%	12/15/38	3,228,708	84,652
Freddie Mac REMICS,
Series 3730, Class JG
3.00%	09/15/39	1,878	1,892
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40	47,288,083	52,375,345
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
5.84%	07/15/41[2]	5,347,081	559,061

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41	$11,408,744	$12,817,482
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41	9,215,000	10,726,490
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41	32,095,702	35,135,287
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41	11,181,427	11,628,496
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41	17,557,349	18,359,163
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47	182,452	207,688
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48	2,726,318	2,839,617
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47	920,175	964,355
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47	31,553,725	33,276,827
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48	12,217,445	12,644,608
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49	5,580,545	5,889,666
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49	2,424,888	2,508,421
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49	2,306,598	2,378,469
Freddie Mac REMICS,
Series 4937, Class MF
(LIBOR USD 1-Month plus 0.45%)
0.56%	12/25/49[2]	10,342,287	10,398,079
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43[9]	20,941,681	18,250,323
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.61%	11/15/43[2]	3,580,673	3,619,071
Ginnie Mae (TBA)
2.00%	05/20/51	1,727,625,000	1,740,952,850
2.50%	05/20/51	901,450,000	928,145,495
2.50%	06/20/51	291,400,000	299,505,693
Ginnie Mae I Pool 782817
4.50%	11/15/39	13,664,192	15,617,513

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae I Pool AA5452
3.50%	07/15/42	$148,164	$158,329
Ginnie Mae II Pool 2631
7.00%	08/20/28	1,339	1,511
Ginnie Mae II Pool 3388
4.50%	05/20/33	3,841	4,302
Ginnie Mae II Pool 3427
4.50%	08/20/33	1,297	1,454
Ginnie Mae II Pool 3554
4.50%	05/20/34	1,253	1,406
Ginnie Mae II Pool 4058
5.00%	12/20/37	693	798
Ginnie Mae II Pool 4342
5.00%	01/20/39	1,003	1,111
Ginnie Mae II Pool 4520
5.00%	08/20/39	19,759	21,884
Ginnie Mae II Pool 5140
4.50%	08/20/41	41,660	46,742
Ginnie Mae II Pool 5175
4.50%	09/20/41	44,865	50,339
Ginnie Mae II Pool 5281
4.50%	01/20/42	13,227	14,841
Ginnie Mae II Pool 783591
4.50%	07/20/41	16,409	18,411
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	07/20/34[2]	10,305	10,702
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.00%	03/20/35[2]	15,779	15,969
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	08/20/35[2]	19,181	20,095
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	10/20/35[2]	15,054	15,778
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.88%	05/20/25[2]	2,619	2,683
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.88%	06/20/25[2]	3,542	3,591
Ginnie Mae II Pool MA0627
4.50%	12/20/42	54,843	61,541
Ginnie Mae II Pool MA0701
4.50%	01/20/43	55,239	61,868
Ginnie Mae II Pool MA1157
3.50%	07/20/43	50,749	54,906
Ginnie Mae II Pool MA1997
4.50%	06/20/44	13,615	15,275

See accompanying Notes to Financial Statements.

179 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA2374
5.00%	11/20/44	$334,523	$381,961
Ginnie Mae II Pool MA2756
4.50%	04/20/45	30,096	33,760
Ginnie Mae II Pool MA2828
4.50%	05/20/45	1,324,986	1,486,026
Ginnie Mae II Pool MA2894
4.50%	06/20/45	497,900	558,442
Ginnie Mae II Pool MA3036
4.50%	08/20/45	50,845	56,926
Ginnie Mae II Pool MA3309
3.00%	12/20/45	10,425	11,032
Ginnie Mae II Pool MA3456
4.50%	02/20/46	341,724	382,557
Ginnie Mae II Pool MA3521
3.50%	03/20/46	41,734,982	44,869,237
Ginnie Mae II Pool MA3524
5.00%	03/20/46	14,527	16,670
Ginnie Mae II Pool MA3597
3.50%	04/20/46	105,632,556	113,565,456
Ginnie Mae II Pool MA3600
5.00%	04/20/46	9,152,652	10,526,984
Ginnie Mae II Pool MA3662
3.00%	05/20/46	4,073,471	4,298,607
Ginnie Mae II Pool MA3663
3.50%	05/20/46	30,619,148	32,870,773
Ginnie Mae II Pool MA3665
4.50%	05/20/46	140,751	156,321
Ginnie Mae II Pool MA3666
5.00%	05/20/46	4,822,610	5,533,775
Ginnie Mae II Pool MA3738
4.50%	06/20/46	580,868	645,123
Ginnie Mae II Pool MA3739
5.00%	06/20/46	2,913,534	3,350,986
Ginnie Mae II Pool MA3805
4.50%	07/20/46	5,136,834	5,692,228
Ginnie Mae II Pool MA3806
5.00%	07/20/46	223,862	256,873
Ginnie Mae II Pool MA3873
3.00%	08/20/46	31,584,426	33,330,056
Ginnie Mae II Pool MA3876
4.50%	08/20/46	5,030,235	5,586,679
Ginnie Mae II Pool MA3877
5.00%	08/20/46	1,051,921	1,201,749
Ginnie Mae II Pool MA3937
3.50%	09/20/46	24,801,639	26,625,464
Ginnie Mae II Pool MA3939
4.50%	09/20/46	2,664,479	2,974,599
Ginnie Mae II Pool MA4003
3.00%	10/20/46	12,666,505	13,366,566
Ginnie Mae II Pool MA4006
4.50%	10/20/46	3,025,863	3,375,713
Ginnie Mae II Pool MA4007
5.00%	10/20/46	6,326,728	7,276,528
Ginnie Mae II Pool MA4069
3.50%	11/20/46	77,157,310	82,638,295

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4071
4.50%	11/20/46	$8,785,001	$9,852,502
Ginnie Mae II Pool MA4072
5.00%	11/20/46	1,596,994	1,832,436
Ginnie Mae II Pool MA4126
3.00%	12/20/46	210,725,835	222,372,374
Ginnie Mae II Pool MA4127
3.50%	12/20/46	82,650,225	88,280,089
Ginnie Mae II Pool MA4129
4.50%	12/20/46	27,940,500	31,181,684
Ginnie Mae II Pool MA4196
3.50%	01/20/47	20,086	21,513
Ginnie Mae II Pool MA4198
4.50%	01/20/47	233,436	257,653
Ginnie Mae II Pool MA4199
5.00%	01/20/47	5,104,465	5,857,007
Ginnie Mae II Pool MA4264
4.50%	02/20/47	70,161,785	77,440,705
Ginnie Mae II Pool MA4265
5.00%	02/20/47	1,259,965	1,445,697
Ginnie Mae II Pool MA4324
5.00%	03/20/47	6,827,050	7,755,986
Ginnie Mae II Pool MA4382
3.50%	04/20/47	51,381,835	54,678,571
Ginnie Mae II Pool MA4384
4.50%	04/20/47	3,273,555	3,598,848
Ginnie Mae II Pool MA4385
5.00%	04/20/47	12,469,109	13,915,864
Ginnie Mae II Pool MA4453
4.50%	05/20/47	170,560,994	187,456,305
Ginnie Mae II Pool MA4454
5.00%	05/20/47	26,499,017	29,532,395
Ginnie Mae II Pool MA4510
3.50%	06/20/47	72,357	77,000
Ginnie Mae II Pool MA4511
4.00%	06/20/47	10,656,938	11,554,744
Ginnie Mae II Pool MA4512
4.50%	06/20/47	597,296	656,136
Ginnie Mae II Pool MA4513
5.00%	06/20/47	531,917	592,783
Ginnie Mae II Pool MA4586
3.50%	07/20/47	86,640,395	92,145,223
Ginnie Mae II Pool MA4588
4.50%	07/20/47	99,514	109,294
Ginnie Mae II Pool MA4589
5.00%	07/20/47	25,538,928	28,424,321
Ginnie Mae II Pool MA4652
3.50%	08/20/47	6,604,341	7,021,894
Ginnie Mae II Pool MA4655
5.00%	08/20/47	30,493,857	34,123,551
Ginnie Mae II Pool MA4719
3.50%	09/20/47	84,233,666	89,559,255
Ginnie Mae II Pool MA4720
4.00%	09/20/47	216,676	233,915
Ginnie Mae II Pool MA4722
5.00%	09/20/47	602,552	668,839

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4781
5.00%	10/20/47	$7,488,008	$8,299,489
Ginnie Mae II Pool MA4836
3.00%	11/20/47	178,221,121	188,261,746
Ginnie Mae II Pool MA4837
3.50%	11/20/47	208,373,701	221,949,867
Ginnie Mae II Pool MA4838
4.00%	11/20/47	72,790,302	78,738,343
Ginnie Mae II Pool MA4840
5.00%	11/20/47	2,159,738	2,406,092
Ginnie Mae II Pool MA4900
3.50%	12/20/47	13,477,300	14,355,386
Ginnie Mae II Pool MA4901
4.00%	12/20/47	48,606,533	52,506,729
Ginnie Mae II Pool MA4961
3.00%	01/20/48	601,170	634,913
Ginnie Mae II Pool MA4963
4.00%	01/20/48	83,037,301	89,746,615
Ginnie Mae II Pool MA5078
4.00%	03/20/48	132,977	143,478
Ginnie Mae II Pool MA5137
4.00%	04/20/48	29,513,602	31,740,347
Ginnie Mae II Pool MA5399
4.50%	08/20/48	6,545,764	7,163,738
Ginnie Mae II Pool MA5466
4.00%	09/20/48	11,214,616	12,099,948
Ginnie Mae II Pool MA5467
4.50%	09/20/48	62,525	67,893
Ginnie Mae II Pool MA5528
4.00%	10/20/48	52,209,722	56,272,632
Ginnie Mae II Pool MA5530
5.00%	10/20/48	11,223,321	12,261,606
Ginnie Mae II Pool MA5651
4.00%	12/20/48	18,295	19,638
Ginnie Mae II Pool MA6030
3.50%	07/20/49	36,273,347	37,189,439
Ginnie Mae II Pool MA6080
3.00%	08/20/49	6,060	6,186
Ginnie Mae II Pool MA6081
3.50%	08/20/49	13,640,109	13,984,593
Ginnie Mae II Pool MA6209
3.00%	10/20/49	10,552,104	10,875,547
Ginnie Mae II Pool MA6210
3.50%	10/20/49	6,553,755	6,719,272
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33	5,379,923	6,047,862
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
6.64%	06/16/37[2]	9,638,954	1,971,696
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
6.14%	03/20/36[2]	8,612,031	1,010,805

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.69%	05/20/37[2]	$21,410,469	$3,132,253
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
6.37%	12/20/39[2]	3,466,738	773,768
Ginnie Mae,
Series 2009-17, Class P
4.00%	08/16/38	1,866	1,878
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.69%	07/16/39[2]	30,648	4,231
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
6.19%	08/16/38[2]	45,511	4,226
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.29%	01/16/40[2]	44,437	9,356
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
5.69%	01/16/40[2]	8,079,527	1,488,166
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
6.39%	09/16/39[2]	1,561,694	117,775
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	103,570	19,422
Ginnie Mae,
Series 2013-113, Class LY
3.00%	05/20/43	51,184,000	53,990,109
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39	10,255,049	10,578,578
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	1,375,971	1,477,423
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49	19,384,131	20,529,297
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49	18,507,649	19,145,642
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	18,046,659	19,255,616
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48	8,012,846	8,352,815

See accompanying Notes to Financial Statements.

181 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49	$4,685,161	$4,866,935
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	23,261,389	24,331,757
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	21,672,389	22,612,325
UMBS (TBA)
1.50%	05/01/36	1,096,500,000	1,099,510,495
2.00%	05/01/36	1,505,125,000	1,542,889,083
2.00%	05/01/51	9,975,100,000	9,938,862,457
2.50%	05/01/51	3,080,625,000	3,154,752,385

			30,925,159,272

Total Mortgage-Backed
(Cost $37,137,792,527)			37,555,706,722

MUNICIPAL BONDS — 0.94%*

Arizona — 0.03%
Maricopa County Industrial Development Authority Revenue Bonds, Health, Hospital and Nursing Home Improvements,
Series 2017D
3.00%	01/01/48	17,830,000	18,479,943
Maricopa County Industrial Development Authority Revenue Bonds, Health, Hospital and Nursing Home Improvements,
Series 2019E
3.00%	01/01/49	6,590,000	6,827,203

			25,307,146

California — 0.25%
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	16,975,000	16,895,557
Los Angeles Community College District General Obligation Bonds
2.34%	08/01/33	15,630,000	15,515,462
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	224,598
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements, Series C
5.52%	07/01/27	12,625,000	15,404,275
Los Angeles Department of Water & Power Power System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	350,000	453,449
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	10,755,000	14,234,915
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	12,165,000	17,198,031

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
California (continued)
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	$70,090,000	$67,345,976
3.26%	05/15/60	40,075,000	40,129,301
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AP
3.93%	05/15/45	30,115,000	32,995,840

			220,397,404

Colorado — 0.05%
City & County of Denver Airport System Revenue Bonds, Series C
2.04%	11/15/28	14,000,000	13,892,172
2.39%	11/15/31	6,010,000	5,891,919
2.52%	11/15/32	13,450,000	13,207,802
2.62%	11/15/33	9,000,000	8,839,464
2.72%	11/15/34	5,000,000	4,913,063

			46,744,420

Florida — 0.01%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series E
2.53%	10/01/30	2,160,000	2,153,519
Greater Orlando Aviation Authority Revenue Bonds, Port, Airport and Marina Improvements, Series A
5.00%	10/01/44	610,000	746,329
5.00%	10/01/54	1,425,000	1,716,420

			4,616,268

Massachusetts — 0.01%
Commonwealth of Massachusetts General Obligation Bonds, Public Improvements, Series C
3.00%	03/01/49	9,350,000	9,795,293

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	400,000	441,350
New Jersey State Turnpike Authority Revenue Bonds, Highway Improvements, Series A
7.10%	01/01/41	285,000	437,082
New Jersey Turnpike Authority Revenue Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	328,662

			1,207,094

New York — 0.55%
City of New York General Obligation Bonds, Public Improvements
4.77%	10/01/23	4,420,000	4,895,166
5.21%	10/01/31	6,420,000	7,736,582
5.52%	10/01/37	6,075,000	7,907,161
City of New York General Obligation Bonds, Public Improvements, Series A
3.00%	08/01/34	15,185,000	15,355,344

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
City of New York General Obligation Bonds, Public Improvements, Series D-1
4.00%	03/01/50	$7,000,000	$7,894,692
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	3,145,000	3,387,395
City of New York General Obligation Bonds, Series D
1.72%	08/01/29	30,000,000	28,596,309
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	19,375,000	24,081,092
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
4.00%	05/01/42	3,150,000	3,655,732
4.00%	05/01/43	3,750,000	4,329,930
5.51%	08/01/37	25,000,000	32,691,083
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	3,737,553
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series C
4.00%	05/01/43	5,000,000	5,594,050
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	17,295,000	17,171,029
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	2,915,873
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries C5
3.90%	05/01/31	15,000,000	16,484,676
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	7,084,736
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	3,468,951
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	15,764,871
New York City Water & Sewer System Revenue Bonds, Series AA
4.00%	06/15/50	10,400,000	12,147,616
5.00%	06/15/50	5,575,000	7,098,982
New York State Dormitory Authority Revenue Bonds, School Improvements, Series A
4.00%	03/15/48	9,870,000	11,122,750
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	53,977,895
5.43%	03/15/39	21,400,000	26,908,386

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series A
3.00%	03/15/38	$55,645,000	$59,006,192
4.00%	03/15/47	155,000	176,566
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series E
4.00%	03/15/46	63,215,000	71,975,967
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series E
4.00%	03/15/43	18,715,000	21,381,326
New York State Urban Development Corp. Revenue Bonds, Public Improvements
5.77%	03/15/39	150,000	182,817

			476,730,722

Texas — 0.04%
North Texas Tollway Authority Revenue Bonds
2.23%	01/01/32	6,065,000	5,898,001
2.33%	01/01/33	8,765,000	8,523,570
2.43%	01/01/34	10,000,000	9,738,750
2.53%	01/01/35	8,000,000	7,803,720
Texas A&M University Revenue Bonds, University & College Improvements, Series B
2.69%	05/15/25	350,000	376,727

			32,340,768

Total Municipal Bonds (Cost $800,207,451)			817,139,115

U.S. TREASURY SECURITIES — 40.17%

U.S. Treasury Bonds — 5.44%
U.S. Treasury Bonds
1.63%	11/15/50	679,736,000	566,623,681
1.88%	02/15/41	1,143,021,000	1,064,884,805
1.88%	02/15/51	3,493,522,000	3,101,046,638

			4,732,555,124

U.S. Treasury Notes — 34.73%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.11%)
0.13%	04/30/22[2]	170,000,000	170,183,398
U.S. Treasury Notes
0.13%	12/31/22	973,572,000	973,248,745
0.13%	01/31/23	3,494,369,000	3,492,731,014
0.13%	02/28/23	5,839,461,000	5,836,039,426
0.13%	03/31/23	4,681,942,000	4,678,924,348
0.38%	03/31/22	79,520,000	79,764,020
0.38%	01/31/26	257,043,000	250,657,088
0.50%	02/28/26	6,531,325,000	6,403,249,831
0.75%	03/31/26	5,412,234,000	5,365,511,266
1.13%	02/15/31	2,500,739,000	2,363,393,788
1.50%	08/31/21	300,000,000	301,816,410

See accompanying Notes to Financial Statements.

183 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
2.25%	04/30/21	$277,000,000	$277,481,504

			30,193,000,838

Total U.S. Treasury Securities (Cost $35,215,381,578)			34,925,555,962

Total Bonds — 111.65% (Cost $96,236,712,277)			97,068,572,873

Issues		Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC†,5,6,7,10		1,180,703	—

Total Common Stock (Cost $65,187,440)

Purchased Swaptions - 0.03% (Cost $10,896,240)			25,889,302

Purchased Options - 0.02% (Cost $20,283,900)			14,875,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 10.06%

Foreign Government Obligations — 0.75%
Japan Treasury Discount Bill,
Series 962
(Japan)

0.00%[11]	04/05/21[3]	44,150,000,000	399,632,415
Japan Treasury Discount Bill,
Series 964
(Japan)

0.00%[11]	04/12/21[3]	28,000,000,000	253,411,545

			653,043,960

Money Market Funds — 4.16%
Dreyfus Government Cash Management Fund
0.03%[12]		1,290,653,000	1,290,653,000
JPMorgan U.S. Government Money Market Fund
0.03%[12]		1,204,314,000	1,204,314,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[12]		1,120,441,000	1,120,441,000

			3,615,408,000

Repurchase Agreements — 0.58%
JPMorgan Chase & Co. (Dated 03/25/21, total to be received $500,000,972, (collateralized by U.S. Treasury Securities, 0.00% to 1.75%, due from 04/08/21 to 09/30/22, par and fair value of $499,370,000 and $507,268,976, respectively))
0.01%	04/01/21	500,000,000	500,000,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 1.89%
Fannie Mae Discount Notes
0.09%[11]	06/02/21	$ 100,000,000	$99,998,278
Federal Home Loan Bank
0.09%[11]	04/09/21	300,000,000	300,000,666
0.03%[11]	04/30/21	300,000,000	300,002,418
0.03%[11]	05/10/21	350,000,000	350,000,000
0.04%[11]	05/17/21	300,000,000	300,000,000
0.05%[11]	08/13/21	300,000,000	299,977,668

			1,649,979,030

U.S. Treasury Bills — 2.68%
U.S. Treasury Bills
0.08%[11]	04/15/21	25,000,000	24,999,904
0.04%[11]	05/13/21	300,000,000	299,994,750
0.05%[11]	08/05/21	750,000,000	749,968,935
0.05%[11]	08/12/21	750,000,000	749,958,450
0.04%[11]	08/19/21	505,000,000	504,960,736

			2,329,882,775

Total Short-Term Investments (Cost $8,789,125,905)			8,748,313,765

Total Investments Before Written Options - 121.76% (Cost $105,122,205,762)			105,857,650,940

Written Options - (0.03)%
(Cost $(21,994,700))			(25,593,750)

Liabilities in Excess of Other Assets - (21.73)%			(18,890,874,387)

Net Assets - 100.00%			$86,941,182,803

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $98,908,665, which is 0.11% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2021.
[10]	Affiliated investment.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of March 31, 2021.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but are valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 425,513,457	JPY 44,150,000,000	Goldman Sachs International	04/05/21	$25,944,250
USD 269,650,282	JPY 28,000,000,000	Citigroup Global Markets, Inc.	04/12/21	16,223,590
USD 67,542,369	GBP 48,865,000	Goldman Sachs International	04/23/21	118,084

				42,285,924

GBP 700,000	USD 971,184	Goldman Sachs International	04/23/21	(5,319)

NET UNREALIZED APPRECIATION				$42,280,605

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Ultra Bond	4,188	06/21/21	$758,944,125	$(18,638,881)	$(18,638,881)
U.S. Treasury Five Year Note	1	06/30/21	123,398	(487)	(487)

			759,067,523	(18,639,368)	(18,639,368)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Two Year Note	345	06/30/21	(76,150,664)	69,261	69,261

TOTAL FUTURES CONTRACTS			$682,916,859	$(18,570,107)	$(18,570,107)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
			Credit Suisse
Berry Global, Inc., 5.63%, due			First Boston
07/15/27	5.00%	3 Months	International	12/20/21	$ 60,665,000	$1,457,232	$1,309,994	$147,238

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 3 Year MIDCV Future Options	35,000	$98.50	12/10/21	$274,558,693,500	$14,875,000

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 3 Year MIDCV Future Options	35,000	$98.75	12/10/21	$(186,043,992,750)	$(8,750,000)

See accompanying Notes to Financial Statements.

185 / Annual Report March 2021

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN PUT OPTIONS EXCHANGE TRADED

IMM Eurodollar 3 Year MIDCV Future Options	35,000	$97.75	12/10/21	$208,451,691,000	$(16,843,750)

			Received by the Fund		Paid by the Fund
Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized Appreciation

PURCHASED SWAPTIONS
Option to enter into a
30-year Interest Rate	Barclay’s				3-month	Semi-
Swap	Capital	01/19/24	2.75%	Quarterly	USD LIBOR	annually	$79,350,000	$5,565,443	$2,340,825	$3,224,618
Option to enter into a
30-year Interest Rate	Citigroup Global				3-month	Semi-
Swap	Markets, Inc.	01/19/24	2.75%	Quarterly	USD LIBOR	annually	$45,520,000	$3,192,677	$1,350,040	$1,842,637
Option to enter into a
30-year Interest Rate	Goldman Sachs				3-month	Semi-
Swap	International	01/19/24	2.75%	Quarterly	USD LIBOR	annually	$244,250,000	$17,131,182	$7,205,375	$9,925,807

TOTAL PURCHASED SWAPTIONS							$369,120,000	$25,889,302	$10,896,240	$14,993,062

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 186

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BONDS – 82.65%
ASSET-BACKED SECURITIES — 9.45%**
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.02%	01/20/28[1,2,3]	$1,274,813	$1,272,773
BSPRT Issuer Ltd.,
Series 2018-FL4, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.16%	09/15/35[1,2,3]	452,723	453,598
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.80%, 0.80% Cap)
0.00%	04/15/34[1,2,3]	700,000	700,350
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3
(LIBOR USD 1-Month plus 0.80%)
0.90%	02/25/36[2]	137,823	137,750
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV5
(LIBOR USD 1-Month plus 1.00%)
1.11%	08/25/35[2]	348,820	349,326
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.00%)
1.11%	10/25/35[2]	800,000	801,916
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.87%	04/25/35[2]	706,815	705,237
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
1.01%	10/25/35[2]	1,250,000	1,248,545
FFMLT Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
0.89%	09/25/35[2]	1,244,768	1,248,732
First Franklin Mortgage Loan Trust,
Series 2005-FF9, Class A1
(LIBOR USD 1-Month plus 0.58%)
0.69%	10/25/35[2]	1,386,177	1,382,852
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.23%	06/15/37[1,2,3]	778,541	778,988
GSAMP Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.43%	05/25/46[2]	1,067,501	1,062,514
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.24%	05/25/34[1,2]	310,177	311,935

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Home Partners of America Trust,
Series 2018-1, Class A
(LIBOR USD 1-Month plus 0.90%)
1.01%	07/17/37[1,2]	$1,306,118	$1,307,293
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.24%	05/15/28[1,2,3]	495,244	495,287
Marathon CRE Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.26%	06/15/28[1,2,3]	290,080	290,432
MASTR Asset-Backed Securities Trust,
Series 2005-OPT1, Class M3
(LIBOR USD 1-Month plus 0.69%)
0.80%	03/25/35[2]	770,197	771,092
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-WMC3, Class M4
(LIBOR USD 1-Month plus 0.93%)
1.04%	03/25/35[2]	462,043	462,043
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/27/36[1,2]	321,356	319,114
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.06%	07/15/29[1,2,3]	675,000	675,322
Option One Mortgage Loan Trust Asset-Backed Certificates 2005-5,
Series 2005-5, Class M1
(LIBOR USD 1-Month plus 0.59%)
0.69%	12/25/35[2]	1,198,367	1,204,670
Palmer Square Loan Funding Ltd.,
Series 2020-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.98%	02/20/28[1,2,3]	980,727	980,597
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.80%, 0.80% Cap)
0.00%	05/20/29[1,2,3]	750,000	750,453
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
1.05%	06/25/35[2]	495,800	499,555
Progress Residential Trust,
Series 2018-SFR3, Class A
3.88%	10/17/35[1]	1,996,576	2,020,837
Progress Residential Trust,
Series 2019-SFR1, Class A
3.42%	08/17/35[1]	529,477	543,913

See accompanying Notes to Financial Statements.

187 / Annual Report March 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
0.65%	12/15/27[1,2]	$343,257	$343,400
SLM Student Loan Trust,
Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
0.52%	07/25/25[2]	180,489	180,460
SLM Student Loan Trust,
Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
0.77%	01/25/28[2]	81,452	81,482
SLM Student Loan Trust,
Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
0.60%	10/25/24[2]	65,939	65,936
SLM Student Loan Trust,
Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
0.69%	01/26/26[2]	111,270	110,972
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.66%	06/25/43[2]	118,707	118,609
Soundview Home Loan Trust,
Series 2006-OPT3, Class 2A3
(LIBOR USD 1-Month plus 0.17%)
0.28%	06/25/36[2]	463,427	462,766
TPG Real Estate Finance Issuer Ltd.,
Series 2018-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.24%	11/15/37[1,2,3]	847,868	849,587

Total Asset-Backed Securities

(Cost $22,828,920)			22,988,336

BANK LOANS — 0.51%*
Health Care — 0.51%
HCA, Inc.,
Term Loan B12, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/13/25[2]	1,243,687	1,244,576

Total Bank Loans
(Cost $1,246,778)

CORPORATES — 23.40%*
Banking — 6.24%
Bank of America Corp.
2.88%	04/24/23[4]	3,600,000	3,686,705
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25[1,3,4]	235,000	243,962
3.80%	06/09/23[3]	580,000	615,714
HSBC Holdings PLC
(United Kingdom)
3.95%	05/18/24[3,4]	1,000,000	1,067,586

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
(LIBOR USD 3-Month plus 1.00%)
1.19%	05/18/24[2,3]	$795,000	$803,858
JPMorgan Chase & Co.
3.21%	04/01/23[4]	2,400,000	2,465,494
(LIBOR USD 3-Month plus 1.00%)
1.24%	01/15/23[2]	200,000	201,525
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,4]	1,345,000	1,393,125
Morgan Stanley
(GMTN)
3.13%	01/23/23	2,350,000	2,461,585
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23[3]	750,000	766,748
Wells Fargo & Co.
(MTN)
3.75%	01/24/24	805,000	870,857
Wells Fargo Bank N.A.
(BKNT)
2.08%	09/09/22[4]	600,000	604,595

			15,181,754

Communications — 1.31%
Qwest Corp.
7.25%	09/15/25	400,000	469,500
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	600,000	631,790
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21[1]	1,090,250	1,101,152
4.74%	03/20/25[1]	710,000	762,416
5.15%	03/20/28[1]	200,000	228,500

			3,193,358

Consumer Discretionary — 0.87%
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22[1,3]	810,000	837,341
Pernod Ricard SA
(France)
4.25%	07/15/22[1,3]	600,000	627,686
Reynolds American, Inc.
4.85%	09/15/23	600,000	659,050

			2,124,077

Electric — 1.00%
Alliant Energy Finance LLC
3.75%	06/15/23[1]	725,000	772,875
Dominion Energy, Inc.,
Series B
2.75%	09/15/22	350,000	359,129
Duquesne Light Holdings, Inc.
5.90%	12/01/21[1]	450,000	464,759
Evergy, Inc.
4.85%	06/01/21	325,000	325,000

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 188

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21	$250,000	$252,165
(LIBOR USD 3-Month plus 0.55%)
0.74%	08/28/21[2]	250,000	250,077

			2,424,005

Energy — 0.89%
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,000,000	1,106,227
Sunoco Logistics Partners Operations LP
5.95%	12/01/25	900,000	1,048,826

			2,155,053

Finance — 5.23%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.95%	02/01/22[3]	600,000	614,025
4.45%	12/16/21[3]	100,000	102,316
Air Lease Corp.
2.25%	01/15/23	600,000	616,133
3.50%	01/15/22	200,000	204,541
Citigroup, Inc.
3.14%	01/24/23[4]	2,450,000	2,501,013
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/24/23[2]	308,000	310,557
Daimler Finance North America LLC
2.20%	10/30/21[1]	65,000	65,692
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22[1,2]	290,000	291,981
Ford Motor Credit Co. LLC
3.81%	10/12/21	1,150,000	1,164,363
(LIBOR USD 3-Month plus 0.81%)
1.05%	04/05/21[2]	480,000	480,000
General Motors Financial Co., Inc.
4.38%	09/25/21	545,000	555,143
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22[4]	2,450,000	2,482,635
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23	1,395,000	1,393,577
Morgan Stanley
(MTN)
0.53%	01/25/24[4]	90,000	89,864
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	540,000	557,171
3.77%	03/08/24[1,3,4]	680,000	718,700
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	100,000	104,484
5.25%	08/15/22[1,3]	445,000	467,315

			12,719,510

Food — 0.43%
Kraft Heinz Foods Co.
4.00%	06/15/23	600,000	642,144

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Food (continued)
Smithfield Foods, Inc.
3.35%	02/01/22[1]	$400,000	$405,141

			1,047,285

Health Care — 3.08%
AbbVie, Inc.
3.20%	11/06/22	600,000	622,644
3.25%	10/01/22	200,000	206,915
Anthem, Inc.
3.70%	08/15/21	500,000	501,848
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24[1,3]	252,000	258,048
Bayer U.S. Finance II LLC
2.20%	07/15/22[1]	600,000	609,505
3.88%	12/15/23[1]	1,140,000	1,229,649
Becton Dickinson and Co.
3.30%	03/01/23	600,000	625,690
CVS Health Corp.
3.50%	07/20/22	600,000	621,327
Dignity Health
3.13%	11/01/22	150,000	155,327
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22[1]	200,000	208,153
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23[1]	585,000	613,506
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.71%	09/29/23[2]	655,000	655,848
Humana, Inc.
3.15%	12/01/22	600,000	622,438
Viatris, Inc.
1.13%	06/22/22[1]	550,000	553,298

			7,484,196

Industrials — 0.90%
Amcor Flexibles North America, Inc.
4.50%	10/15/21	385,000	389,261
BAE Systems PLC
(United Kingdom)
4.75%	10/11/21[1,3]	250,000	255,502
Berry Global, Inc.
0.95%	02/15/24[1]	635,000	632,383
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.58%	05/05/26[2]	150,000	146,147
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/15/23[2]	750,000	756,442

			2,179,735

Information Technology — 0.36%
NXP BV/NXP Funding LLC
(Netherlands)
3.88%	09/01/22[1,3]	600,000	626,679

See accompanying Notes to Financial Statements.

189 / Annual Report March 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Information Technology (continued)
4.63%	06/01/23[1,3]	$220,000	$238,321

			865,000

Insurance — 0.27%
Nationwide Mutual Insurance Co.
2.47%	12/15/24[1,4]	670,000	669,632

Materials — 0.15%
Nutrition & Biosciences, Inc.
0.70%	09/15/22[1]	375,000	375,801

Real Estate Investment Trust (REIT) — 1.40%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	600,000	634,657
Boston Properties LP
3.85%	02/01/23	600,000	630,784
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23	1,000,000	1,094,685
Highwoods Realty LP
3.20%	06/15/21	131,000	131,645
SL Green Operating Partnership LP
3.25%	10/15/22	870,000	902,026

			3,393,797

Retail — 0.52%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.65%	08/10/22[1,2]	650,000	650,700
Alimentation Couche-Tard, Inc.
(Canada)
2.70%	07/26/22[1,3]	600,000	616,102

			1,266,802

Services — 0.38%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22[1,3]	880,000	928,331

Transportation — 0.37%
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.14%	06/01/21[1,2]	250,000	250,019
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	259,388	264,840
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23	75,989	78,459
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22	292,947	302,263

			895,581

Total Corporates
(Cost $56,746,915)			56,903,917

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 33.84%**
Non-Agency Commercial Mortgage-Backed — 3.33%
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class A2
3.19%	02/15/50	$126,249	$128,447
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.86%	11/15/35[1,2]	65,343	65,423
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.91%	12/15/36[1,2]	249,494	249,905
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58	450,000	475,071
Citigroup Commercial Mortgage Trust,
Series 2020-WSS, Class A
(LIBOR USD 1-Month plus 1.95%)
2.06%	02/15/39[1,2]	761,777	773,022
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45	284,355	294,993
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.31%	01/10/46[4]	2,673,169	48,928
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50	950,000	976,319
DBRR Trust,
Series 2011-LC2, Class A4A
4.54%	07/12/44[1,4]	73,465	73,454
GS Mortgage Securities Trust,
Series 2013-GC14, Class A4
3.96%	08/10/46	742,000	774,161
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48[1]	476,245	483,760
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A4A2
3.79%	02/15/47[1]	1,047,805	1,114,305
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3
4.17%	08/15/46	304,949	307,061
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45	236,328	239,687
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.59%	10/15/46[4]	2,773,670	32,707
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class A3
3.77%	04/15/47	93,809	98,822
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49	173,105	173,177

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 190

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.06%	05/10/45[1,4]	$2,145,076	$23,621
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51	22,017	22,188
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class XA (IO)
0.91%	03/10/46[1,4]	3,724,050	45,897
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A2
2.60%	06/15/49	493,719	494,494
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59	120,423	121,470
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49	117,969	118,593
Wells Fargo Commercial Mortgage Trust,
Series 2018-C47, Class A2
4.36%	09/15/61	868,000	925,342
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.67%	11/15/44[1,4]	6,513,699	12,243
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.87%	11/15/45[1,4]	1,412,235	30,589

			8,103,679

Non-Agency Mortgage-Backed — 5.76%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
0.67%	04/25/36[2]	292,456	290,691
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/21)
7.40%	06/25/32	16,556	16,801
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
3.06%	05/25/35[4]	50,009	49,843
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/21)
2.86%	07/25/59[1]	270,139	277,673
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	55,468	57,299
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	2,824	2,886
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.86%	03/25/35[2]	424,168	425,693

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Carrington Mortgage Loan Trust,
Series 2005-NC4, Class M2
(LIBOR USD 1-Month plus 0.75%)
0.86%	09/25/35[2]	$357,220	$360,483
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
0.38%	05/25/37[2]	500,000	474,501
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.06%	02/25/34[4]	13,013	13,017
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(LIBOR USD 1-Month plus 0.44%)
0.54%	11/25/36[2]	800,000	784,274
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
2.52%	11/25/32[4]	18,985	19,221
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB4, Class M4
(LIBOR USD 1-Month plus 0.90%)
1.01%	07/25/35[2]	1,000,000	994,186
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.85%	07/19/44[2]	111,013	107,210
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28	1	1
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
(LIBOR USD 1-Month plus 0.74%)
0.85%	10/25/35[2]	788,659	790,542
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	10/25/35[2]	588,760	595,241
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.36%)
0.47%	12/25/35[2]	275,033	272,873
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.89%	12/25/34[2]	334,705	287,107
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.89%	10/25/34[4]	107,377	106,114
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
0.77%	09/25/35[2]	504,094	505,209
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M1
(LIBOR USD 1-Month plus 0.22%)
0.33%	07/25/36[2]	148,056	148,136

See accompanying Notes to Financial Statements.

191 / Annual Report March 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC2, Class A5
(LIBOR USD 1-Month plus 0.25%)
0.36%	07/25/36[2]	$260,667	$257,400
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
2.27%	04/25/35[4]	128,394	129,397
Long Beach Mortgage Loan Trust,
Series 2005-WL1, Class M3
(LIBOR USD 1-Month plus 0.90%)
1.01%	06/25/35[2]	533,110	533,394
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
2.94%	10/25/34[4]	134,301	134,301
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34[4]	5,720	5,833
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.69%	10/25/32[4]	20,280	21,126
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
1.91%	12/25/32[2]	148,421	147,866
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
0.75%	02/25/35[2]	806,342	831,355
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35[1,4]	508,322	508,322
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1 (STEP-reset date 05/25/21)
3.00%	05/25/36[1]	709,390	709,389
Option One Mortgage Loan Trust Asset-Backed Certificates 2005-4,
Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.77%	11/25/35[2]	271,667	272,006
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	34,570	11
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.60%	04/25/36[2]	732,112	729,555
Residential Asset Securities Corp.,
Series 2006-KS7, Class A4
(LIBOR USD 1-Month plus 0.24%)
0.35%	09/25/36[2]	868,967	864,946
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.01%	12/25/34[4]	63,221	63,031

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.60%)
0.71%	02/25/36[2]	$592,587	$591,555
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.83%	09/25/35[2]	438,287	437,346
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.24%	07/25/36[1,2]	386,155	367,555
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.29%	04/25/36[2]	664,242	642,282
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[1,5,6]	1,432,584	18,543
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus
1.40%)
1.66%	06/25/42[2]	16,875	16,722
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.07%	06/25/33[4]	40,598	42,186
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/25/35[2]	121,275	99,623

			14,002,745

U.S. Agency Commercial Mortgage-Backed — 5.75%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A2
2.72%	07/15/49	798,831	802,720
Citigroup Commercial Mortgage Trust,
Series 2016-C2, Class A2
1.85%	08/10/49	407,000	408,244
Citigroup Commercial Mortgage Trust,
Series 2016-P5, Class A2
2.40%	10/10/49	760,000	764,318
Commercial Mortgage Trust,
Series 2015-CR22, Class A2
2.86%	03/10/48	1,640,067	1,649,324
DBWF Mortgage Trust,
Series 2018-AMXP, Class A
3.75%	05/05/35[1,4]	1,500,000	1,531,952
Fannie Mae-Aces,
Series 2012-M4, Class X1 (IO)
0.51%	04/25/22[4]	2,605,653	2,673
Fannie Mae-Aces,
Series 2016-M11, Class AL
2.94%	07/25/39	178,776	184,532

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 192

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces,
Series 2018-M1, Class A1
2.98%	12/25/27[4]	$364,408	$387,001
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X1 (IO)
1.40%	06/25/22[4]	8,946,862	115,650
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF22, Class A
(LIBOR USD 1-Month plus 0.50%)
0.62%	07/25/23[2]	310,368	310,962
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ24, Class A1
2.28%	05/25/26	426,955	443,565
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ26, Class A1
2.14%	07/25/25	994,907	1,028,700
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ28, Class A1
1.77%	02/25/25	211,187	216,278
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ29, Class A1
0.74%	01/25/26	851,263	844,204
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.65%	09/25/25[4]	3,471,235	95,962
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q004, Class A2H
2.71%	01/25/46[4]	83,221	83,376
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
1.00%	05/25/44[2]	187,954	188,115
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q010, Class APT1
2.55%	04/25/46[4]	265,459	275,079
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41[4]	158,333	159,814
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[4]	179,653	182,418
Ginnie Mae,
Series 2010-159, Class D
4.29%	09/16/44[4]	468,309	483,322

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.01%	10/16/51[4]	$4,819,340	$4,620
Ginnie Mae,
Series 2011-58, Class C
3.57%	08/16/51[4]	756,725	781,152
Ginnie Mae,
Series 2011-92, Class C
3.78%	04/16/52[4]	1,319,532	1,370,082
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.55%	01/16/53[4]	2,627,238	54,484
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class A3
3.66%	03/15/47	1,596,782	1,607,401

			13,975,948

U.S. Agency Mortgage-Backed — 19.00%
Fannie Mae Pool 254548
5.50%	12/01/32	79,329	92,207
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
1.95%	11/01/32[2]	12,301	12,276
Fannie Mae Pool 555424
5.50%	05/01/33	52,805	60,552
Fannie Mae Pool 567002
8.00%	05/01/23	5,740	5,979
Fannie Mae Pool 655133
7.00%	08/01/32	6,186	6,545
Fannie Mae Pool 655151
7.00%	08/01/32	11,736	12,583
Fannie Mae Pool 762525
6.50%	11/01/33	19,352	21,655
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34[2]	77,336	79,090
Fannie Mae Pool AD0538
6.00%	05/01/24	17,980	18,888
Fannie Mae Pool AE0443
6.50%	10/01/39	61,254	71,651
Fannie Mae Pool AL0851
6.00%	10/01/40	54,851	63,779
Fannie Mae Pool AM4580
3.43%	10/01/23	474,395	504,426
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.75%	05/25/23[2]	299	324
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[2]	1,092	1,210
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.06%	10/25/31[2]	78,130	78,548

See accompanying Notes to Financial Statements.

193 / Annual Report March 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
1.11%	08/25/31[2]	$87,824	$89,520
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[2]	12,108	14,189
Fannie Mae REMICS,
Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
0.56%	04/25/34[2]	276,019	277,964
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34[2]	10,049	11,096
Fannie Mae REMICS,
Series 2005-73, Class DF
(LIBOR USD 1-Month plus 0.25%)
0.36%	08/25/35[2]	140,909	141,306
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
6.59%	07/25/37[2]	79,159	17,048
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.51%	10/25/40[2]	54,772	55,151
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.12%	11/25/36[2]	297,268	61,406
Fannie Mae REMICS,
Series 2010-95, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.51%	09/25/40[2]	77,871	78,438
Fannie Mae REMICS,
Series 2011-47, Class GF
(LIBOR USD 1-Month plus 0.57%)
0.68%	06/25/41[2]	1,038,853	1,055,090
Fannie Mae REMICS,
Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
0.61%	12/25/39[2]	183,506	184,027
Fannie Mae REMICS,
Series 2014-19, Class FA
(LIBOR USD 1-Month plus 0.40%)
0.51%	11/25/39[2]	28,946	28,954
Fannie Mae REMICS,
Series 2018-79, Class FA
(LIBOR USD 1-Month plus 0.25%)
0.36%	11/25/48[2]	75,145	75,196
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	01/25/50[2]	170,713	172,712

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.61%	03/25/50[2]	$660,371	$667,042
Freddie Mac Gold Pool C90474
7.00%	08/01/21	695	698
Freddie Mac REMICS,
Series 1526, Class L
6.50%	06/15/23	662	696
Freddie Mac REMICS,
Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
1.06%	10/15/31[2]	61,416	62,081
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/15/33[2]	524,914	532,995
Freddie Mac REMICS,
Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
0.43%	10/15/34[2]	201,341	201,710
Freddie Mac REMICS,
Series 3066, Class PF
(LIBOR USD 1-Month plus 0.30%)
0.41%	04/15/35[2]	78,653	78,681
Freddie Mac REMICS,
Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
0.81%	08/15/35[2]	340,608	346,792
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.41%	08/15/35[2]	316,992	318,257
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.41%	08/15/35[2]	63,679	63,933
Freddie Mac REMICS,
Series 3652, Class PF
(LIBOR USD 1-Month plus 0.75%)
0.86%	07/15/32[2]	8,413	8,422
Freddie Mac REMICS,
Series 3767, Class JF
(LIBOR USD 1-Month plus 0.30%)
0.41%	02/15/39[2]	34,576	34,595
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.51%	11/15/40[2]	50,267	50,036
Freddie Mac REMICS,
Series 3806, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.51%	08/15/25[2]	22,777	22,793

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 194

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3845, Class FQ
(LIBOR USD 1-Month plus 0.25%)
0.36%	02/15/26[2]	$78,788	$78,835
Freddie Mac REMICS,
Series 3879, Class MF
(LIBOR USD 1-Month plus 0.35%)
0.46%	09/15/38[2]	95,810	95,974
Freddie Mac REMICS,
Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
0.61%	07/15/41[2]	217,666	220,589
Freddie Mac REMICS,
Series 3907, Class FM
(LIBOR USD 1-Month plus 0.35%)
0.46%	05/15/26[2]	59,846	60,042
Freddie Mac REMICS,
Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
0.46%	05/15/40[2]	219,489	219,828
Freddie Mac REMICS,
Series 3946, Class FD
(LIBOR USD 1-Month plus 0.35%)
0.46%	04/15/41[2]	201,403	201,848
Freddie Mac REMICS,
Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
0.46%	10/15/39[2]	126,478	126,703
Freddie Mac REMICS,
Series 4097, Class TF
(LIBOR USD 1-Month plus 0.40%)
0.51%	05/15/39[2]	41,654	41,731
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/15/42[2]	263,963	266,030
Ginnie Mae (TBA)
2.00%	05/20/51	4,800,000	4,837,030
2.50%	05/20/51	12,950,000	13,333,501
2.50%	06/20/51	3,700,000	3,802,920
Ginnie Mae I Pool BW5284
3.55%	10/15/50	1,193,370	1,213,598
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.13%	10/20/31[2]	6,844	7,143
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.88%	06/20/32[2]	85,114	89,211
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1
Year plus 1.50%)
2.25%	07/20/32[2]	8,294	8,666

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.88%	04/20/33[2]	$58,423	$59,931
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	12/20/23[2]	5,758	5,859
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	08/20/25[2]	14,403	14,863
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	08/20/42[2]	61,383	63,681
Ginnie Mae,
Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.51%	10/20/32[2]	88,616	89,135
Ginnie Mae,
Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
0.51%	10/20/32[2]	130,719	131,484
Ginnie Mae,
Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
0.51%	07/16/31[2]	495,588	495,644
Ginnie Mae,
Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
1.52%	01/16/34[2]	433,247	441,559
Ginnie Mae,
Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
0.91%	10/16/39[2]	104,673	107,127
Ginnie Mae,
Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
0.56%	07/16/39[2]	41,889	42,172
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	1,517,256	17,816
UMBS (TBA)
2.00%	05/01/51	8,200,000	8,170,211
2.50%	05/01/51	6,125,000	6,272,383

			46,196,055

Total Mortgage-Backed
(Cost $82,361,710)			82,278,427

See accompanying Notes to Financial Statements.

195 / Annual Report March 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 0.72%*
Colorado — 0.40%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23	$965,000	$967,483

Florida — 0.32%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
2.32%	10/01/22	755,000	776,750

Total Municipal Bonds
(Cost $1,738,588)			1,744,233

U.S. TREASURY SECURITIES — 14.73%
U.S. Treasury Notes —14.73%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.06%)
0.08%	10/31/22[2]	12,500,000	12,508,633
(US Treasury Bill Yield 3-Month plus 0.11%)
0.13%	04/30/22[2]	10,000,000	10,010,788
(US Treasury Bill Yield 3-Month plus 0.22%)
0.24%	07/31/21[2]	10,100,000	10,108,917
U.S. Treasury Notes
0.75%	03/31/26	180,000	178,446
1.13%	09/30/21	3,000,000	3,016,289

Total U.S. Treasury Securities
(Cost $35,796,874)			35,823,073

Total Bonds — 82.65%
(Cost $200,719,785)			200,982,562

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 33.28%
Foreign Government Obligations — 1.67%
Japan Treasury Discount Bill,
Series 962
(Japan)
0.00%[7]	04/05/21[3]	450,000,000	4,073,263

Money Market Funds — 11.87%
Dreyfus Government Cash Management Fund
0.03%[8]		7,389,000	7,389,000
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[8]		16,669	16,669
JPMorgan U.S. Government Money Market Fund
0.03%[8]		10,000,000	10,000,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[8]		11,447,000	$11,447,000

			28,852,669

U.S. Treasury Bills — 19.74%
U.S. Treasury Bills
0.10%[7]	04/01/21	$8,000,000	8,000,000
0.05%[7]	08/12/21	32,000,000	31,998,227
0.05%[7]	08/19/21	8,000,000	7,999,378

			47,997,605

Total Short-Term Investments
(Cost $81,174,943)			80,923,537

Total Investments - 115.93%
(Cost $281,894,728)			281,906,099

Liabilities in Excess of Other Assets - (15.93)%			(38,733,383)

Net Assets - 100.00%			$243,172,716

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $18,543, which is 0.01% of total net assets.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 196

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 4,337,057	JPY 450,000,000	Goldman Sachs International	04/05/21	$264,437

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Two Year Note	154	06/30/21	$(33,991,891)	$29,837	$29,837
U.S. Treasury Five Year Note	20	06/30/21	(2,467,969)	31,522	31,522
U.S. Treasury Ten Year Ultra Bond	14	06/21/21	(2,011,625)	70,736	70,736

TOTAL FUTURES CONTRACTS			$(38,471,485)	$132,095	$132,095

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC

			Credit Suisse
Berry Global, Inc., 5.63%, due			First Boston
07/15/27	5.00%	3 Months	International	12/20/21	$390,000	$9,368	$8,422	$946

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying Notes to Financial Statements.

197 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BONDS – 95.45%
ASSET-BACKED SECURITIES — 12.77%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61[1]	$276,943	$325,959
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
0.00%	01/21/32[1,2,3]	5,400,000	5,407,398
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.28%	04/20/31[1,2,3]	5,000,000	4,999,030
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.17%	07/20/29[1,2,3]	6,850,000	6,846,739
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.66%	01/25/35[1,2]	449,280	442,441
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.56%	04/25/35[1,2]	771,410	743,796
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.89%	04/20/33[1,2,3]	10,000,000	10,015,080
BlueMountain CLO Ltd.,
Series 2013-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
1.45%	01/20/29[1,2,3]	3,490,799	3,492,943
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
1.55%	01/15/33[1,2,3]	11,000,000	11,032,010
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.69%	07/20/29[1,2,3]	5,800,000	5,779,584
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.99%	02/25/30[2]	20,260	20,338
Cedar Funding VI CLO Ltd.,
Series 2016-6A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.82%	10/20/28[1,2,3]	6,000,000	5,997,180

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.51%	10/25/32[1,2,3]	$8,000,000	$8,011,360
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
0.50%	06/25/42[1,2]	2,097,577	1,911,190
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52[1,4]	23,981,076	1,646,849
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.06%	10/15/52[1,4]	7,039,798	507,437
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	5,197,000	5,216,749
CoreVest American Finance Trust,
Series 2020-3, Class XA (IO)
3.61%	08/15/53[1,4]	23,686,141	3,634,869
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.87%	12/15/52[1,4]	27,184,475	4,051,589
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.83%	12/15/52[1,4]	12,500,000	1,892,982
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.01%	11/15/28[1,2,3]	7,444,415	7,448,122
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.41%	01/15/34[1,2,3]	8,000,000	8,025,200
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.46%	07/26/66[1,2]	14,568,793	14,981,824
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	05/25/67[1,2]	13,584,947	13,706,030
Edsouth Indenture No. 3 LLC,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
0.84%	04/25/39[1,2]	99,606	99,245
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.91%	04/26/32[1,2]	3,300,685	3,311,527
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.16%	03/25/36[2]	60,145	60,514

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 198

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.46%	03/25/36[1,2]	$2,378,508	$2,429,720
Flagship CLO VIII Ltd.,
Series 2014-8A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
1.07%	01/16/26[1,2,3]	1,390,993	1,391,743
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	846,667	854,993
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.64%	08/25/42[2]	369,366	346,981
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.62%	01/20/33[1,2,3]	4,075,000	4,059,108
GoldenTree Loan Management U.S. CLO 1, Ltd.,
Series 2017-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.17%	04/20/29[1,2,3]	4,485,000	4,486,449
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(LIBOR USD 1-Month plus 0.10%)
0.21%	07/25/36[2]	11,961,586	6,983,773
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(LIBOR USD 1-Month plus 0.20%)
0.31%	07/25/36[2]	13,239,171	7,801,355
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(LIBOR USD 1-Month plus 0.50%)
0.61%	07/25/36[2]	8,622,308	5,040,845
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67[1]	6,111,519	6,478,300
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60[1]	3,353,839	3,713,954
KREF Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
1.21%	06/15/36[1,2,3]	13,547,665	13,574,056
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.10%	04/20/28[1,2,3]	3,121,724	3,123,469

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(-1.00 X LIBOR USD 3-Month plus 0.98%, 0.98% Cap)
0.00%	03/20/30[1,2,3]	$15,000,000	$15,007,650
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.61%	08/25/46[2]	17,697,190	17,157,056
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.27%	11/15/28[1,2,3]	2,550,000	2,551,999
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
0.59%	06/25/36[2]	11,937,741	8,099,025
Nelnet Student Loan Trust,
Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
0.42%	01/25/38[2]	2,943,741	2,573,994
Nelnet Student Loan Trust,
Series 2007-1, Class A3
(LIBOR USD 3-Month plus 0.07%)
0.26%	05/27/25[2]	592,820	591,791
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/27/36[1,2]	95,817	95,149
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.06%	11/25/48[1,2]	1,865,000	1,898,076
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.70%	04/25/46[1,2]	1,906,235	1,892,131
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.01%	06/25/54[1,2]	11,000,000	11,084,645
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.47%	10/19/32[1,2,3]	11,000,000	11,013,640
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.60%	11/15/31[1,2,3]	7,200,000	7,221,384
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.12%	10/24/27[1,2,3]	3,219,831	3,221,689

See accompanying Notes to Financial Statements.

199 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.77%	04/20/28[1,2,3]	$3,785,000	$3,787,468
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.95%	01/20/34[1,2,3]	5,000,000	5,010,550
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	10,253,507	10,098,102
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.49%	08/15/31[2]	453,067	418,567
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.78%	12/15/32[2]	2,585,243	2,650,709
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
0.77%	03/15/38[2]	4,192,111	3,992,644
SLM Student Loan Trust,
Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
0.93%	03/15/33[1,2]	2,008,237	1,961,927
SLM Student Loan Trust,
Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
0.75%	09/15/39[2]	2,964,097	2,801,980
SLM Student Loan Trust,
Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
0.59%	01/25/40[2]	8,593,043	8,113,379
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.69%	07/25/39[2]	514,709	487,069
SLM Student Loan Trust,
Series 2005-3, Class B
(LIBOR USD 3-Month plus 0.15%)
0.37%	04/25/40[2]	2,862,465	2,656,634
SLM Student Loan Trust,
Series 2006-8, Class B
(LIBOR USD 3-Month plus 0.23%)
0.45%	01/25/41[2]	3,336,461	3,088,357
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.39%	07/25/25[2]	12,800,000	11,974,403
SLM Student Loan Trust,
Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.28%	01/25/22[2]	161,698	156,439

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2007-3, Class B
(LIBOR USD 3-Month plus 0.15%)
0.37%	01/25/28[2]	$12,800,000	$11,765,935
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
0.97%	10/27/70[2]	2,195,000	1,998,341
SLM Student Loan Trust,
Series 2007-8, Class B
(LIBOR USD 3-Month plus 1.00%)
1.22%	04/27/83[2]	4,281,635	4,089,229
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.97%	04/25/23[2]	12,463,326	12,282,229
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	01/25/83[2]	1,000,000	942,764
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.42%	04/26/83[2]	710,000	664,640
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.87%	07/25/22[2]	1,068,813	1,086,794
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	04/25/73[2]	710,000	704,610
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.92%	07/25/23[2]	5,202,359	5,240,700
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/25/73[2]	7,315,000	7,199,141
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.32%	07/25/23[2]	8,246,562	8,230,414
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83[2]	710,000	699,694
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.07%	07/26/83[2]	820,000	818,932
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23[2]	1,322,823	1,330,629

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 200

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/75[2]	$735,000	$739,684
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.72%	04/25/23[2]	1,843,648	1,853,538
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.47%	10/25/83[2]	7,235,000	7,291,323
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.86%	01/25/45[1,2]	7,378,086	7,473,191
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.31%	10/25/34[2]	4,035,000	4,106,187
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.06%	09/25/28[2]	802,802	794,011
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.81%	01/25/29[2]	1,182,426	1,148,313
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.76%	05/26/26[2]	3,008,446	2,953,892
SLM Student Loan Trust,
Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
1.91%	09/25/43[2]	2,200,000	2,184,993
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.66%	06/25/43[2]	1,062,116	1,061,235
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
0.71%	02/26/29[2]	1,061,720	1,033,846
Store Master Funding,
Series 2019-1, Class A2
3.65%	11/20/49[1]	4,152,815	4,263,774
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	1,570,070	1,774,653
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	1,105,022	1,336,946
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	150,000	138,365

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45[1]	$10,138,250	$10,141,501
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	01/17/32[1,2,3]	3,000,000	3,001,728
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45[1,3]	9,293,818	9,336,227
Textainer Marine Containers VIII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45[1,3]	8,304,150	8,299,435
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45[1]	3,471,188	3,455,262

Total Asset-Backed Securities
(Cost $457,689,425)			458,941,344

BANK LOANS — 4.50%*
Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/30/26[2]	580,331	575,253

Communications — 0.57%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.11%	01/31/25[2]	937,500	932,813
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	03/15/27[2]	1,842,835	1,826,387
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/11/26[2]	2,970,000	2,964,120
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.36%	07/17/25[2]	1,047,280	1,035,294
2.36%	01/15/26[2]	1,470,000	1,452,088
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.61%	04/15/27[2]	1,047,355	1,036,792
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	10/08/21[2]	4,500,000	4,494,375
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[2]	1,246,795	1,319,738

See accompanying Notes to Financial Statements.

201 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	05/30/25[2]	$1,845,256	$1,565,294
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/01/27[2]	2,750,000	2,717,921
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.11%	03/09/27[2]	1,113,487	1,105,999

			20,450,821

Consumer Discretionary — 0.49%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
3.75%	12/23/27[2]	1,500,000	1,488,645
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	06/03/26[2]	5,336,421	5,283,057
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[2]	1,648,606	1,651,360
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.86%	02/06/23[2]	300,682	299,766
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28[2]	5,825,000	5,809,972
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.11%	10/22/26[2]	2,965,063	2,974,343

			17,507,143

Electric — 0.13%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.36%	04/06/26[2]	3,977,405	3,960,958
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	537,524	389,705
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/31/25[2]	286,028	284,394

			4,635,057

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Entertainment — 0.14%
CineWorld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25[2]	$4,518,065	$3,873,428
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24[2]	1,000,000	1,269,375

			5,142,803

Finance — 0.41%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.61%	09/30/26[2]	374,051	373,583
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.95%	10/06/23[2]	5,956,840	5,951,509
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.20%	03/06/26[2]	970,051	972,840
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	02/04/28[2]	3,970,000	3,998,127
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.00%	01/27/28[2]	3,625,000	3,620,469

			14,916,528

Food — 0.18%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	1,036,842	1,033,099
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.86%	07/20/25[2]	2,810,550	2,784,201
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/30/25[2]	2,493,750	2,492,964

			6,310,264

Health Care — 0.80%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	175,812	175,460
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24[2]	3,855,995	3,847,955

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 202

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	$458,642	$458,668
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.11%	11/04/26[2]	1,095,725	1,096,136
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.87%	08/01/27[2]	3,786,506	3,742,545
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	3,050,000	3,024,578
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25[2]	3,289,894	3,276,191
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/15/27[2]	2,740,562	2,713,321
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/26/28[2]	3,840,000	3,834,240
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.86%	03/31/27[2]	1,145,496	1,140,364
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.13%	06/26/26[2]	1,674,500	1,666,915
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.11%	06/02/25[2]	3,716,303	3,708,908

			28,685,281

Industrials — 0.65%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.90%	07/01/26[2]	5,366,525	5,331,294
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/01/27[2]	3,347,500	3,358,563
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27[2]	1,736,875	1,658,716

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/03/26[2]	$3,491,250	$3,485,437
Proampac PG Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/03/25[2]	3,250,000	3,252,697
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.36%	05/30/25[2]	493,750	484,396
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[2]	5,983,262	5,935,576

			23,506,679

Information Technology — 0.67%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.61%	08/15/25[2]	3,795,293	3,796,697
Ciox Health,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	12/16/25[2]	950,000	952,769
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.69%	08/14/25[2]	5,211,671	5,143,268
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27[2]	2,260,000	2,254,350
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.93%	03/05/28[2]	2,000,000	1,988,760
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.86%	03/07/24[2]	675,505	673,478
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.95%	06/11/25[2]	976,202	972,542
Peraton Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	02/01/28[2]	2,901,394	2,906,239
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[2]	4,780,000	4,745,417

See accompanying Notes to Financial Statements.

203 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[2]	$404,186	$400,676
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/16/25[2]	301,787	299,166

			24,133,362

Insurance — 0.03%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.70%	02/15/27[2]	1,147,103	1,135,518

Real Estate Investment Trust (REIT) — 0.07%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	04/11/25[2]	2,222,163	2,199,896
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.86%	12/20/24[2]	250,000	247,528

			2,447,424

Retail — 0.32%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	7,231,875	7,188,375
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.86%	11/19/26[2,3]	710,305	698,543
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28[2]	3,600,000	3,604,500

			11,491,418

Services — 0.02%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	789,783	791,263

Total Bank Loans
(Cost $160,764,195)			161,728,814

CORPORATES — 24.65%*
Banking — 2.11%
Banco Nacional de Comercio Exterior SNC/Cayman Islands
(Mexico)
3.80%	08/11/26[1,3,4]	2,000,000	2,003,730

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Bank of America Corp.
(MTN)
2.88%	10/22/30[4]	$2,000,000	$2,058,401
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	7,430,000	7,455,048
Comerica, Inc.
5.63%	10/01/69[4]	2,145,000	2,367,544
Credit Suisse Group AG
(Switzerland)
2.19%	06/05/26[1,3,4]	2,709,000	2,750,164
2.59%	09/11/25[1,3,4]	1,270,000	1,318,434
Global Bank Corp.
(Panama)
5.25%	04/16/29[1,3,4]	600,000	627,000
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29[3,4]	1,000,000	1,045,000
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	1,785,000	1,757,947
1.75%	07/24/27[3,4]	1,425,000	1,984,708
2.01%	09/22/28[3,4]	8,130,000	7,994,032
2.63%	11/07/25[3,4]	2,100,000	2,198,669
JPMorgan Chase & Co.
2.18%	06/01/28[4]	5,000,000	5,057,906
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	2,000,000	1,988,486
3.87%	07/09/25[3,4]	8,725,000	9,502,409
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	7,075,000	7,082,912
3.37%	01/05/24[3,4]	3,000,000	3,136,917
4.80%	11/15/24[3,4]	2,915,000	3,209,649
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	3,415,000	3,743,050
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	680,000	701,882
2.39%	06/02/28[4]	3,665,000	3,758,383
2.88%	10/30/30[4]	3,848,000	3,968,271

			75,710,542

Communications — 4.14%
AT&T, Inc.
3.55%	09/15/55[1]	2,370,000	2,170,548
3.80%	12/01/57[1]	11,051,000	10,527,807
4.30%	12/15/42	2,300,000	2,526,791
4.50%	05/15/35	2,150,000	2,433,895
4.75%	05/15/46	1,875,000	2,162,125
5.25%	03/01/37	6,985,000	8,449,988

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 204

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
C&W Senior Financing DAC (Ireland)
6.88%	09/15/27[1],[3]	$1,200,000	$1,284,000
Cable One, Inc.
4.00%	11/15/30[1]	450,000	444,793
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	05/01/32[1]	1,615,000	1,637,584
5.38%	06/01/29[1]	3,104,000	3,332,579
Charter Communications Operating LLC/Charter
Communications Operating Capital
5.38%	05/01/47	3,050,000	3,546,654
Diamond Sports Group LLC/Diamond Sports Finance Co.

5.38%	08/15/26[1]	6,974,000	5,036,696
6.63%	08/15/27[1]	3,000,000	1,606,884
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24[1,3,7,8]	7,892,000	5,016,353
9.75%	07/15/25[1,3,7,8]	6,820,000	4,278,871
Scripps Escrow II, Inc.
5.38%	01/15/31[1]	6,410,000	6,373,944
SES GLOBAL Americas Holdings GP
5.30%	03/25/441	8,494,000	9,577,643
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	4,373,000	4,222,678
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21[1]	2,133,750	2,155,087
4.74%	03/20/25[1]	11,350,000	12,187,914
5.15%	03/20/28[1]	4,400,000	5,027,000
Time Warner Cable LLC
5.50%	09/01/41	2,972,000	3,528,760
5.88%	11/15/40	965,000	1,203,094
T-Mobile USA, Inc.
2.25%	02/15/26	3,400,000	3,409,627
2.55%	02/15/31[1]	115,000	112,808
2.63%	04/15/26	6,539,000	6,641,588
4.38%	04/15/40[1]	4,000,000	4,448,240
6.00%	03/01/23	1,264,000	1,273,480
6.00%	04/15/24	7,068,000	7,129,845
Verizon Communications, Inc.
2.10%	03/22/28	1,770,000	1,776,538
2.55%	03/21/31	5,315,000	5,310,923
Virgin Media Secured Finance PLC (United Kingdom)
4.50%	08/15/30[1],[3]	1,200,000	1,213,016
5.50%	08/15/26[1],[3]	983,000	1,021,809
5.50%	05/15/29[1],[3]	3,379,000	3,591,336
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50[3]	50,000	55,023
4.88%	06/19/49[3]	1,328,000	1,580,496
5.25%	05/30/48[3]	4,682,000	5,859,055
Walt Disney Co. (The)
2.65%	01/13/31	6,540,000	6,684,102

			148,839,574

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary — 0.81%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.90%	02/01/46	$3,921,000	$4,694,416
Anheuser-Busch InBev Worldwide, Inc.
4.50%	06/01/50	3,196,000	3,641,424
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38[1],[3]	1,500,000	1,796,834
BAT Capital Corp.
2.73%	03/25/31	915,000	890,160
4.54%	08/15/47	500,000	504,208
4.70%	04/02/27	1,390,000	1,566,434
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1],[3]	1,500,000	1,587,361
Reynolds American, Inc.
5.85%	08/15/45	12,245,000	14,403,030

			29,083,867

Electric — 1.49%
Alabama Power Capital Trust V
3.30%	10/01/42[4]	1,300,000	1,300,000
Cleco Power LLC
6.00%	12/01/40	1,380,000	1,761,311
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44	1,000,000	1,157,500
Dominion Energy, Inc.
5.75%	10/01/54[4]	2,515,000	2,731,511
Duke Energy Carolinas LLC
3.70%	12/01/47	1,810,000	1,925,979
Duquesne Light Holdings, Inc.
5.90%	12/01/21[1]	2,700,000	2,788,555
Eskom Holdings SOC Ltd.,
Series REGS
(South Africa)
7.13%	02/11/25[3]	800,000	830,000
FirstEnergy Corp.,
Series C
3.40%	03/01/50	6,898,000	6,067,518
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	5,378,000	5,430,456
Metropolitan Edison Co.
4.00%	04/15/25[1]	2,625,000	2,788,443
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	900,000	905,344
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.27%)
0.45%	02/22/23[2]	6,335,000	6,336,341
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Series REGS (EMTN) (Indonesia)
6.15%	05/21/48[3]	1,000,000	1,219,345

See accompanying Notes to Financial Statements.

205 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
Public Service Co. of New Mexico
3.85%	08/01/25	$5,565,000	$5,985,426
5.35%	10/01/21	45,000	45,543
Public Service Electric & Gas Co.,
Series CC
9.25%	06/01/21	6,935,000	7,024,224
Southwestern Electric Power Co.
3.55%	02/15/22	2,625,000	2,674,458
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	2,190,000	2,436,765

			53,408,719

Energy — 3.42%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	1,700,000	1,736,329
Enbridge Energy Partners LP
5.88%	10/15/25	2,190,000	2,579,455
Energy Transfer Operating LP
3.75%	05/15/30	1,600,000	1,654,015
4.95%	06/15/28	2,000,000	2,239,448
5.00%	05/15/50	2,065,000	2,144,101
5.15%	03/15/45	3,826,000	3,960,814
5.50%	06/01/27	1,448,000	1,672,010
6.13%	12/15/45	500,000	573,812
Energy Transfer Operating LP,
Series B
6.63%	02/15/70[4]	7,161,000	6,364,339
Exxon Mobil Corp.
4.11%	03/01/46	2,000,000	2,210,923
4.33%	03/19/50	5,235,000	6,019,015
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1],[3]	1,200,000	1,165,498
Hess Corp.
4.30%	04/01/27	2,265,000	2,474,558
7.88%	10/01/29	1,855,000	2,401,525
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	300,000	307,890
5.75%	04/19/47[3]	3,443,000	4,094,450
Kinder Morgan Energy Partners LP
5.00%	08/15/42	1,090,000	1,230,263
5.80%	03/15/35	210,000	257,201
Kinder Morgan, Inc.
5.30%	12/01/34	875,000	1,034,382
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	2,675,000	2,754,282
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1],[3]	4,579,000	4,621,067
Petrobras Global Finance BV
(Netherlands)
5.09%	01/15/30[3]	2,048,000	2,128,896

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Petroleos del Peru SA,
Series REGS (Peru)
4.75%	06/19/32[3]	$2,088,000	$2,205,826
Petroleos Mexicanos
(Mexico)
1.70%	12/20/22[3]	30,000	30,324
5.95%	01/28/31[3]	920,000	882,096
6.63%	06/15/35[3]	6,120,000	5,831,412
6.75%	09/21/47[3]	3,815,000	3,251,372
6.95%	01/28/60[3]	1,595,000	1,368,709
7.69%	01/23/50[3]	743,000	688,761
Petronas Capital Ltd.
(Malaysia)
3.50%	04/21/30[1],[3]	3,405,000	3,649,479
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30	2,000,000	2,039,212
4.50%	12/15/26	4,450,000	4,892,687
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	2,000,000	1,981,250
4.95%	07/15/29[1]	1,000,000	1,023,526
6.88%	04/15/40[1]	3,175,000	3,444,875
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	4,307,197	3,607,708
Saudi Arabian Oil Co.,
Series REGS (EMTN)
(Saudi Arabia)
4.25%	04/16/39[3]	901,000	973,842
Shell International Finance BV
(Netherlands)
4.00%	05/10/46[3]	850,000	937,028
Southern Co. Gas Capital Corp.
3.25%	06/15/26	2,935,000	3,171,170
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	3,426,000	4,058,097
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	3,776,000	4,050,565
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29[1]	7,260,000	7,241,850
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	2,907,000	2,928,803
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1],[3]	1,176,675	1,114,164
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1],[3]	4,148,000	3,841,815
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1],[3]	666,600	634,936
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	1,984,000	2,038,560

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 206

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy (continued)
6.88%	09/01/27	$3,198,000	$3,299,345

			122,811,685

Entertainment — 0.06%
Live Nation Entertainment, Inc.
4.75%	10/15/27[1]	2,000,000	2,018,130

Finance — 3.22%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.65%	07/21/27[3]	1,225,000	1,286,471
3.88%	01/23/28[3]	1,090,000	1,139,024
3.95%	02/01/22[3]	1,500,000	1,535,063
4.45%	12/16/21[3]	1,750,000	1,790,525
Air Lease Corp.
2.25%	01/15/23	2,000,000	2,053,775
3.50%	01/15/22	2,000,000	2,045,412
3.88%	07/03/23	2,862,000	3,044,238
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25[1],[3]	4,555,000	4,567,787
3.95%	07/01/24[1],[3]	1,035,000	1,082,644
5.13%	10/01/23[1],[3]	2,603,000	2,777,060
Citigroup, Inc.
4.41%	03/31/31[4]	6,526,000	7,455,966
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.09%	02/15/22[1],[2]	4,095,000	4,122,966
Ford Motor Credit Co. LLC
2.98%	08/03/22	3,015,000	3,063,994
3.34%	03/28/22	7,735,000	7,841,434
(LIBOR USD 3-Month plus 0.88%)
1.10%	10/12/21[2]	3,000,000	2,985,825
(LIBOR USD 3-Month plus 1.08%)
1.28%	08/03/22[2]	2,555,000	2,529,450
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35[3]	19,382,000	22,208,393
General Motors Financial Co., Inc.
3.15%	06/30/22	500,000	513,990
3.20%	07/06/21	1,235,000	1,240,404
3.45%	04/10/22	675,000	691,427
4.20%	11/06/21	2,950,000	3,014,429
4.38%	09/25/21	11,995,000	12,218,243
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25[4]	12,035,000	12,897,665
JPMorgan Chase & Co.
2.08%	04/22/26[4]	1,720,000	1,768,540
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	5,000,000	5,158,988
3.77%	03/08/24[1,3,4]	2,570,000	2,716,263
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1],[3]	455,000	475,405

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
5.50%	02/15/24[1],[3]	$3,080,000	$3,350,237

			115,575,618

Food — 0.58%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30[1],[3]	1,005,000	1,114,294
Kraft Heinz Foods Co.
3.88%	05/15/27	4,795,000	5,251,244
4.38%	06/01/46	2,467,000	2,589,593
4.88%	10/01/49	424,000	479,508
5.00%	06/04/42	2,965,000	3,341,326
Post Holdings, Inc.
4.63%	04/15/30[1]	1,629,000	1,635,109
5.63%	01/15/28[1]	964,000	1,016,759
Smithfield Foods, Inc.
5.20%	04/01/29[1]	4,690,000	5,386,307

			20,814,140

Gaming — 0.09%
Caesars Entertainment, Inc.
6.25%	07/01/25[1]	3,101,000	3,309,604

Health Care — 3.15%
AbbVie, Inc.
4.05%	11/21/39	1,550,000	1,730,332
4.25%	11/21/49	545,000	617,705
4.40%	11/06/42	5,190,000	6,027,909
4.45%	05/14/46	2,350,000	2,722,262
Bausch Health Cos., Inc.
(Canada)
7.00%	03/15/24[1],[3]	3,499,000	3,582,976
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	2,005,000	2,233,150
4.38%	12/15/28[1]	8,135,000	9,193,956
4.63%	06/25/38[1]	2,775,000	3,199,146
4.88%	06/25/48[1]	4,415,000	5,295,640
5.50%	08/15/25[1]	2,000,000	2,265,074
Becton Dickinson and Co.
6.70%	08/01/28	2,930,000	3,549,362
Centene Corp.
3.00%	10/15/30	4,157,000	4,155,296
5.38%	08/15/26[1]	90,000	95,166
Cigna Corp.
3.88%	10/15/47	4,825,000	5,169,882
4.13%	11/15/25	2,380,000	2,655,342
CommonSpirit Health
2.78%	10/01/30	2,995,000	3,054,916
CVS Health Corp.
5.05%	03/25/48	5,417,000	6,655,498
5.13%	07/20/45	755,000	925,672
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29[1],[3]	2,948,000	2,994,048
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22[1]	3,055,000	3,179,528

See accompanying Notes to Financial Statements.

207 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Hartford HealthCare Corp.
5.75%	04/01/44	$1,525,000	$1,998,610
HCA, Inc.
4.13%	06/15/29	2,400,000	2,660,317
5.00%	03/15/24	5,533,000	6,166,113
5.25%	04/15/25	2,477,000	2,830,587
5.25%	06/15/49	4,670,000	5,728,124
ModivCare, Inc.
5.88%	11/15/25[1]	3,300,000	3,479,437
Molina Healthcare, Inc.
3.88%	11/15/30[1]	3,128,000	3,221,445
4.38%	06/15/28[1]	2,500,000	2,576,363
5.38%	11/15/22	2,317,000	2,433,812
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	7,537,000	8,045,747
Tenet Healthcare Corp.
4.88%	01/01/26[1]	4,617,000	4,806,297

			113,249,712

Industrials — 0.88%
Amcor Finance USA, Inc.
3.63%	04/28/26	2,125,000	2,325,687
Berry Global, Inc.
1.57%	01/15/26[1]	1,740,000	1,714,494
4.88%	07/15/26[1]	1,195,000	1,265,744
Boeing Co. (The)
1.43%	02/04/24	8,790,000	8,806,291
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.67%	08/15/36[2]	10,370,000	8,402,496
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	3,690,000	4,948,378
Heathrow Funding Ltd.
(United Kingdom)
4.88%	07/15/21[1],[3]	700,000	706,913
PowerTeam Services LLC
9.03%	12/04/25[1]	1,730,000	1,909,579
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[1,3]	1,670,000	1,742,729

			31,822,311

Information Technology — 0.46%
Broadcom, Inc.
3.63%	10/15/24	960,000	1,044,849
NCR Corp.
5.13%	04/15/29[1]	5,500,000	5,554,339
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[1,3]	795,000	861,205
Oracle Corp.
2.88%	03/25/31	3,365,000	3,427,227
3.95%	03/25/51	5,365,000	5,540,847

			16,428,467

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance — 0.74%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[1]	$4,660,000	$4,586,867
Berkshire Hathaway Finance Corp.
4.25%	01/15/49	2,480,000	2,874,479
Farmers Exchange Capital
7.20%	07/15/48[1]	150,000	201,397
Farmers Exchange Capital II
6.15%	11/01/53[1],[4]	2,500,000	3,171,372
Farmers Insurance Exchange
4.75%	11/01/57[1],[4]	3,800,000	3,978,446
8.63%	05/01/24[1]	942,000	1,119,200
Nationwide Mutual Insurance Co.
2.47%	12/15/24[1],[4]	3,825,000	3,822,901
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	2,645,000	2,578,339
4.27%	05/15/47[1]	480,000	541,246
4.38%	09/15/54[1],[4]	3,425,000	3,642,221

			26,516,468

Materials — 0.52%
Clearwater Paper Corp.
4.75%	08/15/28[1]	3,266,000	3,302,276
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30[3]	5,371,000	5,597,119
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28[1],[3]	5,508,000	6,645,264
International Flavors & Fragrances, Inc.
5.00%	09/26/48	2,550,000	3,150,805

			18,695,464

Real Estate Investment Trust (REIT) — 1.72%
American Campus Communities Operating Partnership LP
3.63%	11/15/27	2,246,000	2,453,157
3.75%	04/15/23	2,925,000	3,093,954
4.13%	07/01/24	1,475,000	1,614,280
Boston Properties LP
3.25%	01/30/31	1,560,000	1,616,602
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	4,185,000	4,429,383
3.45%	11/15/29	11,930,000	12,300,885
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	1,175,000	1,223,058
5.30%	01/15/29	2,280,000	2,564,658
5.38%	04/15/26	2,680,000	3,014,263
5.75%	06/01/28	6,241,000	7,217,560
Healthcare Realty Trust, Inc.
3.88%	05/01/25	2,190,000	2,377,200
Hudson Pacific Properties LP
3.95%	11/01/27	2,500,000	2,683,205
Lexington Realty Trust
2.70%	09/15/30	2,000,000	1,956,193
Piedmont Operating Partnership LP
3.40%	06/01/23	4,520,000	4,696,938

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 208

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Post Apartment Homes LP
3.38%	12/01/22	$90,000	$93,514
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
1.17%	08/16/212	1,500,000	1,500,049
SL Green Realty Corp.
4.50%	12/01/22	3,000,000	3,142,081
Ventas Realty LP
3.00%	01/15/30	1,705,000	1,739,957
3.25%	10/15/26	2,875,000	3,103,697
3.75%	05/01/24	875,000	944,904

			61,765,538

Retail — 0.30%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29[1],[3]	3,921,000	3,817,225
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1],[3]	1,935,000	2,104,820
FirstCash, Inc.
4.63%	09/01/28[1]	2,288,000	2,338,050
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	2,500,000	2,692,158

			10,952,253

Services — 0.81%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	2,350,000	2,332,323
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28[1],[3]	4,036,000	4,520,320
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26[1],[3]	1,516,000	1,673,384
4.75%	02/15/25[1],[3]	11,600,000	13,003,020
4.75%	08/01/28[3]	1,750,000	2,024,601
Waste Pro USA, Inc.
5.50%	02/15/26[1]	5,578,000	5,726,681

			29,280,329

Transportation — 0.15%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21	247,384	249,845
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27	2,164,347	2,185,350
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21	78,914	78,914
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21	14,263	14,403
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	1,686,023	1,721,458

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23	$385,013	$397,526
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	657,369	664,398
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	64,813	67,081

			5,378,975

Total Corporates (Cost $857,984,754)			885,661,396

FOREIGN GOVERNMENT OBLIGATIONS — 2.70%
Foreign Government Obligations — 2.70%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29[3]	3,798,000	3,904,367
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30[3]	5,010,000	4,869,019
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	700,000	704,473
2.55%	01/27/32[3]	2,960,000	2,993,241
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	7,373,000	7,234,719
3.13%	04/15/31[3]	1,680,000	1,649,802
5.20%	05/15/49[3]	916,000	1,011,635
Corp. Financiera de Desarrollo SA,
Series REGS
(Peru)
4.75%	07/15/25[3]	1,066,000	1,185,818
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1],[3]	3,700,000	3,731,126
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	2,580,000	2,623,860
Egypt Government International Bond
(Egypt)
5.58%	02/21/23[1,3]	1,200,000	1,255,680
7.60%	03/01/29[1],[3]	700,000	747,051
Fondo MIVIVIENDA SA,
Series REGS
(Peru)
3.50%	01/31/23[3]	650,000	677,105
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	1,000,000	1,020,200

See accompanying Notes to Financial Statements.

209 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	$11,693,000	$11,139,921
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	1,500,000	1,422,000
3.16%	01/23/30[3]	3,931,000	4,105,536
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33[1],[3]	1,026,000	985,629
Peruvian Government International Bond
(Peru)
1.86%	12/01/32[3]	770,000	704,396
2.78%	01/23/31[3]	1,500,000	1,505,550
2.84%	06/20/30[3]	4,360,000	4,436,365
4.13%	08/25/27[3]	2,072,000	2,321,386
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	741,000	701,789
2.46%	05/05/30[3]	1,134,000	1,148,884
Qatar Government International Bond,
Series REGS
(Qatar)
4.50%	04/23/28[3]	6,373,000	7,448,444
4.63%	06/02/46[3]	1,953,000	2,316,844
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	2,107,000	2,079,398
4.85%	09/30/29[3]	4,655,000	4,691,088
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	3,500,000	3,511,839
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32[1],[3]	500,000	501,255
3.75%	01/21/55[1],[3]	903,000	888,891
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30[3]	3,700,000	3,896,563
3.63%	03/04/28[3]	3,300,000	3,592,693
4.50%	10/26/46[3]	1,308,000	1,443,901
Turkey Government International Bond
(Turkey)
5.13%	03/25/22[3]	2,250,000	2,263,073
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/313	1,988,717	2,312,192

Total Foreign Government Obligations (Cost $98,393,848)			97,025,733

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 49.23%**

Non-Agency Commercial Mortgage-Backed — 6.13%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	$16,359,970	$17,152,862
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1],[4]	7,985,000	8,974,509
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class A
2.63%	01/15/32[1]	5,000,000	5,192,258
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.47%	01/15/32[1],[4]	98,610,000	2,387,910
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.75%	08/25/34[1],[2]	676,844	670,006
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	7,060,000	7,396,521
BX Trust,
Series 2021-LBA, Class EJV
(LIBOR USD 1-Month plus 2.00%)
2.11%	02/15/36[1],[2]	10,000,000	10,016,394
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	10,760,000	12,047,741
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.41%	08/10/49[4]	64,942,301	3,861,235
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	6,125,000	6,358,182
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.74%	09/10/45[1],[4]	35,960,996	646,805
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.34%	02/10/48[4]	67,337,378	2,880,747
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.67%	10/15/45[4]	42,252,158	836,669
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.51%	12/10/45[4]	69,925,487	1,463,988
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.75%	11/10/46[4]	61,672,187	1,073,885
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
0.95%	04/10/47[4]	105,353,265	2,611,223
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.49%	02/10/37[1],[4]	83,820,000	1,858,465

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 210

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2021-LBA, Class F
(LIBOR USD 1-Month plus 2.35%)
2.50%	03/15/38[1],[2]	$7,211,000	$7,232,907
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36[1]	8,000,000	8,167,697
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	6,555,000	6,851,137
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1],[4]	40,999,000	544,204
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.01%	04/10/47[4]	64,486,255	1,537,804
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1],[4]	9,212,000	8,644,938
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/391	6,340,000	6,769,800
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1],[4]	6,555,000	6,860,649
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/411,4	3,131,000	2,926,423
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[1]	8,000,000	8,637,754
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-1440, Class B
(LIBOR USD 1-Month plus 1.75%)
1.86%	03/15/36[1,2]	15,000,000	15,037,457
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-2A, Class 1A4
(LIBOR USD 1-Month plus 0.25%)
0.36%	06/25/37[1,2]	459,012	451,580
Life Mortgage Trust,
Series 2021-BMR, Class G
(LIBOR USD 1-Month plus 2.95%)
3.06%	03/15/38[1,2]	10,718,000	10,765,562
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40[1]	4,500,000	4,599,075
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.21%	02/12/40[1,4]	147,585,000	2,662,374
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.41%	06/25/36[2]	11,190,504	7,480,396

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.03%	04/15/48[4]	$73,104,924	$2,248,254
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.72%	05/15/48[4]	113,952,895	3,082,744
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.28%	07/11/40[1,4]	7,915,000	8,540,386
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	1,095,000	1,085,088
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	6,895,000	6,992,899
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	1,840,000	1,777,927
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.09%	08/15/50[4]	48,475,071	1,373,585
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.62%	03/15/59[4]	85,537,325	5,660,492
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.52%	12/15/45[1,4]	64,500,193	1,395,778
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.78%	08/15/45[1,4]	41,997,767	611,483
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.87%	11/15/45[1,4]	35,643,590	772,047
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.72%	06/15/46[4]	73,213,228	832,222
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.56%	10/15/57[4]	82,113,972	1,362,304

			220,334,366

Non-Agency Mortgage-Backed — 23.92%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.68%	04/25/36[2]	2,445,654	2,422,234
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.26%	08/25/36[2]	275,445	271,376
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
0.49%	03/25/37[2]	2,643,629	1,489,736

See accompanying Notes to Financial Statements.

211 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.62%	08/25/35[4]	$1,861,973	$1,692,318
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
3.00%	03/25/37[4]	2,763,905	2,451,494
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36	6,492,154	5,163,351
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
1.74%	01/25/36[2]	3,839,983	3,825,640
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.23%	08/25/36[4]	3,360,579	3,373,037
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
0.51%	03/25/46[2]	3,837,222	3,618,332
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
0.41%	05/25/37[1,2]	4,600,485	4,431,041
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
1.36%	06/25/37[2]	20,536,707	17,513,032
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.11%	06/25/37[2]	3,838,959	3,590,806
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.08%	12/25/34[2]	1,420,067	1,400,532
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.60%)
0.71%	01/25/36[2]	3,834,752	3,765,028
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
0.35%	07/25/36[2]	9,754,000	9,505,672
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	733,819	753,932
Banc of America Funding Trust,
Series 2004-B, Class 5A1
2.90%	11/20/34[4]	242,977	243,533
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.57%	05/20/36[4]	848,749	819,753

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.55%	07/20/36[2]	$337,133	$337,340
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.69%	07/20/36[2]	1,346,416	1,348,844
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
0.29%	05/27/36[1,4]	17,774,018	16,685,820
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40[1,4]	1,284,559	1,296,338
Banc of America Funding Trust,
Series 2016-R1, Class B1
3.50%	03/25/40[1,4]	16,181,000	15,578,125
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
2.66%	12/25/35[4]	1,121,531	1,093,157
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.29%	03/25/37[2]	3,675,996	3,591,783
BCAP LLC Trust,
Series 2014-RR2, Class 6A1
(LIBOR USD 1-Month plus 0.24%)
0.60%	10/26/36[1,2]	2,624,552	2,622,871
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
0.42%	03/26/36[1,4]	3,373,351	3,220,711
Bear Stearns ALT-A Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
0.86%	01/25/35[2]	9,801,223	9,674,333
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
2.86%	04/25/354	1,392,190	1,390,508
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.65%	10/25/35[2]	7,455,270	7,133,623
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.30%)
2.41%	10/25/35[2]	1,542,611	1,575,008
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35[4]	418,915	424,222
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	41,304	43,335

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 212

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.31%	09/25/47[2]	$6,765,747	$6,472,492
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
0.32%	06/25/37[2]	5,270,102	4,969,478
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
1.08%	05/25/35[2]	1,972,726	1,991,762
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
0.46%	02/25/36[2]	3,424,373	3,400,598
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.70%	02/25/37[4]	687,170	711,639
CIM Trust,
Series 2017-6, Class A1
3.02%	06/25/57[1,4]	13,608,171	13,628,373
CIM Trust,
Series 2018-R4, Class A1
4.07%	12/26/57[1,4]	9,021,999	9,066,950
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58[1,4]	8,089,158	8,210,168
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	11,410,718	11,263,959
CIM Trust,
Series 2020-NR1, Class A (STEP-reset date 05/25/21)
3.45%	06/26/62[1]	16,634,260	16,741,108
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	15,023,552	12,664,007
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	11,335,653	10,632,961
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	8,088,300	7,993,079
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	14,004,394	13,920,243
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.81%	06/25/36[4]	158,137	153,789
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.37%	11/25/35[2]	51,019	44,086

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.41%)
0.51%	08/25/36[2]	$6,223,582	$6,247,704
Conseco Finance Corp.,
Series 1998-6, Class A8
6.66%	06/01/30[4]	2,803	2,821
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
0.69%	04/25/35[2]	3,691,838	3,541,284
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.71%	05/25/35[2]	83,927	72,548
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
2.50%	11/25/33[4]	469,720	473,122
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35	629,724	454,307
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 9A1
2.04%	06/25/34[4]	46,675	46,578
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21	33,921	24,755
Credit Suisse Mortgage Capital Trust,
Series 2019-RPL2, Class A1A
3.85%	11/01/58[1]	11,849,428	11,755,290
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.46%	02/25/60[1,4]	13,398,879	13,412,457
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 05/25/21)
3.10%	12/25/36	774,019	777,399
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.11%)
0.22%	11/25/36[2]	8,560,213	5,126,575
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 05/25/21)
3.33%	01/25/37	2,806,083	1,298,714
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.20%	04/25/37[2]	2,438,350	2,359,863
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.17%	04/25/37[2]	1,584,022	1,154,096
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/21)
3.79%	02/25/37	5,319,242	4,349,685

See accompanying Notes to Financial Statements.

213 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/21)
3.79%	02/25/37	$1,273,116	$1,040,937
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/21)
3.47%	03/25/37	6,155,669	3,173,014
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36	4,617,918	4,661,020
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
0.83%	01/19/45[2]	795,502	703,924
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
0.40%	10/19/45[2]	4,373,164	4,254,740
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.31%	10/19/36[2]	6,548,356	5,597,512
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.25%	03/19/37[2]	1,655,400	1,512,689
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.43%	10/25/36[2]	16,087,016	13,185,393
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.32%	12/25/37[2]	991,895	928,021
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
0.67%	03/25/36[2]	9,992,812	9,716,652
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.50%)
0.61%	06/25/36[2]	8,650,000	6,720,098
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.33%	01/25/38[2]	4,941,071	3,508,531
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.21%	03/25/37[2]	636,644	386,128
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.29%	09/25/34[4]	285,743	284,198

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
2.29%	09/25/34[4]	$439,384	$437,007
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.53%	12/25/35[4]	1,110,456	1,060,704
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.38%	02/25/36[4]	1,635,230	1,357,275
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA2, Class 2A1
2.59%	04/25/35[4]	2,123,521	2,262,722
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
2.25%	05/25/35[4]	1,804,875	1,730,425
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.38%	09/25/35[4]	2,344,039	2,298,261
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.34%	10/25/35[4]	2,396,244	1,912,609
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.29%	11/25/35[4]	1,582,800	1,445,016
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.36%	03/25/36[4]	1,925,208	1,587,460
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
2.53%	01/25/37[4]	2,899,694	2,656,963
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
2.76%	09/25/35[4]	2,885,126	2,620,412
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
2.98%	10/25/35[4]	80,061	80,714
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
2.69%	11/25/35[4]	813,212	699,334
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
3.48%	08/25/37[4]	85,998	56,011
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
3.14%	09/19/35[4]	1,499,955	1,199,474
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.57%	09/19/35[4]	1,547,535	1,499,125
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.13%	04/19/36[4]	3,475,001	3,077,026
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.31%	03/25/47[2]	12,456,147	11,539,358

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 214

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust,
Series 2005-HE5, Class M2
(LIBOR USD 1-Month plus 0.65%)
0.75%	11/25/35[2]	$1,171,228	$1,172,225
GSAMP Trust,
Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.25%	01/25/37[2]	21,569,837	15,320,913
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
5.39%	09/25/35[2,5,6]	15,806	750
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.42%	07/25/35[4]	577,773	541,075
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
2.71%	04/25/36[4]	211,297	176,042
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
2.99%	05/25/37[4]	856,718	801,153
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
0.73%	11/19/35[2]	2,674,470	2,384,517
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.53%	09/19/46[2]	11,054,052	10,641,182
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.31%	08/19/37[2]	13,572,418	12,810,399
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.70%)
0.81%	03/25/36[2]	4,786,294	4,697,921
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.74%	11/25/35[2]	3,745,296	3,730,738
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.26%)
0.37%	12/25/36[2]	31,030,850	16,574,148
Impac CMB Trust,
Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.63%	04/25/35[2]	3,195,475	3,195,178
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.56%)
0.67%	07/25/35[2]	11,061,965	8,981,572
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.81%	10/25/35[4]	2,239,863	1,994,417

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
0.38%	10/25/36[2]	$6,368,649	$3,700,318
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(LIBOR USD 1-Month plus 0.50%)
0.61%	05/25/46[2]	10,631,427	10,471,904
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.90%	05/25/36[4]	336,904	310,339
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.18%	06/25/36[4]	3,199,185	3,384,916
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	38,195	39,605
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
0.38%	05/25/36[2]	4,022,530	4,024,465
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.40%	07/25/36[2]	12,400,000	12,341,833
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(LIBOR USD 1-Month plus 0.15%)
0.26%	12/25/36[2]	10,539,733	6,825,017
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
0.43%	11/25/36[2]	14,417,000	14,450,347
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
3.16%	08/25/35[4]	28,259	26,758
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.06%	05/25/36[4]	24,714	22,813
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21	71,931	69,323
JPMorgan Mortgage Trust,
Series 2007-S1, Class 1A2
5.50%	03/25/22	21,818	21,711
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
1.87%	01/28/70[1,2]	8,639,137	8,571,580
Legacy Mortgage Asset Trust,
Series 2019-GS4, Class A1 (STEP-reset date 04/26/21)
3.44%	05/25/59[1]	12,119,427	12,131,963
Legacy Mortgage Asset Trust,
Series 2020-GS2, Class A1 (STEP-reset date 04/26/21)
2.75%	03/25/60[1]	16,073,959	16,167,285

See accompanying Notes to Financial Statements.

215 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
0.91%	10/25/35[2]	$39,201	$39,289
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.41%	11/25/35[2]	2,741,980	2,713,813
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.42%)
0.53%	06/25/46[2]	5,446,741	5,249,207
Lehman XS Trust,
Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 0.85%)
0.97%	10/25/37[2]	5,813,343	5,529,802
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.00%	11/25/33[4]	161,242	161,224
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.25%	10/25/34[4]	316,713	322,157
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.14%	04/25/34[4]	42,378	43,818
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.26%	03/25/47[2]	3,898,213	3,731,766
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.39%	05/25/37[2]	3,150,000	2,821,551
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.44%	04/25/37[2,5,6]	883,581	82,995
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(LIBOR USD 1-Month plus 0.21%)
0.32%	04/25/37[2]	10,601,119	9,916,707
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.36%	07/25/37[2]	1,079,398	962,439
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.36%	04/25/37[2]	20,321,811	11,480,690
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.57%	10/25/33[4]	136,054	137,245

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.40%)
2.49%	08/25/36[2]	$1,151,102	$1,097,882
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37	39,142	44,150
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.58%)
0.69%	02/25/36[2]	2,013,905	1,999,332
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.52%)
0.63%	04/25/36[2]	15,141,668	12,532,514
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.17%	09/25/34[4]	297,143	295,875
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	97,483	87,449
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.84%)
1.22%	11/26/46[1,2]	879,770	869,269
MortgageIT Trust,
Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
1.77%	05/25/35[2]	1,288,182	1,290,675
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.44%	02/25/36[2]	1,530,944	1,457,858
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.59%	02/25/36[2]	443,848	445,152
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.35%	08/25/35[4]	2,722,727	2,640,568
Nomura Resecuritization Trust,
Series 2011-2RA, Class 1A2
3.26%	12/26/46[1,4]	336,552	338,915
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
0.27%	09/26/36[1,4]	2,770,505	2,730,305
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/21)
3.00%	07/25/59[1]	13,112,902	13,081,066
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	10,471,857	4,542,503

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 216

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.72%)
0.83%	07/25/35[2]	$11,301,000	$11,390,612
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
0.29%	04/25/37[2]	15,723,710	11,020,679
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
0.28%	05/25/37[2]	22,355,651	14,059,453
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.42%)
0.53%	01/25/37[2]	7,217,456	6,694,810
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.42%	06/25/47[2]	5,152,000	4,804,888
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	82,055	83,411
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
3.99%	12/25/35[4]	1,755,461	1,623,191
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.46%	04/25/35[4]	25,752	22,305
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
3.46%	07/25/35[4]	775,578	745,909
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
3.60%	07/25/35[4]	719,042	525,236
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21	18,066	18,066
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36	501,059	478,937
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37[4,5,6]	2,190,438	13,318
Residential Asset Securities Corp.,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
1.01%	10/25/35[2]	3,891,779	3,897,220
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36	5,240,568	2,652,007
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
3.49%	04/25/37[4]	270,536	177,710

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust,
Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.77%	11/25/37[2]	$3,194,007	$3,201,922
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.35%	05/25/47[2]	16,072,128	13,654,907
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/21)
3.07%	01/25/36	4,254,248	3,951,110
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.34%	02/25/37[2]	1,182,382	645,360
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.31%	05/25/37[2]	2,370,180	1,688,264
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.26%	12/25/36[2]	6,802,690	4,827,867
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.44%	12/25/36[2]	6,768,489	6,803,068
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
0.37%	02/25/37[2]	1,077,172	416,568
Stanwich Mortgage Loan Co.,
Series 2019-RPL1, Class A (STEP-reset date 04/16/21)
3.72%	02/15/49[1]	11,577,829	11,583,801
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.71%	09/25/34[4]	706,825	720,074
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
2.53%	03/25/34[4]	1,174,509	1,166,540
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.76%	06/25/35[4]	948,837	907,502
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 2A
2.51%	11/25/35[4]	1,015,846	899,377
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
3.00%	04/25/35[4]	2,864,535	2,922,857
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.43%	12/25/36[2]	1,585,477	1,544,677

See accompanying Notes to Financial Statements.

217 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
0.91%	07/25/34[2]	$11,875,659	$10,986,919
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.71%	05/25/36[4]	483,573	309,584
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.42%)
0.53%	05/25/36[2]	337,523	294,141
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.23%	08/25/36[2]	11,722,761	10,956,225
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
1.76%	08/25/47[2]	11,982,442	11,748,860
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
1.62%	02/25/35[2]	115,239	116,641
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
1.87%	03/25/35[2]	1,288,997	1,306,423
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 3A3
2.75%	11/25/33[4]	40,604	41,195
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
3.00%	10/25/37[4]	1,484,448	1,374,070
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 2A1
2.76%	01/25/37[4]	525,010	543,572
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
3.02%	01/25/37[4]	202,141	208,752
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.22%	01/25/37[2]	6,245,513	3,951,797
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.33%	02/25/37[2]	27,929,709	12,198,901
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
0.83%	11/25/34[2]	156,378	155,823
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.85%	01/25/35[4]	507,376	513,037

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
0.95%	05/25/44[2]	$47,903	$48,414
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.91%	10/25/35[4]	1,144,988	1,141,592
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.08%	12/25/35[4]	26,580	26,981
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
2.74%	12/25/35[4]	1,316,369	1,330,029
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.77%	01/25/45[2]	684,621	682,820
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.32%)
0.75%	07/25/45[2]	610,479	612,108
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.26%	02/25/46[2]	4,782,064	4,656,634
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.32%	05/25/46[2]	1,900,632	1,902,886
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.24%	07/25/46[2]	4,838,631	4,560,705
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.84%	03/25/37[4]	2,024,462	1,840,148
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
1.01%	06/25/47[2]	1,629,295	1,555,967
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.35%	01/25/47[2]	5,894,716	5,795,184
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	2,070,678	2,026,051
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
0.43%	03/25/37[2]	4,690,000	4,307,406

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 218

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
2.78%	10/25/36[4]	$484,151	$470,952
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
2.90%	04/25/36[4]	120,841	118,544

			859,654,138

U.S. Agency Commercial Mortgage-Backed — 5.14%
Fannie Mae-Aces,
Series 2011-M5, Class X (IO)
1.09%	07/25/21[4]	15,045,015	29,442
Fannie Mae-Aces,
Series 2012-M4, Class X1 (IO)
0.51%	04/25/22[4]	20,162,309	20,682
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.83%	07/25/39[4]	23,114,435	940,449
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36[4]	33,609,763	338,586
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.66%	01/25/39[4]	45,704,383	2,455,683
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29[4]	117,375,779	4,952,366
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33[4]	14,520,699	1,599,960
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K015, Class X3 (IO)
2.82%	08/25/39[4]	32,027,257	267,375
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X3 (IO)
1.97%	07/25/40[4]	26,660,903	629,385
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40[4]	37,280,187	859,920
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X1 (IO)
0.20%	04/25/23[4]	366,511,204	1,469,307
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K043, Class X3 (IO)
1.63%	02/25/43[4]	58,000,000	3,237,798
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K051, Class X3 (IO)
1.61%	10/25/43[4]	44,865,280	2,924,750

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K054, Class X1 (IO)
1.17%	01/25/26[4]	$53,987,613	$2,665,344
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K055, Class X3 (IO)
1.64%	04/25/44[4]	32,000,000	2,368,387
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K056, Class X1 (IO)
1.26%	05/25/26[4]	60,186,811	3,292,872
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K057, Class X1 (IO)
1.18%	07/25/26[4]	123,625,606	6,604,624
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K719, Class X1 (IO)
0.70%	06/25/22[4]	28,915,238	89,263
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K726, Class X1 (IO)
0.88%	04/25/24[4]	133,535,224	2,820,484
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.47%	12/25/22[4]	35,415,254	217,294
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27[4]	88,922,395	4,793,842
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC07, Class X1 (IO)
0.73%	09/25/26[4]	84,976,986	2,481,319
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF31, Class A
(LIBOR USD 1-Month plus 0.37%)
0.49%	04/25/24[2]	2,393,507	2,397,690
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
0.52%	08/25/25[2]	5,082,505	5,111,179
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF75, Class AL
(LIBOR USD 1-Month plus 0.51%)
0.63%	12/25/29[2]	6,967,446	7,026,205
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF80, Class AL
(LIBOR USD 1-Month plus 0.44%)
0.56%	06/25/30[2]	4,975,000	5,026,210

See accompanying Notes to Financial Statements.

219 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF84, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.42%	07/25/30[2]	$15,750,825	$15,792,719
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF85, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.41%	08/25/30[2]	12,000,000	12,032,818
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF86, Class AL
(LIBOR USD 1-Month plus 0.29%)
0.40%	08/25/27[2]	12,355,612	12,418,565
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF87, Class AL
(LIBOR USD 1-Month plus 0.35%)
0.46%	08/25/30[2]	14,000,000	14,074,208
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
0.45%	09/25/30[2]	24,823,000	24,932,102
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR1, Class X (IO)
1.06%	03/25/26[4]	117,672,513	5,198,295
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KL05, Class X1HG (IO)
1.22%	12/25/27[4]	49,531,000	3,148,098
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS05, Class X (IO)
0.76%	01/25/23[4]	155,481,128	2,134,600
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS06, Class X (IO)
1.06%	08/25/26[4]	67,494,490	2,765,654
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.65%	09/25/25[4]	103,641,150	2,865,146
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.11%	08/16/51[4]	9,322,117	15,098
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.17%	02/16/53[4]	41,234,812	335,726
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.33%	06/16/52[4]	63,525,261	459,065

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.18%	05/16/55[4]	$23,108,029	$280,603
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.82%	11/16/54[4]	13,774,273	531,273
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40[1]	8,000,000	7,910,949
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A
5.37%	05/03/32[1]	5,440,000	6,292,332
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	10,000,000	8,811,163

			184,618,830

U.S. Agency Mortgage-Backed — 14.04%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
24.17%	03/25/36[2]	16,156	25,148
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	03/25/36[2]	814,507	152,775
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.94%	06/25/37[2]	35,950	4,190
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
5.76%	08/25/37[2]	73,284	12,757
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
6.34%	04/25/37[2]	861,452	166,682
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
6.89%	03/25/38[2]	43,925	7,105
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.09%	07/25/38[2]	118,831	18,007
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.49%	10/25/40[2]	45,785	6,938
Fannie Mae REMICS,
Series 2012-56, Class FK
(LIBOR USD 1-Month plus 0.45%)
0.56%	06/25/42[2]	3,517,897	3,545,568

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 220

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.21%	10/25/42[2]	$205,517	$207,260
Fannie Mae REMICS,
Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
1.12%	07/25/43[2]	10,288,761	10,247,993
Fannie Mae REMICS,
Series 2019-33, Class FN
(LIBOR USD 1-Month plus 0.40%)
0.51%	07/25/49[2]	6,165,405	6,213,648
Freddie Mac REMICS,
Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.11%	11/15/33[2]	58,053	59,643
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.71%	10/15/33[2]	210,351	213,590
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
42.15%	07/15/37[2]	12,404	25,863
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.89% Cap)
5.79%	01/15/38[2]	54,821	11,369
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.79%	04/15/38[2]	40,368	6,193
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33[9]	16,406	15,120
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.50%	04/15/42[2]	112,521	21,952
Freddie Mac REMICS,
Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
1.12%	09/15/44[2]	1,108,188	1,119,620
Freddie Mac REMICS,
Series 4919, Class FP
(LIBOR USD 1-Month plus 0.45%)
0.56%	09/25/49[2]	6,396,287	6,439,820
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58[9]	4,985,753	4,678,066
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	89,689	16,819
Ginnie Mae,
Series 2011-69, Class GI (IO)
5.00%	05/16/40	14,604	68

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	$555,207	$6,520
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35[2]	684,005	10,703
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.09%	09/16/43[2]	2,068,294	397,279
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47	532,807	85,599
Ginnie Mae,
Series 2019-86, Class FE
(LIBOR USD 1-Month plus 0.40%)
0.51%	07/20/49[2]	6,652,358	6,671,945
Ginnie Mae,
Series 2020-133, Class FA
0.51%	02/20/49[4]	4,363,626	4,307,323
UMBS (TBA)
2.00%	05/01/51	338,850,000	337,619,026
2.50%	05/01/51	119,375,000	122,247,455

			504,562,044

Total Mortgage-Backed (Cost $1,835,449,686)			1,769,169,378

MUNICIPAL BONDS — 0.64%*
California — 0.15%
Los Angeles Department of Water & Power Power System
Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	1,950,000	2,526,359
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series C
4.00%	07/01/35	890,000	1,076,647
Regents of the University of California Medical Center
Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60	1,790,000	1,792,425

			5,395,431

Colorado — 0.10%
City & County of Denver Airport System Revenue Bonds,
Series C
2.14%	11/15/29	890,000	889,369
2.24%	11/15/30	2,625,000	2,568,977

			3,458,346

Florida — 0.13%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.81%	10/01/34	1,000,000	998,155
2.86%	10/01/35	1,750,000	1,742,461

See accompanying Notes to Financial Statements.

221 / Annual Report March 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
Florida (continued)
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.35%	10/01/29	$2,000,000	$2,123,537

			4,864,153

New York — 0.26%
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49	975,000	1,211,823
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32	1,000,000	1,102,971
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33	3,100,000	3,719,304
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series E
4.00%	03/15/43	2,905,000	3,318,875

			9,352,973

Total Municipal Bonds (Cost $22,646,022)			23,070,903

U.S. TREASURY SECURITIES — 0.96%

U.S. Treasury Notes — 0.96%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.06%)
0.08%	10/31/22[2]	34,570,000	34,593,874

Total U.S. Treasury Securities (Cost $34,572,765)

Total Bonds — 95.45% (Cost $3,467,500,695)			3,430,191,442

Issues		Shares	Value

COMMON STOCK — 0.27%

Electric — 0.00%
Homer City Holdings LLC†,5,6,7		112,222	—

Real Estate Investment Trust (REIT) — 0.27%
AGNC Investment Corp.		582,000	9,754,320

Total Common Stock (Cost $13,797,770)			9,754,320

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 15.36%
Foreign Government Obligations — 0.91%
Japan Treasury Discount Bill,
Series 962
(Japan)
0.00%[10]	04/05/21[3]	3,605,000,000	32,631,367

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds — 3.87%
Dreyfus Government Cash Management Fund
0.03%[11]		26,485,000	$26,485,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[11,12]		17,175	17,175
JPMorgan U.S. Government Money Market Fund
0.03%[11]		54,805,000	54,805,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[11]		57,910,000	57,910,000

			139,217,175

U.S. Treasury Bills — 10.58%
U.S. Treasury Bills
0.05%[10]	08/05/21	$50,000,000	49,997,929
0.05%[10]	08/12/21	200,000,000	199,988,920
0.04%[10]	08/19/21	130,000,000	129,989,892

			379,976,741

Total Short-Term Investments (Cost $553,835,046)			551,825,283

Total Investments - 111.08% (Cost $4,035,133,511)			3,991,771,045

Liabilities in Excess of Other Assets - (11.08)%			(398,243,427)

Net Assets - 100.00%			$3,593,527,618

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $14,192,578, which is 0.40% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2021.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of March 31, 2021.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $6.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but are valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 222

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2021

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(IO): Interest Only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 34,744,644	JPY 3,605,000,000	Goldman Sachs International	04/05/21	$2,118,438
USD 1,977,536	GBP 1,425,000	Goldman Sachs International	04/23/21	11,311
USD 1,493,066	EUR 1,250,000	Goldman Sachs International	04/23/21	23,241

				2,152,990

EUR 160,000	USD 188,970	Goldman Sachs International	04/23/21	(833)

NET UNREALIZED APPRECIATION				$2,152,157

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	1,701	06/30/21	$209,900,743	$(2,221,792)	$(2,221,792)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	1,355	06/21/21	(194,696,563)	6,214,215	6,214,215
U.S. Treasury Ultra Bond	693	06/21/21	(125,584,594)	6,084,602	6,084,602

			(320,281,157)	12,298,817	12,298,817

TOTAL FUTURES CONTRACTS			$(110,380,414)	$10,077,025	$10,077,025

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC

Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$10,370,000	$249,098	$223,929	$25,169

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying Notes to Financial Statements.

223 / Annual Report March 2021

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2021

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investments, at value - Unaffiliated (Cost $32,620,811, $12,992,837, $219,529,520, $453,545,994, $747,262,971 and $847,950,346, respectively) (Note 2)	$33,036,885	$12,796,001
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $27,171,821 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	1,764,732	80,298
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000
Receivable for securities sold	1,052,342	37,350
Receivable for daily variation margin on futures contracts (Note 3)	171,985	2,062
Dividends and interest receivable	135,794	108,906
Receivable for capital stock sold	78,886	41,500
Unrealized appreciation on foreign currency exchange contracts	20,568	—
Due from Adviser (Note 6)	10,831	27,701
Unrealized appreciation on foreign currency transactions	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on swap contracts	—	—
Other assets	15,939	27,206

Total assets	38,995,962	13,163,024

Liabilities:
Payable for securities purchased	2,113,815	136,806
Payable for capital stock redeemed	14,599	45,195
Distributions payable	327	236
Payable for daily variation margin on futures contracts (Note 3)	—	984
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Advisory fees payable (Note 6)	14,996	4,280
Accrued trustees fees and expenses	11	1
Accrued distribution (12b-1) and service fees payable	—	1,807
Administrative fees payable	36,776	32,048
Accrued other expenses	45,643	21,176

Total liabilities	2,226,167	242,533

Net assets	$36,769,795	$12,920,491

Class M Shares:
Net assets (Applicable to 2,773,846, 768,830, 2,147,224, 1,387,808, 18,755,387 and 3,395,400, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$36,769,795	$8,190,105

Net asset value, offering and redemption price per Class M share	$13.26	$10.65

Class I Shares:
Net assets (Applicable to 0, 444,057, 16,108,761, 41,999,130, 54,120,573 and 71,377,801, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$4,730,386

Net asset value, offering and redemption price per Class I share	N/A	$10.65

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 10, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$30,064,456	$13,066,540
Accumulated Earnings (Loss)	6,705,339	(146,049)

Net assets	$36,769,795	$12,920,491

[1]	The net asset values of the Plan Class Shares of the Floating Rate Income Fund were calculated using unrounded net assets of $100.29 divided by the unrounded shares outstanding of 10.08.

See accompanying Notes to Financial Statements.

224 / Annual Report March 2021

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2021

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$216,560,037	$455,453,512		$760,342,291	$854,779,752
—	—		—	—
595,133	19,446,640		16,138,179	14,974,647
—	—		—	34
309,000	—		2,780,000	1,159,000
28,346,360	6,658,377		9,684,995	74,060,112
53,371	—		29,313	28,063
1,454,609	655,429		6,116,064	2,420,791
122,609	88,389		986,100	1,093,900
13,304	417,224		—	—
62,983	7,289		53,689	—
4,005	26,829		40,794	—
—	—		86,268	24,941
—	—		9,696	2,803
35,089	14,642		32,282	29,230

247,556,500	482,768,331		796,299,671	948,573,273

66,450,909	50,366,841		23,329,099	145,223,143
905,840	245,495		1,822,981	362,764
5,985	120,976		159,337	736
27,070	—		28,771	20,062
762	4,477		—	—
65,956	195,388		324,296	235,726
2	84		146	254
4,514	2,921		42,452	6,517
52,662	49,044		43,877	59,636
34,795	41,182		129,569	149,623

67,548,495	51,026,408		25,880,528	146,058,461

$180,008,005	$431,741,923		$770,419,143	$802,514,812

$21,173,642	$13,814,719		$198,337,126	$36,452,027

$9.86	$9.95		$10.57	$10.74

$158,834,363	$417,927,104		$572,082,017	$766,062,785

$9.86	$9.95		$10.57	$10.73

N/A	$100		N/A	N/A

N/A	$9.95	[1]	N/A	N/A

$182,427,746	$431,835,957		$812,310,686	$794,867,897
(2,419,741)	(94,034)		(41,891,543)	7,646,915

$180,008,005	$431,741,923		$770,419,143	$802,514,812

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 225

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2021

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investments, at value - Unaffiliated (Cost $12,405,372, $2,719,007,522, $28,391,801, $105,057,018,322, $281,894,728 and $4,035,133,511, respectively) (Note 2)	$11,982,405	$2,724,675,321
Investments, at value - Affiliated (Cost $0, $0, $0, $65,187,440, $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	199,000	94,847,748
Foreign Currency, at value (Cost $0, $0, $0, $0, $0 and $4,695, respectively)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	1,331,027
Cash on deposit with brokers for collateral on futures (Note 2)	55,000	3,693,000
Dividends and interest receivable	111,082	6,472,192
Due from Adviser (Note 6)	28,129	—
Receivable for capital stock sold	21,927	1,367,222
Receivable for daily variation margin on futures contracts (Note 3)	5,750	172,975
Unrealized appreciation on foreign currency exchange contracts	—	1,422,086
Unrealized appreciation on foreign currency transactions	—	—
Receivable for securities sold	—	354,919,198
Premiums paid for swap contracts	—	73,959
Unrealized appreciation on swap contracts	—	8,313
Other assets	24,542	52,465

Total assets	12,427,835	3,189,035,506

Liabilities:
Options written, at value (Premiums received $0, $540,000, $0, $21,994,700, $0 and $0, respectively) (Note 3)	—	4,596
Bank overdraft	—	—
Payable for securities purchased	102,527	705,947,226
Payable for capital stock redeemed	30,238	1,603,743
Payable for daily variation margin on futures contracts (Note 3)	3,572	—
Distributions payable	—	132,320
Unrealized depreciation on foreign currency exchange contracts	—	—
Advisory fees payable (Note 6)	3,612	629,468
Accrued trustees fees and expenses	2	677
Accrued distribution (12b-1) and service fees payable	452	71,901
Administrative fees payable	35,840	84,533
Audit fees payable	11,620	41,148
Accrued other expenses	9,388	353,498

Total liabilities	197,251	708,869,110

Net assets	$12,230,584	$2,480,166,396

Class M Shares:
Net assets (Applicable to 219,784, 50,165,234, 1,975,844, 661,139,405, 14,559,872 and 21,607,830, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$2,125,714	$445,538,395

Net asset value, offering and redemption price per Class M share	$9.67	$8.88

Class I Shares:
Net assets (Applicable to 1,044,749, 229,018,746, 1,251,843, 4,897,035,762, 42,554,510 and 273,766,820, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$10,104,870	$2,034,539,894

Net asset value, offering and redemption price per Class I share	$9.67	$8.88

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 10,801,035, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class Shares:
Net assets (Applicable to 0, 7,678, 0, 192,427,211, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$88,107

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.48

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 2,425,345,101, 0 and 5,342,862, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$12,634,791	$2,505,985,868
Accumulated Earnings (Loss)	(404,207)	(25,819,472)

Net assets	$12,230,584	$2,480,166,396

See accompanying Notes to Financial Statements.

226 / Annual Report March 2021

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2021

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$23,928,680	$105,857,650,940	$281,906,099	$3,991,771,045
—	—	—	—
1,027,000	344,645,399	—	80,074,630
—	—	—	4,695
—	255,736,051	—	3,858,006
351,000	80,275,000	129,000	20,859,000
271,035	268,394,198	645,466	15,366,221
28,057	—	51,304	—
11,005	187,992,169	228,072	17,532,060
10,844	16,172	15,313	1,260,927
—	42,285,924	264,437	2,152,990
—	5,339	—	2
38,905	19,751,303,372	40,336,885	475,771,027
—	1,309,994	8,422	223,929
—	147,238	946	25,169
19,682	753,424	16,221	57,849

25,686,208	126,790,515,220	323,602,165	4,608,957,550

—	25,593,750	—	—
—	—	175,497	—
191,584	39,654,771,737	78,640,502	994,920,791
95,754	115,844,313	1,420,004	16,259,494
—	4,842,539	—	279,066
2,765	8,512,361	559	1,417,590
—	5,319	—	833
40,474	25,834,801	53,731	1,962,866
27	26,065	33	1,091
3,250	2,005,269	9,511	55,151
36,034	1,474,676	38,456	125,538
36,438	152,417	36,252	12,421
9,578	10,269,170	54,904	395,091

415,904	39,849,332,417	80,429,449	1,015,429,932

$25,270,304	$86,941,182,803	$243,172,716	$3,593,527,618

$15,471,036	$7,154,434,091	$61,924,623	$258,423,941

$7.83	$10.82	$4.25	$11.96

$9,799,268	$52,980,072,595	$181,248,093	$3,271,288,578

$7.83	$10.82	$4.26	$11.95

N/A	$116,856,518	N/A	N/A

N/A	$10.82	N/A	N/A

N/A	$2,083,842,208	N/A	N/A

N/A	$10.83	N/A	N/A

N/A	$24,605,977,391	N/A	$63,815,099

N/A	$10.15	N/A	$11.94

$29,447,071	$87,213,103,047	$248,562,574	$3,588,265,666
(4,176,767)	(271,920,244)	(5,389,858)	5,261,952

$25,270,304	$86,941,182,803	$243,172,716	$3,593,527,618

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 227

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2021

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$777,379	$350,000
Dividends	53,080	259

Total investment income	830,459	350,259

Expenses:
Investment advisory fees (Note 6)	174,544	38,958
Administration fees	105,281	92,176
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	15,522
Professional fees	47,218	32,255
Transfer agent fees	37,811	42,260
Registration and filing fees	28,965	61,162
Custodian fees	21,471	32,504
Miscellaneous expenses	9,642	6,284
Trustees’ fees and expenses	443	120
Commitment fee	—	48
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	425,375	321,289
Expenses waived and reimbursed (Note 6)	(122,267)	(257,070)

Net expenses	303,108	64,219

Net investment income	527,351	286,040

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	21,713	25,535
Futures contracts	11,439,986	47,444
Foreign currency exchange contracts	30,400	—
Foreign currency transactions	(195)	—
Swap contracts	—	—

Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	1,774,249	(242,672)
Futures contracts	1,792,689	21,784
Foreign currency exchange contracts	20,568	—
Foreign currency transactions	—	—
Swap contracts	—	—

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	15,079,410	(147,909)

Net Increase in Net Assets from Operations	$15,606,761	$138,131

See accompanying Notes to Financial Statements.

228 / Annual Report March 2021

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2021

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$5,284,478	$12,233,257	$29,331,916	$14,894,576
14,124	13,255	49,420	20,298

5,298,602	12,246,512	29,381,336	14,914,874

300,441	1,705,679	3,361,449	2,718,266
139,312	143,539	127,199	178,429

22,542	23,921	457,887	76,650
37,880	51,862	48,904	55,826
89,730	102,370	435,028	575,348
55,365	57,737	76,840	72,589
45,138	28,027	41,229	63,758
7,924	19,338	89,419	63,811
764	3,988	8,639	10,219
229	1,547	3,446	4,320
—	60,671	—	—

699,325	2,198,679	4,650,040	3,819,216
(309,577)	(8,677)	(158,414)	(4,895)

389,748	2,190,002	4,491,626	3,814,321

4,908,854	10,056,510	24,889,710	11,100,553

(450,019)	861,658	31,915,009	15,208,540
828,671	—	2,985,976	2,578,956
—	134,350	—	892,806
(1,148)	(4,879)	—	—
—	—	13,280	100,973

—	—	(27,660)	—
(2,518,196)	26,740,238	38,959,479	7,272,926
365,099	—	(710,797)	(1,621,668)
13,304	417,224	—	(520,871)
4,005	26,829	40,794	—
—	—	9,696	(96,410)

(1,758,284)	28,175,420	73,185,777	23,815,252

$3,150,570	$38,231,930	$98,075,487	$34,915,805

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 229

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2021

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$825,459	$39,229,517
Dividends	536	64,099

Total investment income	825,995	39,293,616

Expenses:
Investment advisory fees (Note 6)	41,296	6,494,813
Administration fees	103,204	253,111
Distribution (12b-1) and service fees - class specific (Note 7):	—	—
Class M	4,714	808,525
Administrative Class	—	371
Registration and filing fees	59,624	112,009
Transfer agent fees	41,019	1,828,395
Custodian fees	32,797	110,374
Professional fees	32,264	59,939
Miscellaneous expenses	6,187	174,666
Trustees’ fees and expenses	152	28,216
Commitment fee	65	11,565
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	321,322	9,881,984
Expenses waived and reimbursed (Note 6)	(259,548)	—

Net expenses	61,774	9,881,984

Net investment income	764,221	29,411,632

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(52,230)	1,700,514
Futures contracts	126,649	2,283,421
Foreign currency exchange contracts	—	10,707,573
Foreign currency transactions	—	(16,554)
Options and swaptions written	—	—
Swap contracts	1,019	267,490

Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	(58,463)	35,458,148
Futures contracts	28,325	1,176,230
Foreign currency exchange contracts	—	50,585
Foreign currency transactions	—	—
Options and swaptions written	—	(1,677)
Swap contracts	(1,018)	(250,299)

Net realized and change in unrealized gain on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	44,282	51,375,431

Net Increase in Net Assets from Operations	$808,503	$80,787,063

See accompanying Notes to Financial Statements.

230 / Annual Report March 2021

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2021

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$3,183,481	$1,690,062,356	$2,185,752	$116,484,856
3,304	2,512,693	7,334	360,228

3,186,785	1,692,575,049	2,193,086	116,845,084

498,908	305,268,685	545,532	21,259,494
113,654	4,432,283	113,724	372,080

32,208	19,420,746	89,135	653,400
—	8,022,765	—	—
57,626	1,830,163	54,569	161,306
72,698	48,652,054	219,361	2,132,039
25,094	2,587,862	31,724	161,762
46,012	512,791	46,392	79,382
13,396	7,806,521	36,847	301,661
543	1,147,018	2,804	42,844
239	493,020	1,147	18,006
38,432	—	—	—

898,810	400,173,908	1,141,235	25,181,974
(58,686)	—	(310,177)	—

840,124	400,173,908	831,058	25,181,974

2,346,661	1,292,401,141	1,362,028	91,663,110

848,648	452,557,388	(2,185,391)	46,969,955
(169,100)	334,478,582	(92,047)	11,835,043
21,714	125,717,719	1,766,156	5,546,983
58	144,936	(9,129)	29,011
—	4,092,679	—	—
10,225	11,218,090	1,297	473,554

—	(64,939)	—	—
2,723,288	720,031,385	919,153	144,997,021
672,574	(130,036,903)	199,968	36,971,036
—	18,325,040	195,737	(118,267)
—	11,224	—	2
—	(13,977,372)	—	—
(10,397)	(10,393,565)	946	(421,508)

4,097,010	1,512,104,264	796,690	246,282,830

$6,443,671	$2,804,505,405	$2,158,718	$337,945,940

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 231

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Operations:
Net investment income	$527,351	$953,096
Net realized gain (loss) on investments	21,713	142,331
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	11,470,191	(1,030,095)
Net change in unrealized appreciation (depreciation) on investments	1,774,249	(1,361,452)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	1,813,257	(2,088,172)

Net increase (decrease) in net assets resulting from operations	15,606,761	(3,384,292)

Distributions to Shareholders:
Class M	(2,562,844)	(3,355,949)
Class I	—	—
Plan Class	—	—

Total Distributions	(2,562,844)	(3,355,949)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	8,125,307	25,113,482
Shares issued in reinvestment of distributions	2,556,028	3,349,095
Cost of shares redeemed	(16,021,598)	(13,858,501)

Total Class M capital share transactions	(5,340,263)	14,604,076

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(5,340,263)	14,604,076

Net increase (decrease) in net assets	7,703,654	7,863,835
Net assets at beginning of year	29,066,141	21,202,306

Net assets at end of year	$36,769,795	$29,066,141

See accompanying Notes to Financial Statements.

232 / Annual Report March 2021

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

$286,040	$195,984	$4,908,854	$1,197,535	$10,056,510	$11,254,931
25,535	8,947	(450,019)	40,287	861,658	(1,233,355)

47,444	14,067	827,523	(258)	129,471	101,494
(242,672)	(6,826)	(2,518,196)	(610,526)	26,740,238	(22,243,330)

21,784	(1,872)	382,408	(23,457)	444,053	—

138,131	210,300	3,150,570	603,581	38,231,930	(12,120,260)

(203,386)	(75,400)	(662,014)	(221)	(295,044)	(411,136)
(149,087)	(132,188)	(4,457,044)	(1,296,521)	(9,868,566)	(10,843,970)
—	—	—	—	(1)	—

(352,473)	(207,588)	(5,119,058)	(1,296,742)	(10,163,611)	(11,255,106)

13,648,657	—	32,392,444	—	12,304,196	3,813,347
201,816	75,400	642,289	221	280,843	409,671
(6,263,385)	—	(11,600,746)	—	(5,625,876)	(8,650,083)

7,587,088	75,400	21,433,987	221	6,959,163	(4,427,065)

3,272,792	900,000	154,410,363	2,895,439	155,690,567	65,504,910
147,918	132,188	4,446,944	1,296,521	8,526,760	10,352,626
(1,141,757)	—	(7,249,876)	—	(23,773,857)	(65,420,233)

2,278,953	1,032,188	151,607,431	4,191,960	140,443,470	10,437,303

—	—	—	—	100	—
—	—	—	—	1	—

—	—	—	—	101	—

9,866,041	1,107,588	173,041,418	4,192,181	147,402,734	6,010,238

9,651,699	1,110,300	171,072,930	3,499,020	175,471,053	(17,365,128)
3,268,792	2,158,492	8,935,075	5,436,055	256,270,870	273,635,998

$12,920,491	$3,268,792	$180,008,005	$8,935,075	$431,741,923	$256,270,870

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 233

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Operations:
Net investment income	$24,889,710	$18,538,464
Net realized gain (loss) on investments	31,915,009	9,112,768
Net realized gain on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	2,999,256	1,384,245
Net change in unrealized appreciation (depreciation) on investments	38,931,819	(25,435,386)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(660,307)	330,182

Net increase in net assets resulting from operations	98,075,487	3,930,273

Distributions to Shareholders:
Class M	(6,482,162)	(6,806,120)
Class I	(18,425,433)	(11,733,736)
Administrative Class	—	—

Total Distributions	(24,907,595)	(18,539,856)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	128,950,497	39,365,774
Shares issued in reinvestment of distributions	6,182,278	6,576,867
Cost of shares redeemed	(84,380,539)	(101,550,221)

Total Class M capital share transactions	50,752,236	(55,607,580)

Class I:
Proceeds from sale of shares	496,253,964	176,403,014
Shares issued in reinvestment of distributions	17,007,731	10,769,869
Cost of shares redeemed	(282,701,987)	(181,596,530)

Total Class I capital share transactions	230,559,708	5,576,353

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	281,311,944	(50,031,227)

Net increase (decrease) in net assets	354,479,836	(64,640,810)
Net assets at beginning of year	415,939,307	480,580,117

Net assets at end of year	$770,419,143	$415,939,307

See accompanying Notes to Financial Statements.

234 / Annual Report March 2021

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

$11,100,553	$20,491,132	$764,221	$642,625	$29,411,632	$50,056,122
15,208,540	21,175,681	(52,230)	27,738	1,700,514	13,379,717

3,572,735	3,749,699	127,668	41,117	13,241,930	16,582,593
7,272,926	(6,500,278)	(58,463)	(431,127)	35,458,148	(35,094,143)

(2,238,949)	1,593,571	27,307	12,390	974,839	(694,381)

34,915,805	40,509,805	808,503	292,743	80,787,063	44,229,908

(1,392,395)	(907,641)	(144,289)	(94,322)	(5,196,975)	(12,024,510)
(28,359,551)	(19,581,347)	(764,833)	(612,228)	(24,338,731)	(37,166,534)
—	—	—	—	(1,056)	(5,009)

(29,751,946)	(20,488,988)	(909,122)	(706,550)	(29,536,762)	(49,196,053)

14,300,978	10,513,623	4,313,649	—	118,060,426	49,556,729
1,381,730	903,052	143,142	94,322	5,086,410	11,868,809
(13,231,790)	(13,854,184)	(3,117,649)	—	(139,138,520)	(191,932,571)

2,450,918	(2,437,509)	1,339,142	94,322	(15,991,684)	(130,507,033)

235,831,557	122,812,134	4,570,081	1,095,000	933,006,583	370,441,484
28,333,173	19,285,880	761,991	612,228	22,805,603	35,093,600
(196,139,375)	(176,794,379)	(1,607,145)	—	(417,147,385)	(522,614,405)

68,025,355	(34,696,365)	3,724,927	1,707,228	538,664,801	(117,079,321)

—	—	—	—	8,700	20,388
—	—	—	—	683	1,673
—	—	—	—	(17,573)	(346,322)

—	—	—	—	(8,190)	(324,261)

70,476,273	(37,133,874)	5,064,069	1,801,550	522,664,927	(247,910,615)

75,640,132	(17,113,057)	4,963,450	1,387,743	573,915,228	(252,876,760)
726,874,680	743,987,737	7,267,134	5,879,391	1,906,251,168	2,159,127,928

$802,514,812	$726,874,680	$12,230,584	$7,267,134	$2,480,166,396	$1,906,251,168

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 235

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Operations:
Net investment income	$2,346,661	$3,423,527
Net realized gain (loss) on investments	848,648	504,462
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(137,103)	(1,260,979)
Net change in unrealized appreciation (depreciation) on investments	2,723,287	(5,440,080)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	662,178	(364,036)

Net increase (decrease) in net assets resulting from operations	6,443,671	(3,137,106)

Distributions to Shareholders:
Class M	(790,679)	(537,821)
Class I	(1,569,363)	(2,875,979)
Class I-2	—	—
Administrative Class	—	—
Plan Class	—	—

Total Distributions	(2,360,042)	(3,413,800)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	12,357,964	4,390,876
Shares issued in reinvestment of distributions	777,664	527,237
Cost of shares redeemed	(8,819,965)	(11,601,313)

Total Class M capital share transactions	4,315,663	(6,683,200)

Class I:
Proceeds from sale of shares	5,452,200	8,919,733
Shares issued in reinvestment of distributions	1,563,564	2,871,974
Cost of shares redeemed	(48,809,465)	(25,110,769)

Total Class I capital share transactions	(41,793,701)	(13,319,062)

Class I-2:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I-2 capital share transactions	—	—

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(37,478,038)	(20,002,262)

Net increase (decrease) in net assets	(33,394,409)	(26,553,168)
Net assets at beginning of year	58,664,713	85,217,881

Net assets at end of year	$25,270,304	$58,664,g713

See accompanying Notes to Financial Statements.

236 / Annual Report March 2021

Metropolitan West Funds

Statements of Changes in Net Assets

TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

$1,292,401,141	$2,023,008,126	$1,362,028	$2,638,815	$91,663,110	$121,034,413
452,557,388	3,804,324,845	(2,185,391)	60,894	46,969,957	26,851,078

475,652,006	846,408,074	1,666,277	78,160	17,884,589	(22,176,323)
719,966,446	(750,124,991)	919,153	(977,333)	144,997,021	(180,850,914)

(136,071,576)	70,491,225	396,651	(6,572)	36,431,263	(20,140,194)

2,804,505,405	5,994,107,279	2,158,718	1,793,964	337,945,940	(75,281,940)

(568,049,079)	(300,388,115)	(271,401)	(756,939)	(8,563,350)	(12,589,905)
(3,188,499,462)	(1,537,934,853)	(1,091,869)	(1,886,190)	(105,331,786)	(107,860,978)
(6,121,053)	—	—	—	—	—
(116,011,676)	(49,057,509)	—	—	—	—
(1,638,444,684)	(823,240,499)	—	—	(2,741,237)	—

(5,517,125,954)	(2,710,620,976)	(1,363,270)	(2,643,129)	(116,636,373)	(120,450,883)

2,796,785,096	2,020,194,403	93,315,754	14,930,510	53,543,701	81,683,781
563,596,147	297,755,323	262,337	725,591	8,240,006	11,911,123
(4,976,311,646)	(3,301,382,158)	(60,144,904)	(21,398,277)	(89,674,103)	(264,774,683)

(1,615,930,403)	(983,432,432)	33,433,187	(5,742,176)	(27,890,396)	(171,179,779)

18,725,199,269	13,667,391,267	175,164,379	42,913,142	1,145,664,099	1,089,940,500
2,889,943,410	1,390,528,528	1,090,987	1,882,967	84,772,104	88,891,932
(13,078,407,390)	(11,771,099,618)	(72,005,589)	(35,906,941)	(916,608,246)	(891,192,312)

8,536,735,289	3,286,820,177	104,249,777	8,889,168	313,827,957	287,640,120

130,514,638	100	—	—	—	—
6,121,040	—	—	—	—	—
(12,135,534)	—	—	—	—	—

124,500,144	100	—	—	—	—

672,097,128	928,545,275	—	—	—	—
114,756,083	48,519,313	—	—	—	—
(376,823,384)	(319,527,834)	—	—	—	—

410,029,827	657,536,754	—	—	—	—

7,748,078,022	7,677,631,917	—	—	118,175,282	100
1,525,649,602	763,872,829	—	—	2,740,188	—
(7,703,153,603)	(6,168,990,702)	—	—	(61,961,252)	—

1,570,574,021	2,272,514,044	—	—	58,954,218	100

9,025,908,878	5,233,438,643	137,682,964	3,146,992	344,891,779	116,460,441

6,313,288,329	8,516,924,946	138,478,412	2,297,827	566,201,346	(79,272,382)
80,627,894,474	72,110,969,528	104,694,304	102,396,477	3,027,326,272	3,106,598,654

$86,941,182,803	$80,627,894,474	$243,172,716	$104,694,304	$3,593,527,618	$3,027,326,272

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 237

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 8.89	$ 10.73	$ 9.98	$ 8.95	$ 7.22

Income from Investment Operations:
Net investment income[1]	0.18	0.31	0.22	0.09	0.12
Net realized and unrealized gain (loss)	5.14	(1.14)	0.76	1.03	1.77

Total Income (Loss) from Investment Operations	5.32	(0.83)	0.98	1.12	1.89

Less Distributions:
From net investment income	(0.20)	(0.30)	(0.23)	(0.09)	(0.16)
From net capital gains	(0.75)	(0.71)	—	—	—

Total Distributions	(0.95)	(1.01)	(0.23)	(0.09)	(0.16)

Net Asset Value, End of Year	$ 13.26	$ 8.89	$ 10.73	$ 9.98	$ 8.95

Total Return	60.83%	(9.36)%	9.93%	12.52%	26.38%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$36,770	$29,066	$21,202	$18,149	$20,714
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.26%	1.04%	1.39%	0.90%[2]	3.37%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.57%	2.80%	2.15%	0.90%	1.49%
Portfolio Turnover Rate	60%	89%	140%	115%	505%

1  Per share numbers have been calculated using the average share method.

2  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 238

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.28	0.88	0.41
Net realized and unrealized gain	0.50	0.06	0.34

Total Income from Investment Operations	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.40)	(0.86)	(0.41)
From net capital gains	(0.05)	(0.07)	(0.03)

Total Distributions	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$10.65	$10.32	$10.31

Total Return	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%	0.75%	0.75%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	84%	65%	159%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

239 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.40	0.91	0.43
Net realized and unrealized gain	0.41	0.06	0.34

Total Income from Investment Operations	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.43)	(0.89)	(0.43)
From net capital gains	(0.05)	(0.07)	(0.03)

Total Distributions	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$10.65	$10.32	$10.31

Total Return	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%	0.50%	0.50%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	84%	65%	159%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 240

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.69	1.86	0.23
Net realized and unrealized gain (loss)	0.34	(0.85)	0.79

Total Income from Investment Operations	1.03	1.01	1.02

Less Distributions:
From net investment income	(0.97)	(1.98)	(0.23)
From net capital gains	(0.02)	—	—

Total Distributions	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$9.86	$9.82	$10.79

Total Return	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%	0.80%	0.80%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	177%	122%	80%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

241 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.73	1.90	0.24
Net realized and unrealized gain (loss)	0.30	(0.85)	0.78

Total Income from Investment Operations	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.97)	(2.01)	(0.24)
From net capital gains	(0.02)	—	—

Total Distributions	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$9.86	$9.82	$10.78

Total Return	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%	0.55%	0.55%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	177%	122%	80%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 242

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$8.98	$9.90	$10.06	$10.06	$9.80

Income from Investment Operations:
Net investment income[1]	0.30	0.42	0.42	0.36	0.33
Net realized and unrealized gain (loss)	0.97	(0.92)	(0.15)	—	0.26

Total Income (Loss) from Investment Operations	1.27	(0.50)	0.27	0.36	0.59

Less Distributions:
From net investment income	(0.30)	(0.42)	(0.43)	(0.36)	(0.33)

Net Asset Value, End of Year	$9.95	$8.98	$9.90	$10.06	$10.06

Total Return	14.30%	(5.36)%	2.72%	3.61%	6.08%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$13,815	$6,084	$11,229	$15,802	$25,072
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.99%	1.00%	1.03%	1.04%	1.05%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.05%	4.27%	4.23%	3.53%	3.28%
Portfolio Turnover Rate	38%	51%	52%	71%	40%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

243 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 8.98	$ 9.90	$ 10.05	$ 10.06	$ 9.80

Income from Investment Operations:
Net investment income[1]	0.32	0.44	0.45	0.38	0.35
Net realized and unrealized gain (loss)	0.97	(0.92)	(0.15)	(0.01)	0.26

Total Income (Loss) from Investment Operations	1.29	(0.48)	0.30	0.37	0.61

Less Distributions:
From net investment income	(0.32)	(0.44)	(0.45)	(0.38)	(0.35)

Net Asset Value, End of Year	$ 9.95	$ 8.98	$ 9.90	$ 10.05	$ 10.06

Total Return	14.52%	(5.17)%	3.03%	3.72%	6.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$417,927	$250,187	$262,407	$237,759	$206,276
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.70%	0.71%	0.72%	0.75%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.25%	4.47%	4.50%	3.77%	3.48%
Portfolio Turnover Rate	38%	51%	52%	71%	40%

1  Per share numbers have been calculated using the average share method.

2  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 244

Metropolitan West Funds

Financial Highlights

FLOATING RATE INCOME FUND PLAN CLASS*

PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$9.97

Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized loss	(0.02)

Total Income from Investment Operations	0.03

Less Distributions:
From net investment income	(0.05)

Net Asset Value, End of Period	$9.95

Total Return	0.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$ 100 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]
After expense waivers and reimbursements	0.56%[4]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.15%[4]
Portfolio Turnover Rate	38%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Represents the whole number without rounding to the 000s.

4  Annualized.

*  The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.

See accompanying Notes to Financial Statements.

245 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]

Net Asset Value, Beginning of Year	$ 9.27	$ 9.66	$ 9.55	$ 9.60	$ 9.09

Income from Investment Operations:
Net investment income[2]	0.36	0.40	0.41	0.34	0.34
Net realized and unrealized gain (loss)	1.31	(0.39)	0.11	(0.05)	0.50

Total Income from Investment Operations	1.67	0.01	0.52	0.29	0.84

Less Distributions:
From net investment income	(0.37)	(0.40)	(0.41)	(0.34)	(0.33)

Net Asset Value, End of Year	$ 10.57	$ 9.27	$ 9.66	$ 9.55	$ 9.60

Total Return	18.14%	(0.06)%	5.57%	3.01%	9.35%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$198,337	$126,587	$187,339	$211,021	$344,328
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%	0.93%	0.92%	0.91%	0.89%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.53%	4.07%	4.33%	3.47%	3.55%
Portfolio Turnover Rate	108%	181%	120%	167%	185%

1  Consolidated Financial Highlights.

2  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 246

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]

Net Asset Value, Beginning of Year	$ 9.26	$ 9.65	$ 9.55	$ 9.60	$ 9.09

Income from Investment Operations:
Net investment income[2]	0.39	0.42	0.44	0.36	0.36
Net realized and unrealized gain (loss)	1.31	(0.39)	0.09	(0.05)	0.50

Total Income from Investment Operations	1.70	0.03	0.53	0.31	0.86

Less Distributions:
From net investment income	(0.39)	(0.42)	(0.43)	(0.36)	(0.35)

Net Asset Value, End of Year	$ 10.57	$ 9.26	$ 9.65	$ 9.55	$ 9.60

Total Return	18.56%	0.19%	5.72%	3.27%	9.62%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$572,082	$289,352	$293,241	$393,368	$532,071
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.62%	0.63%	0.63%	0.62%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.77%	4.33%	4.58%	3.74%	3.78%
Portfolio Turnover Rate	108%	181%	120%	167%	185%

1  Consolidated Financial Highlights.

2  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

247 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$10.65	$10.37	$10.21	$10.37	$10.58

Income from Investment Operations:
Net investment income[1]	0.13	0.26	0.25	0.18	0.14
Net realized and unrealized gain (loss)	0.36	0.28	0.17	(0.16)	(0.09)

Total Income from Investment Operations	0.49	0.54	0.42	0.02	0.05

Less Distributions:
From net investment income	(0.13)	(0.26)	(0.26)	(0.18)	(0.15)
From net capital gains	(0.27)	—	—	—	(0.11)

Total Distributions	(0.40)	(0.26)	(0.26)	(0.18)	(0.26)

Net Asset Value, End of Year	$10.74	$10.65	$10.37	$10.21	$10.37

Total Return	4.63%	5.27%	4.15%	0.19%	0.43%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$36,452	$33,836	$35,343	$52,942	$92,642
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%	0.71%	0.69%	0.70%[2]	0.70%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.69%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.22%	2.49%	2.49%	1.71%	1.35%
Portfolio Turnover Rate	372%	393%	277%	251%	252%

1  Per share numbers have been calculated using the average share method.

2  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%.

3  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 248

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 10.65	$ 10.36	$ 10.21	$ 10.37	$ 10.58

Income from Investment Operations:
Net investment income[1]	0.16	0.29	0.28	0.20	0.17
Net realized and unrealized gain (loss)	0.35	0.28	0.15	(0.15)	(0.10)

Total Income from Investment Operations	0.51	0.57	0.43	0.05	0.07

Less Distributions:
From net investment income	(0.16)	(0.28)	(0.28)	(0.21)	(0.17)
From net capital gains	(0.27)	—	—	—	(0.11)

Total Distributions	(0.43)	(0.28)	(0.28)	(0.21)	(0.28)

Net Asset Value, End of Year	$ 10.73	$ 10.65	$ 10.36	$ 10.21	$ 10.37

Total Return	4.76%	5.60%	4.29%	0.43%	0.68%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$766,063	$693,038	$708,645	$768,254	$1,064,551
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%	0.48%	0.47%	0.46%	0.45%
After expense waivers and reimbursements	0.48%	0.48%	0.47%	0.46%	0.45%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.44%	2.69%	2.74%	1.97%	1.63%
Portfolio Turnover Rate	372%	393%	277%	251%	252%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

249 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.59	1.05	0.55
Net realized and unrealized gain (loss)	0.17	(0.55)	0.33

Total Income from Investment Operations	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.63)	(1.05)	(0.55)
From net capital gains	(0.11)	(0.11)	(0.02)

Total Distributions	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$9.67	$9.65	$10.31

Total Return	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.70%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	92%	76%	199%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 250

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$ 9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.65	1.07	0.55
Net realized and unrealized gain (loss)	0.13	(0.55)	0.34

Total Income from Investment Operations	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.65)	(1.07)	(0.56)
From net capital gains	(0.11)	(0.11)	(0.02)

Total Distributions	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$ 9.67	$ 9.65	$10.31

Total Return	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%	0.49%	0.49%[3]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	92%	76%	199%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Annualized.

*  The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

251 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 8.65	$ 8.68	$ 8.63	$ 8.72	$ 8.73

Income from Investment Operations:
Net investment income[1]	0.11	0.20	0.20	0.13	0.10
Net realized and unrealized gain (loss)	0.23	(0.03)	0.05	(0.09)	(0.00)[2]

Total Income from Investment Operations	0.34	0.17	0.25	0.04	0.10

Less Distributions:
From net investment income	(0.11)	(0.20)	(0.20)	(0.13)	(0.10)
From net capital gains	—	—	—	—	(0.01)
Return of capital	—	—	(0.00)[2]	—	—

Total Distributions	(0.11)	(0.20)	(0.20)	(0.13)	(0.11)

Net Asset Value, End of Year	$ 8.88	$ 8.65	$ 8.68	$ 8.63	$ 8.72

Total Return	3.91%	1.93%	2.93%	0.48%	1.25%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$445,538	$449,701	$580,434	$975,388	$1,284,692
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.62%	0.62%	0.62%	0.61%
After expense waivers and reimbursements	0.62%	0.62%	0.62%	0.62%	0.61%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.22%	2.32%	2.29%	1.45%	1.19%
Portfolio Turnover Rate	256%	233%	174%	200%	95%

1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 252

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 8.65	$ 8.68	$ 8.64	$ 8.72	$ 8.73

Income from Investment Operations:
Net investment income[1]	0.12	0.22	0.22	0.15	0.12
Net realized and unrealized gain (loss)	0.24	(0.03)	0.04	(0.08)	(0.00)[2]

Total Income from Investment Operations	0.36	0.19	0.26	0.07	0.12

Less Distributions:
From net investment income	(0.13)	(0.22)	(0.22)	(0.15)	(0.12)
From net capital gains	—	—	—	—	(0.01)
Return of capital	—	—	(0.00)[2]	—	—

Total Distributions	(0.13)	(0.22)	(0.22)	(0.15)	(0.13)

Net Asset Value, End of Year	$ 8.88	$ 8.65	$ 8.68	$ 8.64	$ 8.72

Total Return	4.12%	2.14%	3.03%	0.81%	1.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,034,540	$1,456,456	$1,578,279	$1,685,415	$1,816,633
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%	0.42%	0.41%	0.40%	0.40%
After expense waivers and reimbursements	0.42%	0.42%	0.41%	0.40%	0.40%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.39%	2.51%	2.53%	1.68%	1.40%
Portfolio Turnover Rate	256%	233%	174%	200%	95%

1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

253 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$11.18	$11.21	$11.16	$11.27	$11.27

Income from Investment Operations:
Net investment income[1]	0.13	0.26	0.23	0.15	0.12
Net realized and unrealized gain (loss)	0.30	(0.05)	0.06	(0.10)	(0.01)

Total Income from Investment Operations	0.43	0.21	0.29	0.05	0.13

Less Distributions:
From net investment income	(0.13)	(0.24)	(0.24)	(0.16)	(0.12)
From net capital gains	—	—	—	—	(0.01)
Return of capital	—	—	(0.00)[2]	—	—

Total Distributions	(0.13)	(0.24)	(0.24)	(0.16)	(0.13)

Net Asset Value, End of Year	$11.48	$11.18	$11.21	$11.16	$11.27

Total Return	3.83%	1.90%	2.68%	0.43%	1.22%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$88	$94	$415	$5,374	$7,210
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.72%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.73%	0.72%	0.72%	0.72%	0.72%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.11%	2.27%	2.02%	1.35%	1.08%
Portfolio Turnover Rate	256%	233%	174%	200%	95%

1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 254

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$7.29	$7.89	$7.99	$8.05	$7.99

Income from Investment Operations:
Net investment income[1]	0.47	0.31	0.32	0.25	0.27
Net realized and unrealized gain (loss)	0.54	(0.60)	(0.09)	(0.03)	0.04

Total Income (Loss) from Investment Operations	1.01	(0.29)	0.23	0.22	0.31

Less Distributions:
From net investment income	(0.47)	(0.31)	(0.33)	(0.28)	(0.25)

Net Asset Value, End of Year	$7.83	$7.29	$7.89	$7.99	$8.05

Total Return	14.14%	(3.86)%	3.01%	2.78%	3.91%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$15,471	$10,413	$17,908	$26,420	$44,430
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.73%	2.43%	1.84%[2]	2.45%	2.09%
After expense waivers and reimbursements	2.28%	2.35%	1.84%	2.35%	2.09%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.12%	3.95%	4.10%	3.15%	3.36%
Portfolio Turnover Rate	24%	50%	36%	32%	42%

1  Per share numbers have been calculated using the average share method.

2  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

255 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$7.29	$7.89	$7.98	$8.05	$7.98

Income from Investment Operations:
Net investment income[1]	0.46	0.33	0.35	0.27	0.29
Net realized and unrealized gain (loss)	0.56	(0.60)	(0.09)	(0.04)	0.05

Total Income (Loss) from Investment Operations	1.02	(0.27)	0.26	0.23	0.34

Less Distributions:
From net investment income	(0.48)	(0.33)	(0.35)	(0.30)	(0.27)

Net Asset Value, End of Year	$7.83	$7.29	$7.89	$7.98	$8.05

Total Return	14.19%	(3.61)%	3.41%	2.90%	4.32%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,799	$48,252	$67,310	$69,791	$70,556
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.08%[2]	2.20%	1.53%[3]	2.22%	1.84%
After expense waivers and reimbursements	2.08%	2.10%	1.53%	2.10%	1.84%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.92%	4.23%	4.45%	3.40%	3.64%
Portfolio Turnover Rate	24%	50%	36%	32%	42%

1  Per share numbers have been calculated using the average share method.

2  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.

3  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 256

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 11.12	$ 10.64	$ 10.46	$ 10.57	$ 10.83

Income from Investment Operations:
Net investment income[1]	0.15	0.26	0.28	0.21	0.18
Net realized and unrealized gain (loss)	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.39	0.83	0.46	0.10	0.07

Less Distributions:
From net investment income	(0.15)	(0.26)	(0.28)	(0.21)	(0.18)
From net capital gains	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.69)	(0.35)	(0.28)	(0.21)	(0.33)

Net Asset Value, End of Year	$ 10.82	$ 11.12	$ 10.64	$ 10.46	$ 10.57

Total Return	3.31%	7.93%	4.49%	0.94%	0.70%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$7,154,434	$8,979,527	$9,560,056	$11,617,735	$15,223,666
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.28%	2.38%	2.68%	1.96%	1.71%
Portfolio Turnover Rate	470%	405%	255%	291%	313%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

257 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 11.12	$ 10.64	$ 10.46	$ 10.57	$ 10.83

Income from Investment Operations:
Net investment income[1]	0.17	0.28	0.30	0.23	0.21
Net realized and unrealized gain (loss)	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.41	0.85	0.48	0.12	0.10

Less Distributions:
From net investment income	(0.17)	(0.28)	(0.30)	(0.23)	(0.21)
From net capital gains	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.71)	(0.37)	(0.30)	(0.23)	(0.36)

Net Asset Value, End of Year	$ 10.82	$ 11.12	$ 10.64	$ 10.46	$ 10.57

Total Return	3.54%	8.16%	4.72%	1.17%	0.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$52,980,073	$46,086,494	$40,927,700	$47,327,297	$49,013,553
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.45%	0.44%	0.44%	0.44%
After expense waivers and reimbursements	0.45%	0.45%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.49%	2.60%	2.91%	2.19%	1.94%
Portfolio Turnover Rate	470%	405%	255%	291%	313%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 258

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.15	0.02
Net realized and unrealized gain (loss)	0.27	(0.36)

Total Income (Loss) from Investment Operations	0.42	(0.34)

Less Distributions:
From net investment income	(0.18)	(0.02)
From net capital gains	(0.54)	—

Total Distributions	(0.72)	(0.02)

Net Asset Value, End of Period	$10.82	$11.12

Total Return	3.65%	(2.93)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$116,857	$97 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.52%	0.33%[4]
After expense waivers and reimbursements	0.52%	0.33%[4]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.32%	3.49%[4]
Portfolio Turnover Rate	470%	405%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Represents the whole number without rounding to the 000s.

4  Annualized.

*  The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

259 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 11.13	$ 10.65	$ 10.47	$ 10.58	$ 10.84

Income from Investment Operations:
Net investment income[1]	0.13	0.25	0.27	0.20	0.17
Net realized and unrealized gain (loss)	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.37	0.82	0.45	0.09	0.06

Less Distributions:
From net investment income	(0.13)	(0.25)	(0.27)	(0.20)	(0.17)
From net capital gains	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.67)	(0.34)	(0.27)	(0.20)	(0.32)

Net Asset Value, End of Year	$ 10.83	$ 11.13	$ 10.65	$ 10.47	$ 10.58

Total Return	3.19%	7.80%	4.36%	0.83%	0.59%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,083,842	$1,739,034	$1,011,637	$975,897	$768,125
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.15%	2.26%	2.58%	1.87%	1.62%
Portfolio Turnover Rate	470%	405%	255%	291%	313%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 260

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 10.46	$ 10.01	$ 9.84	$ 9.95	$ 10.20

Income from Investment Operations:
Net investment income[1]	0.17	0.28	0.29	0.23	0.20
Net realized and unrealized gain (loss)	0.23	0.54	0.17	(0.11)	(0.10)

Total Income from Investment Operations	0.40	0.82	0.46	0.12	0.10

Less Distributions:
From net investment income	(0.17)	(0.28)	(0.29)	(0.23)	(0.20)
From net capital gains	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.71)	(0.37)	(0.29)	(0.23)	(0.35)

Net Asset Value, End of Year	$ 10.15	$ 10.46	$ 10.01	$ 9.84	$ 9.95

Total Return	3.65%	8.29%	4.80%	1.18%	1.03%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$24,605,977	$23,822,841	$20,611,577	$18,363,121	$13,687,733
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.57%	2.67%	3.00%	2.28%	2.01%
Portfolio Turnover Rate	470%	405%	255%	291%	313%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

261 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 4.23	$ 4.26	$ 4.25	$ 4.27	$ 4.27

Income from Investment Operations:
Net investment income[1]	0.02	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss)	0.02	(0.03)	0.01	(0.02)	0.01

Total Income from Investment Operations	0.04	0.08	0.10	0.03	0.05

Less Distributions:
From net investment income	(0.02)	(0.11)	(0.09)	(0.05)	(0.04)
From net capital gains	—	—	—	—	(0.01)

Total Distributions	(0.02)	(0.11)	(0.09)	(0.05)	(0.05)

Net Asset Value, End of Year	$ 4.25	$ 4.23	$ 4.26	$ 4.25	$ 4.27

Total Return	1.03%	1.85%	2.37%	0.68%	1.14%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$61,925	$28,355	$34,376	$50,777	$66,238
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.77%	0.74%	0.69%	0.67%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.49%	2.53%	2.08%	1.14%	0.97%
Portfolio Turnover Rate	210%	303%	172%	183%	63%

1  Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 262

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 4.23	$ 4.27	$ 4.26	$ 4.27	$ 4.28

Income from Investment Operations:
Net investment income[1]	0.03	0.12	0.10	0.06	0.05
Net realized and unrealized gain (loss)	0.03	(0.04)	0.01	(0.01)	(0.00)[2]

Total Income from Investment Operations	0.06	0.08	0.11	0.05	0.05

Less Distributions:
From net investment income	(0.03)	(0.12)	(0.10)	(0.06)	(0.05)
From net capital gains	—	—	—	—	(0.01)

Total Distributions	(0.03)	(0.12)	(0.10)	(0.06)	(0.06)

Net Asset Value, End of Year	$ 4.26	$ 4.23	$ 4.27	$ 4.26	$ 4.27

Total Return	1.43%	1.78%	2.53%	1.08%	1.06%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$181,248	$76,340	$68,020	$68,698	$70,744
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%	0.58%	0.56%	0.52%	0.49%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.67%	2.70%	2.27%	1.30%	1.13%
Portfolio Turnover Rate	210%	303%	172%	183%	63%
1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

263 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 11.12	$ 11.80	$ 11.83	$ 11.90	$ 11.72

Income from Investment Operations:
Net investment income[1]	0.30	0.42	0.41	0.29	0.25
Net realized and unrealized gain (loss)	0.93	(0.69)	(0.03)	(0.03)	0.22

Total Income (Loss) from Investment Operations	1.23	(0.27)	0.38	0.26	0.47

Less Distributions:
From net investment income	(0.30)	(0.41)	(0.41)	(0.31)	(0.25)
From net capital gains	(0.09)	—	—	(0.02)	(0.04)
Return of capital	—	—	(0.00)[2]	—	—

Total Distributions	(0.39)	(0.41)	(0.41)	(0.33)	(0.29)

Net Asset Value, End of Year	$ 11.96	$ 11.12	$ 11.80	$ 11.83	$ 11.90

Total Return	11.14%	(2.47)%	3.31%	2.18%	4.11%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$258,424	$267,139	$454,968	$642,999	$1,460,884
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%	1.03%	1.03%[3]	1.05%	1.04%[4]
After expense waivers and reimbursements	1.03%	1.03%	1.03%	1.04%	1.04%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.56%	3.49%	3.46%	2.39%	2.13%
Portfolio Turnover Rate	165%	85%	43%	62%	33%

1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

3  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

4  Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 264

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Year	$ 11.12	$ 11.79	$ 11.82	$ 11.89	$ 11.71

Income from Investment Operations:
Net investment income[1]	0.33	0.44	0.44	0.33	0.29
Net realized and unrealized gain (loss)	0.92	(0.67)	(0.02)	(0.04)	0.22

Total Income (Loss) from Investment Operations	1.25	(0.23)	0.42	0.29	0.51

Less Distributions:
From net investment income	(0.33)	(0.44)	(0.45)	(0.34)	(0.29)
From net capital gains	(0.09)	—	—	(0.02)	(0.04)
Return of capital	—	—	(0.00)[2]	—	—

Total Distributions	(0.42)	(0.44)	(0.45)	(0.36)	(0.33)

Net Asset Value, End of Year	$ 11.95	$ 11.12	$ 11.79	$ 11.82	$ 11.89

Total Return	11.35%	(2.11)%	3.60%	2.49%	4.43%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,271,289	$2,760,187	$2,651,631	$2,627,294	$1,996,550
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.75%	0.75%	0.73%	0.73%
After expense waivers and reimbursements	0.75%	0.75%	0.75%	0.73%	0.73%

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.82%	3.72%	3.76%	2.77%	2.46%
Portfolio Turnover Rate	165%	85%	43%	62%	33%

1  Per share numbers have been calculated using the average share method.

2  Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

265 / Annual Report March 2021

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*

	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.34	0.03
Net realized and unrealized gain (loss)	0.92	(0.85)

Total Income (Loss) from Investment Operations	1.26	(0.82)

Less Distributions:
From net investment income	(0.34)	(0.03)
From net capital gains	(0.09)	—

Total Distributions	(0.43)	(0.03)

Net Asset Value, End of Period	$11.94	$11.11

Total Return	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$63,815	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%	0.68%[4]
After expense waivers and reimbursements	0.69%	0.68%[4]

Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.88%	4.06%[4]
Portfolio Turnover Rate	165%	85%[2]

1  Per share numbers have been calculated using the average share method.

2  Non-Annualized.

3  Represents the whole number without rounding to the 000s.

4  Annualized.

*  The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

Annual Report March 2021 / 266

Notes to Financial Statements

March 31, 2021

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of twelve separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (the “ASC”) No. 946, Financial Services – Investment Companies.

The Alpha Trak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation, by investing normally at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

267 / Annual Report March 2021

Notes to Financial Statements (Continued)

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average portfolio maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities

Annual Report March 2021 / 268

Notes to Financial Statements (Continued)

are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the Alpha Trak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The Alpha Trak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

269 / Annual Report March 2021

Notes to Financial Statements (Continued)

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1	- unadjusted quoted prices in active markets for identical securities

* Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3	- significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Annual Report March 2021 / 270

Notes to Financial Statements (Continued)

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

271 / Annual Report March 2021

Notes to Financial Statements (Continued)

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be Level 1. Other government and agencies securities are quoted based on similar securities and yields and therefore, would be in Level 2.

As of March 31, 2021, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks and corporate bonds.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2021 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$—	$316,809	$—	$316,809
Money Market Funds	2,465,201	—	—	2,465,201
U.S. Treasury Bills	4,699,745	—	—	4,699,745
Long-Term Investments:
Asset-Backed Securities	—	4,181,958	—	4,181,958
Corporates	—	9,548,060	—	9,548,060
Mortgage-Backed Securities	—	7,514,698	62,388	7,577,086
Municipal Bonds	—	227,940	—	227,940
Mutual Funds	3,685,257	—	—	3,685,257
U.S. Treasury Securities	334,829	—	—	334,829

Other Financial Instruments*

Assets:
Equity contracts	133,232	—	—	133,232
Foreign currency exchange contracts	—	20,568	—	20,568

Total	$ 11,318,264	$ 21,810,033	$ 62,388	$ 33,190,685

*Other financial instruments include foreign currency exchange contracts and futures. Equity contracts include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$266,086	$—	$—	$266,086
Long-Term Investments:
Asset-Backed Securities	—	—	44,118	44,118
Corporates	—	10,411,726	5,267	10,416,993
Mortgage-Backed Securities	—	152,945	25,014	177,959
Municipal Bonds	—	287,363	—	287,363
U.S. Treasury Securities	1,603,482	—	—	1,603,482

Other Financial Instruments*
Assets:
Interest rate contracts	30,315	—	—	30,315
Liabilities:
Interest rate contracts	(9,340)	—	—	(9,340)

Total	$ 1,890,543	$ 10,852,034	$ 74,399	$ 12,816,976

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2021 / 272

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$6,038,999	$—	$—	$6,038,999
U.S. Treasury Bills	23,898,670	—	—	23,898,670
Long-Term Investments:
Asset-Backed Securities	—	24,538,464	815,348	25,353,812
Bank Loans	—	13,831,951	—	13,831,951
Common Stock	427,380	—	—	427,380
Corporates	—	47,209,339	213,302	47,422,641
Foreign Government Obligations	—	4,351,400	—	4,351,400
Mortgage-Backed Securities	—	91,271,342	2,696,696	93,968,038
Municipal Bonds	—	1,135,565	—	1,135,565
Warrant	131,581	—	—	131,581

Other Financial Instruments*
Assets:
Foreign currency exchange contracts	—	13,304	—	13,304
Interest rate contracts	502,990	—	—	502,990
Liabilities:
Interest rate contracts	(161,348)	—	—	(161,348)

Total	$30,838,272	$182,351,365	$3,725,346	$216,914,983

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$—	$6,426,705	$—	$6,426,705
Money Market Funds	10,902,212	—	—	10,902,212
U.S. Treasury Bills	43,997,950	—	—	43,997,950
Long-Term Investments:
Bank Loans	—	358,533,406	3,008,358	361,541,764
Corporates	—	32,387,071	—	32,387,071
Warrant	197,810	—	—	197,810

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	417,224	—	417,224

Total	$55,097,972	$397,764,406	$3,008,358	$455,870,736

*Other financial instruments include foreign currency exchange contracts.

273 / Annual Report March 2021

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$7,002,000	$—	$—	$7,002,000
U.S. Treasury Bills	29,999,169	—	—	29,999,169
Long-Term Investments:
Bank Loans	—	136,751,329	2,009,394	138,760,723
Common Stock	—	114,000	—	114,000
Corporates	—	562,961,345	1,124,446	564,085,791
Mortgage-Backed Securities	—	20,132,168	—	20,132,168
Warrant	248,440	—	—	248,440

Other Financial Instruments*

Assets:
Credit contracts	—	95,964	—	95,964
Interest rate contracts	87,794	—	—	87,794

Liabilities:
Interest rate contracts	(33,079)	—	—	(33,079)

Total	$37,304,324	$720,054,806	$3,133,840	$760,492,970

*Other financial instruments include futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$18,630	$—	$—	$18,630
U.S. Treasury Bills	9,999,446	—	—	9,999,446
Long-Term Investments:
Asset-Backed Securities	—	52,233,001	2,254,916	54,487,917
Bank Loans	—	11,707,693	—	11,707,693
Common Stock	—	—	—	—
Corporates	—	203,695,405	513,506	204,208,911
Mortgage-Backed Securities	—	161,782,368	—	161,782,368
Municipal Bonds	—	6,621,072	—	6,621,072
U.S. Treasury Securities	405,953,715	—	—	405,953,715

Other Financial Instruments*
Assets:
Credit contracts	—	27,744	—	27,744
Interest rate contracts	247,620	—	—	247,620
Liabilities:
Interest rate contracts	(164,912)	—	—	(164,912)

Total	$416,054,499	$436,067,283	$2,768,422	$854,890,204

*Other financial instruments include futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Annual Report March 2021 / 274

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$20,597	$—	$—	$20,597

Long-Term Investments:
Asset-Backed Securities	—	590,852	39,216	630,068
Corporates	—	6,846,704	13,167	6,859,871
Mortgage-Backed Securities	—	1,989,528	65,397	2,054,925
Municipal Bonds	—	330,145	—	330,145
U.S. Treasury Securities	2,086,799	—	—	2,086,799

Other Financial Instruments*
Assets:
Interest rate contracts	68,815	—	—	68,815
Liabilities:
Interest rate contracts	(31,439)	—	—	(31,439)

Total	$2,144,772	$9,757,229	$117,780	$12,019,781

*Other financial instruments include futures. Interest rate contracts include futures.

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$—	$21,905,106	$—	$21,905,106
Money Market Funds	269,627,811	—	—	269,627,811
U.S. Treasury Bills	84,996,122	—	—	84,996,122

Long-Term Investments:
Asset-Backed Securities	—	326,314,919	6,666,708	332,981,627
Bank Loans	—	41,854,395	—	41,854,395
Common Stock	—	—	—	—
Corporates	—	659,341,792	2,061,924	661,403,716
Mortgage-Backed Securities	—	940,045,116	1,343,373	941,388,489
Municipal Bonds	—	14,678,566	—	14,678,566
Purchased Swaptions	—	6,393	—	6,393
U.S. Treasury Securities	355,833,096	—	—	355,833,096

Other Financial Instruments*
Assets:
Credit contracts	—	82,272	—	82,272
Foreign currency exchange contracts	—	1,422,086	—	1,422,086
Interest rate contracts	2,164,061	—	—	2,164,061
Liabilities:
Interest rate contracts	—	(4,596)	—	(4,596)

Total	$712,621,090	$2,005,646,049	$10,072,005	$2,728,339,144

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written swaptions. Credit contracts include swaps. Interest rate contracts include futures and written swaptions.

275 / Annual Report March 2021

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$522,665	$—	$—	$522,665
U.S. Treasury Bills	1,299,928	—	—	1,299,928
Long-Term Investments:
Asset-Backed Securities	—	3,690,491	122,413	3,812,904
Common Stock	75,420	—	—	75,420
Corporates	—	6,834,598	31,600	6,866,198
Mortgage-Backed Securities	—	11,013,455	159,315	11,172,770
Municipal Bonds	—	178,795	—	178,795

Other Financial Instruments*
Assets:
Interest rate contracts	104,434	—	—	104,434

Total	$2,002,447	$21,717,339	$313,328	$24,033,114

*Other financial instruments include futures. Interest rate contracts include futures.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$—	$653,043,960	$—	$653,043,960
Money Market Funds	3,615,408,000	—	—	3,615,408,000
Repurchase Agreements	—	500,000,000	—	500,000,000
U.S. Agency Discount Notes	—	1,649,979,030	—	1,649,979,030
U.S. Treasury Bills	2,329,882,775	—	—	2,329,882,775
Long-Term Investments:
Asset-Backed Securities	—	3,194,861,276	31,559,020	3,226,420,296
Bank Loans	—	1,281,188,105	4,405,391	1,285,593,496
Common Stock	—	—	—	—
Corporates	—	18,448,493,516	54,418,554	18,502,912,070
Foreign Government Obligations	—	755,245,212	—	755,245,212
Mortgage-Backed Securities	—	37,547,181,022	8,525,700	37,555,706,722
Municipal Bonds	—	817,139,115	—	817,139,115
Purchased Options	14,875,000	—	—	14,875,000
Purchased Swaptions	—	25,889,302	—	25,889,302
U.S. Treasury Securities	34,925,555,962	—	—	34,925,555,962

Other Financial Instruments*

Assets:
Credit contracts	—	1,457,232	—	1,457,232
Foreign currency exchange contracts	—	42,285,924	—	42,285,924
Interest rate contracts	69,261	—	—	69,261
Liabilities:
Foreign currency exchange contracts	—	(5,319)	—	(5,319)
Interest rate contracts	(44,233,118)	—	—	(44,233,118)

Total	$40,841,557,880	$64,916,758,375	$98,908,665	$105,857,224,920

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures and written options.

Annual Report March 2021 / 276

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$—	$4,073,263	$—	$4,073,263
Money Market Funds	28,852,669	—	—	28,852,669
U.S. Treasury Bills	47,997,605	—	—	47,997,605
Long-Term Investments:
Asset-Backed Securities	—	22,988,336	—	22,988,336
Bank Loans	—	1,244,576	—	1,244,576
Corporates	—	56,903,917	—	56,903,917
Mortgage-Backed Securities	—	82,259,884	18,543	82,278,427
Municipal Bonds	—	1,744,233	—	1,744,233
U.S. Treasury Securities	35,823,073	—	—	35,823,073

Other Financial Instruments*

Assets:
Credit contracts	—	9,368	—	9,368
Foreign currency exchange contracts	—	264,437	—	264,437
Interest rate contracts	132,095	—	—	132,095

Total	$112,805,442	$169,488,014	$18,543	$282,311,999

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Foreign Government Obligations	$ —	$ 32,631,367	$ —	$ 32,631,367
Money Market Funds	139,217,175	—	—	139,217,175
U.S. Treasury Bills	379,976,741	—	—	379,976,741
Long-Term Investments:
Asset-Backed Securities	—	448,843,242	10,098,102	458,941,344
Bank Loans	—	161,339,109	389,705	161,728,814
Common Stock	9,754,320	—	—	9,754,320
Corporates	—	882,053,688	3,607,708	885,661,396
Foreign Government Obligations	—	97,025,733	—	97,025,733
Mortgage-Backed Securities	—	1,769,072,315	97,063	1,769,169,378
Municipal Bonds	—	23,070,903	—	23,070,903
U.S. Treasury Securities	34,593,874	—	—	34,593,874

Other Financial Instruments*

Assets:
Credit contracts	—	249,098	—	249,098
Foreign currency exchange contracts	—	2,152,990	—	2,152,990
Interest rate contracts	12,298,817	—	—	12,298,817

Liabilities:
Foreign currency exchange contracts	—	(833)	—	(833)
Interest rate contracts	(2,221,792)	—	—	(2,221,792)

Total	$ 573,619,135	$ 3,416,437,612	$ 14,192,578	$ 4,004,249,325

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

277 / Annual Report March 2021

Notes to Financial Statements (Continued)

For the year ended March 31, 2021, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$84,531
Accrued discounts/premiums	(9,821)
Realized gain (loss)	—
Change in unrealized (depreciation)*	(12,322)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2021	$62,388

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $ (12,322) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2021.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$—	$—	$35,813
Accrued discounts/premiums	—	(55)	(1,289)
Realized (loss)	—	(16)	—
Change in unrealized (depreciation)*	(679)	(159)	(9,510)
Purchases	45,000	—	—
Sales	(203)	(1,061)	—
Transfers into Level 3**	—	6,558	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2021	$44,118	$5,267	$25,014

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(10,348) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $6,558 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2021 / 278

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$—	$—	$357,614
Accrued discounts/premiums	(4,093)	2,173	(53,203)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(10,483)	(23,016)	(306,330)
Purchases	832,407	234,145	2,698,615
Sales	(2,483)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2021	$815,348	$213,302	$2,696,696

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(339,829) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2021.

FLOATING RATE INCOME FUND	BANK LOANS
Balance as of April 1, 2020	$2,905,819
Accrued discounts/premiums	(41,879)
Realized (loss)	(304,115)
Change in unrealized appreciation*	499,857
Purchases	1,695,614
Sales	(1,312,744)
Transfers into Level 3**	—
Transfers out of Level 3**	(434,194)

Balance as of March 31, 2021	$3,008,358

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $231,324 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $434,194 transferred from level 3 to level 2 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT
Balance as of April 1, 2020	$2,812,025	$27,660	$89,537	$4,810
Accrued discounts/premiums	81,638	—	10,026	—
Realized gain (loss)	980	—	(141)	4,810
Change in unrealized appreciation (depreciation)*	613,252	(27,660)	(126,852)	(4,810)
Purchases	—	—	1,238,209	—
Sales	(3,959)	—	(86,333)	(4,810)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	(1,494,542)	—	—	—

Balance as of March 31, 2021	$2,009,394	$—	$1,124,446	$—

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $301,088 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,494,542 transferred from level 3 to level 2 in the disclosure hierarchy.

279 / Annual Report March 2021

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES
Balance as of April 1, 2020	$—	$441	$—
Accrued discounts/premiums	—	—	(6,330)
Realized (loss)	—	—	(1,862)
Change in unrealized (depreciation)*	(34,702)	(441)	(14,325)
Purchases	2,300,000	—	—
Sales	(10,382)	—	(103,409)
Transfers into Level 3**	—	—	639,432
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2021	$2,254,916	$—	$513,506

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(49,468) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $639,432 transferred from level 2 to level 3 in the disclosure hierarchy.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$—	$—	$20,170
Accrued discounts/premiums	—	(138)	(1,258)
Realized (loss)	—	(41)	—
Change in unrealized (depreciation)*	(604)	(398)	(15,339)
Purchases	40,000	—	61,824
Sales	(180)	(2,652)	—
Transfers into Level 3**	—	16,396	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2021	$39,216	$13,167	$65,397

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(16,340) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $16,396 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2021 / 280

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$—	$5,858	$—	$1,711,943
Accrued discounts/premiums	—	—	(28,319)	(51,188)
Realized (loss)	—	—	(8,326)	—
Change in unrealized (depreciation)*	(102,597)	(5,858)	(53,768)	(317,382)
Purchases	6,800,000	—	—	—
Sales	(30,695)	—	(415,227)	—
Transfers into Level 3**	—	—	2,567,564	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2021	$6,666,708	$—	$2,061,924	$ 1,343,373

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(473,747) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $2,567,564 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$110,334	$—	$216,306
Accrued discounts/premiums	260	(1,348)	75,907
Realized (loss)	(330,961)	(2,455)	(27,694)
Change in unrealized appreciation (depreciation)*	275,372	13,040	(41,293)
Purchases	75,000	—	—
Sales	(7,592)	(108,802)	(63,911)
Transfers into Level 3**	—	131,165	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2021	$122,413	$31,600	$159,315

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(43,596) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $131,165 transferred from level 2 to level 3 in the disclosure hierarchy.

281 / Annual Report March 2021

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$3,430,498	$6,069,565	$64,939	$5,264,767	$11,260,792
Accrued discounts/premiums	—	77,134	—	(840,981)	(1,236,442)
Realized (loss)	(14,419,024)	(471,332)	—	(248,974)	—
Change in unrealized appreciation (depreciation)*	11,774,688	79,383	(64,939)	(1,309,937)	(1,498,650)
Purchases	32,190,000	1,304,800	—	—	—
Sales	(1,417,142)	(2,810,919)	—	(10,603,008)	—
Transfers into Level 3**	—	—	—	62,156,687	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2021	$31,559,020	$4,248,631	$—	$54,418,554	$8,525,700

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(3,214,882) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $62,156,687 transferred from level 2 to level 3 in the disclosure hierarchy.

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$ 24,861
Accrued discounts/premiums	(5,896)
Realized gain (loss)	—
Change in unrealized (depreciation)*	(422)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2021	$ 18,543

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(422) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2021.

Annual Report March 2021 / 282

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2020	$—	$536,919	$6,172	$—	$96,156
Accrued discounts/premiums	—	6,819	—	(58,532)	37,237
Realized (loss)	—	(41,703)	—	(17,116)	—
Change in unrealized appreciation (depreciation)*	(155,405)	7,035	(6,172)	(82,546)	(36,330)
Purchases	10,300,000	115,423	—	—	—
Sales	(46,493)	(248,656)	—	(726,515)	—
Transfers into Level 3**	—	—	—	4,492,417	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2021	$10,098,102	$375,837	$—	$3,607,708	$97,063

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2021 was $(273,418) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $4,492,417 transferred from level 2 to level 3 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2021, are as follows:

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
ALPHATRAK 500 FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-Commercial
Mortgage-Backed	$35,650	Third-party Vendor	Vendor Prices	$0.32 - $3.52	$2.65
Mortgage-Backed Securities-Non-Agency	$26,738	Third-party Vendor	Vendor Prices	$1.29	$1.29

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
CORPORATE BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$44,118	Broker Quote	Offered Quote	$98.48	$98.48
Corporate Securities	$5,267	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Commercial
Mortgage-Backed	$25,014	Third-party Vendor	Vendor Prices	$0.32 - $2.49	$1.78

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
FLEXIBLE INCOME FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$815,348	Broker Quote	Offered Quote	$2.63 - $98.48	$66.02
Corporate Securities	$213,302	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Commercial
Mortgage-Backed	$797,591	Third-party Vendor	Vendor Prices	$2.49	$2.49
Mortgage-Backed Securities-Non-Agency	$1,899,105	Third-party Vendor	Vendor Prices	$0.88 - $29.22	$7.90

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
FLOATING RATE INCOME FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$3,008,358	Third-party Vendor	Vendor Prices	$26.67 - $100.62	$90.27

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
HIGH YIELD BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,009,394	Third-party Vendor	Vendor Prices	$98.65 - $100.13	$98.99
Corporate Securities	$1,124,446	Third-party Vendor	Vendor Prices	$83.76	$83.76

283 / Annual Report March 2021

Notes to Financial Statements (Continued)

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
INTERMEDIATE BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$2,254,916	Broker Quote	Offered Quote	$98.48	$98.48
Corporate Securities	$513,506	Third-party Vendor	Vendor Prices	$83.76	$83.76

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
INVESTMENT GRADE CREDIT FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$39,216	Broker Quote	Offered Quote	$98.49	$98.49
Corporate Securities	$13,167	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Commercial
Mortgage-Backed	$65,397	Third-party Vendor	Vendor Prices	$0.32 - $2.49	$2.09

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
LOW DURATION BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$6,666,708	Broker Quote	Offered Quote	$98.48	$98.48
Corporate Securities	$2,061,924	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Non-Agency	$1,343,373	Third-party Vendor	Vendor Prices	$1.68	$1.68

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
STRATEGIC INCOME FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$73,530	Broker Quote	Offered Quote	$98.49	$98.49
Asset-Backed Securities	$48,883	Third-party Vendor	Vendor Prices	$11.64	$11.64
Corporate Securities	$31,600	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Non-Agency	$159,315	Third-party Vendor	Vendor Prices	$9.39	$9.39

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
TOTAL RETURN BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$31,559,020	Broker Quote	Offered Quote	$98.48	$98.48
Bank Loans	$4,405,391	Third-party Vendor	Vendor Prices	$72.50	$72.50
Corporate Securities	$54,418,554	Third-party Vendor	Vendor Prices	$83.76 - $114.34	$86.29
Mortgage-Backed Securities-Non-Agency	$8,525,700	Third-party Vendor	Vendor Prices	$0.82 - $2.35	$1.72

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
ULTRA SHORT BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-Non-Agency	$18,543	Third-party Vendor	Vendor Prices	$1.29	$1.29

	FAIR VALUE AT	VALUATION	UNOBSERVABLE		WEIGHTED
UNCONSTRAINED BOND FUND	3/31/21	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$10,098,102	Broker Quote	Offered Quote	$98.48	$98.48
Bank Loans	$389,705	Third-party Vendor	Vendor Prices	$72.50	$72.50
Corporate Securities	$3,607,708	Third-party Vendor	Vendor Prices	$83.76	$83.76
Mortgage-Backed Securities-Non-Agency	$97,063	Third-party Vendor	Vendor Prices	$0.61 - $9.39	$8.15

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Annual Report March 2021 / 284

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
	ASSET	LIABILITY
DERIVATIVE TYPE	DERIVATIVES	DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2021:

		ASSET DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$95,964	$27,744
Equity contracts:
Futures[1]	133,232	—	—	—	—	—
Interest contracts:
Futures[1]	—	30,315	502,990	—	87,794	247,620
Foreign currency exchange contracts:
Forwards	20,568	—	13,304	417,224	—	—

Total	$153,800	$30,315	$516,294	$417,224	$183,758	$275,364

		ASSET DERIVATIVE INVESTMENTS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$—	$82,272	$—	$1,457,232	$9,368	$249,098
Interest contracts:
Futures[1]	68,815	2,164,061	104,434	69,261	132,095	12,298,817
Options and swaptions purchased	—	6,393	—	40,764,302	—	—
Foreign currency exchange contracts:
Forwards	—	1,422,086	—	42,285,924	264,437	2,152,990

Total	$68,815	$3,674,812	$104,434	$84,576,719	$405,900	$14,700,905

1 Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

LIABILITY DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$ —	$ (9,340)	$ (161,348)	$ —	$ (33,079)	$ (164,912)

Total	$ —	$ (9,340)	$ (161,348)	$ —	$ (33,079)	$ (164,912)

285 / Annual Report March 2021

Notes to Financial Statements (Continued)

	LIABILITY DERIVATIVE INVESTMENTS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(31,439)	$—	$—	$(18,639,368)	$—	$(2,221,792)
Options and swaptions written	—	(4,596)	—	(25,593,750)	—	—
Foreign currency exchange contracts:
Forwards	—	—	—	(5,319)	—	(833)

Total	$(31,439)	$(4,596)	$—	$(44,238,437)	$—	$(2,222,625)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$(5,549)	$(1,604)
Equity contracts:
Futures	11,439,986	—	—	—	—	—
Interest contracts:
Futures	—	47,444	828,671	—	2,985,976	2,578,956
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	—	—	—	18,829	102,577
Foreign currency exchange contracts:
Forwards	30,400	—	—	134,350	—	892,806

Total	$11,470,386	$47,444	$828,671	$134,350	$2,999,256	$3,572,735

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$—	$(4,757)	$—	$(84,257)	$(542)	$(14,403)
Interest contracts:
Futures	126,649	2,283,421	(169,100)	334,478,582	(92,047)	11,835,043
Options and swaptions purchased[1]	—	—	—	20,902,129	—	—
Options and swaptions written	—	—	—	4,092,679	—	—
Swaps	1,019	272,24	10,225	11,302,347	1,839	487,957
Foreign currency exchange contracts:
Forwards	—	10,707,573	21,714	125,717,719	1,766,156	5,546,983

Total	$127,668	$13,258,484	$ (137,161)	$496,409,199	$1,675,406	$17,855,580

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

Annual Report March 2021 / 286

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$9,696	$2,803
Equity contracts:
Futures	1,792,689	—	—	—	—	—
Interest contracts:
Futures	—	21,784	365,099	—	(710,797)	(1,621,668)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	—	—	—	—	(99,213)
Foreign currency exchange contracts:
Forwards	20,568	—	13,304	417,224	—	(520,871)

Total	$1,813,257	$21,784	$378,403	$417,224	$(701,101)	$(2,238,949)

	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$—	$8,313	$—	$147,238	$946	$25,169
Interest contracts:
Futures	28,325	1,176,230	672,574	(130,036,903)	199,968	36,971,036
Options and swaptions purchased[1]	—	2,529	—	9,584,162	—	—
Options and swaptions written	—	(1,677)	—	(13,977,372)	—	—
Swaps	(1,018)	(258,612)	(10,397)	(10,540,803)	—	(446,677)
Foreign currency exchange contracts:
Forwards	—	50,585	—	18,325,040	195,737	(118,267)

Total	$27,307	$977,368	$662,177	$(126,498,638)	$396,651	$36,431,261

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

287 / Annual Report March 2021

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	176	5	64	—	135	278
Average number of contracts sold	—	5	52	—	232	166
Average value of contracts purchased	$391,741	$3,001	$44,145	$—	$32,618	$89,367
Average value of contracts sold	$—	$10,699	$146,639	$—	$217,255	$159,492
Credit default swaps:
Average number of contracts -sell protection	—	—	—	—	1	1
Average notional value - sell protection	$—	$—	$—	$—	$998,750	$288,750
Foreign currency exchange contracts:
Average number of contracts sold	1	—	1	1	—	—
Average value of contracts sold	$6,521	$—	$3,326	$110,875	$—	$—

Annual Report March 2021 / 288

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	23	—	2	8,115	—	1,067
Average number of contracts sold	13	589	43	5,344	130	2,165
Average value of contracts purchased	$11,551	$—	$32	$6,725,069	$—	$640,522
Average value of contracts sold	$24,865	$655,711	$44,124	$3,776,083	$49,520	$4,143,127
Purchased options:
Average number of contracts	—	—	—	19,125	—	—
Average notional value	$—	$—	$—	$7,318,322	$—	$—
Written options:
Average number of contracts	—	—	—	29,500	—	—
Average notional value	$—	$—	$—	$6,672,616	$—	$—
Credit default swaps:
Average number of contracts - sell protection	—	1	—	1	1	1
Average notional value - sell protection	$—	$856,250	$—	$15,166,250	$97,500	$2,592,500
Purchased swaptions:
Average number of contracts	—	1	—	1	—	—
Average notional value	$—	$939,000	$—	$2,724,060	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	1	1	3	1	1
Average value of contracts sold	$—	$609,730	$985	$13,504,477	$106,174	$621,277

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2021.

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

289 / Annual Report March 2021

Notes to Financial Statements (Continued)

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents AlphaTrak 500 Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		ALPHATRAK 500 FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$20,567	$—	$—	$20,567

Total	$20,567	$—	$—	$20,567

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2021 / 290

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

	FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$13,304	$—	$—	$13,304

Total	$13,304	$—	$—	$13,304

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$417,224	$(260,000)	$—	$157,224

Total	$417,224	$(260,000)	$—	$157,224

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		HIGH YIELD FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston
International Credit Default Swaps	$95,964	$—	$—	$95,964

Total	$95,964	$—	$—	$95,964

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

291 / Annual Report March 2021

Notes to Financial Statements (Continued)

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston
International Credit Default Swaps	$27,744	$—	$—	$27,744

Total	$27,744	$—	$—	$27,744

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston
International Credit Default Swaps	$82,272	$—	$—	$82,272

Goldman Sachs International
Foreign Currency Exchange Contracts	$1,422,086	$(1,380,000)	$—	$42,086
Swaptions	6,393	—	(4,596)	1,797

Total Goldman Sachs
International	$1,428,479	$(1,380,000)	$(4,596)	$43,883

Total	$1,510,751	$(1,380,000)	$(4,596)	$126,155

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International Swaptions	$4,596	$—	$(4,596)	$—

Total	$4,596	$—	$(4,596)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2021 / 292

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Barclay’s Capital
Swaptions	$5,565,442	$(2,840,000)	$(2,340,825)	$384,617

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$16,223,591	$(16,223,591)	$—	$—
Swaptions	3,192,677	(1,246,409)	(1,350,040)	596,228

Total Citigroup Global Markets, Inc.	$19,416,268	$(17,470,000)	$(1,350,040)	$596,228

Credit Suisse First Boston
International Credit Default Swaps	$1,457,232	$(1,457,232)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$26,057,015	$(26,057,015)	$—	$—
Swaptions	17,131,182	(8,822,985)	(7,205,375)	1,102,822

Total Goldman Sachs
International	$43,188,197	$(34,880,000)	$(7,205,375)	$ 1,102,822

Total	$69,627,140	$(56,647,232)	$(10,896,240)	$ 2,083,668

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Barclay’s Capital
Swaptions	$2,340,825	$—	$(2,340,825)	$—
Citigroup Global Markets, Inc.
Swaptions	$1,350,040	$—	$(1,350,040)	$—
Goldman Sachs International
Swaptions	$7,205,375	$—	$(7,205,375)	$—

Total	$10,896,240	$—	$(10,896,240)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

293 / Annual Report March 2021

Notes to Financial Statements (Continued)

The following table presents Ultra Short Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston
International Credit Default Swaps	$9,368	$—	$—	$9,368
Goldman Sachs International
Foreign Currency Exchange Contracts	$264,437	$(240,000)	$—	$24,437

Total	$273,806	$(240,000)	$—	$33,806

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2021:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston
International Credit Default Swaps	$249,098	$(249,098)	$—	$—
Goldman Sachs International
Foreign Currency Exchange Contracts	$2,152,157	$(1,870,000)	$—	$282,157

Total	$2,401,254	$(2,119,098)	$—	$282,157

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Annual Report March 2021 / 294

Notes to Financial Statements (Continued)

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2021, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating

295 / Annual Report March 2021

Notes to Financial Statements (Continued)

Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2021, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2021, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2021, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse purchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the High Yield Bond Fund, Total Return Bond Fund and the Unconstrained Bond Fund for the year ended March 31, 2021, were $736,482 and (2.39)%, $8,887,821 and (2.48)% and $1,473,036 and (2.39)%, respectively.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of March 31, 2021, the Funds did not hold any reverse repurchase agreements.

Annual Report March 2021 / 296

Notes to Financial Statements (Continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

297 / Annual Report March 2021

Notes to Financial Statements (Continued)

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2021, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. As of March 31, 2021,

Annual Report March 2021 / 298

Notes to Financial Statements (Continued)

there were no credit default swaps outstanding in the Funds. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2021, the Low Duration Bond Fund and Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2021, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

299 / Annual Report March 2021

Notes to Financial Statements (Continued)

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Annual Report March 2021 / 300

Notes to Financial Statements (Continued)

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt

301 / Annual Report March 2021

Notes to Financial Statements (Continued)

securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2021, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$9,637,887	$8,938,349

Corporate Bond Fund	10,308,515	1,589,147

Flexible Income Fund	156,299,384	9,843,427

Floating Rate Income Fund	242,415,962	110,990,951

High Yield Bond Fund	908,497,112	664,955,340

Intermediate Bond Fund	169,622,969	241,254,444

Investment Grade Credit Fund	5,839,360	2,161,801

Low Duration Bond Fund	1,125,060,668	879,440,970

Strategic Income Fund	8,004,586	43,600,550

Total Return Bond Fund	14,912,714,133	21,565,781,516

Ultra Short Bond Fund	113,669,158	41,271,860

Unconstrained Bond Fund	1,308,726,035	1,422,797,585

Investment transactions in U.S. government securities for the year ended March 31, 2021 were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$7,369,567	$5,554,305

Corporate Bond Fund	6,904,672	5,483,523

Flexible Income Fund	135,199,817	100,257,868

Intermediate Bond Fund	2,770,459,817	2,613,082,108

Investment Grade Credit Fund	9,500,463	7,382,149

Low Duration Bond Fund	4,473,608,302	3,957,708,705

Strategic Income Fund	334,267	2,023,013

Total Return Bond Fund	414,695,930,849	398,148,161,823

Ultra Short Bond Fund	266,684,564	210,134,700

Unconstrained Bond Fund	3,918,638,497	3,563,819,321

Purchases include the Flexible Income Fund and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $174,734 and $3,925,963, respectively. These trades are settled for cash in accordance with the valuation and other requirements set forth in Rule 17a-7 under the 1940 Act.

During the year ended March 31, 2021, the Total Return Bond Fund permitted an in-kind purchase of its shares, accepting payment for such shares in the form of securities that are permissible investments of the Fund. The purchase in-kind occurred on May 27, 2020 and totaled $49,180,420.

Annual Report March 2021 / 302

Notes to Financial Statements (Continued)

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2021 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF YEAR	REALIZED GAIN LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$ 27,660	$—	$—	$—	$—	$—	$(27,660)
Total Return Bond Fund
Homer City Holdings LLC	64,939	—	—	—	—	—	(64,939)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps over the same period. Under this agreement, the basic fee was increased by 0.07% resulting in $498,908 of total management fees for the year ended March 31, 2021. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee increased by 0.17% resulting in $174,544 total management fees for the year ended March 31, 2021.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

303 / Annual Report March 2021

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2021, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]
	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.00%- 0.70%	N/A	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%*	0.90%	0.70%	N/A	N/A	0.60%*
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Strategic Income Fund	0.50%- 1.90%	0.50%- 1.90%	N/A	N/A	N/A	1.05%**	0.81%**	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2021, unless approved by the Board. *The Floating Rate Income Fund Plan Class commenced operations on February 1, 2021.

**Prior to March 15, 2021, the contractual expense limitation for the Strategic Income Fund Class M and Class I were 2.35% and 2.10%, respectively.

At March 31, 2021, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2021	2022	2023	2024	TOTAL

AlphaTrak 500 Fund	$—	$88,122	$48,578	$122,267	$258,967

Corporate Bond Fund	—	138,411	179,693	257,070	575,174

Flexible Income Fund	—	84,349	195,102	309,577	589,028

Floating Rate Income Fund	26,817	29,043	9,650	8,677	74,187

High Yield Bond Fund	252,493	201,390	195,809	158,414	808,106

Intermediate Bond Fund	—	—	5,068	4,895	9,963

Investment Grade Credit Fund	—	142,645	191,069	259,548	593,262

Strategic Income Fund	—	—	40,102	58,687	98,789

Ultra Short Bond Fund	233,733	247,985	244,911	310,177	1,036,806

Total	$513,043	$931,945	$1,109,982	$1,489,312	$4,044,282

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Effective January 1, 2020, the annual retainer for each independent trustee is $135,000, and the additional retainer for the chairman of the Board is $55,500. Also effective January 1, 2020, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $37,000 and $18,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective

Annual Report March 2021 / 304

Notes to Financial Statements (Continued)

Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2021. The Alpha Trak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2020, to pay the distribution expenses of the Alpha Trak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Flexible Income Fund and Floating Rate Income Fund had the following unfunded commitments and unrealized gain (loss) by investment as of March 31, 2021

FLEXIBLE INCOME FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED (LOSS)
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	$45,909	$(762)

Total Unfunded Commitments			$45,909	$(762)

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
Oeconnection LLC, Delayed-Draw Term Loan, 1st Lien	September	2026	$2,674	$6
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	344,316	(3,247)
Cano Health LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	535,187	2,768
Refficiency Holdings LLC, Delayed-Draw Term Loan, 1st Lien	December	2027	161,795	505
WMG Acquisition Corp., Term Loan G, 1st Lien	January	2028	997,655	(2,345)
TricorBraun Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	March	2028	264,095	(2,164)

Total Unfunded Commitments			$2,305,722	$(4,477)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND

	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	3,268,505	1,976,652

Shares sold	696,121	2,257,963
Shares issued through reinvestment of distributions	207,881	304,572
Shares redeemed	(1,398,661)	(1,270,682)

Net increase (decrease) in fund shares	(494,659)	1,291,853

Shares outstanding at end of year	2,773,846	3,268,505

305 / Annual Report March 2021

Notes to Financial Statements (Continued)

	CORPORATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	84,928	77,858	231,865	131,400

Shares sold	1,236,850	—	302,004	88,066
Shares issued through reinvestment of distributions	18,359	7,070	13,508	12,399
Shares redeemed	(571,307)	—	(103,320)	—

Net increase in fund shares	683,902	7,070	212,192	100,465

Shares outstanding at end of year	768,830	84,928	444,057	231,865

	FLEXIBLE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	123	102	909,949	503,964

Shares sold	3,246,654	—	15,480,089	281,710
Shares issued through reinvestment of distributions	64,488	21	446,626	124,275
Shares redeemed	(1,164,041)	—	(727,903)	—

Net increase in fund shares	2,147,101	21	15,198,812	405,985

Shares outstanding at end of year	2,147,224	123	16,108,761	909,949

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	677,246	1,133,918	27,856,410	26,508,328

Shares sold	1,261,859	384,559	15,726,159	6,894,396
Shares issued through reinvestment of distributions	28,802	41,488	875,259	1,049,921
Shares redeemed	(580,099)	(882,719)	(2,458,698)	(6,596,235)

Net increase (decrease) in fund shares	710,562	(456,672)	14,142,720	1,348,082

Shares outstanding at end of year	1,387,808	677,246	41,999,130	27,856,410

FLOATING RATE INCOME FUND
PLAN CLASS
PERIOD ENDED MARCH 31, 2021*

Change in Fund shares:
Shares outstanding at beginning of period	—

Shares sold	10
Shares issued through reinvestment of distributions	—

Net increase in fund shares	10

Shares outstanding at end of period	10

* The Plan Class commenced operations on January 29, 2021.

Annual Report March 2021 / 306

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	13,656,919	19,395,315	31,231,832	30,373,750

Shares sold	12,682,957	4,010,225	48,545,618	18,242,498
Shares issued through reinvestment of distributions	598,528	670,728	1,644,258	1,099,895
Shares redeemed	(8,183,017)	(10,419,349)	(27,301,135)	(18,484,311)

Net increase (decrease) in fund shares	5,098,468	(5,738,396)	22,888,741	858,082

Shares outstanding at end of year	18,755,387	13,656,919	54,120,573	31,231,832

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	3,177,342	3,409,753	65,097,687	68,386,996

Shares sold	1,297,628	994,035	21,529,757	11,652,449
Shares issued through reinvestment of distributions	126,637	85,332	2,595,867	1,823,035
Shares redeemed	(1,206,207)	(1,311,778)	(17,845,510)	(16,764,793)

Net increase (decrease) in fund shares	218,058	(232,411)	6,280,114	(3,289,309)

Shares outstanding at end of year	3,395,400	3,177,342	71,377,801	65,097,687

	INVESTMENT GRADE CREDIT FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	86,723	77,458	666,665	492,691

Shares sold	432,102	—	463,146	113,832
Shares issued through reinvestment of distributions	14,422	9,265	76,716	60,142
Shares redeemed	(313,463)	—	(161,778)	—

Net increase in fund shares	133,061	9,265	378,084	173,974

Shares outstanding at end of year	219,784	86,723	1,044,749	666,665

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	51,991,467	66,879,265	168,341,807	181,809,771

Shares sold	13,288,674	5,671,052	105,146,438	42,417,475
Shares issued through reinvestment of distributions	574,080	1,356,321	2,570,754	4,009,045
Shares redeemed	(15,688,987)	(21,915,171)	(47,040,253)	(59,894,484)

Net increase (decrease) in fund shares	(1,826,233)	(14,887,798)	60,676,939	(13,467,964)

Shares outstanding at end of year	50,165,234	51,991,467	229,018,746	168,341,807

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	8,384	37,023

Shares sold	763	1,808
Shares issued through reinvestment of distributions	60	148
Shares redeemed	(1,529)	(30,595)

Net (decrease) in fund shares	(706)	(28,639)

Shares outstanding at end of year	7,678	8,384

307 / Annual Report March 2021

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	1,428,333	2,269,164	6,621,937	8,532,803

Shares sold	1,585,527	557,743	712,954	1,127,898
Shares issued through reinvestment of distributions	99,943	66,837	202,975	364,480
Shares redeemed	(1,137,959)	(1,465,411)	(6,286,023)	(3,403,244)

Net increase (decrease) in fund shares	547,511	(840,831)	(5,370,094)	(1,910,866)

Shares outstanding at end of year	1,975,844	1,428,333	1,251,843	6,621,937

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	807,293,176	898,185,006	4,144,455,446	3,846,257,449

Shares sold	246,419,869	184,228,131	1,648,449,661	1,246,311,524
Shares issued through reinvestment of distributions	50,332,883	27,123,878	258,093,148	126,656,996
Shares redeemed	(442,906,523)	(302,243,839)	(1,153,962,493)	(1,074,770,523)

Net increase (decrease) in fund shares	(146,153,771)	(90,891,830)	752,580,316	298,197,997

Shares outstanding at end of year	661,139,405	807,293,176	4,897,035,762	4,144,455,446

	TOTAL RETURN BOND FUND
	CLASS I-2	CLASS I-2
	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	9	—

Shares sold	11,338,778	9
Shares issued through reinvestment of distributions	547,958	— **
Shares redeemed	(1,085,710)	—

Net increase in fund shares	10,801,026	9

Shares outstanding at end of period	10,801,035	9

* The Class I-2 commenced operations on March 6, 2020.
** Less than one share.

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	156,243,805	94,995,241	2,277,531,666	2,058,158,463

Shares sold	59,236,353	85,952,233	725,752,496	744,681,741
Shares issued through reinvestment of distributions	10,248,450	4,414,873	145,266,719	73,923,882
Shares redeemed	(33,301,397)	(29,118,542)	(723,205,780)	(599,232,420)

Net increase in fund shares	36,183,406	61,248,564	147,813,435	219,373,203

Shares outstanding at end of year	192,427,211	156,243,805	2,425,345,101	2,277,531,666

Annual Report March 2021 / 308

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	6,709,806	8,068,983	18,036,590	15,940,806

Shares sold	21,914,311	3,504,697	41,150,119	10,070,643
Shares issued through reinvestment of distributions	61,610	170,292	255,902	441,304
Shares redeemed	(14,125,855)	(5,034,166)	(16,888,101)	(8,416,163)

Net increase (decrease) in fund shares	7,850,066	(1,359,177)	24,517,920	2,095,784

Shares outstanding at end of year	14,559,872	6,709,806	42,554,510	18,036,590

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of year	24,012,697	38,551,315	248,328,242	224,878,988

Shares sold	4,522,456	6,881,972	96,605,193	92,050,551
Shares issued through reinvestment of distributions	693,758	1,004,035	7,137,466	7,502,540
Shares redeemed	(7,621,081)	(22,424,625)	(78,304,081)	(76,103,837)

Net increase (decrease) in fund shares	(2,404,867)	(14,538,618)	25,438,578	23,449,254

Shares outstanding at end of year	21,607,830	24,012,697	273,766,820	248,328,242

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	8	—

Shares sold	10,304,063	8
Shares issued through reinvestment of distributions	230,276	— **
Shares redeemed	(5,191,485)	—

Net increase in fund shares	5,342,854	8

Shares outstanding at end of period	5,342,862	8

* The Plan Class commenced operations on March 6, 2020.

** Less than one share.

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2021, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*

Floating Rate Income Fund	$1,127,646	$—	$2,455,881
High Yield Bond Fund	33,938,119	—	29,747,978
Low Duration Bond Fund	15,497,575	—	33,200,241
Strategic Income Fund	1,383,543	—	261,312
Ultra Short Bond Fund	—	738,743	4,955,887
Unconstrained Bond Fund	4,858,243	—	—

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

309 / Annual Report March 2021

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2021,the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$2,572,181	$28,397	$33,139	$732,925	$2,290,446	$—
Undistributed long-term gains	3,730,361	28,361	540,585	—	—	2,724,855
Other temporary differences	(1,175)	(236)	(5,985)	(129,447)	(227,704)	(39,094)
Accumulated capital loss carryforwards and post-October losses	—	—	—	(2,455,881)	(29,747,978)	(1,228,731)
Net unrealized appreciation (depreciation)	403,972	(202,571)	(2,987,480)	1,758,369	(14,206,307)	6,189,885

Total accumulated earnings (losses)	$6,705,339	$(146,049)	$(2,419,741)	$(94,034)	$(41,891,543)	$7,646,915

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$23,540	$1,619,990	$557,772	$—	$359,317	$29,892,218
Undistributed long-term gains	—	—	—	—	—	20,305,457
Other temporary differences	—	(265,144)	(10,104)	(11,493,390)	(8,287)	(1,536,022)
Accumulated capital loss carryforwards and post-October losses	—	(33,200,241)	(261,312)	(831,930,742)	(5,694,630)	—
Net unrealized appreciation (depreciation)	(427,747)	6,025,923	(4,463,123)	571,503,888	(46,258)	(43,399,701)

Total accumulated earnings (losses)	$(404,207)	$(25,819,472)	$(4,176,767)	$(271,920,244)	$(5,389,858)	$5,261,952

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,321,651	$2,237,632	$319,404	$204,951
Net long-term capital gains	1,241,454	1,118,170	32,833	2,637

Total taxable distributions	$2,563,105	$3,355,802	$352,237	$207,588

Annual Report March 2021 / 310

Notes to Financial Statements (Continued)

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,004,078	$1,296,742	$10,150,408	$11,164,984
Net long-term capital gains	108,995	—	—	—

Total taxable distributions	$5,113,073	$1,296,742	$10,150,408	$11,164,984

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$24,840,015	$18,572,855	$24,703,086	$20,518,140
Net long-term capital gains	—	—	5,051,576	—

Total taxable distributions	$24,840,015	$18,572,855	$29,754,662	$20,518,140

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$ 863,178	$685,951	$29,545,421	$49,221,473
Net long-term capital gains	45,944	20,599	—	—

Total taxable distributions	$ 909,122	$706,550	$29,545,421	$49,221,473

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$ 2,358,251	$3,413,896	$ 4,488,711,334	$ 2,492,448,522
Net long-term capital gains	—	—	1,033,756,885	218,637,193

Total taxable distributions	$ 2,358,251	$3,413,896	$ 5,522,468,219	$ 2,711,085,715

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$ 1,364,313	$2,644,483	$116,535,196	$120,977,138

Total taxable distributions	$ 1,364,313	$2,644,483	$116,535,196	$120,977,138

311 / Annual Report March 2021

Notes to Financial Statements (Continued)

  Tax Cost

As of March 31, 2021, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$32,632,913	$12,998,572	$219,550,760	$453,717,495	$774,599,088	$848,592,671

Gross unrealized appreciation	1,249,590	207,456	2,194,779	5,442,191	22,170,107	13,253,586

Gross unrealized (depreciation)	(845,618)	(410,027)	(5,185,502)	(3,706,174)	(36,426,904)	(7,066,505)

Net unrealized appreciation (depreciation)	$403,972	$(202,571)	$(2,990,723)	$1,736,017	$(14,256,797)	$6,187,081

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost	$12,410,152	$2,718,653,116	$28,391,803	$105,291,708,528	$281,953,303	$4,035,195,917

Gross unrealized appreciation	363,250	29,255,041	864,459	1,726,544,668	1,133,834	93,223,068

Gross unrealized (depreciation)	(790,997)	(23,237,432)	(5,327,582)	(1,160,602,256)	(1,181,038)	(136,647,941)

Net unrealized appreciation (depreciation)	$(427,747)	$6,017,609	$(4,463,123)	$565,942,412	$(47,204)	$(43,424,873)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 8, 2021. The upfront fee for borrowing is 0.05%. The interest rate on borrowing is the federal funds rate plus 1.25%. There were no borrowings from the line of credit as of or during the year ended March 31, 2021. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

13.	NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report March 2021 / 312

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan West Funds (the “Funds”) comprising the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund, including the schedules of portfolio investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (as to Metropolitan West High Yield Bond Fund, consolidated financial highlights for the three years in the period ended March 31, 2019) for each of the five years in the period then ended for the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund; the financial highlights for Metropolitan West Corporate Bond Fund for the years ended March 31, 2021, March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; the financial highlights for Metropolitan West Investment Grade Credit Fund for the years ended March 31, 2021, March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; the financial highlights for Metropolitan West Flexible Income Fund for the years ended March 31, 2021, March 31, 2020 and the period from November 30, 2018 (commencement of operations) through March 31, 2019; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31,2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five year years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31, 2021; the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for Metropolitan West Corporate Bond Fund for the years ended March 31, 2021, March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; the results of operations, changes in net assets, and financial highlights for Metropolitan West Investment Grade Credit Fund for the years ended March 31, 2021, March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; and the results of operations, changes in net assets, and financial highlights for Metropolitan West Flexible Income Fund for the years ended March 31, 2021, March 31, 2020 and the period from November 30, 2018 (commencement of operations) through March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

313 / Annual Report March 2021

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 27, 2021

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Annual Report March 2021 / 314

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2021, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Net Investment Income Distributions	21.41%	82.09%	96.01%	100.00%	100.00%	39.07%
Short-Term Capital Gain Distributions	30.15%	8.59%	1.86%	0.00%	0.00%	43.95%
Long-Term Capital Gain Distributions	48.44%	9.32%	2.13%	0.00%	0.00%	16.98%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec
Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.38%	0.72%	0.34%	0.33%	0.28%	5.47%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	100.00%	95.02%	90.95%	94.75%	85.45%	99.23%
Qualified Short-Term Capital Gain (6)	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Net Investment Income Distributions	84.06%	100.00%	100.00%	25.08%	100.00%	78.19%
Short-Term Capital Gain Distributions	10.89%	0.00%	0.00%	56.20%	0.00%	21.81%
Long-Term Capital Gain Distributions	5.05%	0.00%	0.00%	18.72%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec
Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.43%	4.07%	2.38%	6.29%	9.57%	1.74%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	97.12%	88.26%	89.84%	99.95%	80.39%	54.22%
Qualified Short-Term Capital Gain (6)	100.00%	0.00%	0.00%	100.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

315 / Annual Report March 2021

Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine whether to specify highly liquid investment minimum (and, if so, at what level), limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program (the “Program Administrator”).

On March 8, 2021, the Board reviewed the Program Administrator’s written annual report (the “Report”) concerning the operation of the Funds’ Liquidity Program for the calendar year ended December 31, 2021 (the “Reporting Period”).The Report addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s Highly Liquidity Investment Minimum (“HLIM”). The Report discussed, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and the operation and monitoring of the HLIM assigned to a Fund, as applicable; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions. The Report concluded that the Liquidity Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented with respect to each Fund during the Reporting Period.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Annual Report March 2021 / 316

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

Effective January 2020

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information," issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

317 / Annual Report March 2021

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC
Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2021 / 318

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*
Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership.	12	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 - June 2017), Athletic Director (2010 - June 2016), University of Southern California.	31	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	12	None

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 - 2019), KBS Capital Advisors (a manager of real estate investment trusts).	31	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed- end fund); TCW DL VII Financing LLC (business development company)

319 / Annual Report March 2021

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Senior Financial Advisor (August 2020 – March 2021) and Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate services and technology company); Chief Financial Officer (January 2018 - November 2018), Citizens Parking Inc. (parking services company); Chief Financial Officer (September 2015 – July 2017), Novitex Enterprise Solutions, Inc. (document management company).	12	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Employee (since 2003), Cowen & Co. (broker-dealer); Chief Executive Officer (since 2001), Meadowbrook Capital Management (asset management company).	31	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company)

Interested Trustees**
Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	12	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	12	None

Officers of the Trust who are not Trustees
David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since February 2013), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2008.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

Annual Report March 2021 / 320

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term, since February 2021	Mr. Villa is Group Managing Director, Chief Financial Officer and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. (since 2008); Treasurer and Principal Financial Officer and Accounting Officer of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since February 2014); Managing Director, Chief Financial Officer and Assistant Secretary of TCW LLC (since 2016).	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Managing Director of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Gladys Xiques (1973)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, since January 2021	Ms. Xiques is Managing Director and Global Chief Compliance Officer of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC (since January 2021); Global Chief Compliance Officer of The TCW Group, Inc. (since January 2021); Senior Vice President of TCW LLC, TCW Investment Management Company LLC, TCW Asset Management Company LLC and the Adviser (February 2015 – December 2020); Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (since February 2013). She is Senior Vice President, Secretary and General Counsel for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

321 / Annual Report March 2021

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC (since February 2013). He is Vice President and Assistant Secretary for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

Annual Report March 2021 / 322

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MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

David Lippman

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 5/2021

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

Pursuant to Item 13(a)(1), the registrant is filing as an exhibit a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $545,908 in 2021 and $545,908 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $104,680 in 2021 and $101,760 in 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $751,087 in 2021 and $1,058,854 in 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Metropolitan West Funds

By (Signature and Title)*         /s/  David B. Lippman

      David B. Lippman, President and Principal Executive Officer

      (principal executive officer)

Date June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ David B. Lippman

      David B. Lippman, President and Principal Executive Officer

      (principal executive officer)

Date June 3, 2021

By (Signature and Title)*        /s/ Richard Villa

      Richard Villa, Treasurer, Principal Financial Officer

      and Principal Accounting Officer

      (principal financial officer)

Date June 3, 2021

* Print the name and title of each signing officer under his or her signature.